                                                                                                     EXECUTION COPY

                                     RESIDENTIAL ASSET SECURITIES CORPORATION,

                                                    Depositor,

                                         RESIDENTIAL FUNDING CORPORATION,

                                                 Master Servicer,

                                                        and

                                          U.S. BANK NATIONAL ASSOCIATION

                                                      Trustee

                                          POOLING AND SERVICING AGREEMENT

                                             Dated as of July 1, 2006

                            Home Equity Mortgage Asset-Backed Pass-Through Certificates

                                                  Series 2006-KS6

                                                 TABLE OF CONTENTS

         Section 2.03.         Representations, Warranties and Covenants of the Master Servicer and the
                               Depositor........................................................................60

         Section 2.04.         Representations and Warranties of Sellers........................................62

         Section 2.05.         Execution and Authentication of Certificates; Conveyance of

         Section 3.02.         Subservicing Agreements Between Master Servicer and Subservicers;

         Section 3.05.         No Contractual Relationship Between Subservicer and Trustee or
                               Certificateholders...............................................................69

         Section 3.06.         Assumption or Termination of Subservicing Agreements by Trustee..................69

         Section 3.07.         Collection of Certain Mortgage Loan Payments; Deposits to Custodial
                               Account..........................................................................69

         Section 3.08.         Subservicing Accounts; Servicing Accounts........................................72

         Section 3.09.         Access to Certain Documentation and Information Regarding the Mortgage

         Section 3.13.         Enforcement of Due-on-Sale Clauses; Assumption and Modification

         Section 4.03.         Statements to Certificateholders; Statements to Rating Agencies; Exchange
                               Act Reporting....................................................................93

         Section 4.04.         Distribution of Reports to the Trustee and the Depositor; Advances by the

         Section 6.02.         Merger or Consolidation of the Depositor or the Master Servicer;

Exhibit B-1       Form of Class M Certificate...............................................................B-1-1

Exhibit B-2       Form of Class B Certificate...............................................................B-2-1

Exhibit H-1       Form of Transfer Affidavit and Agreement..................................................H-1-1

Exhibit H-2       Form of Transferor Certificate............................................................H-2-1

Exhibit I         Form of Investor Representation Letter......................................................I-1

Exhibit J         Form of Transferor Representation Letter....................................................J-1

Exhibit K         Text of Amendment to Pooling and Servicing Agreement Pursuant to Section 11.01(e) for

Exhibit N-1       Form of Rule 144A Investment Representation Letter........................................N-1-1

Exhibit N-2       Form of Transferor Certificate (144A Transferor to 144A Transferee).......................N-2-1

Exhibit N-3       Form of Transferor Certificate (144A Transferor to Regulation S Transferee)...............N-3-1

Exhibit N-4       Form of Regulation S Transferee Certificate...............................................N-4-1

Exhibit N-5       Form of Accredited Investor Transferee Certificate........................................N-5-1

Exhibit N-6       Form of Transferor Certificate (Regulation S Transferor)..................................N-6-1

Exhibit T-1       Form of 10-K Certification................................................................T-1-1

Exhibit T-2       Form of Back-Up Certification.............................................................T-2-1

Exhibit U         Information to be Provided by the Master Servicer to the Rating Agencies Relating to

         This Pooling and Servicing  Agreement,  effective as of July 1, 2006, among  RESIDENTIAL  ASSET SECURITIES
CORPORATION,  as the depositor (together with its permitted successors and assigns,  the "Depositor"),  RESIDENTIAL
FUNDING  CORPORATION,  as master  servicer  (together  with its  permitted  successors  and  assigns,  the  "Master
Servicer"),  and U.S. BANK  NATIONAL  ASSOCIATION,  a banking  association  organized  under the laws of the United
States, as trustee (together with its permitted successors and assigns, the "Trustee").

                                              PRELIMINARY STATEMENT:

         The  Depositor  intends  to  sell  mortgage  asset-backed  pass-through  certificates  (collectively,  the
"Certificates"),  to be issued  hereunder  in sixteen  Classes,  which in the  aggregate  will  evidence the entire beneficial ownership interest in the Mortgage Loans (as defined herein) and certain other related assets.

                                                      REMIC I

         As provided herein,  the REMIC  Administrator will make an election to treat the segregated pool of assets consisting  of the Mortgage  Loans and certain  other  related  assets  (exclusive of the Swap Account and the Swap
Agreement)  subject to this Agreement as a real estate mortgage  investment  conduit (a "REMIC") for federal income tax  purposes,  and such  segregated  pool of assets will be  designated  as "REMIC I."  Component I of the Class R
Certificates  will  represent  the  sole  Class  of  "residual  interests"  in REMIC I for  purposes  of the  REMIC
Provisions  (as defined  herein)  under  federal  income tax law. The following  table  irrevocably  sets forth the designation,  remittance  rate  (the  "Uncertificated  REMIC  I Pass  Through  Rate")  and  initial  Uncertificated
Principal  Balance for each of the "regular  interests" in REMIC I (the "REMIC I Regular  Interests").  The "latest possible  maturity  date"  (determined  solely for  purposes  of  satisfying  Treasury  regulation  Section  1.860G
1(a)(4)(iii))  for  each  REMIC I  Regular  Interest  shall  be the  Maturity  Date.  None of the  REMIC I  Regular
Interests will be certificated.

                        UNCERTIFICATED REMIC I        INITIAL UNCERTIFICATED REMIC I           LATEST POSSIBLE
    DESIGNATION            PASS-THROUGH RATE                PRINCIPAL BALANCE                   MATURITY DATE
        I-1-A                Variable(1)                   $    1,773,183.150                     August 2036
        I-2-A                Variable(1)                   $    2,682,496.185                     August 2036
        I-3-A                Variable(1)                   $    3,610,538.350                     August 2036
        I-4-A                Variable(1)                   $    4,526,139.720                     August 2036
        I-5-A                Variable(1)                   $    5,437,399.750                     August 2036
        I-6-A                Variable(1)                   $    6,335,483.945                     August 2036
        I-7-A                Variable(1)                   $    7,210,800.380                     August 2036
        I-8-A                Variable(1)                   $    8,048,064.490                     August 2036
        I-9-A                Variable(1)                   $    8,841,834.420                     August 2036
       I-10-A                Variable(1)                   $    9,355,439.630                     August 2036
       I-11-A                Variable(1)                   $    9,807,256.900                     August 2036
       I-12-A                Variable(1)                   $    9,356,102.910                     August 2036
       I-13-A                Variable(1)                   $    8,922,243.615                     August 2036
       I-14-A                Variable(1)                   $    8,508,774.995                     August 2036
       I-15-A                Variable(1)                   $    8,114,738.695                     August 2036
       I-16-A                Variable(1)                   $    7,739,203.420                     August 2036
       I-17-A                Variable(1)                   $    7,379,698.770                     August 2036
       I-18-A                Variable(1)                   $    7,038,838.830                     August 2036
       I-19-A                Variable(1)                   $    6,713,930.965                     August 2036
       I-20-A                Variable(1)                   $    6,404,218.295                     August 2036
       I-21-A                Variable(1)                   $    6,218,650.385                     August 2036
       I-22-A                Variable(1)                    $  11,423,666.485                     August 2036
       I-23-A                Variable(1)                    $  10,266,586.290                     August 2036
       I-24-A                Variable(1)                   $    9,219,858.105                     August 2036
       I-25-A                Variable(1)                   $    8,297,964.895                     August 2036
       I-26-A                Variable(1)                   $    7,425,150.150                     August 2036
       I-27-A                Variable(1)                   $    4,203,424.380                     August 2036
       I-28-A                Variable(1)                   $    3,976,127.395                     August 2036
       I-29-A                Variable(1)                   $    3,761,612.625                     August 2036
       I-30-A                Variable(1)                   $    3,559,135.925                     August 2036
       I-31-A                Variable(1)                   $    3,367,971.070                     August 2036
       I-32-A                Variable(1)                   $    3,187,550.015                     August 2036
       I-33-A                Variable(1)                   $    3,017,207.780                     August 2036
       I-34-A                Variable(1)                  $       545,833.745                     August 2036
       I-35-A                Variable(1)                   $    2,409,927.930                     August 2036
       I-36-A                Variable(1)                   $    2,282,428.725                     August 2036
       I-37-A                Variable(1)                   $    2,161,428.845                     August 2036
       I-38-A                Variable(1)                   $    2,047,708.430                     August 2036
       I-39-A                Variable(1)                   $    1,940,257.355                     August 2036
       I-40-A                Variable(1)                   $    1,838,718.335                     August 2036
       I-41-A                Variable(1)                   $    1,742,754.865                     August 2036
       I-42-A                Variable(1)                   $    1,652,050.040                     August 2036
       I-43-A                Variable(1)                   $    1,566,305.385                     August 2036
       I-44-A                Variable(1)                   $    1,485,239.750                     August 2036
       I-45-A                Variable(1)                   $    1,408,588.340                     August 2036
       I-46-A                Variable(1)                   $    1,336,101.680                     August 2036
       I-47-A                Variable(1)                    $  26,400,363.660                     August 2036
        I-1-B                Variable(1)                   $    1,773,183.150                     August 2036
        I-2-B                Variable(1)                   $    2,682,496.185                     August 2036
        I-3-B                Variable(1)                   $    3,610,538.350                     August 2036
        I-4-B                Variable(1)                   $    4,526,139.720                     August 2036
        I-5-B                Variable(1)                   $    5,437,399.750                     August 2036
        I-6-B                Variable(1)                   $    6,335,483.945                     August 2036
        I-7-B                Variable(1)                   $    7,210,800.380                     August 2036
        I-8-B                Variable(1)                   $    8,048,064.490                     August 2036
        I-9-B                Variable(1)                   $    8,841,834.420                     August 2036
       I-10-B                Variable(1)                   $    9,355,439.630                     August 2036
       I-11-B                Variable(1)                   $    9,807,256.900                     August 2036
       I-12-B                Variable(1)                   $    9,356,102.910                     August 2036
       I-13-B                Variable(1)                   $    8,922,243.615                     August 2036
       I-14-B                Variable(1)                   $    8,508,774.995                     August 2036
       I-15-B                Variable(1)                   $    8,114,738.695                     August 2036
       I-16-B                Variable(1)                   $    7,739,203.420                     August 2036
       I-17-B                Variable(1)                   $    7,379,698.770                     August 2036
       I-18-B                Variable(1)                   $    7,038,838.830                     August 2036
       I-19-B                Variable(1)                   $    6,713,930.965                     August 2036
       I-20-B                Variable(1)                   $    6,404,218.295                     August 2036
       I-21-B                Variable(1)                   $    6,218,650.385                     August 2036
       I-22-B                Variable(1)                    $  11,423,666.485                     August 2036
       I-23-B                Variable(1)                    $  10,266,586.290                     August 2036
       I-24-B                Variable(1)                   $    9,219,858.105                     August 2036
       I-25-B                Variable(1)                   $    8,297,964.895                     August 2036
       I-26-B                Variable(1)                   $    7,425,150.150                     August 2036
       I-27-B                Variable(1)                   $    4,203,424.380                     August 2036
       I-28-B                Variable(1)                   $    3,976,127.395                     August 2036
       I-29-B                Variable(1)                   $    3,761,612.625                     August 2036
       I-30-B                Variable(1)                   $    3,559,135.925                     August 2036
       I-31-B                Variable(1)                   $    3,367,971.070                     August 2036
       I-32-B                Variable(1)                   $    3,187,550.015                     August 2036
       I-33-B                Variable(1)                   $    3,017,207.780                     August 2036
       I-34-B                Variable(1)                  $       545,833.745                     August 2036
       I-35-B                Variable(1)                   $    2,409,927.930                     August 2036
       I-36-B                Variable(1)                   $    2,282,428.725                     August 2036
       I-37-B                Variable(1)                   $    2,161,428.845                     August 2036
       I-38-B                Variable(1)                   $    2,047,708.430                     August 2036
       I-39-B                Variable(1)                   $    1,940,257.355                     August 2036
       I-40-B                Variable(1)                   $    1,838,718.335                     August 2036
       I-41-B                Variable(1)                   $    1,742,754.865                     August 2036
       I-42-B                Variable(1)                   $    1,652,050.040                     August 2036
       I-43-B                Variable(1)                   $    1,566,305.385                     August 2036
       I-44-B                Variable(1)                   $    1,485,239.750                     August 2036
       I-45-B                Variable(1)                   $    1,408,588.340                     August 2036
       I-46-B                Variable(1)                   $    1,336,101.680                     August 2036
       I-47-B                Variable(1)                    $  26,400,363.660                     August 2036
         A-I                 Variable(1)                    $  18,819,260.450                     August 2036
_______________
(1)  Calculated as provided in the definition of Uncertificated REMIC I Pass-Through Rate.

                                                     REMIC II

         As provided herein,  the REMIC  Administrator will make an election to treat the segregated pool of assets consisting of the REMIC I Regular  Interests as a REMIC for federal income tax purposes,  and such  segregated pool of assets will be  designated  as "REMIC II."  Component II of the Class R  Certificates  will  represent  the sole
Class of "residual  interests" in REMIC II for purposes of the REMIC  Provisions (as defined  herein) under federal income tax law. The following table  irrevocably sets forth the designation,  remittance rate (the  "Uncertificated
REMIC II Pass-Through  Rate") and initial  Uncertificated  Principal Balance for each of the "regular interests" in
REMIC II (the "REMIC II Regular  Interests").  The "latest possible maturity date" (determined  solely for purposes of satisfying  Treasury  regulation  Section 1.860G  1(a)(4)(iii))  for each REMIC II Regular Interest shall be the
Maturity Date.  None of the REMIC II Regular Interests will be certificated.

                          UNCERTIFICATED REMIC II       INITIAL UNCERTIFICATED REMIC II        LATEST POSSIBLE
    DESIGNATION              PASS-THROUGH RATE                 PRINCIPAL BALANCE                MATURITY DATE
         LT1                    Variable(1)               $        544,279,125.56                 August 2036
         LT2                    Variable(1)               $             17,105.59                August  2036
         LT3                    Variable(1)               $             37,331.50                August  2036
         LT4                    Variable(1)               $             37,331.50                August  2036
        LT-IO                   Variable(1)                         [(2)]                        August  2036
_______________
(1)  Calculated as provided in the definition of Uncertificated REMIC II Pass-Through Rate.
(2)  REMIC II Regular  Interest LT-IO will not have an  Uncertificated  Principal  Balance but will accrue interest on its  uncertificated  notional  amount  calculated in  accordance  with the  definition  of  "Uncertificated
     Notional Amount" herein.

                                                     REMIC III

         As provided herein,  the REMIC  Administrator will elect to treat the segregated pool of assets consisting of the REMIC II Regular  Interests as a REMIC for federal income tax purposes,  and such  segregated pool of assets will be  designated  as REMIC III.  Component  III of the Class R  Certificates  will  represent  the sole Class of
"residual  interests"  in REMIC  III for  purposes  of the REMIC  Provisions  under  federal  income  tax law.  The following  table  irrevocably  sets  forth the  designation,  Pass  Through  Rate,  aggregate  Initial  Certificate
Principal  Balance,  certain  features,  month of Final  Scheduled  Distribution  Date and initial ratings for each
Class of  Certificates  comprising  the  interests  representing  "regular  interests"  in REMIC III.  The  "latest possible  maturity  date"  (determined  solely for  purposes  of  satisfying  Treasury  Regulation  Section  1.860G
1(a)(4)(iii)) for each of REMIC III Regular Interest shall be the Maturity Date.

                                                                                          MONTH OF
                                                                                            FINAL
                                            AGGREGATE INITIAL                             SCHEDULED
                             PASS-THROUGH      CERTIFICATE                              DISTRIBUTION
 DESIGNATION       TYPE          RATE       PRINCIPAL BALANCE         FEATURES              DATE
                                                                                                         S&P    Moody's    Fitch
  Class A-1     Regular(1)  Adjustable(2)(3)   $195,565,000.00    Senior/Adjustable       July 2027      AAA      Aaa       AAA
                                                                        Rate
  Class A-2     Regular(1)  Adjustable(2)(3)   $89,221,000.00     Senior/Adjustable      April 2031      AAA      Aaa       AAA
                                                                        Rate
  Class A-3     Regular(1)  Adjustable(2)(3)   $91,784,000.00     Senior/Adjustable      April 2035      AAA      Aaa       AAA
                                                                        Rate
  Class A-4     Regular(1)  Adjustable(2)(3)   $47,198,000.00     Senior/Adjustable      August 2036     AAA      Aaa       AAA
                                                                        Rate
  Class M-1     Regular(1)  Adjustable(2)(3)   $20,685,000.00   Mezzanine/Adjustable     August 2036     AA+      Aa1       AA+
                                                                        Rate
  Class M-2     Regular(1)  Adjustable(2)(3)   $18,508,000.00   Mezzanine/Adjustable     August 2036      AA      Aa2       AA+
                                                                        Rate
  Class M-3     Regular(1)  Adjustable(2)(3)   $10,887,000.00   Mezzanine/Adjustable     August 2036      AA      Aa3       AA
                                                                        Rate
  Class M-4     Regular(1)  Adjustable(2)(3)   $ 9,526,000.00   Mezzanine/Adjustable     August 2036      A+       A1       AA-
                                                                        Rate
  Class M-5     Regular(1)  Adjustable(2)(3)   $ 9,798,000.00   Mezzanine/Adjustable     August 2036      A+       A2       A+
                                                                        Rate
  Class M-6     Regular(1)  Adjustable(2)(3)   $ 8,709,000.00   Mezzanine/Adjustable     August 2036      A-       A3        A
                                                                        Rate
  Class M-7     Regular(1)  Adjustable(2)(3)   $ 8,437,000.00   Mezzanine/Adjustable     August 2036     BBB+     Baa1      A-
                                                                        Rate
  Class M-8     Regular(1)  Adjustable(2)(3)   $  7,621,000.00  Mezzanine/Adjustable     August 2036     BBB      Baa2     BBB+
                                                                        Rate
  Class M-9     Regular(1)  Adjustable(2)(3)   $ 5,716,000.00   Mezzanine/Adjustable     August 2036     BBB-     Baa3      BBB
                                                                        Rate
   Class B      Regular(1)  Adjustable(2)(3)   $ 5,443,000.00   Mezzanine/Adjustable     August 2036     BB+      Ba1      BBB-
                                                                        Rate
   Class SB     Regular          N/A           $15,272,894.15        Subordinate                         N/R      N/R       N/R
                   (4)
   Class IO      Regular          (6)              (7)          Interest Only                            N/R      N/R       N/R
                   (5)
___________________
(1)  This Class of Certificates  represents  ownership of a REMIC III  Regular  Interest  together with (i) certain rights to payments to be made from amounts  received  under the Swap  Agreement  which will be deemed made for federal income tax purposes  outside of REMIC III by the holder of the Class SB  Certificates  as the owner of the Swap Agreement and (ii) the obligation to pay the Class IO  Distribution  Amount.  Any amount  distributed on this Class of Certificates on any  Distribution  Date in excess of the amount  distributable on the related
     REMIC III  Regular  Interest on such  Distribution  Date shall be treated for federal  income tax  purposes as having been paid from the Swap Account and any amount  distributable  on such  REMIC III  Regular  Interest on such  Distribution  Date  in  excess  of the  amount  distributable  on such  Class  of  Certificates  on such
     Distribution  Date shall be treated as having been paid to the Swap  Account,  all  pursuant to and as further provided in Section 4.10 hereof.
(2)  The  REMIC III  Regular  Interests  ownership  of which is  represented  by the Class A  Certificates  and the
     Class M  Certificates,  will accrue  interest at a per annum rate equal to LIBOR plus the  applicable  Margin, each subject to a payment cap as described in the  definition of  "Pass-Through  Rate" and the  provisions for the  payment of Basis Risk  Shortfalls  herein,  which  payments  will not be part of the  entitlement  of the
     REMIC III Regular Interests related to such Certificates.
(3)  The Class A  Certificates  and Class M  Certificates  will also entitle their holders to certain payments from the Holder of the  Class SB  Certificates  from  amounts to which the related  REMIC III  Regular  Interest is entitled and from amounts  received under the Swap  Agreement,  which will not be a part of their ownership of the REMIC III Regular Interests.
(4)  The  Class SB  Certificates  will accrue  interest  as  described  in the  definition  of Accrued  Certificate
     Interest.  The Class SB  Certificates will not accrue interest on their  Certificate  Principal  Balance.  The
     Class SB  Certificates  will be  comprised  of two  REMIC III  regular  interests,  a principal  only  regular interest  designated SB-PO and an interest only regular interest  designated SB-IO,  which will be entitled to distributions  as set forth  herein.  The rights of the Holder of the Class SB  Certificates  to payments from the Swap  Agreement  shall be outside and apart from its rights under the REMIC III  Regular  Interests  SB-IO and SB-PO.
(5)  REMIC III  Regular  Interest IO will be held as an asset of the Swap  Account  established  by the Trustee and will be treated for federal income tax purposes as owned by the holder of the Class SB Certificate.
(6)  For federal income tax purposes,  REMIC III  Regular  Interest IO will not have a Pass-Through  Rate, but will be entitled to 100% of the amounts distributed on REMIC II Regular Interest LT-IO.
(7)  For federal  income tax purposes,  REMIC III  Regular  Interest IO will not have an  Uncertificated  Principal
     Balance,  but will have a notional  amount equal to the  Uncertificated  Notional  Amount of REMIC II  Regular
     Interest LT-IO.

         In consideration of the mutual  agreements herein  contained,  the Depositor,  the Master Servicer and the
Trustee agree as follows:

ARTICLE I

                                                    DEFINITIONS

Section 1.01.     Definitions.

         Whenever used in this Agreement,  the following words and phrases,  unless the context otherwise requires, shall have the meanings specified in this Article.

         Accredited Investor:  The meaning specified in Rule 501(a) of the Securities Act.

         Accrued  Certificate  Interest:  With  respect  to  each  Distribution  Date  and  each  Class of  Class A
Certificates,  Class M  Certificates and Class B  Certificates,  an amount equal to the interest accrued during the related  Interest  Accrual  Period  on  the  Certificate  Principal  Balance  thereof  immediately  prior  to  such
Distribution Date at the related Pass-Through Rate for that Distribution Date.

         The amount of Accrued  Certificate  Interest on each Class of Certificates  shall be reduced by the amount of Prepayment  Interest  Shortfalls on the related Mortgage Loans during the prior calendar month to the extent not covered by  Compensating  Interest  pursuant to  Section 3.16,  and Relief Act  Shortfalls on the related  Mortgage
Loans during the related Due Period.  All such  reductions  with  respect to the  Mortgage  Loans will be allocated among the Certificates in proportion to the amount of Accrued  Certificate  Interest  payable on such  Certificates on such Distribution Date absent such reductions.

         Accrued  Certificate  Interest for any Distribution  Date shall further be reduced by the interest portion of Realized Losses allocated to any Class of Certificates pursuant to Section 4.05.

         Accrued  Certificate  Interest  shall accrue on the basis of a 360-day year and the actual number  of days in the related Interest Accrual Period.

         With  respect  to each  Distribution  Date and the  Class SB  Certificates,  interest  accrued  during the preceding  Interest Accrual Period at the Pass-Through Rate on the  Uncertificated  Notional Amount as specified in the  definition  of  Pass-Through  Rate,  immediately  prior to such  Distribution  Date,  reduced by any  interest shortfalls with respect to the Mortgage Loans,  including  Prepayment Interest Shortfalls to the extent not covered by  Compensating  Interest  pursuant to  Section 3.16  or by Excess Cash Flow  pursuant to  Section 4.02(c)(v)  and
(vi).  Accrued  Certificate  Interest on the Class SB  Certificates shall accrue on the basis of a 360-day year and the actual number of days in the related Interest Accrual Period.

         Adjusted  Available   Distribution   Amount:   With  respect  to  any  Distribution  Date,  the  Available
Distribution  Amount increased by the excess,  if any, of the Net Swap Payment owed to the Swap  Counterparty  over the amount distributable on such Distribution Date in respect of the REMIC III Regular Interest IO.

         Adjusted  Mortgage  Rate:  With respect to any Mortgage Loan and any date of  determination,  the Mortgage
Rate borne by the related Mortgage Note, less the rate at which the related Subservicing Fee accrues.

         Adjustment  Date: With respect to each  adjustable-rate  Mortgage Loan, each date set forth in the related
Mortgage Note on which an adjustment to the interest rate on such Mortgage Loan becomes effective.

         Advance:  With  respect to any  Mortgage  Loan,  any  advance  made by the Master  Servicer,  pursuant  to
Section 4.04.

         Affected Party:  As defined in the Swap Agreement.

         Affiliate:  With  respect to any Person,  any other  Person  controlling,  controlled  by or under  common control  with such first  Person.  For the  purposes of this  definition,  "control"  means the power to direct the management  and  policies  of such  Person,  directly  or  indirectly,  whether  through  the  ownership  of voting securities,  by contract or otherwise;  and the terms  "controlling" and "controlled" have meanings  correlative to the foregoing.

         Agreement:  This Pooling and Servicing Agreement and all amendments hereof and supplements hereto.

         Amount Held for Future  Distribution:  With  respect to any  Distribution  Date,  the total of the amounts held in the  Custodial  Account  at the  close of  business  on the  preceding  Determination  Date on  account  of
(i) Liquidation Proceeds, Subsequent Recoveries, Insurance Proceeds, REO Proceeds, Principal Prepayments,  Mortgage
Loan purchases made pursuant to Section 2.02,  2.03, 2.04 or 4.07 and Mortgage Loan  substitutions made pursuant to
Section 2.03  or 2.04  received  or made in the  month of such  Distribution  Date  (other  than  such  Liquidation
Proceeds,  Subsequent Recoveries,  Insurance Proceeds, REO Proceeds and purchases of Mortgage Loans that the Master
Servicer has deemed to have been  received in the  preceding  month in accordance  with  Section 3.07(b))  and (ii)
payments  which  represent  early  receipt of scheduled  payments of principal  and interest due on a date or dates subsequent to the Due Date in the related Due Period.

         Applicable  Procedures:  The  applicable  rules,  regulations  and  procedures  utilized or imposed by any
Clearance System or the Depository.

         Appraised  Value:  With respect to any Mortgaged  Property,  the lesser of (i) the appraised value of such
Mortgaged  Property based upon the appraisal made at the time of the origination of the related  Mortgage Loan, and
(ii) the sales  price of the  Mortgaged  Property  at such time of  origination,  except in the case of a Mortgaged
Property  securing a refinanced or modified  Mortgage Loan as to which it is either the appraised  value based upon the appraisal made at the time of  origination of the loan which was refinanced or modified or the appraised  value determined in an appraisal at the time of refinancing or modification, as the case may be.

         Assignment:  An  assignment of the Mortgage,  notice of transfer or equivalent  instrument,  in recordable form,  sufficient under the laws of the jurisdiction  wherein the related Mortgaged  Property is located to reflect of record the sale of the Mortgage  Loan to the Trustee for the benefit of  Certificateholders,  which  assignment, notice  of  transfer  or  equivalent  instrument  may be in the form of one or more  blanket  assignments  covering
Mortgages  secured by Mortgaged  Properties  located in the same county,  if permitted by law and accompanied by an
Opinion of Counsel to that effect.

         Assignment  Agreement:  The  Assignment  and  Assumption  Agreement,   dated  the  Closing  Date,  between
Residential  Funding and the  Depositor  relating to the transfer and  assignment of the Mortgage  Loans,  attached hereto as Exhibit R.

         Available  Distribution  Amount:  With respect to any Distribution Date, an amount equal to (a) the sum of
(i) the amount  relating to the Mortgage  Loans on deposit in the Custodial  Account as of the close of business on the immediately  preceding  Determination Date, including any Subsequent  Recoveries,  and amounts deposited in the
Custodial Account in connection with the substitution of Qualified  Substitute  Mortgage Loans,  (ii) the amount of any Advance  made on the  immediately  preceding  Certificate  Account  Deposit  Date with  respect to the Mortgage
Loans,  (iii) any amount  deposited in the  Certificate  Account on the related  Certificate  Account  Deposit Date pursuant to the second  paragraph of  Section 3.12(a)  in respect of the Mortgage  Loans,  (iv) any amount that the
Master Servicer is not permitted to withdraw from the Custodial Account pursuant to  Section 3.16(e)  in respect of the Mortgage Loans,  and (v) any amount  deposited in the Certificate  Account  pursuant to Section 4.07 or 9.01 in respect of the  Mortgage  Loans,  reduced by (b) the sum as of the close of business on the  immediately  preceding
Determination  Date of (x) the Amount Held for Future  Distribution with respect to the Mortgage Loans, (y) amounts permitted  to be withdrawn  by the Master  Servicer  from the  Custodial  Account in respect of the Mortgage  Loans pursuant to clauses (ii)-(x),  inclusive,  of Section 3.10(a)  and (z) any Net Swap Payments required to be made to the Swap  Counterparty  and  Swap  Termination  Payments  not due to a Swap  Counterparty  Trigger  Event  for such
Distribution Date.

         Balloon  Loan:  Each of the Mortgage  Loans having an original  term to maturity  that is shorter than the related amortization term.

         Balloon  Payment:  With respect to any Balloon Loan,  the related  Monthly  Payment  payable on the stated
maturity date of such Balloon Loan.

         Bankruptcy Code:  The Bankruptcy Code of 1978, as amended.

         Basis Risk Shortfalls:  With respect to each Class of the Class A  Certificates,  Class M Certificates and
Class B Certificates,  and any Distribution  Date, the sum of (a) with  respect to any  Distribution  Date on which the Net WAC Cap Rate is used to determine  the  Pass-Through  Rate of such Class,  an amount equal to the excess of
(x) Accrued  Certificate  Interest  for such Class  calculated  at a per annum rate equal to LIBOR plus the related
Margin for such  Distribution  Date  (which  shall not exceed  14.000%  per annum),  over  (y) Accrued  Certificate
Interest  for such  Class calculated  using  the Net WAC Cap Rate,  (b) any  shortfalls  for such  Class calculated pursuant to clause (a) above  remaining unpaid from prior  Distribution  Dates, and (c) one month's interest on the amount in clause  (b) (based on the number of days in the preceding  Interest  Accrual  Period) at a per annum rate equal to the Pass-Through Rate for such period.

         Book-Entry Certificate:  Any Certificate registered in the name of the Depository or its nominee.

         Business  Day: Any day other than (i) a Saturday or a Sunday or (ii) a day on which  banking  institutions in the State of  California,  the  State of  Minnesota,  the State of Texas,  the State of New York or the State of
Illinois  (and such other  state or states in which the  Custodial  Account or the  Certificate  Account are at the
time located) are required or authorized by law or executive order to be closed.

         Calendar  Quarter:  A Calendar  Quarter shall  consist of one of the  following  time periods in any given year:  January 1 through  March 31,  April 1 through  June 30, July 1 through  September  30, and October 1 through
December 31.

         Capitalization  Reimbursement  Amount:  With respect to any  Distribution  Date, the amount of Advances or
Servicing  Advances  that were  added to the  Stated  Principal  Balance  of the  Mortgage  Loans  during the prior calendar  month and  reimbursed  to the  Master  Servicer  or  Subservicer  on or prior to such  Distribution  Date pursuant to Section 3.10(a)(vii).

         Cash  Liquidation:  With respect to any defaulted  Mortgage Loan other than a Mortgage Loan as to which an
REO  Acquisition  occurred,  a determination  by the Master  Servicer that it has received all Insurance  Proceeds,
Liquidation  Proceeds and other payments or cash recoveries which the Master Servicer  reasonably and in good faith expects to be finally recoverable with respect to such Mortgage Loan.

         Certificate: Any Class A Certificate,  Class M Certificate,  Class B Certificate,  Class SB Certificate or
Class R Certificate.

         Certificate  Account:  The account or accounts  created and  maintained  pursuant to  Section 4.01,  which shall be entitled "U.S. Bank National  Association,  as trustee, in trust for the registered holders of Residential
Asset Securities Corporation,  Home Equity Mortgage Asset-Backed  Pass-Through  Certificates,  Series 2006-KS6" and
which account shall be held for the benefit of the Certificateholders and which must be an Eligible Account.

         Certificate Account Deposit Date:  With respect to any Distribution Date, the Business Day prior thereto.

         Certificateholder  or Holder:  The Person in whose name a Certificate  is  registered  in the  Certificate
Register,  except that neither a Disqualified  Organization  nor a Non-United  States Person shall be a holder of a
Class R  Certificate  for any purpose  hereof.  Solely for the purpose of giving any consent or direction  pursuant to this Agreement,  any  Certificate,  other than a Class R  Certificate,  registered in the name of the Depositor, the Master  Servicer or any  Subservicer  or any Affiliate  thereof shall be deemed not to be  outstanding  and the
Percentage  Interest or Voting Rights evidenced thereby shall not be taken into account in determining  whether the requisite  amount of Percentage  Interests or Voting  Rights  necessary to effect any such consent or direction has
been  obtained.  All  references  herein  to  "Holders"  or  "Certificateholders"   shall  reflect  the  rights  of
Certificate  Owners as they may indirectly  exercise such rights through the Depository and  participating  members thereof, except as otherwise specified herein;  provided,  however, that the Trustee shall be required to recognize as a "Holder" or  "Certificateholder"  only the Person in whose name a Certificate is registered in the Certificate
Register.  Unless  otherwise  indicated in this  Agreement,  the Custodial  Agreement or the Assignment  Agreement,
whenever reference is made to the actions taken by the Trustee on behalf of the Certificateholders.

         Certificate  Owner:  With respect to a Book-Entry  Certificate,  the Person who is the beneficial owner of such  Certificate,  as reflected on the books of an indirect  participating  brokerage  firm for which a Depository
Participant  acts as agent, if any, and otherwise on the books of a Depository  Participant,  if any, and otherwise on the books of the Depository.

         Certificate  Principal Balance:  With respect to any Class A  Certificate,  Class M Certificate or Class B
Certificate,  on any date of  determination,  an amount equal to (i) the Initial  Certificate  Principal Balance of such  Certificate  as  specified  on the face  thereof,  minus  (ii) the  sum of (x) the  aggregate  of all amounts previously  distributed  with respect to such  Certificate (or any predecessor  Certificate)  and applied to reduce the Certificate  Principal Balance thereof pursuant to  Section 4.02(c)  and (y) the aggregate of all reductions in
Certificate  Principal  Balance deemed to have occurred in connection  with Realized  Losses which were  previously allocated to such  Certificate (or any  predecessor  Certificate)  pursuant to  Section 4.05;  provided,  that with respect  to any  Distribution  Date,  the  Certificate  Principal  Balance  of any  outstanding  Class  of  Class A
Certificates,  Class M  Certificates or Class B  Certificates (with respect to the Class A  Certificates,  on a pro rata basis based on the amount of Realized Loss previously  allocated thereto and remaining  unreimbursed) to which a Realized Loss was  previously  allocated and remains  unreimbursed  will be increased,  to the extent of Realized
Losses previously  allocated thereto and remaining  unreimbursed,  but only to the extent of Subsequent  Recoveries received  during  the  preceding  calendar  month.  With  respect  to any  Class SB  Certificate,  on any  date  of determination,  an amount equal to the Percentage  Interest evidenced by such Certificate,  multiplied by an amount equal to (i) the  excess,  if any, of (A) the then aggregate  Stated  Principal  Balance of the Mortgage Loans over
(B) the then aggregate Certificate Principal Balance of the Class A Certificates,  Class M Certificates and Class B
Certificates  then  outstanding,  which  represents the sum of (i) the  Initial  Principal  Balance of the REMIC II
Regular  Interest  SB-PO,  as reduced by Realized Losses  allocated  thereto and payments deemed made thereon,  and
(ii) accrued  and unpaid interest on the REMIC II  Regular  Interest SB-IO, as reduced by Realized Losses allocated thereto.  The Class R Certificates will not have a Certificate Principal Balance.

         Certificate  Register and  Certificate  Registrar:  The register  maintained  and the registrar  appointed pursuant to Section 5.02.

         Class:  Collectively, all of the Certificates or uncertificated interests bearing the same designation.

         Class A  Certificates:   Collectively,  the  Class A-1  Certificates,  Class A-2  Certificates,  Class A-3
Certificates and Class A-4 Certificates.

         Class A  Principal  Distribution  Amount:  With respect to any Distribution Date (a) prior to the Stepdown
Date or on or after the Stepdown Date if a Trigger  Event is in effect for that  Distribution  Date,  the Principal
Distribution  Amount for that  Distribution  Date or (b) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

                  (i)......the Principal Distribution Amount for that Distribution Date; and

                  (ii).....the excess,  if any, of (A) the aggregate  Certificate  Principal Balance of the Class A
Certificates  immediately  prior to that  Distribution  Date  over (B) the  lesser  of (x) the  product  of (1) the applicable  Subordination  Percentage and (2) the aggregate  Stated  Principal  Balance of the Mortgage Loans after giving effect to distributions to be made on that  Distribution  Date and (y) the excess,  if any, of the aggregate
Stated  Principal  Balance  of the  Mortgage  Loans  after  giving  effect  to  distributions  to be  made  on that
Distribution Date, over the Overcollateralization Floor.

         Class A-1  Certificate:  Any one of the Class A-1  Certificates  executed by the Trustee and authenticated by the  Certificate  Registrar  substantially  in the form  annexed  hereto as  Exhibit A,  senior  to the  Class M
Certificates,  Class B  Certificates,  Class SB Certificates and Class R Certificates with respect to distributions and the allocation of Realized Losses as set forth in  Section 4.05,  and evidencing (i) an interest  designated as a "regular  interest" in REMIC III for purposes of the REMIC  Provisions,  (ii) the right to receive payments under the Swap Agreement and (iii) the obligation to pay the Class IO Distribution Amount.

         Class A-1  Margin:  Initially,  0.040%  per  annum,  and on any  Distribution  Date on or after the second
Distribution Date after the first possible Optional Termination Date, 0.080% per annum.

         Class A-2  Certificate:  Any one of the Class A-2  Certificates  executed by the Trustee and authenticated by the  Certificate  Registrar  substantially  in the form  annexed  hereto as  Exhibit A,  senior  to the  Class M
Certificates,  Class B  Certificates,  Class SB Certificates and Class R Certificates with respect to distributions and the allocation of Realized Losses as set forth in  Section 4.05,  and evidencing (i) an interest  designated as a "regular  interest" in REMIC III for purposes of the REMIC  Provisions,  (ii) the right to receive payments under the Swap Agreement and (iii) the obligation to pay the Class IO Distribution Amount.

         Class A-2  Margin:  Initially,  0.100%  per  annum,  and on any  Distribution  Date on or after the second
Distribution Date after the first possible Optional Termination Date, 0.200% per annum.

         Class A-3  Certificate:  Any one of the Class A-3  Certificates  executed by the Trustee and authenticated by the  Certificate  Registrar  substantially  in the form  annexed  hereto as  Exhibit A,  senior  to the  Class M
Certificates,  Class B  Certificates,  Class SB Certificates and Class R Certificates with respect to distributions and the allocation of Realized Losses as set forth in  Section 4.05,  and evidencing (i) an interest  designated as a "regular  interest" in REMIC III for purposes of the REMIC  Provisions,  (ii) the right to receive payments under the Swap Agreement and (iii) the obligation to pay the Class IO Distribution Amount.

         Class A-3  Margin:  Initially,  0.150%  per  annum,  and on any  Distribution  Date on or after the second
Distribution Date after the first possible Optional Termination Date, 0.300% per annum.

         Class A-4  Certificate:  Any one of the Class A-4  Certificates  executed by the Trustee and authenticated by the  Certificate  Registrar  substantially  in the form  annexed  hereto as  Exhibit A,  senior  to the  Class M
Certificates,  Class B  Certificates,  Class SB Certificates and Class R Certificates with respect to distributions and the allocation of Realized Losses as set forth in  Section 4.05,  and evidencing (i) an interest  designated as a "regular  interest" in REMIC III for purposes of the REMIC  Provisions,  (ii) the right to receive payments under the Swap Agreement and (iii) the obligation to pay the Class IO Distribution Amount.

         Class A-4  Margin:  Initially,  0.250%  per  annum,  and on any  Distribution  Date on or after the second
Distribution Date after the first possible Optional Termination Date, 0.500% per annum.

         Class B Certificate:  Any one of the Class B  Certificates  executed by the Trustee and  authenticated  by the  Certificate  Registrar  substantially  in the form  annexed  hereto as  Exhibit  B-2,  senior to the  Class SB
Certificates and Class R  Certificates  with respect to distributions  and the allocation of Realized Losses as set forth in  Section 4.05,  and  evidencing  (i) an  interest  designated  as a  "regular  interest"  in REMIC III for purposes of the REMIC Provisions and (ii) the right to receive payments under the Swap Agreement.

         Class B  Margin:  Initially,  2.500%  per  annum,  and on any  Distribution  Date on or after  the  second
Distribution Date after the first possible Optional Termination Date, 3.750% per annum.

         Class B Principal  Distribution  Amount:  With respect to any Distribution  Date (a) prior to the Stepdown
Date or on or after the Stepdown Date if a Trigger  Event is in effect for that  Distribution  Date,  the remaining
Principal  Distribution Amount for that Distribution Date after distribution of the Class A Principal  Distribution
Amount and the Class M Principal  Distribution  Amount or (b) on or after the Stepdown  Date if a Trigger  Event is not in effect for that Distribution Date, the lesser of:

         (i)      the remaining  Principal  Distribution  Amount for that Distribution  Date after  distribution of the Class A Principal Distribution Amount and the Class M Principal Distribution Amount; and

         (ii)     the excess,  if any, of (A) the sum of (1) the  aggregate  Certificate  Principal  Balance of the
Class A  Certificates  and Class M  Certificates  (after  taking into  account the payment of the Class A Principal
Distribution  Amount  and the  Class M  Principal  Distribution  Amount  for that  Distribution  Date)  and (2) the
Certificate  Principal  Balance of the Class B Certificates  immediately  prior to that  Distribution Date over (B)
the  lesser  of (x) the  product  of (1) the  applicable  Subordination  Percentage  and (2) the  aggregate  Stated
Principal  Balance of the Mortgage Loans after giving effect to distributions to be made on that  Distribution Date and (y) the excess,  if any, of the aggregate  Stated  Principal  Balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date, over the Overcollateralization Floor.

         Class M  Certificates:   Collectively,  the  Class M-1  Certificates,  Class M-2  Certificates,  Class M-3
Certificates,  Class M-4  Certificates,  Class M-5 Certificates,  Class M-6  Certificates,  Class M-7 Certificates,
Class M-8 Certificates and Class M-9 Certificates.

         Class M Principal  Distribution  Amount:  With respect to any Distribution  Date, the sum of the Class M-1
Principal  Distribution Amount, Class M-2 Principal  Distribution Amount, Class M-3 Principal  Distribution Amount,
Class  M-4  Principal   Distribution  Amount,  Class  M-5  Principal   Distribution  Amount,  Class  M-6  Principal
Distribution  Amount, Class M-7 Principal  Distribution  Amount, Class M-8 Principal  Distribution Amount and Class
M-9 Principal Distribution Amount for that distribution date.

         Class M-1  Certificate:  Any one of the Class M-1  Certificates  executed by the Trustee and authenticated by the  Certificate  Registrar  substantially  in the form annexed hereto as  Exhibit B-1,  senior to the Class M-2
Certificates,  Class M-3  Certificates,  Class M-4 Certificates,  Class M-5  Certificates,  Class M-6 Certificates,
Class M-7  Certificates,   Class M-8  Certificates,   Class M-9   Certificates,   Class B  Certificates,   Class SB
Certificates and Class R  Certificates  with respect to distributions  and the allocation of Realized Losses as set forth in  Section 4.05,  and  evidencing  (i) an interest  designated  as a "regular  interest"  in  REMIC III  for purposes  of the REMIC  Provisions,  (ii) the right to  receive  payments  under the Swap  Agreement  and (iii) the obligation to pay the Class IO Distribution Amount.

         Class M-1  Margin:  Initially,  0.270%  per  annum,  and on any  Distribution  Date on or after the second
Distribution Date after the first possible Optional Termination Date, 0.405% per annum.

         Class M-1  Principal  Distribution  Amount:  With  respect  to any  Distribution  Date  (a)  prior  to the
Stepdown  Date or on or after the Stepdown  Date if a Trigger Event is in effect for that  Distribution  Date,  the remaining  Principal  Distribution  Amount for that Distribution  Date after  distribution of the Class A Principal
Distribution  Amount  or (b) on or  after  the  Stepdown  Date  if a  Trigger  Event  is not  in  effect  for  that
Distribution Date, the lesser of:

                  (i)......the  remaining   Principal   Distribution   Amount  for  that  Distribution  Date  after
distribution of the Class A Principal Distribution Amount; and

                  (ii).....the excess,  if any, of (A) the sum of (1) the aggregate  Certificate  Principal Balance of the Class A  Certificates  (after taking into account the payment of the Class A Principal  Distribution  Amount for that Distribution  Date) and (2) the Certificate  Principal Balance of the Class M-1  Certificates  immediately prior to that  Distribution  Date  over (B) the  lesser  of (x) the  product  of (1) the  applicable  Subordination
Percentage  and (2)  the  aggregate  Stated  Principal  Balance  of the  Mortgage  Loans  after  giving  effect  to distributions to be made on that  Distribution  Date and (y) the excess,  if any, of the aggregate Stated Principal
Balance of the Mortgage Loans after giving effect to distributions to be made on that  Distribution  Date, over the
Overcollateralization Floor.

         Class M-2  Certificate:  Any one of the Class M-2  Certificates  executed by the Trustee and authenticated by the  Certificate  Registrar  substantially  in the form annexed hereto as  Exhibit B-1,  senior to the Class M-3
Certificates,  Class M-4  Certificates,  Class M-5 Certificates,  Class M-6  Certificates,  Class M-7 Certificates,
Class M-8  Certificates,   Class M-9  Certificates,   Class B  Certificates,   Class SB  Certificates  and  Class R
Certificates  with respect to  distributions  and the allocation of Realized  Losses as set forth in  Section 4.05, and  evidencing  (i) an  interest  designated  as a "regular  interest"  in  REMIC III  for  purposes  of the REMIC
Provisions,  (ii) the right to receive payments under the Swap Agreement and (iii) the  obligation to pay the Class
IO Distribution Amount.

         Class M-2  Margin:  Initially,  0.290%  per  annum,  and on any  Distribution  Date on or after the second
Distribution Date after the first possible Optional Termination Date, 0.435% per annum.

         Class M-2  Principal  Distribution  Amount:  With  respect  to  any  Distribution  Date  (a) prior  to the
Stepdown  Date or on or after the Stepdown  Date if a Trigger Event is in effect for that  Distribution  Date,  the remaining  Principal  Distribution  Amount for that Distribution  Date after  distribution of the Class A Principal
Distribution  Amount and the  Class M-1  Principal  Distribution  Amount or (b) on or after the Stepdown  Date if a
Trigger Event is not in effect for that Distribution Date, the lesser of:

                  (i)......the  remaining   Principal   Distribution   Amount  for  that  Distribution  Date  after
distribution of the Class A Principal Distribution Amount and the Class M-1 Principal Distribution Amount; and

                  (ii).....the excess,  if any, of (A) the sum of (1) the aggregate  Certificate  Principal Balance of the Class A  Certificates  and  Class M-1  Certificates  (after  taking into  account the payment of the Class A
Principal  Distribution Amount and the Class M-1 Principal  Distribution Amount for that Distribution Date) and (2)
the Certificate  Principal Balance of the Class M-2  Certificates  immediately prior to that Distribution Date over
(B) the lesser of (x) the  product of (1) the  applicable  Subordination  Percentage  and (2) the aggregate  Stated
Principal  Balance of the Mortgage Loans after giving effect to distributions to be made on that  Distribution Date and (y) the excess,  if any, of the aggregate  Stated  Principal  Balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date, over the Overcollateralization Floor.

         Class M-3  Certificate:  Any one of the Class M-3  Certificates  executed by the Trustee and authenticated by the  Certificate  Registrar  substantially  in the form annexed hereto as  Exhibit B-1,  senior to the Class M-4
Certificates,  Class M-5  Certificates,  Class M-6 Certificates,  Class M-7  Certificates,  Class M-8 Certificates,
Class M-9  Certificates,  Class B  Certificates,  Class SB  Certificates and Class R  Certificates  with respect to distributions  and the allocation of Realized Losses as set forth in  Section 4.05,  and evidencing (i) an interest designated  as a "regular  interest" in REMIC III for purposes of the REMIC  Provisions,  (ii) the right to receive payments under the Swap Agreement and (iii) the obligation to pay the Class IO Distribution Amount.

         Class M-3  Margin:  Initially,  0.320%  per  annum,  and on any  Distribution  Date on or after the second
Distribution Date after the first possible Optional Termination Date, 0.480% per annum.

         Class M-3  Principal  Distribution  Amount:  With  respect  to any  Distribution  Date  (a)  prior  to the
Stepdown  Date or on or after the Stepdown  Date if a Trigger Event is in effect for that  Distribution  Date,  the remaining  Principal  Distribution  Amount for that Distribution  Date after  distribution of the Class A Principal
Distribution  Amount, the Class M-1 Principal  Distribution Amount and the Class M-2 Principal  Distribution Amount
or (b) on or after the Stepdown Date if a Trigger  Event is not in effect for that  Distribution  Date,  the lesser of:

                  (i)......the  remaining   Principal   Distribution   Amount  for  that  Distribution  Date  after
distribution of the Class A Principal  Distribution  Amount, the Class M-1  Principal  Distribution  Amount and the
Class M-2 Principal Distribution Amount; and

                  (ii).....the excess,  if any, of (A) the sum of (1) the aggregate  Certificate  Principal Balance of the Class A  Certificates,  Class M-1  Certificates  and Class M-2  Certificates  (after taking into account the payment  of the  Class A  Principal  Distribution  Amount,  the  Class M-1  Principal  Distribution  Amount and the
Class M-2 Principal  Distribution  Amount for that Distribution Date) and (2) the Certificate  Principal Balance of
the Class M-3  Certificates  immediately  prior to that Distribution Date over (B) the lesser of (x) the product of
(1) the applicable  Subordination  Percentage and (2) the aggregate Stated Principal  Balance of the Mortgage Loans after giving  effect to  distributions  to be made on that  Distribution  Date and (y) the  excess,  if any, of the aggregate  Stated  Principal  Balance of the Mortgage Loans after giving effect to distributions to be made on that
Distribution Date, over the Overcollateralization Floor.

         Class M-4  Certificate:  Any one of the Class M-4  Certificates  executed by the Trustee and authenticated by the  Certificate  Registrar  substantially  in the form annexed hereto as  Exhibit B-1,  senior to the Class M-5
Certificates,  Class M-6  Certificates,  Class M-7 Certificates,  Class M-8  Certificates,  Class M-9 Certificates,
Class B  Certificates,  Class SB  Certificates  and Class R  Certificates  with  respect to  distributions  and the allocation  of  Realized  Losses as set forth in  Section 4.05,  and  evidencing  (i) an interest  designated  as a
"regular interest" in REMIC III for purposes of the REMIC Provisions,  (ii) the right to receive payments under the
Swap Agreement and (iii) the obligation to pay the Class IO Distribution Amount.

         Class M-4  Margin:  Initially,  0.380%  per  annum,  and on any  Distribution  Date on or after the second
Distribution Date after the first possible Optional Termination Date, 0.570% per annum.

         Class M-4  Principal  Distribution  Amount:  With  respect  to any  Distribution  Date  (a)  prior  to the
Stepdown  Date or on or after the Stepdown  Date if a Trigger Event is in effect for that  Distribution  Date,  the remaining  Principal  Distribution  Amount for that Distribution  Date after  distribution of the Class A Principal
Distribution Amount, the Class M-1 Principal  Distribution Amount, the Class M-2 Principal  Distribution Amount and
the  Class M-3  Principal  Distribution  Amount or (b) on or after the Stepdown  Date if a Trigger  Event is not in effect for that Distribution Date, the lesser of:

                  (i)......the  remaining   Principal   Distribution   Amount  for  that  Distribution  Date  after
distribution of the Class A  Principal  Distribution  Amount,  the Class M-1  Principal  Distribution  Amount,  the
Class M-2 Principal Distribution Amount and the Class M-3 Principal Distribution Amount; and

                  (ii).....the excess,  if any, of (A) the sum of (1) the aggregate  Certificate  Principal Balance of the Class A  Certificates,  Class M-1  Certificates,  Class M-2  Certificates and Class M-3  Certificates (after
taking  into  account  the  payment  of  the  Class A  Principal   Distribution  Amount,  the  Class M-1  Principal
Distribution  Amount, the Class M-2 Principal  Distribution Amount and the Class M-3 Principal  Distribution Amount
for that Distribution Date) and (2) the  Certificate  Principal Balance of the Class M-4  Certificates  immediately prior to that  Distribution  Date  over (B) the  lesser  of (x) the  product  of (1) the  applicable  Subordination
Percentage  and (2)  the  aggregate  Stated  Principal  Balance  of the  Mortgage  Loans  after  giving  effect  to distributions to be made on that  Distribution  Date and (y) the excess,  if any, of the aggregate Stated Principal
Balance of the Mortgage Loans after giving effect to distributions to be made on that  Distribution  Date, over the
Overcollateralization Floor.

         Class M-5  Certificate:  Any one of the Class M-5  Certificates  executed by the Trustee and authenticated by the  Certificate  Registrar  substantially  in the form annexed hereto as  Exhibit B-1,  senior to the Class M-6
Certificates,  Class M-7  Certificates,  Class M-8  Certificates,  Class M-9  Certificates,  Class B  Certificates,
Class SB  Certificates and Class R Certificates with respect to distributions and the allocation of Realized Losses as set forth in Section 4.05,  and evidencing (i) an interest  designated as a "regular  interest" in REMIC III for purposes  of the REMIC  Provisions,  (ii) the right to  receive  payments  under the Swap  Agreement  and (iii) the obligation to pay the Class IO Distribution Amount.

         Class M-5  Margin:  Initially,  0.410%  per  annum,  and on any  Distribution  Date on or after the second
Distribution Date after the first possible Optional Termination Date, 0.615% per annum.

         Class M-5  Principal  Distribution  Amount:  With  respect  to any  Distribution  Date  (a)  prior  to the
Stepdown  Date or on or after the Stepdown  Date if a Trigger Event is in effect for that  Distribution  Date,  the remaining  Principal  Distribution  Amount for that Distribution  Date after  distribution of the Class A Principal
Distribution  Amount, the Class M-1 Principal  Distribution  Amount, the Class M-2 Principal  Distribution  Amount,
the Class M-3  Principal  Distribution  Amount and the Class M-4  Principal  Distribution Amount or (b) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

                  (i)......the  remaining   Principal   Distribution   Amount  for  that  Distribution  Date  after
distribution of the Class A  Principal  Distribution  Amount,  the Class M-1  Principal  Distribution  Amount,  the
Class M-2 Principal  Distribution  Amount, the Class M-3 Principal  Distribution Amount and the Class M-4 Principal
Distribution Amount; and

                  (ii).....the excess,  if any, of (A) the sum of (1) the aggregate  Certificate  Principal Balance of the Class A Certificates,  Class M-1 Certificates,  Class M-2 Certificates, Class M-3 Certificates and Class M-4
Certificates  (after taking into account the payment of the Class A Principal  Distribution  Amount,  the Class M-1
Principal  Distribution Amount, the Class M-2 Principal  Distribution Amount, the Class M-3 Principal  Distribution
Amount  and the  Class M-4  Principal  Distribution  Amount  for that  Distribution  Date) and (2) the  Certificate
Principal  Balance of the Class M-5  Certificates  immediately  prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable  Subordination  Percentage and (2) the aggregate Stated Principal  Balance of the  Mortgage  Loans after  giving  effect to  distributions  to be made on that  Distribution  Date and (y) the excess,  if any,  of the  aggregate  Stated  Principal  Balance  of the  Mortgage  Loans  after  giving  effect  to distributions to be made on that Distribution Date, over the Overcollateralization Floor.

         Class M-6  Certificate:  Any one of the Class M-6  Certificates  executed by the Trustee and authenticated by the  Certificate  Registrar  substantially  in the form annexed hereto as  Exhibit B-1,  senior to the Class M-7
Certificates,  Class M-8  Certificates,  Class M-9  Certificates,  Class B Certificates,  Class SB Certificates and
Class R  Certificates  with  respect  to  distributions  and the  allocation  of  Realized  Losses  as set forth in
Section 4.05,  and evidencing (i) an interest  designated as a "regular  interest" in REMIC III for purposes of the
REMIC  Provisions,  (ii) the right to receive payments under the Swap Agreement and (iii) the obligation to pay the
Class IO Distribution Amount.

         Class M-6  Margin:  Initially,  0.460%  per  annum,  and on any  Distribution  Date on or after the second
Distribution Date after the first possible Optional Termination Date, 0.690% per annum.

         Class M-6  Principal  Distribution  Amount:  With  respect  to any  Distribution  Date  (a)  prior  to the
Stepdown  Date or on or after the Stepdown  Date if a Trigger Event is in effect for that  Distribution  Date,  the remaining  Principal  Distribution  Amount for that Distribution  Date after  distribution of the Class A Principal
Distribution  Amount, the Class M-1 Principal  Distribution  Amount, the Class M-2 Principal  Distribution  Amount,
the  Class M-3  Principal  Distribution  Amount,  the  Class M-4  Principal  Distribution  Amount and the Class M-5
Principal  Distribution  Amount or (b) on or after the Stepdown  Date if a Trigger  Event is not in effect for that
Distribution Date, the lesser of:

                  (i)......the  remaining   Principal   Distribution   Amount  for  that  Distribution  Date  after
distribution of the Class A  Principal  Distribution  Amount,  the Class M-1  Principal  Distribution  Amount,  the
Class M-2  Principal  Distribution  Amount, the Class M-3  Principal  Distribution  Amount, the Class M-4 Principal
Distribution Amount and the Class M-5 Principal Distribution Amount; and

                  (ii).....the excess,  if any, of (A) the sum of (1) the aggregate  Certificate  Principal Balance of the Class A Certificates,  Class M-1  Certificates,  Class M-2 Certificates,  Class M-3 Certificates,  Class M-4
Certificates  and  Class M-5  Certificates  (after  taking  into  account  the  payment  of the  Class A  Principal
Distribution  Amount, the Class M-1 Principal  Distribution  Amount, the Class M-2 Principal  Distribution  Amount,
the  Class M-3  Principal  Distribution  Amount,  the  Class M-4  Principal  Distribution  Amount and the Class M-5
Principal  Distribution  Amount  for that  Distribution  Date) and  (2) the  Certificate  Principal  Balance of the
Class M-6  Certificates  immediately  prior to that Distribution Date over (B) the lesser of (x) the product of (1)
the  applicable  Subordination  Percentage  and (2) the aggregate  Stated  Principal  Balance of the Mortgage Loans after giving  effect to  distributions  to be made on that  Distribution  Date and (y) the  excess,  if any, of the aggregate  Stated  Principal  Balance of the Mortgage Loans after giving effect to distributions to be made on that
Distribution Date, over the Overcollateralization Floor.

         Class M-7  Certificate:  Any one of the Class M-7  Certificates  executed by the Trustee and authenticated by the  Certificate  Registrar  substantially  in the form annexed hereto as  Exhibit B-1,  senior to the Class M-8
Certificates,  Class M-9  Certificates,  Class B Certificates,  Class SB Certificates and Class R Certificates with respect to  distributions  and the allocation of Realized Losses as set forth in  Section 4.05,  and evidencing (i)
an interest  designated as a "regular  interest" in REMIC III for purposes of the REMIC Provisions,  (ii) the right to receive payments under the Swap Agreement and (iii) the obligation to pay the Class IO Distribution Amount.

         Class M-7  Margin:  Initially,  0.950%  per  annum,  and on any  Distribution  Date on or after the second
Distribution Date after the first possible Optional Termination Date, 1.425% per annum.

         Class M-7  Principal  Distribution  Amount:  With  respect  to any  Distribution  Date  (a)  prior  to the
Stepdown  Date or on or after the Stepdown  Date if a Trigger Event is in effect for that  Distribution  Date,  the remaining  Principal  Distribution  Amount for that Distribution  Date after  distribution of the Class A Principal
Distribution  Amount, the Class M-1 Principal  Distribution  Amount, the Class M-2 Principal  Distribution  Amount,
the Class M-3 Principal  Distribution Amount, the Class M-4 Principal  Distribution Amount, the Class M-5 Principal
Distribution  Amount and the  Class M-6  Principal  Distribution  Amount or (b) on or after the Stepdown  Date if a
Trigger Event is not in effect for that Distribution Date, the lesser of:

                  (i)......the  remaining   Principal   Distribution   Amount  for  that  Distribution  Date  after
distribution of the Class A  Principal  Distribution  Amount,  the Class M-1  Principal  Distribution  Amount,  the
Class M-2  Principal  Distribution  Amount, the Class M-3  Principal  Distribution  Amount, the Class M-4 Principal
Distribution Amount, the Class M-5 Principal  Distribution Amount and the Class M-6 Principal  Distribution Amount;
and

                  (ii).....the excess,  if any, of (A) the sum of (1) the aggregate  Certificate  Principal Balance of the Class A Certificates,  Class M-1  Certificates,  Class M-2 Certificates,  Class M-3 Certificates,  Class M-4
Certificates,  Class M-5  Certificates  and  Class M-6  Certificates  (after taking into account the payment of the
Class A Principal  Distribution  Amount,  the Class M-1  Principal  Distribution  Amount,  the Class M-2  Principal
Distribution  Amount, the Class M-3 Principal  Distribution  Amount, the Class M-4 Principal  Distribution  Amount,
the Class M-5 Principal  Distribution Amount and the Class M-6 Principal  Distribution Amount for that Distribution
Date)  and  (2)  the  Certificate  Principal  Balance  of the  Class M-7  Certificates  immediately  prior  to that
Distribution  Date over (B) the lesser of (x) the product of (1) the  applicable  Subordination  Percentage and (2)
the aggregate  Stated  Principal  Balance of the Mortgage Loans after giving effect to  distributions to be made on that  Distribution  Date and (y) the  excess,  if any, of the aggregate  Stated  Principal  Balance of the Mortgage
Loans after giving effect to distributions  to be made on that  Distribution  Date, over the  Overcollateralization
Floor.

         Class M-8  Certificate:  Any one of the Class M-8  Certificates  executed by the Trustee and authenticated by the  Certificate  Registrar  substantially  in the form annexed hereto as  Exhibit B-1,  senior to the Class M-9
Certificates,  Class B  Certificates,  Class SB Certificates and Class R Certificates with respect to distributions and the allocation of Realized Losses as set forth in  Section 4.05,  and evidencing (i) an interest  designated as a "regular  interest" in REMIC III for purposes of the REMIC  Provisions,  (ii) the right to receive payments under the Swap Agreement and (iii) the obligation to pay the Class IO Distribution Amount.

         Class M-8  Margin:  Initially,  1.100%  per  annum,  and on any  Distribution  Date on or after the second
Distribution Date after the first possible Optional Termination Date, 1.650% per annum.

         Class M-8  Principal  Distribution  Amount:  With  respect  to any  Distribution  Date  (a)  prior  to the
Stepdown  Date or on or after the Stepdown  Date if a Trigger Event is in effect for that  Distribution  Date,  the remaining  Principal  Distribution  Amount for that Distribution  Date after  distribution of the Class A Principal
Distribution  Amount, the Class M-1 Principal  Distribution  Amount, the Class M-2 Principal  Distribution  Amount,
the Class M-3 Principal  Distribution Amount, the Class M-4 Principal  Distribution Amount, the Class M-5 Principal
Distribution  Amount,  Class M-6 Principal  Distribution Amount and the Class M-7 Principal  Distribution Amount or
(b) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

                  (i)......the  remaining   Principal   Distribution   Amount  for  that  Distribution  Date  after
distribution of the Class A  Principal  Distribution  Amount,  the Class M-1  Principal  Distribution  Amount,  the
Class M-2  Principal  Distribution  Amount, the Class M-3  Principal  Distribution  Amount, the Class M-4 Principal
Distribution Amount, the Class M-5 Principal  Distribution Amount,  Class M-6 Principal Distribution Amount and the
Class M-7 Principal Distribution Amount; and

                  (ii).....the excess,  if any, of (A) the sum of (1) the aggregate  Certificate  Principal Balance of the Class A Certificates,  Class M-1  Certificates,  Class M-2 Certificates,  Class M-3 Certificates,  Class M-4
Certificates,  Class M-5  Certificates,  Class M-6  Certificates  and  Class M-7  Certificates  (after  taking into account the payment of the Class A Principal  Distribution  Amount, the Class M-1  Principal  Distribution  Amount,
the Class M-2 Principal  Distribution Amount, the Class M-3 Principal  Distribution Amount, the Class M-4 Principal
Distribution Amount, the Class M-5 Principal  Distribution Amount,  Class M-6 Principal Distribution Amount and the
Class M-7 Principal  Distribution  Amount for that Distribution Date) and (2) the Certificate  Principal Balance of
the Class M-8  Certificates  immediately  prior to that Distribution Date over (B) the lesser of (x) the product of
(1) the applicable  Subordination  Percentage and (2) the aggregate Stated Principal  Balance of the Mortgage Loans after giving  effect to  distributions  to be made on that  Distribution  Date and (y) the  excess,  if any, of the aggregate  Stated  Principal  Balance of the Mortgage Loans after giving effect to distributions to be made on that
Distribution Date, over the Overcollateralization Floor.

         Class M-9  Certificate:  Any one of the Class M-9  Certificates  executed by the Trustee and authenticated by the  Certificate  Registrar  substantially  in the form  annexed  hereto as  Exhibit B-1,  senior to the Class B
Certificates,  Class SB  Certificates and Class R  Certificates with respect to distributions and the allocation of
Realized Losses as set forth in  Section 4.05,  and evidencing (i) an interest  designated as a "regular  interest"
in REMIC III for purposes of the REMIC  Provisions,  (ii) the right to receive  payments  under the Swap  Agreement and (iii) the obligation to pay the Class IO Distribution Amount.

         Class M-9  Margin:  Initially,  1.850%  per  annum,  and on any  Distribution  Date on or after the second
Distribution Date after the first possible Optional Termination Date, 2.775% per annum.

         Class M-9  Principal  Distribution  Amount:  With  respect  to any  Distribution  Date  (a)  prior  to the
Stepdown  Date or on or after the Stepdown  Date if a Trigger Event is in effect for that  Distribution  Date,  the remaining  Principal  Distribution  Amount for that Distribution  Date after  distribution of the Class A Principal
Distribution  Amount, the Class M-1 Principal  Distribution  Amount, the Class M-2 Principal  Distribution  Amount,
the Class M-3 Principal  Distribution Amount, the Class M-4 Principal  Distribution Amount, the Class M-5 Principal
Distribution Amount,  Class M-6 Principal  Distribution Amount, the Class M-7 Principal Distribution Amount and the
Class M-8  Principal  Distribution  Amount or (b) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

                  (i)......the  remaining   Principal   Distribution   Amount  for  that  Distribution  Date  after
distribution of the Class A  Principal  Distribution  Amount,  the Class M-1  Principal  Distribution  Amount,  the
Class M-2  Principal  Distribution  Amount, the Class M-3  Principal  Distribution  Amount, the Class M-4 Principal
Distribution  Amount,  the Class M-5  Principal  Distribution  Amount,  Class M-6  Principal  Distribution  Amount,
Class M-7 Principal Distribution Amount and the Class M-8 Principal Distribution Amount; and

                  (ii).....the excess,  if any, of (A) the sum of (1) the aggregate  Certificate  Principal Balance of the Class A Certificates,  Class M-1  Certificates,  Class M-2 Certificates,  Class M-3 Certificates,  Class M-4
Certificates,  Class M-5 Certificates,  Class M-6  Certificates,  Class M-7 Certificates and Class M-8 Certificates
(after  taking into account the payment of the Class A  Principal  Distribution  Amount,  the  Class M-1  Principal
Distribution  Amount, the Class M-2 Principal  Distribution  Amount, the Class M-3 Principal  Distribution  Amount,
the Class M-4 Principal  Distribution  Amount, the Class M-5  Principal  Distribution  Amount,  Class M-6 Principal
Distribution Amount,  Class M-7 Principal  Distribution Amount and the Class M-8 Principal  Distribution Amount for
that Distribution Date) and (2) the Certificate Principal Balance of the Class M-9  Certificates  immediately prior to that  Distribution  Date over (B) the lesser of (x) the product of (1) the applicable  Subordination  Percentage and (2) the  aggregate  Stated  Principal  Balance of the Mortgage Loans after giving effect to distributions to be made on that  Distribution  Date and (y) the  excess,  if any, of the  aggregate  Stated  Principal  Balance of the
Mortgage  Loans  after  giving  effect  to  distributions  to  be  made  on  that   Distribution   Date,  over  the
Overcollateralization Floor.

         Class R  Certificate:  Any one of the Class R Certificates  executed by the Trustee and  authenticated  by the  Certificate  Registrar  substantially  in the form  annexed  hereto as Exhibit D and  evidencing  an  interest designated as a "residual  interest" in the REMICs for purposes of the REMIC  Provisions.  Component I of the Class
R  Certificates  is  designated  as the sole class of "residual  interest" in REMIC I,  Component II of the Class R
Certificates  is designated  as the sole class of "residual  interest" in REMIC II and Component III of the Class R
Certificates is designated as the sole class of "residual interest" in REMIC III .

         Class SB  Certificate:  Any one of the Class SB  Certificates executed by the Trustee and authenticated by the  Certificate  Registrar  substantially  in the form annexed  hereto as  Exhibit C,  subordinate  to the Class A
Certificates,  the  Class M  Certificates  and the Class B  Certificates  with  respect  to  distributions  and the allocation  of Realized  Losses as set forth in  Section 4.05,  and  evidencing  an interest  comprised of "regular interests" in REMIC III  together with certain  rights to payments  under the Swap  Agreements  for purposes of the
REMIC Provisions.

         Clearance System:  The Euroclear, Clearstream or both, as applicable.

         Clearstream:  Clearstream Banking, societe anonyme.

         Closing Date:  July 28, 2006.

         Code:  The Internal Revenue Code of 1986.

         Commission:  The Securities and Exchange Commission.

         Compensating  Interest:  With respect to any Distribution  Date, any amount paid by the Master Servicer in accordance with Section 3.16(f).

         Corporate  Trust  Office:  The  principal  office  of the  Trustee  at  which at any  particular  time its corporate  trust business with respect to this  Agreement  shall be  administered,  which office at the date of the execution of this instrument is located at U.S. Bank National  Association,  EP-MN-WS3D,  60 Livingston Avenue, St.
Paul, Minnesota 55107, Attn: Structured Finance/RASC 2006-KS6.

         Credit Repository:  Equifax, Transunion and Experian, or their successors in interest.

         Credit Risk Management  Agreement:  The Credit Risk  Management  Agreement,  dated July 28, 2006,  between the Master Servicer and the Credit Risk Manager.

         Credit Risk Manager:  Clayton Fixed Income  Services Inc.,  formerly known as The  Murrayhill  Company,  a
Colorado corporation, its successors and assigns.

         Credit Risk Manager Fee: With respect to any Mortgage Loan and  Distribution  Date, the premium payable to the Credit Risk  Manager at the Credit Risk Manager Fee Rate  multiplied  by the Stated  Principal  Balance of such
Mortgage  Loan as of the first day of the related Due Period,  divided by 12. With respect to each  Mortgage  Loan, the Credit Risk Manager Fee will be paid monthly from the related Mortgage Rate in accordance with this Agreement.

         Credit Risk Manager Fee Rate: With respect to any Distribution Date, a rate equal to 0.01375% per annum.

         Curtailment:  Any Principal Prepayment made by a Mortgagor which is not a Principal Prepayment in Full.

         Custodial  Account:  The custodial account or accounts created and maintained  pursuant to Section 3.07 in the name of a  depository  institution,  as  custodian  for the  holders of the  Certificates,  for the  holders of certain other  interests in mortgage  loans  serviced or sold by the Master  Servicer and for the Master  Servicer, into which the amounts set forth in Section 3.07  shall be deposited  directly.  Any such account or accounts shall be an Eligible Account.

         Custodial  Agreement:  An agreement  that may be entered into among the  Depositor,  the Master  Servicer, the Trustee and the Custodian in substantially the form of Exhibit E hereto.

         Custodial File:  Any mortgage loan document in the Mortgage File that is required to be delivered to the
Trustee or the Custodian (or custodians, as applicable) pursuant to Section 2.01(b) of this Agreement.

         Custodian:  Wells  Fargo  Bank,  N.A.,  or any  successor  custodian  appointed  pursuant  to a  Custodial
Agreement.

         Cut-off Date:  July 1, 2006.

         Cut-off Date Balance:  $544,370,894.15.

         Cut-off Date Principal  Balance:  With respect to any Mortgage Loan, the unpaid principal  balance thereof at the Cut-off Date after giving  effect to all  installments  of principal  due on or prior thereto (or due in the month of the Cut-off Date), whether or not received.

         Debt Service  Reduction:  With respect to any Mortgage Loan, a reduction in the scheduled  Monthly Payment for such Mortgage Loan by a court of competent  jurisdiction  in a proceeding  under the  Bankruptcy  Code,  except such a reduction  constituting a Deficient  Valuation or any reduction  that results in a permanent  forgiveness of principal.

         Defaulting Party: As defined in the Swap Agreement.

         Deficient  Valuation:   With  respect  to  any  Mortgage  Loan,  a  valuation  by  a  court  of  competent jurisdiction  of the  Mortgaged  Property  in an  amount  less  than the then  outstanding  indebtedness  under the
Mortgage  Loan,  or any reduction in the amount of principal to be paid in  connection  with any scheduled  Monthly
Payment that  constitutes  a permanent  forgiveness  of  principal,  which  valuation  or reduction  results from a proceeding under the Bankruptcy Code.

         Definitive Certificate:  Any definitive, fully registered Certificate.

         Definitive  Class B  Certificate:  Any  Definitive  Regulation S Class B Certificate  or  Definitive  U.S.
Class B Certificate.

         Definitive  Regulation  S Class  B  Certificate:  As  defined  in  Section 5.01(b).  A form of  Definitive
Regulation S Class B Certificate will be issued substantially in the form attached as Exhibit B-2 hereto.

         Definitive  U.S. Class B Certificate:  As defined in  Section 5.01(b).  A form of Definitive  U.S. Class B
Certificate will be issued substantially in the form attached as Exhibit B-2 hereto.

         Deleted  Mortgage  Loan: A Mortgage Loan replaced or to be replaced with a Qualified  Substitute  Mortgage
Loan.

         Delinquent:  As used herein,  a Mortgage  Loan is  considered  to be: "30 to 59 days" or "30 or more days"
delinquent  when a payment due on any  scheduled  due date  remains  unpaid as of the close of business on the next following  monthly  scheduled due date; "60 to 89 days" or "60 or more days"  delinquent  when a payment due on any scheduled due date remains unpaid as of the close of business on the second following  monthly  scheduled due date;
and so on. The  determination  as to whether a Mortgage  Loan falls into these  categories  is made as of the close of business on the last  business  day of each month.  For  example,  a Mortgage  Loan with a payment due on July 1 that  remained  unpaid  as of the close of  business  on August 31 would  then be  considered  to be 30 to  59 days delinquent.  Delinquency  information  as of the  Cut-off  Date is  determined  and  prepared  as of the  close  of business on the last business day immediately prior to the Cut-off Date.

         Depositor:  As defined in the preamble hereto.

         Depository:  The Depository  Trust Company,  or any successor  Depository  hereafter named. The nominee of the initial  Depository for purposes of registering those  Certificates  that are to be Book-Entry  Certificates is
Cede & Co. The  Depository  shall at all times be a "clearing  corporation"  as defined in  Section 8-102(a)(5)  of the  Uniform  Commercial  Code of the  State  of New  York  and a  "clearing  agency"  registered  pursuant  to the provisions of Section 17A of the Exchange Act.

         Depository  Participant:  A broker,  dealer, bank or other financial  institution or other Person for whom from  time to time a  Depository  effects  book-entry  transfers  and  pledges  of  securities  deposited  with the
Depository.

         Destroyed  Mortgage  Note: A Mortgage  Note the original of which was  permanently  lost or destroyed  and has not been replaced.

         Determination  Date:  With respect to any  Distribution  Date,  the 20th day (or if such 20th day is not a
Business Day, the Business Day immediately following such 20th day) of the month of the related Distribution Date.

         Disqualified   Organization:   Any   organization   defined  as  a   "disqualified   organization"   under
Section 860E(e)(5)  of the Code,  including,  if not  otherwise  included,  any of the  following:  (i) the  United
States,  any State or  political  subdivision  thereof,  any  possession  of the  United  States,  or any agency or instrumentality  of any of the  foregoing  (other  than an  instrumentality  which is a  corporation  if all of its activities  are subject to tax and,  except for Freddie  Mac, a majority of its board of  directors is not selected by  such  governmental  unit),  (ii) a  foreign  government,  any  international  organization,  or any  agency  or instrumentality  of any of the  foregoing,  (iii)  any  organization  (other  than  certain  farmers'  cooperatives described  in  Section 521  of the Code) which is exempt  from the tax imposed by Chapter 1 of the Code  (including the tax imposed by  Section 511  of the Code on unrelated  business  taxable  income) and  (iv) rural  electric and telephone cooperatives described in  Section 1381(a)(2)(C)  of the Code. A Disqualified  Organization also includes any "electing large  partnership," as defined in  Section 775(a)  of the Code and any other Person so designated by the Trustee  based upon an Opinion of Counsel  that the holding of an Ownership  Interest in a Class R  Certificate by such Person may cause any REMIC or any Person having an Ownership Interest in any Class of  Certificates  (other than such  Person) to incur a liability  for any federal tax  imposed  under the Code that would not  otherwise  be imposed but for the Transfer of an Ownership  Interest in a Class R  Certificate to such Person.  The terms "United
States,"  "State" and  "international  organization"  shall have the meanings set forth in Section 7701 of the Code or successor provisions.

         Distribution  Compliance  Period.  The period ending on the 40th day after the later of the  conclusion of the offering of the Class B Certificates and the Closing Date.

         Distribution  Date:  The 25th day of any  month  beginning  in  August  2006 or, if such 25th day is not a
Business Day, the Business Day immediately following such 25th day.

         DTC Letter:  The Letter of  Representations,  dated July 27, 2006,  between the Trustee,  on behalf of the
Trust Fund, and the Depository.

         Due Date:  With respect to any  Distribution  Date and any Mortgage  Loan,  the day during the related Due
Period on which the Monthly Payment is due.

         Due Period:  With respect to any Distribution Date, the calendar month of such Distribution Date.

         Early Termination Date:  Shall have the meaning set forth in the Swap Agreement.

         Eligible Account:  An account that is any of the following:  (i) maintained with a depository  institution the debt  obligations  of which have been rated by each Rating Agency in its highest rating  available,  or (ii) an account  or  accounts  in a  depository  institution  in which  such  accounts  are  fully  insured  to the  limits established by the FDIC,  provided that any deposits not so insured shall, to the extent  acceptable to each Rating
Agency,  as evidenced in writing,  be maintained such that (as evidenced by an Opinion of Counsel  delivered to the
Trustee and each Rating Agency) the registered  Holders of  Certificates  have a claim with respect to the funds in such account or a perfected  first security  interest  against any collateral  (which shall be limited to Permitted
Investments)  securing  such  funds  that is  superior  to claims  of any  other  depositors  or  creditors  of the depository  institution  with which such account is maintained,  or (iii) in the case of the Custodial  Account,  a trust account or accounts maintained in the corporate trust department of U.S. Bank National  Association,  or (iv)
in the case of the Certificate  Account, a trust account or accounts  maintained in the corporate trust division of
U.S.  Bank  National  Association,  or (v) an account or accounts of a depository  institution  acceptable  to each
Rating  Agency (as  evidenced  in writing  by each  Rating  Agency  that use of any such  account as the  Custodial
Account or the  Certificate  Account  will not reduce the rating  assigned  to any  Class of  Certificates  by such
Rating Agency below the then-current rating assigned to such Certificates by such Rating Agency).

         Eligible  Master  Servicing   Compensation:   With  respect  to  any  Distribution  Date,  the  lesser  of
(a) one-twelfth of 0.125% of the Stated Principal Balance of the related Mortgage Loans immediately  preceding such
Distribution  Date and (b) the sum of the  Servicing  Fee and all income and gain on amounts held in the  Custodial
Account and the Certificate Account and payable to the  Certificateholders  with respect to such Distribution Date;
provided  that for purposes of this  definition  the amount of the  Servicing  Fee will not be reduced  pursuant to
Section 7.02(a) except as may be required pursuant to the last sentence of such Section.

         ERISA:  The Employee Retirement Income Security Act of 1974, as amended.

         Euroclear:  Euroclear Bank S.A./N.V.

         Event of Default:  As defined in Section 7.01.

         Excess Cash Flow:  With  respect to any  Distribution  Date,  an amount equal to the sum of (A) the excess of (i) the  Available  Distribution  Amount  for that  Distribution  Date over  (ii) the  sum of  (a) the  Interest
Distribution  Amount for that  Distribution  Date and (b) the  lesser of (1) the  aggregate  Certificate  Principal
Balance of Class A  Certificates,  the Class M  Certificates  and Class B  Certificates  immediately  prior to such
Distribution Date and (2) the  Principal  Remittance Amount for that Distribution Date to the extent not applied to pay interest on the Class A  Certificates,  Class M  Certificates  and Class B  Certificates  on such  Distribution
Date,  (B) the  Overcollateralization  Reduction  Amount,  if any, for that  Distribution Date and (C) any Net Swap
Payments  received by the Trustee  under the Swap  Agreement for that  Distribution  Date and deposited in the Swap
Account pursuant to Section 4.10(c).

         Excess  Overcollateralization  Amount:  With  respect to any  Distribution  Date,  the excess,  if any, of
(a) the  Overcollateralization Amount on such Distribution Date over (b) the Required  Overcollateralization Amount for such Distribution Date.

         Exchange Act:  The Securities Exchange Act of 1934, as amended.

         Exchange  Date:  The date on which  all  Temporary  Regulation  S Global  Class B  Certificates  have been exchanged for Permanent Regulation S Class B Certificates.

         Expense Fee Rate:  With respect to any Mortgage Loan as of any date of  determination,  the sum of the (i)
applicable  Servicing Fee Rate, (ii) the per annum rate at which the applicable  Subservicing Fee accrues and (iii)
and the related Credit Risk Manager Fee Rate.

         Fannie Mae:  Fannie Mae, a federally  chartered and  privately  owned  corporation  organized and existing under the Federal National Mortgage Association Charter Act, or any successor thereto.

         FDIC:  Federal Deposit Insurance Corporation or any successor thereto.

         Final  Distribution  Date:  The  Distribution  Date on which  the final  distribution  in  respect  of the
Certificates will be made pursuant to Section 9.01,  which Final  Distribution Date shall in no event be later than the end of the 90-day liquidation period described in Section 9.02.

         Final  Scheduled  Distribution  Date:  Solely for  purposes of the face of the  Certificates,  as follows:
with respect to the Class A-1  Certificates,  the  Distribution  Date  occurring in July 2027;  with respect to the
Class A-2  Certificates the Distribution Date occurring in April 2031;  with respect to the Class A-3  Certificates the  Distribution  Date  occurring  in  April 2035;  and  with  respect  to  the  Class A-4  Certificates,  Class M
Certificates  and the Class B  Certificates,  the  Distribution  Date occurring in August 2036. No event of default under  this  Agreement  will  arise or become  applicable  solely by reason of the  failure  to retire  the  entire
Certificate  Principal Balance of any Class of Class A  Certificates,  Class M Certificates or Class B Certificates
on or before its Final Scheduled Distribution Date.

         Fitch:  Fitch Ratings, or its successors in interest.

         Fixed Swap Payment:  With respect to any Distribution  Date on or prior to the  distribution  date in July
2010,  an amount  equal to the  product  of (x) a fixed rate equal to 5.611%  per  annum,  (y) the  Swap  Agreement
Notional  Balance  for  that  Distribution  Date  and (z) a  fraction,  the  numerator  of  which is (a) 27 for the distribution  date in July 2006 and (b) 30 for any  distribution  date  occurring  after the  distribution  date in
August 2006, and the denominator of which is 360.

         Floating Swap  Payment:  With respect to any  Distribution  Date on or prior to the  Distribution  Date in
July 2010,  an amount  equal to the product of (x) Swap LIBOR,  (y) the Swap  Agreement  Notional  Balance for that
Distribution  Date and (z) a  fraction,  the  numerator  of which is equal to the  number  of days  in the  related calculation period as provided in the Swap Agreement and the denominator of which is 360.

         Foreclosure  Profits:  With  respect  to any  Distribution  Date or  related  Determination  Date  and any
Mortgage  Loan,  the excess,  if any, of  Liquidation  Proceeds,  Insurance  Proceeds and REO Proceeds  (net of all
amounts reimbursable  therefrom pursuant to  Section 3.10(a)(ii))  in respect of each Mortgage Loan or REO Property for which a Cash  Liquidation  or REO  Disposition  occurred in the related  Prepayment  Period over the sum of the unpaid principal balance of such Mortgage Loan or REO Property (determined,  in the case of an REO Disposition,  in accordance  with  Section 3.14)  plus  accrued and unpaid  interest at the Mortgage  Rate on such unpaid  principal balance  from the Due  Date to which  interest  was  last  paid by the  Mortgagor  to the  first  day of the  month following the month in which such Cash Liquidation or REO Disposition occurred.

         Form 10-K Certification:  As defined in Section 4.03(e).

         Freddie Mac:  Freddie Mac, a corporate  instrumentality  of the United States  created and existing  under
Title III of the Emergency Home Finance Act of 1970, as amended, or any successor thereto.

         Global  Class B  Certificate:  A Regulation  S Global  Class B  Certificate  or a Rule 144A Global Class B
Certificate, as applicable.

         Gross Margin:  With respect to each  adjustable-rate  Mortgage Loan, the fixed percentage set forth in the related  Mortgage Note and indicated on the Mortgage Loan Schedule as the "NOTE MARGIN," which  percentage is added to the related  Index on each  Adjustment  Date to determine  (subject to rounding in  accordance  with the related
Mortgage Note, the Periodic Cap, the Maximum  Mortgage Rate and the Minimum  Mortgage Rate) the interest rate to be borne by such Mortgage Loan until the next Adjustment Date.

         HUD:  The United States Department of Housing and Urban Development.

         Independent:  When used with  respect  to any  specified  Person,  means  such a Person who (i) is in fact independent of the Depositor,  the Master Servicer and the Trustee,  or any Affiliate  thereof,  (ii) does not have any direct financial  interest or any material indirect  financial  interest in the Depositor,  the Master Servicer or the Trustee or in an Affiliate  thereof,  and (iii) is not connected with the Depositor,  the Master Servicer or the Trustee as an  officer,  employee,  promoter,  underwriter,  trustee,  partner,  director or person  performing similar functions.

         Index:  With respect to any  adjustable-rate  Mortgage Loan and as to any Adjustment  Date  therefor,  the related index as stated in the related Mortgage Note.

         Initial  Certificate  Principal  Balance:  With  respect to each  Class of  Certificates  (other  than the
Class R  Certificates),  the Certificate  Principal Balance of such Class of Certificates as of the Closing Date as set forth in the Preliminary Statement hereto.

         Insurance  Proceeds:  Proceeds  paid in respect of the Mortgage  Loans  pursuant to any Primary  Insurance
Policy or any other related  insurance  policy covering a Mortgage Loan, to the extent such proceeds are payable to the mortgagee under the Mortgage,  any  Subservicer,  the Master Servicer or the Trustee and are not applied to the restoration of the related  Mortgaged  Property or released to the Mortgagor in accordance with the procedures that the Master Servicer would follow in servicing mortgage loans held for its own account.

         Interest  Accrual  Period:  With respect to the  Distribution  Date in August 2006, the period  commencing the Closing Date and ending on the day  preceding  the  Distribution  Date in August 2006,  and with respect to any
Distribution  Date after the Distribution  Date in August 2006, the period  commencing on the Distribution  Date in the month  immediately  preceding the month in which such  Distribution Date occurs and ending on the day preceding such Distribution Date.

         Interest   Distribution   Amount:   For  any   Distribution   Date,  the  amounts   payable   pursuant  to
Section 4.02(c)(i) and (ii).

         Interim Certification:  As defined in Section 2.02.

         Late  Collections:  With  respect to any  Mortgage  Loan,  all  amounts  received  during any Due  Period, whether as late payments of Monthly Payments or as Insurance  Proceeds,  Liquidation  Proceeds or otherwise,  which represent  late payments or  collections  of Monthly  Payments due but delinquent for a previous Due Period and not previously recovered.

         LIBOR:  With respect to any Distribution  Date, the arithmetic mean of the London  interbank  offered rate quotations  for one-month  U.S.  Dollar  deposits,  expressed on a per annum basis,  determined in accordance  with
Section 1.02.

         LIBOR  Business  Day:  Any day  other  than  (i) a  Saturday  or  Sunday  or (ii) a day on  which  banking institutions in London, England are required or authorized by law to be closed.

         LIBOR  Certificates:   Collectively,   the  Class A   Certificates,   Class M   Certificates  and  Class B
Certificates.

         LIBOR Rate  Adjustment  Date:  With  respect to each  Distribution  Date,  the second  LIBOR  Business Day immediately preceding the commencement of the related Interest Accrual Period.

         Liquidation  Proceeds:  Amounts  (other  than  Insurance  Proceeds)  received  by the Master  Servicer  in connection  with the  taking of an  entire  Mortgaged  Property  by  exercise  of the  power of  eminent  domain or condemnation  or in  connection  with  the  liquidation  of a  defaulted  Mortgage  Loan  through  trustee's  sale, foreclosure sale or otherwise, other than REO Proceeds and Subsequent Recoveries.

         Loan-to-Value  Ratio: As of any date, the fraction,  expressed as a percentage,  the numerator of which is the current  principal  balance of the related  Mortgage Loan at the date of  determination  and the denominator of which is the Appraised Value of the related Mortgaged Property.

         Margin:  The Class A-1 Margin,  Class A-2 Margin,  Class A-3 Margin,  Class A-4 Margin,  Class M-1 Margin,
Class M-2  Margin,  Class M-3  Margin,  Class M-4 Margin,  Class M-5  Margin,  Class M-6 Margin,  Class M-7 Margin,
Class M-8 Margin, Class M-9 Margin or Class B Margin, as applicable.

         Marker Rate:  With respect to the  Class SB  Certificates  or  REMIC III  Regular  Interest  SB-IO and any
Distribution  Date, in relation to the REMIC II  Regular  Interests  LT1, LT2, LT3, and LT4, a per annum rate equal to two (2) times the weighted  average of the  Uncertificated  REMIC II  Pass-Through  Rates for  REMIC II  Regular
Interest LT2 and REMIC II Regular Interest LT3.

         Master Servicer:  As defined in the preamble hereto.

         Maturity Date:  With respect to each Class of  Certificates  representing  ownership of regular  interests or Uncertificated  Regular Interest issued by each of REMIC I,  REMIC II and REMIC III the latest possible maturity date,  solely for purposes of  Section 1.860G-1(a)(4)(iii)  of the Treasury  Regulations,  by which the Certificate
Principal  Balance of each such Class of  Certificates  representing a regular  interest in the Trust Fund would be reduced to zero,  which is,  for each such  regular  interest,  August 25,  2036,  which is the  Distribution  Date occurring in the month following the last scheduled monthly payment of the Mortgage Loans.

         Maximum  Mortgage Rate:  With respect to any  adjustable-rate  Mortgage Loan, the per annum rate indicated
on the  Mortgage  Loan  Schedule  as the  "NOTE  CEILING,"  which  rate is the  maximum  interest  rate that may be applicable to such Mortgage Loan at any time during the life of such Mortgage Loan.

         MERS:  Mortgage  Electronic  Registration  Systems,  Inc., a corporation  organized and existing under the laws of the State of Delaware, or any successor thereto.

         MERS(R)System:  The system of recording transfers of Mortgages electronically maintained by MERS.

         MIN:  The Mortgage Identification Number for Mortgage Loans registered with MERS on the MERS(R)System.

         Minimum  Mortgage Rate: With respect to any  adjustable-rate  Mortgage Loan, a per annum rate equal to the greater of (i) the  Note Margin and (ii) the rate  indicated  on the Mortgage  Loan  Schedule as the "NOTE  FLOOR,"
which rate may be applicable to such Mortgage Loan at any time during the life of such Mortgage Loan.

         Modified Mortgage Loan:  Any Mortgage Loan that has been the subject of a Servicing Modification.

         Modified  Net  Mortgage  Rate:  With  respect to any  Mortgage  Loan that is the  subject  of a  Servicing
Modification,  the Net Mortgage  Rate minus the rate per annum by which the Mortgage Rate on such Mortgage Loan was reduced.

         MOM Loan:  With respect to any Mortgage Loan,  MERS acting as the mortgagee of such Mortgage Loan,  solely as nominee for the originator of such Mortgage Loan and its successors and assigns, at the origination thereof.

         Monthly  Payment:  With respect to any Mortgage Loan  (including any REO Property) and the Due Date in any
Due Period,  the payment of principal and interest due thereon in accordance with the amortization  schedule at the time applicable thereto (after adjustment,  if any, for Curtailments and for Deficient  Valuations  occurring prior to such Due Date but before any adjustment to such  amortization  schedule by reason of any bankruptcy,  other than a Deficient  Valuation,  or similar  proceeding or any  moratorium or similar waiver or grace period and before any
Servicing Modification that constitutes a reduction of the interest rate on such Mortgage Loan).

         Moody's:  Moody's Investors Service, Inc., or its successors in interest.

         Mortgage:  With  respect  to  each  Mortgage  Note,  the  mortgage,  deed of  trust  or  other  comparable instrument  creating  a first or junior  lien on an estate in fee simple or  leasehold  interest  in real  property securing a Mortgage Note.

         Mortgage File: The mortgage  documents  listed in  Section 2.01  pertaining to a particular  Mortgage Loan and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

         Mortgage  Loans:  Such  of the  mortgage  loans  transferred  and  assigned  to the  Trustee  pursuant  to
Section 2.01  as from time to time are held or deemed to be held as a part of the Trust Fund,  the  Mortgage  Loans originally  so held being  identified in the initial  Mortgage Loan  Schedule,  and Qualified  Substitute  Mortgage
Loans held or deemed held as part of the Trust Fund  including,  without  limitation,  each related  Mortgage Note,
Mortgage and Mortgage File and all rights appertaining thereto.

         Mortgage Loan  Schedule:  The lists of the Mortgage  Loans  attached  hereto as Exhibit F (as amended from time to time to reflect the  addition of Qualified  Substitute  Mortgage  Loans),  which lists shall set forth at a minimum the following information as to each Mortgage Loan:

                  (i)......the Mortgage Loan identifying number ("RFC LOAN #");

                  (ii).....[reserved];

                  (iii)....the maturity of the Mortgage Note ("MATURITY  DATE," or "MATURITY DT");

                  (iv).....for the  adjustable-rate  Mortgage  Loans,  the Mortgage Rate as of  origination  ("ORIG
RATE");

                  (v)......the Mortgage Rate as of the Cut-off Date ("CURR RATE");

                  (vi).....the Net Mortgage Rate as of the Cut-off Date ("CURR NET");

                  (vii)....the  scheduled  monthly  payment of  principal,  if any,  and interest as of the Cut-off
Date ("ORIGINAL P & I" or "CURRENT P & I");

                  (viii)...the Cut-off Date Principal Balance ("PRINCIPAL BAL");

                  (ix).....the Loan-to-Value Ratio at origination ("LTV");

                  (x)......a code "T," "BT" or "CT" under the column "LN  FEATURE,"  indicating  that the  Mortgage
Loan is  secured by a second or  vacation  residence  (the  absence  of any such code  means the  Mortgage  Loan is secured by a primary residence);

                  (xi).....a code "N" under the column "OCCP CODE,"  indicating  that the Mortgage  Loan is secured by a non-owner  occupied  residence  (the absence of any such code means the  Mortgage  Loan is secured by an owner occupied residence);

                  (xii)....for the adjustable-rate Mortgage Loans, the Maximum Mortgage Rate ("NOTE CEILING");

                  (xiii)...for the adjustable-rate Mortgage Loans, the maximum Net Mortgage Rate ("NET CEILING");

                  (xiv)....for the adjustable-rate Mortgage Loans, the Note Margin ("NOTE MARGIN");

                  (xv).....for the  adjustable-rate  Mortgage  Loans,  the first  Adjustment Date after the Cut-off
Date ("NXT INT CHG DT");

                  (xvi)....for the  adjustable-rate  Mortgage Loans, the Periodic Cap ("PERIODIC DECR" or "PERIODIC
INCR");

                  (xvii)...[reserved]; and

                  (xviii)..for the  adjustable-rate  Mortgage  Loans,  the  rounding of the  semi-annual  or annual adjustment to the Mortgage Rate ("NOTE METHOD").

         Such  schedules  may  consist of  multiple  reports  that  collectively  set forth all of the  information required.

         Mortgage  Note:  The  originally   executed  note  or  other  evidence  of  indebtedness   evidencing  the
indebtedness of a Mortgagor under a Mortgage Loan, together with any modification thereto.

         Mortgage Rate:  With respect to any Mortgage  Loan, the interest rate borne by the related  Mortgage Note, or any  modification  thereto  other  than a  Servicing  Modification.  The  Mortgage  Rate on the  adjustable-rate
Mortgage  Loans  will  adjust  on each  Adjustment  Date to equal  the sum  (rounded  to the  nearest  multiple  of one-eighth of one percent (0.125%) or up to the nearest one-eighth of one percent,  which are indicated by a "U" on the Mortgage Loan Schedule,  except in the case of the  adjustable-rate  Mortgage Loans  indicated by an "X" on the
Mortgage Loan Schedule under the heading "NOTE  METHOD"),  of the related Index plus the Note Margin,  in each case subject to the applicable Periodic Cap, Maximum Mortgage Rate and Minimum Mortgage Rate.

         Mortgaged Property:  The underlying real property securing a Mortgage Loan.

         Mortgagor:  The obligor on a Mortgage Note.

         Net Mortgage  Rate:  With respect to any Mortgage Loan as of any date of  determination,  a per annum rate equal to the Mortgage Rate for such Mortgage Loan as of such date minus the related Expense Fee Rate.

         Net Swap Payment:  With respect to each  Distribution  Date, the net payment  required to be made pursuant to the terms of the Swap Agreement by either the Swap  Counterparty or the Trustee,  on behalf of the Trust,  which net payment shall not take into account any Swap Termination Payment.

         Net WAC Cap Rate:  With  respect to any  Distribution  Date, a per annum rate (which will not be less than zero) equal to (i) the  product of (a) the  weighted  average of the Net  Mortgage  Rates (or, if  applicable,  the
Modified  Net  Mortgage  Rates) on the  Mortgage  Loans  using the Net  Mortgage  Rates in effect  for the  Monthly
Payments due on such Mortgage Loans during the related Due Period,  weighted on the basis of the respective  Stated
Principal Balances thereof for such Distribution  Date, and (b) a fraction  expressed as percentage,  the numerator of which is 30 and the  denominator  of which is the actual number of days in the related  Interest  Accrual Period minus  (ii) the  product of (a) a fraction  expressed as a percentage,  the numerator of which is the amount of any
Net Swap  Payments  or Swap  Termination  Payment  not due to a Swap  Counterparty  Trigger  Event owed to the Swap
Counterparty as of such  Distribution  Date and the denominator of which is the aggregate Stated Principal  Balance of the Mortgage Loans for such  Distribution  Date, and (b) a  fraction  expressed as percentage,  the numerator of which is 360 and the denominator of which is the actual number of days in the related Interest Accrual Period.

         Non-Permitted  Holder:  A Holder or Beneficial  Owner of an interest in a Global Class B Certificate  or a
Definitive  Class B  Certificate  that is a  United  States  Person  and  (i)  with  respect  to a  Global  Class B
Certificate,  is not a Qualified Institutional Buyer and that becomes the Beneficial Owner of an interest in a Rule
144A  Global  Class B  Certificate,  (ii) with  respect to a  Definitive  U.S.  Class B  Certificate,  is not (x) a
Qualified  Institutional  Buyer or (y) an Accredited  Investor and that becomes the Beneficial Owner of an interest in a Definitive U.S. Class B Certificate or (iii) does not have an exemption available under the Securities Act.

         Non-United States Person:  Any Person other than a United States Person.

         Nonrecoverable  Advance:  Any Advance  previously  made or  proposed to be made by the Master  Servicer or
Subservicer in respect of a Mortgage Loan (other than a Deleted  Mortgage  Loan) which,  in the good faith judgment of the Master Servicer,  will not, or, in the case of a proposed Advance,  would not, be ultimately  recoverable by the Master Servicer from related Late Collections,  Insurance Proceeds,  Liquidation  Proceeds or REO Proceeds.  To
the extent that any  Mortgagor is not  obligated  under the related  Mortgage  documents  to pay or  reimburse  any portion of any Servicing  Advances that are outstanding  with respect to the related Mortgage Loan as a result of a modification  of such Mortgage Loan by the Master  Servicer,  which forgives  amounts which the Master  Servicer or
Subservicer  had  previously  advanced,  and the  Master  Servicer  determines  that no other  source of payment or reimbursement  for such advances is available to it, such Servicing  Advances shall be deemed to be  Nonrecoverable
Advances.  The  determination by the Master Servicer that it has made a  Nonrecoverable  Advance shall be evidenced by a  certificate  of a Servicing  Officer,  Responsible  Officer or Vice  President  or its  equivalent  or senior officer of the Master  Servicer,  delivered to the Depositor,  the Trustee,  and the Master Servicer  setting forth such  determination,  which shall include any other  information or reports obtained by the Master Servicer such as property operating statements,  rent rolls, property inspection reports and engineering reports,  which may support such  determinations.  Notwithstanding  the above, the Trustee shall be entitled to rely upon any  determination by the Master Servicer that any Advance previously made is a Nonrecoverable  Advance or that any proposed Advance,  if made, would constitute a Nonrecoverable Advance.

         Nonsubserviced  Mortgage  Loan: Any Mortgage Loan that, at the time of reference  thereto,  is not subject to a Subservicing Agreement.

         Non-United States Person:  A Person who is not a United States Person.

         Note Margin:  With respect to each  adjustable-rate  Mortgage Loan, the fixed  percentage set forth in the related  Mortgage Note and indicated on the Mortgage Loan Schedule as the "NOTE MARGIN," which  percentage is added to the Index on each  Adjustment  Date to determine  (subject to rounding in accordance  with the related  Mortgage
Note, the Periodic Cap, the Maximum  Mortgage Rate and the Minimum  Mortgage Rate) the interest rate to be borne by such adjustable-rate Mortgage Loan until the next Adjustment Date.

         Officers'  Certificate:  A  certificate  signed  by the  Chairman  of the  Board,  the  President,  a Vice
President,  Assistant Vice President,  Director,  Managing  Director,  the Treasurer,  the Secretary,  an Assistant
Treasurer or an Assistant  Secretary of the Depositor or the Master Servicer,  as the case may be, and delivered to the Trustee, as required by this Agreement.

         Opinion of Counsel:  A written opinion of counsel  acceptable to the Trustee and the Master Servicer,  who may be counsel for the  Depositor or the Master  Servicer,  provided that any opinion of counsel (i) referred to in the definition of  "Disqualified  Organization"  or (ii) relating to the  qualification of any REMIC hereunder as a
REMIC or compliance  with the REMIC  Provisions  must,  unless  otherwise  specified,  be an opinion of Independent counsel.

         Optional  Termination  Date: Any Distribution  Date on or after which the Stated Principal  Balance (after giving effect to distributions to be made on such  Distribution  Date) of the Mortgage Loans is less than 10.00% of the Cut-off Date Balance.

         Outstanding  Mortgage  Loan:  With respect to the Due Date in any Due Period,  a Mortgage Loan  (including an REO Property) that was not the subject of a Principal  Prepayment in Full,  Cash  Liquidation or REO Disposition
and that was not  purchased,  deleted or  substituted  for prior to such Due Date pursuant to  Section 2.02,  2.03,
2.04 or 4.07.

         Overcollateralization  Amount:  With  respect to any  Distribution  Date,  the excess,  if any, of (a) the aggregate Stated  Principal  Balance of the Mortgage Loans before giving effect to distributions of principal to be made on such Distribution Date over (b) the aggregate  Certificate  Principal Balance of the Class A  Certificates,
Class M Certificates and Class B Certificates immediately prior to such date.

         Overcollateralization Floor:  An amount equal to the product of 0.50% and the Cut-off Date Balance.

         Overcollateralization  Increase Amount:  With respect to any  Distribution  Date, the lesser of (a) Excess
Cash Flow for that  Distribution  Date (to the extent not used to cover the amounts  described  in clauses (iv) and
(v) of the  definition  of Principal  Distribution  Amount as of such  Distribution  Date),  and (b) the  excess of
(1) the Required  Overcollateralization Amount for such Distribution Date over (2) the Overcollateralization Amount for such Distribution Date.

         Overcollateralization  Reduction  Amount:  With  respect  to any  Distribution  Date on which  the  Excess
Overcollateralization  Amount  is,  after  taking  into  account  all  other  distributions  to  be  made  on  such
Distribution  Date, greater than zero, the  Overcollateralization  Reduction Amount shall be equal to the lesser of
(i) the Excess  Overcollateralization  Amount for that Distribution  Date and (ii) the Principal  Remittance Amount
on such Distribution Date.

         Ownership  Interest:  With  respect  to any  Certificate,  any  ownership  or  security  interest  in such
Certificate,  including any interest in such  Certificate  as the Holder  thereof and any other  interest  therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

         Pass-Through Rate: With respect to each Class of Class A  Certificates,  Class M  Certificates and Class B
Certificates  and any  Distribution  Date, the least of (i) a per annum rate equal to LIBOR plus the related Margin for such Distribution Date, (ii) 14.000% per annum and (iii) the Net WAC Cap Rate for such Distribution Date.

         With respect to the Class SB  Certificates or the REMIC III  Regular  Interest SB-IO and any  Distribution
Date, a per annum rate equal to the percentage  equivalent of a fraction,  the numerator of which is the sum of the amounts  calculated  pursuant to clauses (i) through  (iii) below,  and the  denominator  of which is the aggregate principal  balance of the REMIC II Regular  Interests.  For purposes of calculating the  Pass-Through  Rate for the
Class SB  Certificates or the REMIC III  Regular Interest SB-IO, the numerator is equal to the sum of the following components:

                  (i)......the  Uncertificated  Pass-Through  Rate for  REMIC II  Regular  Interest  LT1  minus the related  Marker  Rate,  applied to a notional  amount  equal to the  Uncertificated  Principal  Balance of REMIC II
Regular Interest LT1;

                  (ii).....the  Uncertificated  Pass-Through  Rate for  REMIC II  Regular  Interest  LT2  minus the related  Marker  Rate,  applied to a notional  amount  equal to the  Uncertificated  Principal  Balance of REMIC II
Regular Interest LT2; and

                  (iii)....the  Uncertificated  Pass-Through Rate for REMIC II Regular Interest LT4 minus twice the related  Marker  Rate,  applied to a notional  amount  equal to the  Uncertificated  Principal  Balance of REMIC II
Regular Interest LT4.

         Paying Agent:  U.S. Bank National Association or any successor Paying Agent appointed by the Trustee.

         Percentage  Interest:   With  respect  to  any  Class A   Certificate,   Class M  Certificate  or  Class B
Certificate, the undivided percentage ownership interest in the related Class evidenced by such Certificate,  which percentage  ownership interest shall be equal to the Initial  Certificate  Principal Balance thereof divided by the aggregate  Initial  Certificate  Principal  Balance of all of the  Certificates  of the same Class.  The Percentage
Interest with respect to a Class SB Certificate or Class R Certificate shall be stated on the face thereof.

         Periodic Cap: With respect to each  adjustable-rate  Mortgage  Loan, the periodic rate cap that limits the increase or the decrease of the related  Mortgage Rate on any Adjustment  Date pursuant to the terms of the related
Mortgage Note.

         Permanent  Regulation S Global Class B  Certificate:  As defined in  Section 5.01(b).  A form of Permanent
Regulation S Global Class B Certificate will be issued substantially in the form attached as Exhibit B-2 hereto.

         Permitted Investments:  One or more of the following:

                  (i) .....obligations  of or  guaranteed  as to principal and interest by the United States or any agency or  instrumentality  thereof  when such  obligations  are  backed by the full faith and credit of the United
States;

                  (ii) ....repurchase  agreements  on  obligations  specified  in clause (i) maturing not more than one month from the date of acquisition  thereof,  provided that the unsecured  obligations of the party agreeing to repurchase  such  obligations  are at the  time  rated by each  Rating  Agency  in its  highest  short-term  rating available;

                  (iii) ...federal funds,  certificates  of deposit,  demand  deposits,  time deposits and bankers'
acceptances  (which  shall each have an  original  maturity of not more than  90 days  and, in the case of bankers'
acceptances,  shall in no event have an  original  maturity of more than  365 days or a remaining  maturity of more than  30 days)  denominated  in  United  States  dollars  of any  U.S.  depository  institution  or  trust  company incorporated  under the laws of the  United  States or any state  thereof  or of any  domestic  branch of a foreign depository  institution or trust company;  provided that the debt  obligations  of such  depository  institution or trust company at the date of  acquisition  thereof have been rated by each Rating Agency in its highest  short-term rating  available;  and,  provided  further  that, if the original  maturity of such  short-term  obligations  of a domestic branch of a foreign  depository  institution or trust company shall exceed 30 days,  the short-term rating of such institution shall be A-1+ in the case of Standard & Poor's if Standard & Poor's is a Rating Agency;

                  (iv) ....commercial  paper  and  demand  notes  (having  original  maturities  of not  more  than
365 days) of any  corporation  incorporated  under the laws of the United  States or any state thereof which on the date of  acquisition  has been rated by each Rating  Agency in its highest  short term rating  available;  provided that such commercial paper and demand notes shall have a remaining maturity of not more than 30 days;

                  (v) .....a money market fund or a qualified  investment  fund rated by each Rating  Agency in its highest long-term rating available (which may be managed by the Trustee or one of its Affiliates); and

                  (vi) ....other  obligations  or  securities  that  are  acceptable  to each  Rating  Agency  as a
Permitted  Investment  hereunder  and will not reduce the rating  assigned  to any  Class of  Certificates  by such
Rating Agency below the then-current  rating assigned to such  Certificates by such Rating Agency,  as evidenced in writing;

provided,  however,  that no instrument shall be a Permitted  Investment if it represents,  either (1) the right to receive only interest  payments  with respect to the  underlying  debt  instrument or (2) the right to receive both principal  and interest  payments  derived from  obligations  underlying  such  instrument  and the  principal  and interest  payments with respect to such  instrument  provide a yield to maturity  greater than 120% of the yield to maturity at par of such  underlying  obligations.  References  herein to the highest rating  available on unsecured long-term  debt shall mean AAA in the case of  Standard & Poor's and Aaa in the case of Moody's,  and for  purposes of this  Agreement,  any  references  herein to the highest  rating  available  on unsecured  commercial  paper and short-term debt obligations  shall mean the following:  A-1 in the case of Standard & Poor's and P-1 in the case of
Moody's;  provided,  however,  that any Permitted  Investment  that is a short-term  debt  obligation  rated A-1 by
Standard & Poor's must satisfy the following additional  conditions:  (i) the total amount of debt from A-1 issuers must be  limited  to the  investment  of  monthly  principal  and  interest  payments  (assuming  fully  amortizing collateral);  (ii)  the  total  amount  of A-1  investments  must not  represent  more  than  20% of the  aggregate outstanding  Certificate  Principal Balance of the Certificates and each investment must not mature beyond 30 days;
(iii) the  terms of the debt must have a  predetermined  fixed  dollar  amount of  principal  due at maturity  that cannot vary; and (iv) if the investments  may be liquidated  prior to their maturity or are being relied on to meet a certain  yield,  interest  must be tied to a single  interest  rate index plus a single fixed spread (if any) and must move  proportionately  with that index.  Any Permitted  Investment  may be purchased by or through the Trustee or its Affiliates.

         Permitted  Transferee:  Any Transferee of a Class R  Certificate,  other than a Disqualified  Organization or Non-United States Person.

         Person:   Any  individual,   corporation,   limited  liability   company,   partnership,   joint  venture,
association,  joint-stock  company,  trust,  unincorporated  organization  or government or any agency or political subdivision thereof.

         Prepayment  Assumption:  With  respect to the  Class A  Certificates,  Class M  Certificates  and  Class B
Certificates,  the  prepayment  assumption to be used for  determining  the accrual of original  issue discount and premium and market  discount on such  Certificates  for federal income tax purposes,  which (a) with respect to the fixed-rate  Mortgage  Loans,  assumes  a  constant  prepayment  rate of  one-tenth  of 23% per  annum  of the  then outstanding  Stated  Principal  Balance of the  fixed-rate  Mortgage  Loans in the first  month of the life of such
Mortgage Loans and an additional  one-tenth of 23% per annum in each month  thereafter  until the tenth month,  and beginning in the tenth month and in each month  thereafter  during the life of the  fixed-rate  Mortgage  Loans,  a constant  prepayment  rate of 23% per annum  each month  ("23%  HEP") and (b) with  respect to the  adjustable-rate
Mortgage Loans assumes a prepayment  assumption of 2% of the constant  prepayment rate in month one,  increasing by approximately  2.545% from month 2 until month 12,  a constant  prepayment rate of 30% from month 12 to month 22, a constant prepayment rate of 50% from month 23 to month 27, and a constant  prepayment rate of 35% thereafter,  used for  determining  the  accrual  of  original  issue  discount  and  premium  and  market  discount  on the  Class A
Certificates,  Class M  Certificates  and  Class B  Certificates  for federal  income tax  purposes.  The  constant prepayment  rate  assumes  that  the  stated  percentage  of  the  outstanding  Stated  Principal  Balance  of  the adjustable-rate Mortgage Loans is prepaid over the course of a year.

         Prepayment  Interest  Shortfall:  With respect to any Distribution  Date and any Mortgage Loan (other than a Mortgage  Loan  relating to an REO  Property)  that was the subject of (a) a Principal  Prepayment in Full during the related  Prepayment  Period,  an amount equal to the excess of one month's interest at the related Net Mortgage
Rate (or Modified Net Mortgage Rate in the case of a Modified  Mortgage  Loan) on the Stated  Principal  Balance of
such  Mortgage  Loan over the amount of interest  (adjusted  to the  related Net  Mortgage  Rate (or  Modified  Net
Mortgage Rate in the case of a Modified  Mortgage  Loan)) paid by the Mortgagor for such  Prepayment  Period to the date of such Principal  Prepayment in Full or (b) a Curtailment  during the prior calendar  month,  an amount equal to one month's  interest at the related Net Mortgage  Rate (or Modified Net Mortgage Rate in the case of a Modified
Mortgage Loan) on the amount of such Curtailment.

         Prepayment  Period:  With respect to any  Distribution  Date,  the calendar  month  preceding the month of distribution.

         Primary  Insurance Policy:  Each primary policy of mortgage  guaranty  insurance as indicated by a numeric code on the Mortgage Loan Schedule with the exception of code "A23," "A34" or "A96" under the column "MI CO CODE."

         Principal  Distribution  Amount:  With respect to any  Distribution  Date, the lesser of (a) the excess of
(x) the Available Distribution Amount over (y) the Interest Distribution Amount, and (b) the sum of:

                  (i)......the principal  portion of each Monthly Payment  received or Advanced with respect to the related Due Period on each Outstanding Mortgage Loan;

                  (ii).....the Stated  Principal  Balance  of any  Mortgage  Loan  repurchased  during the  related
Prepayment  Period  (or  deemed to have  been so  repurchased  in  accordance  with  Section 3.07(b))  pursuant  to
Section 2.02,  2.03, 2.04 or 4.07 and the amount of any shortfall  deposited in the Custodial Account in connection with the  substitution of a Deleted  Mortgage Loan pursuant to  Section 2.03 or 2.04 during the related  Prepayment
Period;

                  (iii)....the  principal  portion of all other  unscheduled  collections,  other  than  Subsequent
Recoveries,  on the Mortgage Loans (including,  without limitation,  Principal  Prepayments in Full,  Curtailments,
Insurance  Proceeds,  Liquidation  Proceeds and REO Proceeds)  received  during the related  Prepayment  Period (or deemed to have been so received) to the extent  applied by the Master  Servicer as  recoveries  of principal of the
Mortgage Loans pursuant to Section 3.14;

                  (iv).....the  lesser  of (1)  Subsequent  Recoveries  for  such  Distribution  Date  and  (2) the principal  portion of any Realized Losses allocated to any Class of Certificates on a prior  Distribution  Date and remaining unpaid;

                  (v)......the lesser of (1) the  Excess  Cash Flow for such  Distribution  Date (to the extent not used pursuant to clause (iv) of this  definition on such  Distribution  Date) and (2) the principal  portion of any
Realized  Losses  incurred (or deemed to have been incurred) on any Mortgage Loans in the calendar month  preceding such Distribution Date; and

                  (vi).....the lesser of (1) the  Excess  Cash Flow for that  Distribution  Date (to the extent not
used   pursuant  to  clauses  (iv)  and  (v)  of  this   definition   on  such   Distribution   Date)  and  (2) the
Overcollateralization Increase Amount for such Distribution Date;

minus

                  (vii)....(A) the  amount of any  Overcollateralization  Reduction  Amount  for such  Distribution
Date and (B) the amount of any Capitalization Reimbursement Amount for such Distribution Date.

         Principal  Prepayment:  Any  payment of  principal  or other  recovery  on a Mortgage  Loan,  including  a recovery that takes the form of  Liquidation  Proceeds or Insurance  Proceeds,  which is received in advance of its scheduled  Due Date and is not  accompanied  by an amount as to interest  representing  scheduled  interest on such payment due on any date or dates in any month or months subsequent to the month of prepayment.

         Principal  Prepayment  in Full:  Any  Principal  Prepayment  made by a Mortgagor  of the entire  principal balance of a Mortgage Loan.

         Principal  Remittance  Amount:  With respect to any  Distribution  Date, all amounts  described in clauses
(b)(i) through (iii) of the definition of Principal Distribution Amount for that Distribution Date.

         Program Guide:  The AlterNet  Seller Guide as incorporated  into the Residential  Funding Seller Guide for mortgage  collateral sellers that participate in Residential  Funding's AlterNet Mortgage Program,  and Residential
Funding's  Servicing  Guide and any other  subservicing  arrangements  which  Residential  Funding has  arranged to accommodate the servicing of the Mortgage Loans and in each case all supplements and amendments  thereto  published by Residential Funding.

         Purchase  Price:  With  respect  to any  Mortgage  Loan  (or REO  Property)  required  to be or  otherwise purchased on any date pursuant to  Section 2.02,  2.03, 2.04 or 4.07, an amount equal to the sum of (i) 100% of the
Stated Principal  Balance thereof plus the principal portion of any related  unreimbursed  Advances and (ii) unpaid accrued  interest  at either  (a) the  Adjusted  Mortgage  Rate (or  Modified  Net  Mortgage  Rate in the case of a
Modified  Mortgage Loan) plus the rate per annum at which the Servicing Fee is calculated,  or (b) in the case of a purchase  made by the Master  Servicer,  at the Net Mortgage  Rate (or Modified Net Mortgage  Rate in the case of a
Modified  Mortgage  Loan) plus the Credit  Risk  Manager  Fee Rate,  in each case on the Stated  Principal  Balance thereof to the first day of the month  following  the month of  purchase  from the Due Date to which  interest  was last paid by the  Mortgagor.  With  respect to any  Mortgage  Loan (or REO  Property)  required to be or  otherwise purchased on any date  pursuant to  Section 4.08,  an amount equal to the greater of (i) the sum of (a) 100% of the
Stated Principal Balance thereof plus the principal portion of any related  unreimbursed  Advances of such Mortgage
Loan (or REO Property) and (b) unpaid  accrued  interest at either (1) the Adjusted  Mortgage Rate (or Modified Net
Mortgage  Rate in the case of a  Modified  Mortgage  Loan)  plus the rate per annum at which the  Servicing  Fee is calculated,  or (2) in the case of a purchase  made by the Master  Servicer,  at the Net Mortgage Rate (or Modified
Net Mortgage Rate in the case of a Modified  Mortgage Loan), in each case on the Stated  Principal  Balance thereof to the first day of the month  following  the month of purchase  from the Due Date to which  interest was last paid by the Mortgagor, and (ii) the fair market value of such Mortgage Loan (or REO Property).

         Qualified Institutional Buyer: The meaning specified in Rule 144A under the Securities Act.

         Qualified  Substitute  Mortgage Loan: A Mortgage Loan substituted by Residential  Funding or the Depositor for a  Deleted  Mortgage  Loan  which  must,  on the  date of  such  substitution,  as  confirmed  in an  Officers'
Certificate delivered to the Trustee, (i) have an outstanding  principal balance,  after deduction of the principal portion of the monthly  payment due in the month of  substitution  (or in the case of a  substitution  of more than one Mortgage Loan for a Deleted Mortgage Loan, an aggregate outstanding  principal balance,  after such deduction), not in excess of the Stated  Principal  Balance of the Deleted  Mortgage  Loan (the amount of any  shortfall  to be deposited by Residential  Funding,  in the Custodial  Account in the month of  substitution);  (ii) have a Mortgage
Rate and a Net Mortgage  Rate no lower than and not more than 1% per annum  higher than the  Mortgage  Rate and Net
Mortgage  Rate,  respectively,  of the  Deleted  Mortgage  Loan  as of  the  date  of  substitution;  (iii)  have a
Loan-to-Value  Ratio at the time of  substitution  no higher than that of the Deleted  Mortgage Loan at the time of substitution;  (iv) have a remaining  term to stated  maturity  not  greater  than (and not more than one year less than) that of the Deleted  Mortgage  Loan; (v) comply with each  representation  and warranty set forth in Sections
2.03 and 2.04 hereof and Section 4 of the Assignment  Agreement (other than the  representations and warranties set forth therein with respect to the number of loans  (including the related  percentage) in excess of zero which meet or do not meet a  specified  criteria);  (vi) not be  30 days  or more  Delinquent;  (vii)  not be  subject  to the requirements of HOEPA (as defined in the Assignment  Agreement);  (viii) have a policy of title  insurance,  in the form and amount that is in material  compliance  with the Program  Guide,  that was  effective as of the closing of such Mortgage  Loan, is valid and binding,  and remains in full force and effect,  unless the Mortgage  Property is located in the State of Iowa where an attorney's  certificate  has been provided as described in the Program Guide;
(ix) if the  Deleted  Loan is not a Balloon  Loan,  not be a Balloon  Loan;  (x) with  respect to  adjustable  rate
Mortgage  Loans,  have a Mortgage  Rate that adjusts with the same  frequency and based upon the same Index as that of the Deleted  Mortgage Loan;  (xi) with respect to adjustable  rate Mortgage  Loans,  have a Note Margin not less than that of the Deleted  Mortgage  Loan;  (xii) with respect to adjustable  rate Mortgage  Loans,  have a Periodic
Rate Cap that is equal to that of the Deleted  Mortgage Loan;  and (xiii) with respect to adjustable  rate Mortgage
Loans, have a next Adjustment Date no later than that of the Deleted Mortgage Loan.

         Rating  Agency:  Each of Standard & Poor's,  Moody's and Fitch.  If any agency or a successor is no longer in existence,  "Rating  Agency"  shall be such  statistical  credit  rating  agency,  or other  comparable  Person, designated by the Depositor, notice of which designation shall be given to the Trustee and the Master Servicer.

         Realized  Loss:  With respect to each Mortgage Loan (or REO  Property) as to which a Cash  Liquidation  or
REO  Disposition  has  occurred,  an amount (not less than zero) equal to (i) the Stated  Principal  Balance of the
Mortgage  Loan (or REO Property) as of the date of Cash  Liquidation  or REO  Disposition,  plus (ii) interest (and
REO Imputed  Interest,  if any) at the Net  Mortgage  Rate from the Due Date as to which  interest was last paid or advanced to  Certificateholders  up to the last day of the month in which the Cash Liquidation (or REO Disposition)
occurred on the Stated  Principal  Balance of such  Mortgage  Loan (or REO  Property)  outstanding  during each Due
Period that such interest was not paid or advanced,  minus (iii) the proceeds,  if any,  received  during the month in which such Cash  Liquidation (or REO Disposition)  occurred,  to the extent applied as recoveries of interest at the Net Mortgage  Rate and to  principal  of the Mortgage  Loan,  net of the portion  thereof  reimbursable  to the
Master Servicer or any Subservicer  with respect to related  Advances,  Servicing  Advances or other expenses as to which the  Master  Servicer  or  Subservicer  is  entitled  to  reimbursement  thereunder  but which  have not been previously  reimbursed.  With respect to each Mortgage Loan which is the subject of a Servicing  Modification,  (a)
(1) the amount by which the interest  portion of a Monthly  Payment or the principal  balance of such Mortgage Loan was  reduced  or (2) the sum of any other  amounts  owing  under the  Mortgage  Loan  that were  forgiven  and that constitute  Servicing  Advances that are  reimbursable  to the Master  Servicer or a Subservicer,  and (b) any such amount with respect to a Monthly  Payment that was or would have been due in the month  immediately  following  the month in which a Principal  Prepayment  or the  Purchase  Price of such  Mortgage  Loan is received or is deemed to have been  received.  With  respect to each  Mortgage  Loan which has become the subject of a Deficient  Valuation, the difference  between the principal balance of the Mortgage Loan outstanding  immediately prior to such Deficient
Valuation and the principal  balance of the Mortgage  Loan as reduced by the Deficient  Valuation.  With respect to each  Mortgage  Loan  which has  become the object of a Debt  Service  Reduction,  the amount of such Debt  Service
Reduction.  Notwithstanding  the above,  neither a Deficient Valuation nor a Debt Service Reduction shall be deemed a Realized  Loss  hereunder  so long as the Master  Servicer  has  notified  the Trustee in writing that the Master
Servicer is diligently  pursuing any remedies that may exist in connection with the  representations and warranties made  regarding the related  Mortgage  Loan and either (A) the related  Mortgage Loan is not in default with regard to payments due  thereunder or (B) delinquent  payments of principal and interest  under the related  Mortgage Loan and any premiums on any applicable  primary hazard  insurance  policy and any related escrow payments in respect of such Mortgage Loan are being advanced on a current basis by the Master  Servicer or a  Subservicer,  in either case without giving effect to any Debt Service Reduction.

         Realized Losses allocated to the Class SB  Certificates  shall be allocated first to the REMIC III Regular
Interest  SB-IO in  reduction of the accrued but unpaid  interest  thereon  until such accrued and unpaid  interest shall have been reduced to zero and then to the  REMIC III  Regular  Interest  SB-PO in reduction of the  Principal
Balance thereof.

         To the extent the Master Servicer  receives  Subsequent  Recoveries with respect to any Mortgage Loan, the amount of the Realized Loss with respect to that Mortgage  Loan will be reduced to the extent such  recoveries  are applied to reduce the Certificate Principal Balance of any Class of Certificates on any Distribution Date.

         Record  Date:  With  respect  to each  Distribution  Date and the LIBOR  Certificates,  the  Business  Day
immediately  preceding such Distribution  Date. With respect to each Distribution Date and the Certificates  (other than the LIBOR  Certificates),  the close of  business on the last  Business  Day of the month next  preceding  the month in which the related  Distribution  Date  occurs,  except in the case of the first Record Date which shall be the Closing Date.

         Reference Bank Rate:  As defined in Section 1.02.

         Regular Interest:  Any one of the regular interests in the REMICs.

         Regulation AB:    Subpart   229.1100   -   Asset   Backed    Securities    (Regulation AB),    17   C.F.R.
ss.ss.229.1100-229.1123,  as  such  may  be  amended  from  time  to  time,  and  subject  to  such  clarification  and interpretation  as  have  been  provided  by the  Commission  in the  adopting  release  (Asset-Backed  Securities,
Securities  Act  Release  No.  33-8518,  70 Fed.  Reg.  1,506,  1,531  (January  7,  2005))  or by the staff of the
Commission, or as may be provided by the Commission or its staff from time to time.

         Regulation S:  Regulation S promulgated under the Securities Act.

         Regulation  S Global  Class B  Certificate:  A Permanent  Regulation  S Global  Class B  Certificate  or a
Temporary Regulation S Global Class B Certificate, as applicable.

         Relief Act:  The Servicemembers Civil Relief Act, as amended.

         Relief  Act  Shortfalls:  Interest  shortfalls  on the  Mortgage  Loans  resulting  from the Relief Act or similar legislation or regulations.

         REMIC: A "real estate  mortgage  investment  conduit"  within the meaning of  Section 860D of the Code. As used herein, the term "REMIC" shall mean REMIC I, REMIC II or REMIC III.

         REMIC  Administrator:  Residential Funding  Corporation.  If Residential Funding Corporation is found by a court of competent  jurisdiction to no longer be able to fulfill its obligations as REMIC  Administrator under this
Agreement the Master  Servicer or Trustee  acting as successor  Master  Servicer  shall  appoint a successor  REMIC
Administrator, subject to assumption of the REMIC Administrator obligations under this Agreement.

         REMIC Interest  Amount:  For any  Distribution  Date and each Class of  Class A  Certificates  and Class M
Certificates,  the Accrued Certificate  Interest for such Class reduced by the portion thereof  attributable to the excess,  if any, of the related  Pass-Through  Rate for such  Distribution  Date over the related  REMIC II Net WAC
Rate for such Distribution Date.

         REMIC I:  The  segregated  pool of assets  subject  hereto  (exclusive  of the Swap  Account  and the Swap
Agreement),  constituting  a portion of the primary trust created  hereby and to be  administered  hereunder,  with respect to which a separate REMIC election is to be made, consisting of:

                  (i)......the Mortgage Loans and the related Mortgage Files;

                  (ii).....all payments on and  collections  in respect of the Mortgage Loans due after the Cut-off
Date (other than  Monthly  Payments due in the month of the Cut-off  Date) as shall be on deposit in the  Custodial
Account or in the Certificate Account and identified as belonging to the Trust Fund;

                  (iii)....property  which  secured a Mortgage  Loan and which has been acquired for the benefit of the Certificateholders by foreclosure or deed in lieu of foreclosure;

                  (iv).....the  hazard  insurance  policies  and  Primary  Insurance  Policies  pertaining  to  the
Mortgage Loans, if any; and

                  (v) .....all proceeds of clauses (i) through (iv) above.

         REMIC I Available  Distribution  Amount: The Available  Distribution Amount increased by the amount of any
Net Swap Payment described in clause (b)(z) thereof.

         REMIC I Distribution  Amount: For any Distribution Date, the REMIC I Available  Distribution  Amount shall be  distributed  to  REMIC II  in respect of the  REMIC I  Regular  Interests  and  Component  I the Class R in the
following amounts and priority:

                  (a)......to REMIC I Regular Interest A-I and REMIC I Regular  Interest I-1-A  through I-44-B, pro rata,  in an amount  equal to (A)  Uncertificated  Accrued  Interest for such REMIC I  Regular  Interests  for such
Distribution  Date,  plus (B) any amounts payable in respect thereof  remaining  unpaid from previous  Distribution
Dates; and

                  (b)......to the extent of amounts remaining after the  distributions  made pursuant to clause (a)
above,  payments of principal  shall be allocated as follows:  first,  to REMIC I  Regular  Interests I-1-A through
I-44-B starting with the lowest numerical  denomination  until the  Uncertificated  Principal  Balance of each such
REMIC I Regular Interest is reduced to zero,  provided that, for REMIC I Regular  Interests with the same numerical denomination,  such payments of principal  shall be allocated pro rata between such REMIC I  Regular  Interests and second,  to the extent of any  Overcollateralization  Reduction  Amount to REMIC I  Regular  Interest A-I until the
Uncertificated Principal Balance of such REMIC I Regular Interest is reduced to zero.

         REMIC I Interests:  The REMIC I Regular Interests and Component I of the Class R Certificates.

         REMIC I  Realized  Losses:  All Realized  Losses on the Mortgage Loans shall be allocated  first,  on each
Distribution  Date, to REMIC I Regular  Interest A-I until such REMIC I Regular  Interest has been reduced to zero.
Second,  Realized  Losses shall be allocated to REMIC I Regular  Interest I-1-A through  REMIC I  Regular  Interest
I-42-B,  starting with the lowest  numerical  denomination  until such REMIC I Regular Interest has been reduced to zero,  provided that, for REMIC I  Regular  Interests with the same numerical  denomination,  such Realized  Losses shall be allocated pro rata between such REMIC I Regular Interests.

         REMIC I  Regular  Interest.  Any  of the  separate  non-certificated  beneficial  ownership  interests  in
REMIC I issued  hereunder and designated as a "regular  interest" in REMIC I.  Each REMIC I Regular  Interest shall accrue interest at the related  Uncertificated  REMIC I Pass-Through Rate in effect from time to time, and shall be entitled to distributions of principal,  subject to the terms and conditions  hereof,  in an aggregate amount equal to  its  initial  Uncertificated  Principal  Balance  as  set  forth  in  the  Preliminary  Statement  hereto.  The designations for the respective REMIC I Regular Interests are set forth in the Preliminary Statement hereto.

         REMIC I  Regular  Interest A-I: A regular  interest in REMIC I that is held as an asset of REMIC II,  that has an initial  principal balance equal to the related  Uncertificated  Principal  Balance,  that bears interest at the related Uncertificated REMIC I Pass-Through Rate, and that has such other terms as are described herein.

         REMIC II:  The  segregated  pool of assets  subject  hereto,  constituting  a portion of the primary trust created  hereby and to be  administered  hereunder,  with respect to which a separate REMIC election is to be made, consisting of the REMIC I Regular Interests.

         REMIC II  Available  Distribution  Amount:  For any Distribution Date, the amount distributed from REMIC I to REMIC II on such Distribution Date in respect of the REMIC I Regular Interests.

         REMIC II  Distribution  Amount:  For any Distribution  Date, the REMIC II  Available  Distribution  Amount
shall be  distributed  to REMIC III in respect of the REMIC II  Regular  Interests  and Component II of the Class R
Certificates in the following amounts and priority:

                  (a)......to REMIC II  Regular  Interest LT-IO, in an amount equal to (i)  Uncertificated  Accrued
Interest for such REMIC II  Regular Interest for such  Distribution  Date, plus (ii) any amounts in respect thereof remaining unpaid from previous Distribution Dates;

                  (b)......to the extent of amounts remaining after the  distributions  made pursuant to clause (a)
above,  to  REMIC II  Regular  Interests  LT1,  LT2,  LT3 and LT4,  pro  rata,  in an  amount  equal  to (i)  their
Uncertificated  Accrued  Interest for such  Distribution  Date, plus (ii) any amounts in respect thereof  remaining unpaid from previous Distribution Dates; and

                  (c)......to the extent of amounts  remaining  after the  distributions  made  pursuant to clauses
(a) and (b) above:

                                            (i)      to  REMIC I   Regular   Interests  LT2,  LT3  and  LT4,  their
                           respective Principal Distribution Amounts;

                                            (ii)     to  REMIC I  Regular  Interest  LT1 any  remainder  until  the
                           Uncertificated Principal Balance thereof is reduced to zero;

                                            (iii)    any  remainder  to REMIC II  Regular  Interests  LT2,  LT3 and
                           LT4,  pro rata  according  to their  respective  Uncertificated  Principal  Balances  as reduced by the distributions  deemed made pursuant to (i) above,  until their respective
                           Uncertificated Principal Balances are reduced to zero; and

                  (d)......to the extent of amounts  remaining  after the  distributions  made  pursuant to clauses
(a) through (c) above:

                                            (i)      first,  to each of the REMIC II  Regular  Interests,  pro rata according  to  the  amount  of  unreimbursed  Realized  Losses  allocable  to  principal previously  allocated to each such REMIC II  Regular  Interest,  the aggregate amount of any  distributions  to the Certificates as reimbursement of such Realized Losses on such
                           Distribution Date pursuant to clause (ix) in Section 4.02(c);  provided,  however,  that any  amounts  distributed  pursuant  to this  paragraph  (d)(i)  of this  definition  of
                           "REMIC II  Distribution  Amount"  shall  not  cause a  reduction  in the  Uncertificated
                           Principal Balances of any of the REMIC II Regular Interests; and

                                            (ii)     second,  to  Component  III of the Class R  Certificates,  any
                           remaining amount.

         REMIC II  Net WAC Rate:  With  respect to any  Distribution  Date,  a per annum rate equal to the weighted average of (x) with respect to REMIC I Regular  Interests  ending with the designation "B," the weighted average of the Uncertificated  REMIC I  Pass-Through  Rates for such REMIC I Regular  Interests,  weighted on the basis of the
Uncertificated  Principal  Balance of such REMIC I  Regular  Interests for each such  Distribution  Date,  (y) with respect to REMIC I Regular  Interest A-I, the  Uncertificated  REMIC I  Pass-Through  Rate for such REMIC I Regular
Interest,  and (z)  with  respect  to  REMIC I  Regular  Interests  ending  with  the  designation  "A,"  for  each
Distribution  Date listed  below,  the weighted  average of the rates  listed  below for each such REMIC I  Regular
Interest listed below,  weighted on the basis of the Uncertificated  Principal Balance of each such REMIC I Regular
Interest for each such Distribution Date:

DISTRIBUTION DATE     REMIC I REGULAR INTEREST                                   RATE
        1          I-1-A through I-48-A             2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
        2          I-2-A through I-48-A             2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A                            Uncertificated REMIC I Pass-Through Rate
        3          I-3-A through I-48-A             2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A and I-2-A                  Uncertificated REMIC I Pass-Through Rate
        4          I-4-A through I-48-A             2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-3-A              Uncertificated REMIC I Pass-Through Rate
        5          I-5-A through I-48-A             2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-4-A              Uncertificated REMIC I Pass-Through Rate
        6          I-6-A through I-48-A             2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-5-A              Uncertificated REMIC I Pass-Through Rate
        7          I-7-A through I-48-A             2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-6-A              Uncertificated REMIC I Pass-Through Rate
        8          I-8-A through I-48-A             2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-7-A              Uncertificated REMIC I Pass-Through Rate
        9          I-9-A through I-48-A             2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-8-A              Uncertificated REMIC I Pass-Through Rate
       10          I-10-A through I-48-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-9-A              Uncertificated REMIC I Pass-Through Rate
       11          I-11-A through I-48-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-10-A             Uncertificated REMIC I Pass-Through Rate
       12          I-12-A through I-48-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-11-A             Uncertificated REMIC I Pass-Through Rate
       13          I-13-A through I-48-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-12-A             Uncertificated REMIC I Pass-Through Rate
       14          I-14-A through I-48-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-13-A             Uncertificated REMIC I Pass-Through Rate
       15          I-15-A through I-48-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-14-A             Uncertificated REMIC I Pass-Through Rate
       16          I-16-A through I-48-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-15-A             Uncertificated REMIC I Pass-Through Rate
       17          I-17-A through I-48-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-16-A             Uncertificated REMIC I Pass-Through Rate
       18          I-18-A through I-48-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-17-A             Uncertificated REMIC I Pass-Through Rate
       19          I-19-A through I-48-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-18-A             Uncertificated REMIC I Pass-Through Rate
       20          I-20-A through I-48-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-19-A             Uncertificated REMIC I Pass-Through Rate
       21          I-21-A through I-48-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-20-A             Uncertificated REMIC I Pass-Through Rate
       22          I-22-A through I-48-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-21-A             Uncertificated REMIC I Pass-Through Rate
       23          I-23-A through I-48-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-22-A             Uncertificated REMIC I Pass-Through Rate
       24          I-24-A through I-48-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-23-A             Uncertificated REMIC I Pass-Through Rate
       25          I-25-A through I-48-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-24-A             Uncertificated REMIC I Pass-Through Rate
       26          I-26-A through I-48-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-25-A             Uncertificated REMIC I Pass-Through Rate
       27          I-27-A through I-48-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-26-A             Uncertificated REMIC I Pass-Through Rate
       28          I-28-A through I-48-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-27-A             Uncertificated REMIC I Pass-Through Rate
       29          I-29-A through I-48-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-28-A             Uncertificated REMIC I Pass-Through Rate
       30          I-30-A through I-48-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-29-A             Uncertificated REMIC I Pass-Through Rate
       31          I-31-A through I-48-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-30-A             Uncertificated REMIC I Pass-Through Rate
       32          I-32-A through I-48-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-31-A             Uncertificated REMIC I Pass-Through Rate
       33          I-33-A through I-48-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-32-A             Uncertificated REMIC I Pass-Through Rate
       34          I-34-A through I-48-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-33-A             Uncertificated REMIC I Pass-Through Rate
       35          I-35-A through I-48-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-34-A             Uncertificated REMIC I Pass-Through Rate
       36          I-36-A through I-48-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-35-A             Uncertificated REMIC I Pass-Through Rate
       37          I-37-A through I-48-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-36-A             Uncertificated REMIC I Pass-Through Rate
       38          I-38-A through I-48-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-37-A             Uncertificated REMIC I Pass-Through Rate
       39          I-39-A through I-48-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-38-A             Uncertificated REMIC I Pass-Through Rate
       40          I-40-A through I-48-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-39-A             Uncertificated REMIC I Pass-Through Rate
       41          I-41-A through I-48-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-40-A             Uncertificated REMIC I Pass-Through Rate
       42          I-42-A through I-48-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-41-A             Uncertificated REMIC I Pass-Through Rate
       43          I-43-A through I-48-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-42-A             Uncertificated REMIC I Pass-Through Rate
       44          I-44-A through I-48-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-43-A             Uncertificated REMIC I Pass-Through Rate
       45          I-45-A through I-48-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-44-A             Uncertificated REMIC I Pass-Through Rate
       46          I-46-A through I-48-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-45-A             Uncertificated REMIC I Pass-Through Rate
       47          I-47-A through I-48-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-46-A             Uncertificated REMIC I Pass-Through Rate
       48          I-48-A                           2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-47-A             Uncertificated REMIC I Pass-Through Rate
   Thereafter      I-1-A through I-48-A             Uncertificated REMIC I Pass-Through Rate

         REMIC II  Principal  Reduction  Amounts:  For any  Distribution  Date,  the amounts by which the principal balances  of the  REMIC II  Regular  Interests  LT1,  LT2,  LT3  and  LT4,  respectively  will be  reduced  on such
Distribution Date by the allocation of Realized Losses and the distribution of principal, determined as follows:

         For purposes of the succeeding formulas the following symbols shall have the meanings set forth below:

         Y1 =     the  principal  balance of the REMIC II  Regular  Interest LT1 after  distributions  on the prior
                  Distribution Date.

         Y2 =     the  principal  balance of the REMIC II  Regular  Interest LT2 after  distributions  on the prior
                  Distribution Date.

         Y3 =     the  principal  balance of the REMIC II  Regular  Interest LT3 after  distributions  on the prior
                  Distribution Date.

         Y4 =     the  principal  balance of the REMIC II  Regular  Interest LT4 after  distributions  on the prior
                  Distribution Date (note:  Y3 = Y4).

         (DELTA)Y1 =       the REMIC II Regular Interest LT1 Principal Reduction Amount.

         (DELTA)Y2 =       the REMIC II Regular Interest LT2 Principal Reduction Amount.

         (DELTA)Y3 =       the REMIC II Regular Interest LT3 Principal Reduction Amount.

         (DELTA)Y4 =       the REMIC II Regular Interest LT4 Principal Reduction Amount.

         P0 =     the  aggregate  principal  balance of REMIC II  Regular  Interests  LT1,  LT2,  LT3 and LT4 after distributions and the allocation of Realized Losses on the prior Distribution Date.

         P1 =     the aggregate  principal  balance of the REMIC II  Regular  Interests LT1, LT2, LT3 and LT4 after distributions and the allocation of Realized Losses to be made on such Distribution Date.

         (DELTA)P =        P0 - P1 = the  aggregate  of the  REMIC II  Regular  Interests  LT1,  LT2,  LT3  and LT4
                  Principal Reduction Amounts.

              =   the  aggregate  of the  principal  portions  of  Realized  Losses  to be  allocated  to,  and the principal  distributions  to be made on, the  Certificates on such  Distribution  Date (including
                  distributions   of  accrued  and  unpaid  interest  on  the  Class SB   Certificates   for  prior
                  Distribution Dates).

         R0 =     the REMIC II Net WAC Rate (stated as a monthly rate) after giving  effect to amounts  distributed and Realized Losses allocated on the prior Distribution Date.

         R1 =     the  REMIC II  Net WAC Rate  (stated  as a monthly  rate)  after  giving  effect to amounts to be distributed and Realized Losses to be allocated on such Distribution Date.

         (alpha) =         (Y2 + Y3)/P0.  The  initial  value of (alpha) on the  Closing  Date for use on the first
                  Distribution Date shall be 0.0001.

         (gamma)0 =        the  lesser of (A) the sum for all  Classes  of  Certificates  other  than the  Class SB
                  Certificates  and  Class IO  Certificates  of the  product  for  each  Class of  (i) the  monthly
                  interest   rate  (as  limited  by  the  REMIC II   Net  WAC  Rate,   if   applicable)   for  such
                  Class applicable  for  distributions to be made on such  Distribution Date and (ii) the aggregate
                  Certificate  Principal Balance for such Class after  distributions and the allocation of Realized
                  Losses on the prior Distribution Date and (B) R0*P0.

         (gamma)1 =        the  lesser of (A) the sum for all  Classes  of  Certificates  other  than the  Class SB
                  Certificates  and  Class IO  Certificates  of the  product  for  each  Class of  (i) the  monthly
                  interest   rate  (as  limited  by  the  REMIC II   Net  WAC  Rate,   if   applicable)   for  such
                  Class applicable  for distributions to be made on the next succeeding  Distribution Date and (ii)
                  the  aggregate  Certificate  Principal  Balance  for  such  Class after   distributions  and  the
                  allocation of Realized Losses to be made on such Distribution Date and (B) R1*P1.

Then, based on the foregoing definitions:
         (DELTA)Y1 = (DELTA)P - (DELTA)Y2 - Y3 - Y4;
         (DELTA)Y2 = (a/2){(a0R1 - a1R0)/R0R1};
         (DELTA)Y3 = (a(DELTA)P - (DELTA)Y2; and
         (DELTA)Y4 = (DELTA)Y3.
if both (DELTA)Y2 and (DELTA)Y3, as so determined, are non-negative numbers.  Otherwise:
         (1)      If (DELTA)Y2, as so determined, is negative, then
         (DELTA)Y2 = 0
         (DELTA)Y3 = a{a1R0P0 - a0R1P1}/{a1R0};
         (DELTA)Y4 = (DELTA)Y3; and
         (DELTA)Y1 = (DELTA)P - (DELTA)Y2 - (DELTA)Y3 - (DELTA)Y4.
         (2)      If (DELTA)Y3, as so determined, is negative, then
         (DELTA)Y3 = 0;
         (DELTA)Y2 = a{a1R0P0 - a0R1P1}/{2R1R0P1 - a1R0};
         (DELTA)Y4 = (DELTA)Y3; and
         (DELTA)Y1 = (DELTA)P - (DELTA)Y2 - (DELTA)Y3 - (DELTA)Y4.
         REMIC II  Realized  Losses:  Realized  Losses on the  Mortgage  Loans shall be  allocated  to the REMIC II
Regular  Interests as follows.  The interest  portion of Realized  Losses on the Mortgage  Loans,  if any, shall be allocated among REMIC II  Regular  Interests LT1, LT2 and LT4, pro rata according to the amount of interest accrued but unpaid  thereon,  in reduction  thereof.  Any interest  portion of such Realized Losses in excess of the amount allocated  pursuant  to the  preceding  sentence  shall be treated as a principal  portion of  Realized  Losses not attributable  to any specific  Mortgage  Loan and allocated  pursuant to the  succeeding  sentences.  The principal portion of Realized Losses with respect to Mortgage Loans shall be allocated to the REMIC II  Regular  Interests as follows:  first, to REMIC II Regular  Interests LT2, LT3 and LT4, pro-rata  according to their respective  REMIC II
Principal  Reduction  Amounts to the extent thereof in reduction of the  Uncertificated  Principal  Balance of such
REMIC II Regular  Interests and, second,  the remainder,  if any, of such principal portion of such Realized Losses shall be allocated to REMIC II Regular Interest LT1 in reduction of the Uncertificated Principal Balance thereof.

         REMIC II  Regular  Interests:  REMIC II Regular  Interest LT1,  REMIC II  Regular  Interest LT2,  REMIC II
Regular Interest LT3, REMIC II Regular Interest LT4 and REMIC II Regular Interest LT-IO.

         REMIC II  Regular  Interest  LT1: A regular  interest in REMIC II  that is held as an asset of  REMIC III, that has an initial principal balance equal to the related  Uncertificated  Principal Balance,  that bears interest at the related Uncertificated REMIC II Pass-Through Rate, and that has such other terms as are described herein.

         REMIC II Regular Interest LT1 Principal  Distribution  Amount:  For any Distribution  Date, the excess, if any, of the REMIC II Regular Interest LT1 Principal  Reduction Amount for such  Distribution Date over the Realized
Losses allocated to the REMIC II Regular Interest LT1 on such Distribution Date.

         REMIC II  Regular  Interest  LT2: A regular  interest in REMIC II  that is held as an asset of  REMIC III, that has an initial principal balance equal to the related  Uncertificated  Principal Balance,  that bears interest at the related Uncertificated REMIC II Pass-Through Rate, and that has such other terms as are described herein.

         REMIC II Regular Interest LT2 Principal  Distribution  Amount:  For any Distribution  Date, the excess, if any, of the REMIC II Regular Interest LT2 Principal  Reduction Amount for such  Distribution Date over the Realized
Losses allocated to the REMIC II Regular Interest LT2 on such Distribution Date.

         REMIC II  Regular  Interest  LT3: A regular  interest in REMIC II  that is held as an asset of  REMIC III, that has an initial principal balance equal to the related  Uncertificated  Principal Balance,  that bears interest at the related Uncertificated REMIC II Pass-Through Rate, and that has such other terms as are described herein.

         REMIC II Regular Interest LT3 Principal  Distribution  Amount:  For any Distribution  Date, the excess, if any, of the REMIC II Regular Interest LT3 Principal  Reduction Amount for such  Distribution Date over the Realized
Losses allocated to the REMIC II Regular Interest LT3 on such Distribution Date.

         REMIC II  Regular  Interest  LT4: A regular  interest in REMIC II  that is held as an asset of  REMIC III, that has an initial principal balance equal to the related  Uncertificated  Principal Balance,  that bears interest at the related Uncertificated REMIC II Pass-Through Rate, and that has such other terms as are described herein.

         REMIC II Regular Interest LT4 Principal  Distribution  Amount:  For any Distribution  Date, the excess, if any, of the REMIC II Regular Interest LT4 Principal  Reduction Amount for such  Distribution Date over the Realized
Losses allocated to the REMIC II Regular Interest LT4 on such Distribution Date.

         REMIC II  Regular  Interest  LT-IO: A regular  interest in REMIC II that is held as an asset of REMIC III, that has no initial principal  balance,  that bears interest at the related  Uncertificated  REMIC II  Pass-Through
Rate on its Uncertificated Notional Amount, and that has such other terms as are described herein.

         REMIC III:  The  segregated  pool of assets  subject  hereto,  constituting a portion of the primary trust created  hereby and to be  administered  hereunder,  with respect to which a separate REMIC election is to be made, consisting of the REMIC II Regular Interests.

         REMIC III  Available  Distribution  Amount:  For  any  Distribution  Date,  the  amount  distributed  from
REMIC II to REMIC III on such Distribution Date in respect of the REMIC II Regular Interests.

         REMIC III  Distribution  Amount: For any Distribution Date, the REMIC III  Available  Distribution  Amount
shall be deemed  distributed  to Class A,  Class M and Class SB  Certificates  in  respect  of the  portion of such
Certificates  representing  ownership of REMIC III Regular Interests and Component III of the Class R  Certificates
in the following amounts and priority:

         (i)      to the Class SB  Certificateholders  in respect of the REMIC III  Regular Interest IO, the amount distributable  with respect to such REMIC III  Regular  Interest as described in the Preliminary  Statement,  being paid from and in reduction of the REMIC III Available Distribution Amount for such Distribution Date;

         (ii)     to the Class A  Certificateholders,  the  Accrued  Certificate  Interest  payable  on the Class A
Certificates with respect to such  Distribution  Date, plus any related amounts accrued pursuant to this clause (i)
but  remaining  unpaid  from any prior  Distribution  Date,  being  paid  from and in  reduction  of the  REMIC III
Available Distribution Amount for such Distribution Date;

         (iii)    to the  Class M  Certificateholders,  from the  amount,  if any,  of the  Available  Distribution
Amount  remaining  after  the  foregoing  distributions,  Accrued  Certificate  Interest  payable  on the  Class  M
Certificates  with respect to such  Distribution  Date, plus any related  amounts  accrued  pursuant to this clause
(ii) but remaining unpaid from any prior  Distribution  Date,  sequentially,  to the Class M-1  Certificateholders,
Class  M-2   Certificateholders,   Class  M-3   Certificateholders,   Class  M-4   Certificateholders,   Class  M-5
Certificateholders,  Class M-6 Certificateholders,  Class M-7 Certificateholders,  Class M-8 Certificateholders and
Class  M-9  Certificateholders,  in that  order,  being  paid  from and in  reduction  of the  REMIC III  Available
Distribution Amount for such Distribution Date;

         (iv)     to the Class B  Certificateholders,  the  Accrued  Certificate  Interest  payable  on the Class B
Certificates with respect to such  Distribution  Date, plus any related amounts accrued pursuant to this clause (i)
but  remaining  unpaid  from any prior  Distribution  Date,  being  paid  from and in  reduction  of the  REMIC III
Available Distribution Amount for such Distribution Date;

         (v)      the Principal  Distribution  Amount shall be distributed as follows,  to be applied to reduce the principal  balance of the REMIC III  Regular  Interest  related to the applicable  Certificates in each case to the extent of the remaining Principal Distribution Amount:

                  (A)      first, the Class A Principal  Distribution  Amount shall be distributed  sequentially to the Class A-1  Certificateholders,  Class A-2  Certificateholders,  Class A-3 Certificateholders and Class A-4
     Certificateholders,  in that order,  in each case until the Certificate  Principal  Balance thereof is reduced to zero;

                  (B)      second,  to the  Class M-1  Certificateholders,  the  Class M-1  Principal  Distribution
     Amount, until the Certificate Principal Balance of the Class M-1 Certificates has been reduced to zero;

                  (C)      third,  to  the  Class M-2  Certificateholders,  the  Class M-2  Principal  Distribution
     Amount, until the Certificate Principal Balance of the Class M-2 Certificates has been reduced to zero;

                  (D)      fourth,  to the  Class M-3  Certificateholders,  the  Class M-3  Principal  Distribution
     Amount, until the Certificate Principal Balance of the Class M-3 Certificates has been reduced to zero;

                  (E)      fifth,  to  the  Class M-4  Certificateholders,  the  Class M-4  Principal  Distribution
     Amount, until the Certificate Principal Balance of the Class M-4 Certificates has been reduced to zero;

                  (F)      sixth,  to  the  Class M-5  Certificateholders,  the  Class M-5  Principal  Distribution
     Amount, until the Certificate Principal Balance of the Class M-5 Certificates has been reduced to zero;

                  (G)      seventh,  to the  Class M-6  Certificateholders,  the Class M-6  Principal  Distribution
     Amount, until the Certificate Principal Balance of the Class M-6 Certificates has been reduced to zero;

                  (H)      eighth,  to the  Class M-7  Certificateholders,  the  Class M-7  Principal  Distribution
     Amount, until the Certificate Principal Balance of the Class M-7 Certificates has been reduced to zero;

                  (I)      ninth,  to  the  Class M-8  Certificateholders,  the  Class M-8  Principal  Distribution
     Amount, until the Certificate Principal Balance of the Class M-8 Certificates has been reduced to zero;

                  (J)      tenth,  to  the  Class M-9  Certificateholders,  the  Class M-9  Principal  Distribution
     Amount, until the Certificate Principal Balance of the Class M-9 Certificates has been reduced to zero; and

                  (K)      eleventh,  to  the  Class B  Certificateholders,  the  Class  B  Principal  Distribution
     Amount, until the Certificate Principal Balance of the Class B Certificates has been reduced to zero; and

         (vi)     to the Class A  Certificateholders,  Class M Certificateholders  and Class B  Certificateholders,
the amount of any  Prepayment  Interest  Shortfalls  allocated  thereto for such  Distribution  Date, on a pro rata basis  based on  Prepayment  Interest  Shortfalls  allocated  thereto to the extent not offset by  Eligible  Master
Servicing Compensation on such Distribution Date;

         (vii)    to the Class A  Certificateholders,  Class M Certificateholders  and Class B  Certificateholders,
the  amount of any  Prepayment  Interest  Shortfalls  previously  allocated  thereto  remaining  unpaid  from prior
Distribution  Dates  together with interest  thereon at the related Pass Through Rate, on a pro rata basis based on unpaid Prepayment Interest Shortfalls previously allocated thereto;

         (viii)   to the  Class  SB  Certificates,  (A)  from  the  amount,  if  any,  of the  REMIC III  Available
Distribution  Amount  remaining  after the foregoing  distributions,  the sum of (I) Accrued  Certificate  Interest
thereon,  (II) the amount of any  Overcollateralization  Reduction Amount for such  Distribution Date and (III) for any  Distribution  Date after the  Certificate  Principal  Balance of each Class of Class A  Certificates,  Class M
Certificates  and Class B  Certificates  has been reduced to zero,  the  Overcollateralization  Amount and (B) from prepayment  charges on deposit in the Certificate  Account,  any prepayment  charges received on the Mortgage Loans during the related Prepayment Period; and

         (ix)     to the  Holders of  [Component  III] of the Class R  Certificates,  the  balance,  if any, of the
REMIC III Available  Distribution Amount.

         REMIC III  Regular  Interest  SB-PO:  A  separate  non-certificated   beneficial  ownership  interests  in
REMIC III  issued  hereunder and designated as a Regular  Interest in REMIC III.  REMIC III  Regular Interest SB-PO
shall have no entitlement to interest,  and shall be entitled to  distributions  of principal  subject to the terms and conditions  hereof,  in aggregate  amount equal to the initial  Certificate  Principal  Balance of the Class SB
Certificates as set forth in the Preliminary Statement hereto.

         REMIC III  Regular  Interest  SB-IO:  A  separate  non-certificated   beneficial  ownership  interests  in
REMIC III  issued  hereunder and designated as a Regular  Interest in REMIC III.  REMIC III  Regular Interest SB-IO
shall have no entitlement to principal,  and shall be entitled to  distributions  of interest  subject to the terms and  conditions  hereof,  in  aggregate  amount equal to the  interest  distributable  with respect to the Class SB
Certificates pursuant to the terms and conditions hereof.

         REMIC III Regular Interest IO: A separate  non-certificated  beneficial  ownership  interests in REMIC III issued  hereunder and designated as a Regular  Interest in REMIC III.  REMIC III  Regular Interest IO shall have no entitlement to principal,  and shall be entitled to  distributions  of interest subject to the terms and conditions hereof, in aggregate amount equal to the interest distributable with respect to REMIC II Regular Interest LT-IO.

         REMIC III Regular  Interests:  REMIC III Regular Interests SB-IO,  SB-PO and IO, together with the Class A
Certificates,  Class M  Certificates and Class B  Certificates  exclusive of their respective rights to receive the payment of Basis Risk Shortfalls and other amounts pursuant to the SB-AM Swap Agreement.

         REMIC  Provisions:  Provisions of the federal income tax law relating to real estate  mortgage  investment conduits,  which  appear at Sections  860A through  860G of  Subchapter  M of  Chapter 1  of the Code,  and related provisions,  and temporary and final  regulations (or, to the extent not inconsistent  with such temporary or final regulations,  proposed regulations) and published rulings,  notices and announcements  promulgated  thereunder,  as the foregoing may be in effect from time to time.

         REO  Acquisition:  The  acquisition by the Master Servicer on behalf of the Trustee for the benefit of the
Certificateholders of any REO Property pursuant to Section 3.14.

         REO  Disposition:  With respect to any REO Property,  a  determination  by the Master Servicer that it has received  substantially  all  Insurance  Proceeds,  Liquidation  Proceeds,  REO  Proceeds  and other  payments  and recoveries  (including  proceeds of a final sale) which the Master Servicer expects to be finally  recoverable from the sale or other disposition of the REO Property.

         REO  Imputed  Interest:  With  respect  to any REO  Property,  for any  period,  an amount  equivalent  to interest (at a rate equal to the Net Mortgage  Rate that would have been  applicable  to the related  Mortgage Loan had it been  outstanding)  on the unpaid  principal  balance  of the  Mortgage  Loan as of the date of  acquisition thereof for such period.

         REO  Proceeds:  Proceeds,  net of expenses,  received in respect of any REO Property  (including,  without limitation,  proceeds  from the rental of the  related  Mortgaged  Property)  which  proceeds  are  required  to be deposited into the Custodial Account only upon the related REO Disposition.

         REO Property:  A Mortgaged  Property  acquired by the Master  Servicer on behalf of the Trust Fund for the benefit  of the  Certificateholders  through  foreclosure  or  deed in lieu of  foreclosure  in  connection  with a defaulted Mortgage Loan.

         Reportable  Modified  Mortgage  Loan:  Any  Mortgage  Loan that (a) has been  subject to an interest  rate reduction,  (b) has  been  subject  to a term  extension  or (c) has  had  amounts  owing  on  such  Mortgage  Loan capitalized by adding such amount to the Stated Principal Balance of such Mortgage Loan;  provided,  however,  that a Mortgage  Loan modified in accordance  with (a) above for a temporary  period shall not be a Reportable  Modified
Mortgage Loan if such  Mortgage  Loan has not been  delinquent in payments of principal and interest for six months since the date of such modification if that interest rate reduction is not made permanent thereafter.
         Repurchase Event:  As defined in the Assignment Agreement.

         Request for Release:  A request for  release,  the form of which is attached as  Exhibit G  hereto,  or an electronic request in a form acceptable to the Custodian.

         Required  Insurance  Policy:  With respect to any Mortgage Loan, any insurance policy which is required to be maintained from time to time under this Agreement,  the Program Guide or the related  Subservicing  Agreement in respect of such Mortgage Loan.

         Required  Overcollateralization  Amount: With respect to any Distribution Date,  (a) prior to the Stepdown
Date, an amount equal to 2.80% of the aggregate  Stated  Principal  Balance of the Mortgage Loans as of the Cut-off
Date,  (b) on or after the Stepdown  Date if a Trigger  Event is not in effect,  the greater of (i) an amount equal to 5.60% of the  aggregate  outstanding  Stated  Principal  Balance of the Mortgage  Loans after  giving  effect to distributions  made on that  Distribution  Date and  (ii) the  Overcollateralization  Floor and (c) on or after the
Stepdown Date if a Trigger Event is in effect,  an amount equal to the Required  Overcollateralization  Amount from the immediately preceding  Distribution Date. The Required  Overcollateralization  Amount may be reduced so long as written  confirmation  is  obtained  from each  Rating  Agency  that such  reduction  shall not reduce the  ratings assigned to any Class of  Certificates  by such Rating  Agency  below the lower of the  then-current  rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency.

         Residential Funding:  Residential Funding Corporation,  a Delaware corporation,  in its capacity as seller of the Mortgage Loans to the Depositor and any successor thereto.

         Responsible  Officer:  When  used  with  respect  to the  Trustee,  any  officer  of the  Corporate  Trust
Department of the Trustee,  including any Senior Vice President,  any Vice President, any Assistant Vice President,
any Assistant  Secretary,  any Trust Officer or Assistant  Trust Officer,  or any other officer of the Trustee,  in each case with direct responsibility for the administration of this Agreement.

         RFC Exemption:  As defined in Section 5.02(e)(ii).

         Rule 144A:  Rule 144A under the Securities Act.

         Rule 144A Global  Class B  Certificate:  As defined in  Section 5.01(b).  A form of Rule 144A Global Class
B Certificate will be issued substantially in the form attached as Exhibit B-2 hereto.

         SB-AM  Swap  Agreement:  The swap  between  the  Class SB  Certificateholder  and the  Class A and Class M
Certificateholders  evidenced  by the  confirmation  attached  hereto  as  Exhibit  Q and  incorporated  herein  by reference.

         Securities Act:  The Securities Act of 1933, as amended.

         Securitization  Transaction:  Any  transaction  involving  a sale or  other  transfer  of  mortgage  loans directly or  indirectly  to an issuing in  connection  with an issuance of publicly  offered or  privately  placed, rated or unrated mortgage-backed securities.

         Seller:  With  respect  to any  Mortgage  Loan,  a Person,  including  any  Subservicer,  that  executed a
Seller's Agreement applicable to such Mortgage Loan.

         Seller's  Agreement:  An agreement for the  origination  and sale of Mortgage Loans  generally in the form of the seller  contract  referred to or contained in the Program Guide,  or in such other form as has been approved by the Master Servicer and the Depositor.

         Senior Enhancement  Percentage:  For any Distribution Date, the fraction,  expressed as a percentage,  the numerator of which is the sum of (i) the aggregate  Certificate  Principal Balance of the Class M  Certificates and
Class B  Certificates  and (ii) the  Overcollateralization  Amount,  in each case prior to the  distribution of the
Principal  Distribution  Amount on such  Distribution  Date and the  denominator  of which is the aggregate  Stated
Principal Balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date.

         Servicing Accounts:  The account or accounts created and maintained pursuant to Section 3.08.

         Servicing  Advances:  All customary,  reasonable and necessary "out of pocket" costs and expenses incurred in connection with a default,  delinquency or other  unanticipated event by the Master Servicer or a Subservicer in the  performance of its servicing  obligations,  including,  but not limited to, the cost of (i) the  preservation, restoration  and  protection  of a  Mortgaged  Property  or,  with  respect  to a  cooperative  loan,  the  related cooperative  apartment,  (ii) any  enforcement  or judicial  proceedings,  including  foreclosures,  including  any expenses  incurred in relation to any such  proceedings  that result from the Mortgage Loan being registered on the
MERS(R)System,  (iii)  the  management  and  liquidation  of any  REO  Property,  (iv)  any  mitigation  procedures implemented in accordance with  Section 3.07,  and  (v) compliance  with the obligations under Sections 3.01, 3.08,
3.11,  3.12(a)  and 3.14,  including,  if the Master  Servicer or any  Affiliate  of the Master  Servicer  provides services such as appraisals and brokerage  services that are  customarily  provided by Persons other than servicers of mortgage loans, reasonable compensation for such services.

         Servicing Criteria:  The "servicing  criteria" set forth in Item 1122(d) of Regulation AB,  as such may be amended from time to time.

         Servicing Fee: With respect to any Mortgage Loan and  Distribution  Date,  the fee payable  monthly to the
Master Servicer in respect of master servicing  compensation  that accrues at an annual rate equal to the Servicing
Fee Rate  multiplied  by the Stated  Principal  Balance of such  Mortgage  Loan as of the  related  Due Date in the related Due Period, as may be adjusted pursuant to Section 3.16(e).

         Servicing  Fee Rate:  With respect to any Mortgage  Loan,  the per annum rate  designated  on the Mortgage
Loan  Schedule as the "MSTR SERV FEE," as may be adjusted  with respect to successor  Master  Servicers as provided in Section 7.02, which rate shall never be greater than the Mortgage Rate of such Mortgage Loan.

         Servicing  Modification:  Any reduction of the interest rate on or the outstanding  principal balance of a
Mortgage  Loan,  any  extension  of the final  maturity  date of a Mortgage  Loan,  and any  increase to the Stated
Principal  Balance of a Mortgage Loan by adding to the Stated  Principal  Balance unpaid principal and interest and other amounts owing under the Mortgage  Loan,  in each case pursuant to a  modification  of a Mortgage Loan that is in default, or for which, in the judgment of the Master Servicer,  default is reasonably  foreseeable in accordance with Section 3.07(a).

         Servicing   Officer:   Any  officer  of  the  Master  Servicer   involved  in,  or  responsible  for,  the
administration  and  servicing  of the  Mortgage  Loans  whose  name and  specimen  signature  appear  on a list of servicing  officers  furnished  to the Trustee by the Master  Servicer on the Closing  Date,  as such list may from time to time be amended.

         Sixty-Plus  Delinquency  Percentage:  With respect to any  Distribution  Date and the Mortgage Loans,  the
arithmetic  average,  for each of the three Distribution Dates ending with such Distribution Date, of the fraction, expressed as a percentage,  equal to (x) the aggregate Stated  Principal  Balance of the Mortgage Loans that are 60 or more days  delinquent in payment of principal and interest for that Distribution Date,  including Mortgage Loans in foreclosure and REO, over (y) the aggregate  Stated Principal  Balance of all of the Mortgage Loans  immediately preceding that Distribution Date.

         Standard & Poor's:  Standard & Poor's Ratings Services, a division of The McGraw-Hill  Companies,  Inc. or its successors in interest.

         Startup Date:  The day designated as such pursuant to Article X hereof.

         Stated  Principal  Balance:  With respect to any Mortgage Loan or related REO Property,  as of any date of determination,  (i) the sum of (a) the  Cut-off Date  Principal  Balance of the Mortgage Loan and (b) any amount by which the Stated Principal  Balance of the Mortgage Loan has been increased  pursuant to a Servicing  Modification, minus (ii) the sum of (a) the  principal  portion of the Monthly Payments due with respect to such Mortgage Loan or
REO  Property  during each Due Period  ending with the Due Period  relating  to the most recent  Distribution  Date which were received or with respect to which an Advance was made,  (b) all  Principal  Prepayments  with respect to such Mortgage  Loan or REO Property,  and all Insurance  Proceeds,  Liquidation  Proceeds and REO Proceeds,  to the
extent applied by the Master  Servicer as recoveries of principal in accordance with  Section 3.14  with respect to such Mortgage Loan or REO Property,  in each case which were  distributed  pursuant to Section 4.02 on any previous
Distribution  Date,  and  (c) any  Realized  Loss  incurred  with  respect  to  such  Mortgage  Loan  allocated  to
Certificateholders with respect thereto for any previous Distribution Date.

         Stepdown  Date:  That  Distribution  Date  which is the  earlier  to occur  of (a) the  Distribution  Date immediately  succeeding the Distribution Date on which the aggregate  Certificate  Principal Balance of the Class A
Certificates  has been reduced to zero and (b) the later to occur of (i) the  Distribution  Date in August 2009 and
(ii) the first Distribution Date on which the Senior Enhancement Percentage is equal to or greater than 44.30%.

         Subordination:  The provisions described in Section 4.05 relating to the allocation of Realized Losses.

         Subordination  Percentage:  With respect to the Class A  Certificates,  any Class of Class M  Certificates
and the Class B Certificates, the respective percentage set forth below.

                                                                   SUBORDINATION
                                           CLASS                    PERCENTAGE
                                             A                        55.70%
                                            M-1                       63.30%
                                            M-2                       70.10%
                                            M-3                       74.10%
                                            M-4                       77.60%
                                            M-5                       81.20%
                                            M-6                       84.40%
                                            M-7                       87.50%
                                            M-8                       90.30%
                                            M-9                       92.40%
                                             B                        94.40%

         Subsequent  Recoveries:  As of any Distribution  Date, amounts received by the Master Servicer (net of any related  expenses  permitted  to be  reimbursed  pursuant to  Section 3.10)  or surplus  amounts held by the Master
Servicer to cover estimated expenses  (including,  but not limited to, recoveries in respect of the representations and  warranties  made by the related  Seller  pursuant to the  applicable  Seller's  Agreement  and assigned to the
Trustee  pursuant  to  Section 2.04)  specifically  related  to a  Mortgage  Loan  that was the  subject  of a Cash
Liquidation or an REO Disposition prior to the related Prepayment Period and that resulted in a Realized Loss.

         Subserviced  Mortgage  Loan:  Any Mortgage  Loan that, at the time of reference  thereto,  is subject to a
Subservicing Agreement.

         Subservicer:  Any Person with whom the Master  Servicer has entered into a Subservicing  Agreement and who generally  satisfied  the  requirements  set  forth in the  Program  Guide in  respect  of the  qualification  of a
Subservicer as of the date of its approval as a Subservicer by the Master Servicer.

         Subservicer  Advance:  Any  delinquent  installment  of principal and interest on a Mortgage Loan which is advanced by the related Subservicer (net of its Subservicing Fee) pursuant to the Subservicing Agreement.

         Subservicing Account:  An account established by a Subservicer in accordance with Section 3.08.

         Subservicing  Agreement:  The written  contract  between the Master Servicer and any Subservicer  relating to servicing and  administration  of certain Mortgage Loans as provided in  Section 3.02,  generally in the form of the servicer  contract  referred to or contained in the Program Guide or in such other form as has been approved by the Master Servicer and the Depositor.

         Subservicing  Fee: With respect to any Mortgage Loan, the fee payable  monthly to the related  Subservicer
(or, in the case of a  Nonsubserviced  Mortgage Loan, to the Master  Servicer) in respect of subservicing and other compensation  that accrues with respect to each  Distribution Date at an annual rate designated as "SUBSERV FEE" on the Mortgage Loan Schedule.

         Swap  Account:   The  separate  trust  account   created  and  maintained  by  the  Trustee   pursuant  to
Section 4.10(a).

         Swap  Agreement:  The interest  rate swap  agreement  between the Swap  Counterparty  and the Trustee,  on behalf of the Trust,  which agreement  provides for Net Swap Payments and Swap Termination  Payments to be paid, as provided  therein,  together with any schedules,  confirmations  or other  agreements  relating  thereto,  attached hereto as Exhibit O.

         Swap Agreement  Notional  Balance:  As to the Swap Agreement and each Floating Rate Payer Payment Date and
Fixed Rate Payer  Payment  Date (each as defined in the Swap  Agreement)  the amount set forth on Schedule I to the
Swap Agreement for such Floating Rate Payer Payment Date.

         Swap  Counterparty:  The swap  counterparty  under the Swap  Agreement  either  (a)  entitled  to  receive payments  from the Trustee from amounts  payable by the Trust Fund under this  Agreement  or  (b) required  to make payments  to the  Trustee  for  payment  to the  Trust  Fund,  in  either  case  pursuant  to the terms of the Swap
Agreement,  and any  successor in interest or assign.  Initially,  the Swap  Counterparty  shall be JPMorgan  Chase
Bank, National Association.

         Swap  Counterparty  Trigger Event:  With respect to any Distribution  Date,  (i) an Event of Default under the Swap Agreement with respect to which the Swap  Counterparty is a Defaulting  Party,  (ii) a  Termination  Event
under the Swap  Agreement  with respect to which the Swap  Counterparty  is the sole  Affected  Party,  or (iii) an additional  termination  event under the Swap  Agreement  with respect to which the Swap  Counterparty  is the sole
Affected Party.

         Swap LIBOR:  LIBOR as determined pursuant to the Swap Agreement.

         Swap  Termination  Payment:  Upon the occurrence of an Early  Termination  Date, the payment to be made by the Trustee on behalf of the Trust to the Swap  Counterparty  from  payments  from the Trust  Fund,  or by the Swap
Counterparty  to the  Trustee  for  payment to the Trust  Fund,  as  applicable,  pursuant to the terms of the Swap
Agreement.

         Tax  Returns:  The federal  income tax return on Internal  Revenue  Service  Form 1066,  U.S.  Real Estate
Mortgage  Investment  Conduit  Income  Tax  Return,  including  Schedule Q thereto,  Quarterly  Notice to  Residual
Interest Holders of REMIC Taxable Income or Net Loss  Allocation,  or any successor forms, to be filed on behalf of any REMIC  hereunder due to its  classification  as a REMIC under the REMIC  Provisions,  together with any and all other  information,  reports or returns  that may be required to be furnished  to the  Certificateholders  or filed with the Internal Revenue Service or any other  governmental  taxing  authority under any applicable  provisions of federal, state or local tax laws.

         Telerate Screen Page 3750:  As defined in Section 1.02.

         Temporary  Regulation S Global Class B  Certificate:  As defined in  Section 5.01(b).  A form of Temporary
Regulation S Global Class B Certificate will be issued substantially in the form attached as Exhibit B-2 hereto.

         Transfer:  Any direct or indirect  transfer,  sale,  pledge,  hypothecation or other form of assignment of any Ownership Interest in a Certificate.

         Transfer Affidavit and Agreement: As defined in Section 5.02(f).

         Transferee:  Any Person who is acquiring by Transfer any Ownership Interest in a Certificate.

         Transferor:  Any Person who is disposing by Transfer of any Ownership Interest in a Certificate.

         Transferring Servicer:  As defined in Section 3.23(c).

         Trigger  Event:  A Trigger  Event is in  effect  with  respect  to any  Distribution  Date on or after the
Stepdown Date if either  (a) the  Sixty-Plus  Delinquency  Percentage,  as determined  on that  Distribution  Date, equals or exceeds 35.10% of the Senior  Enhancement  Percentage for such  Distribution  Date or (b) on or after the
Distribution  Date in August 2008,  the aggregate  amount of Realized  Losses on the Mortgage Loans as a percentage of the Cut-off Date Balance exceeds the applicable amount set forth below:

         August 2008 to July 2009:                   1.55%   with   respect   to  August   2008,   plus  an
                                                     additional 1/12th of 1.90% for each month thereafter.

         August 2009 to July 2010:                   3.45%   with   respect   to  August   2009,   plus  an
                                                     additional 1/12th of 1.95% for each month thereafter.

         August 2010 to July 2011:                   5.40%   with   respect   to  August   2010,   plus  an
                                                     additional 1/12th of 1.60% for each month thereafter.

         August 2011 to July 2012:                   7.00%   with   respect   to  August   2011,   plus  an
                                                     additional 1/12th of 0.90% for each month thereafter.

         August 2012 to July 2013:                   7.90%   with   respect   to  August   2012,   plus  an
                                                     additional 1/12th of 0.05% for each month thereafter.

         August 2013 and thereafter:                 7.95%.

         Trustee:  As defined in the preamble hereto.

         Trust Fund:  Collectively,  (i) the assets of each REMIC  hereunder,  (ii) the Swap Account and  (iii) the rights of the Trustee under the Swap Agreement.

         Uncertificated   Accrued  Interest:   With  respect  to  any  Uncertificated   Regular  Interest  for  any
Distribution  Date, one month's  interest at the related  Uncertificated  Pass-Through  Rate for such  Distribution
Date,  accrued  on  the  Uncertificated  Principal  Balance  or  Uncertificated  Notional  Amount,  as  applicable, immediately  prior to such  Distribution  Date.  Uncertificated  Accrued  Interest for the  Uncertificated  Regular
Interests  shall  accrue on the basis of a 360-day  year  consisting  of twelve  30-day  months.  For  purposes  of calculating the amount of  Uncertificated  Accrued Interest for the REMIC I Regular  Interests for any Distribution
Date, any  Prepayment  Interest  Shortfalls  and Relief Act  Shortfalls (to the extent not covered by  Compensating
Interest)  shall be  allocated  among  REMIC I  Regular  Interests,  pro rata,  based  on,  and to the  extent  of,
Uncertificated  Accrued Interest,  as calculated without application of this sentence.  For purposes of calculating the amount of  Uncertificated  Accrued Interest for the REMIC II Regular  Interests for any Distribution  Date, any
Prepayment  Interest  Shortfalls  and Relief Act Shortfalls  (to the extent not covered by  Compensating  Interest)
shall be allocated among the REMIC II Regular Interests,  pro rata, based on, and to the extent of,  Uncertificated
Accrued  Interest,  as  calculated  without  application  of this  sentence.  Uncertificated  Interest on REMIC III
Regular  Interest SB-PO shall be zero.  Uncertificated  Accrued  Interest on the REMIC III  Regular  Interest SB-IO
for each Distribution Date shall equal Accrued Certificate Interest for the Class SB Certificates.

         Uncertificated  Notional  Amount:  With  respect to the Class SB  Certificates  or the  REMIC III  Regular
Interest  SB-IO,  immediately  prior to any  Distribution  Date,  the  aggregate  of the  Uncertificated  Principal
Balances of the REMIC II Regular Interests.

         With respect to REMIC II  Regular  Interest LT-IO and each  Distribution  Date listed below, the aggregate
Uncertificated Principal Balance of the REMIC I Regular Interests ending with the designation "A" listed below:

               DISTRIBUTION DATE                               REMIC I REGULAR INTERESTS
                       1                                         I-1-A through I-48-A
                       2                                         I-2-A through I-48-A
                       3                                         I-3-A through I-48-A
                       4                                         I-4-A through I-48-A
                       5                                         I-5-A through I-48-A
                       6                                         I-6-A through I-48-A
                       7                                         I-7-A through I-48-A
                       8                                         I-8-A through I-48-A
                       9                                         I-9-A through I-48-A
                       10                                        I-10-A through I-48-A
                       11                                        I-11-A through I-48-A
                       12                                        I-12-A through I-48-A
                       13                                        I-13-A through I-48-A
                       14                                        I-14-A through I-48-A
                       15                                        I-15-A through I-48-A
                       16                                        I-16-A through I-48-A
                       17                                        I-17-A through I-48-A
                       18                                        I-18-A through I-48-A
                       19                                        I-19-A through I-48-A
                       20                                        I-20-A through I-48-A
                       21                                        I-21-A through I-48-A
                       22                                        I-22-A through I-48-A
                       23                                        I-23-A through I-48-A
                       24                                        I-24-A through I-48-A
                       25                                        I-25-A through I-48-A
                       26                                        I-26-A through I-48-A
                       27                                        I-27-A through I-48-A
                       28                                        I-28-A through I-48-A
                       29                                        I-29-A through I-48-A
                       30                                        I-30-A through I-48-A
                       31                                        I-31-A through I-48-A
                       32                                        I-32-A through I-48-A
                       33                                        I-33-A through I-48-A
                       34                                        I-34-A through I-48-A
                       35                                        I-35-A through I-48-A
                       36                                        I-36-A through I-48-A
                       37                                        I-37-A through I-48-A
                       38                                        I-38-A through I-48-A
                       39                                        I-39-A through I-48-A
                       40                                        I-40-A through I-48-A
                       41                                        I-41-A through I-48-A
                       42                                        I-42-A through I-48-A
                       43                                        I-43-A through I-48-A
                       44                                        I-44-A through I-48-A
                       45                                        I-45-A through I-48-A
                       46                                        I-46-A through I-48-A
                       47                                        I-47-A through I-48-A
                       48                                               I-48-A
                   thereafter                                            $0.00

         With respect to REMIC III  Regular  Interest IO,  immediately  prior to any  Distribution  Date, an amount equal to the Uncertificated Notional Amount of REMIC II Regular Interest LT-IO.

         Uncertificated  Pass-Through  Rate: The  Uncertificated  REMIC I  Pass-Through Rate or the  Uncertificated
REMIC II Pass-Through Rate, as applicable.

         Uncertificated   Principal  Balance:   The  principal  amount  of  any  Uncertificated   Regular  Interest
outstanding as of any date of determination.  The  Uncertificated  Principal Balance of each REMIC Regular Interest shall never be less than zero.  With  respect to  REMIC III  Regular  Interest  SB-PO the initial  amount set forth with respect  thereto in the  Preliminary  Statement  as reduced by  distributions  deemed made in respect  thereof pursuant to Section 4.02 and Realized Losses allocated thereto pursuant to Section 4.05.

         Uncertificated Regular Interests: The REMIC I Regular Interests and the REMIC II Regular Interests.

         Uncertificated  REMIC I  Pass-Through  Rate With respect to each REMIC I Regular  Interest ending with the designation  "A," a per  annum  rate  equal  to the  weighted  average  Net  Mortgage  Rate of the  Mortgage  Loans multiplied  by two (2),  subject to a maximum  rate of  10.900%.  With  respect to each  REMIC I  Regular  Interest ending  with the  designation  "B," the  greater  of (x) a per annum  rate equal to the  excess,  if any,  of (i) 2 multiplied by the weighted  average Net Mortgage  Rate of the Mortgage  Loans over  (ii) 10.900%  and (y) 0.00000%.
With respect to REMIC I Regular Interest A-I, the weighted average Net Mortgage Rate of the Mortgage Loans.

         Uncertificated  REMIC II  Pass-Through  Rate:  With  respect  to any  Distribution  Date and  (i) REMIC II
Regular Interests LT1 and LT2, the REMIC II Net WAC Rate,  (ii) REMIC II Regular Interest LT3, zero (0.00%),  (iii)
REMIC II  Regular  Interest LT4, twice the REMIC II Net WAC Rate, and (iv) REMIC II  Regular  Interest  LT-IO,  the
excess of (i) the weighted average of the Uncertificated  REMIC I  Pass-Through Rates for REMIC I Regular Interests
ending with the designation "A," over (ii) 2 multiplied by Swap LIBOR.

         Uniform  Single  Attestation  Program for Mortgage  Bankers:  The Uniform Single  Attestation  Program for
Mortgage  Bankers,  as published by the  Mortgage  Bankers  Association  of America and  effective  with respect to fiscal periods ending on or after December 15, 1995.

         Uninsured  Cause:  Any  cause of  damage  to  property  subject  to a  Mortgage  such  that  the  complete restoration of such property is not fully reimbursable by the hazard insurance policies.

         United States Person:  Either (i) a citizen or resident of the United States,  a corporation,  partnership or other entity  (treated as a corporation  or partnership  for United States federal income tax purposes)  created or organized in, or under the laws of, the United States,  any state thereof,  or the District of Columbia  (except in the case of a partnership,  to the extent provided in Treasury  regulations)  provided that, for purposes solely of the  restrictions  on the  transfer  of  Class R  Certificates,  no  partnership  or other  entity  treated as a partnership  for United States  federal  income tax purposes  shall be treated as a United States Person unless all persons that own an interest in such  partnership  either  directly or through any entity that is not a corporation for United  States  federal  income tax purposes are required by the  applicable  operative  agreement to be United
States  Persons,  or an  estate  that is  described  in  Section 7701(a)(30)(D)  of the  Code,  or a trust  that is described in Section 7701(a)(30)(E) of the Code, or (ii) as defined in Regulation S, as the context may require.

         Voting  Rights:  The portion of the voting  rights of all of the  Certificates  which is  allocated to any
Certificate.  98.00% of all of the Voting  Rights shall be  allocated  among  Holders of the Class A  Certificates,
Class M Certificates and Class B Certificates,  in proportion to the outstanding  Certificate Principal Balances of their  respective  Certificates;  1.00% of all of the  Voting  Rights  shall be  allocated  to the  Holders  of the
Class SB  Certificates;  and 1.00% of all of the Voting  Rights  shall be  allocated  to the Holders of the Class R
Certificates;  in each  case to be  allocated  among  the  Certificates  of such  Class in  accordance  with  their respective Percentage Interests.

Section 1.02.     Determination of LIBOR.

         LIBOR  applicable to the calculation of the Pass-Through  Rate on the LIBOR  Certificates for any Interest
Accrual Period will be determined as of each LIBOR Rate  Adjustment  Date. On each LIBOR Rate  Adjustment  Date, or if such LIBOR Rate  Adjustment  Date is not a Business Day, then on the next  succeeding  Business Day, LIBOR shall be  established  by the Trustee and, as to any Interest  Accrual  Period,  will equal the rate for one month United
States dollar deposits that appears on the Telerate  Screen Page 3750 as of 11:00 a.m.,  London time, on such LIBOR
Rate  Adjustment  Date.  "Telerate  Screen  Page  3750"  means the  display  designated  as page 3750 on the Bridge
Telerate  Service  (or such other page as may  replace  page 3750 on that  service  for the  purpose of  displaying
London  interbank  offered rates of major banks).  If such rate does not appear on such page (or such other page as may replace that page on that service,  or if such service is no longer  offered,  LIBOR shall be so established by use of such other  service for  displaying  LIBOR or  comparable  rates as may be  selected  by the  Trustee  after consultation  with the Master  Servicer),  the rate will be the Reference Bank Rate. The "Reference Bank Rate" will be  determined  on the basis of the rates at which  deposits in U.S.  Dollars are  offered by the  reference  banks
(which shall be any three major banks that are engaged in transactions  in the London  interbank  market,  selected by the Trustee  after  consultation  with the Master  Servicer) as of 11:00 a.m.,  London  time,  on the LIBOR Rate
Adjustment Date to prime banks in the London  interbank  market for a period of one month in amounts  approximately equal to the aggregate  Certificate  Principal  Balance of the LIBOR  Certificates  then  outstanding.  The Trustee shall  request the principal  London  office of each of the reference  banks to provide a quotation of its rate. If at least two such  quotations are provided,  the rate will be the arithmetic  mean of the quotations  rounded up to the next multiple of 1/16%.  If on such date fewer than two  quotations  are provided as  requested,  the rate will be the  arithmetic  mean of the rates  quoted by one or more major banks in New York City,  selected by the Trustee after  consultation with the Master Servicer,  as of 11:00 a.m., New York City time, on such date for loans in U.S.
Dollars  to  leading  European  banks for a period of one month in  amounts  approximately  equal to the  aggregate
Certificate  Principal Balance of the LIBOR  Certificates then outstanding.  If no such quotations can be obtained, the rate will be LIBOR for the prior  Distribution  Date;  provided  however,  if, under the  priorities  described above,  LIBOR for a  Distribution  Date would be based on LIBOR for the  previous  Distribution  Date for the third consecutive  Distribution  Date,  the  Trustee,  after  consultation  with the  Master  Servicer,  shall  select an alternative  comparable index (over which the Trustee has no control),  used for determining  one-month  Eurodollar lending  rates that is  calculated  and  published (or otherwise  made  available)  by an  independent  party.  The establishment  of LIBOR by the Trustee on any LIBOR Rate Adjustment Date and the Trustee's  subsequent  calculation of the Pass-Through  Rates applicable to the LIBOR  Certificates for the relevant  Interest Accrual Period,  in the absence of manifest  error,  will be final and binding.  Promptly  following  each LIBOR Rate  Adjustment  Date the
Trustee  shall  supply  the  Master  Servicer  with  the  results  of its  determination  of  LIBOR  on such  date.
Furthermore,  the Trustee  shall supply to any  Certificateholder  so  requesting  by calling  1-800-934-6802,  the
Pass-Through Rate on the LIBOR Certificates for the current and the immediately preceding Interest Accrual Period.

ARTICLE II

                                           CONVEYANCE OF MORTGAGE LOANS;
                                         ORIGINAL ISSUANCE OF CERTIFICATES

Section 2.01.     Conveyance of Mortgage Loans.

(a)      The Depositor,  concurrently with the execution and delivery hereof,  does hereby assign to the Trustee in respect of the Trust Fund  without  recourse all the right,  title and interest of the  Depositor in and to (i) the
Mortgage  Loans,  including all interest and principal on or with respect to the Mortgage Loans due on or after the
Cut-off  Date (other than  Monthly  Payments due in the month of the Cut-off  Date);  and (ii) all  proceeds of the foregoing.  The  Depositor,  the Master Servicer and the Trustee  agree that it is not  intended  that any mortgage loan be included  in the Trust Fund that is either (i) a High-Cost  Home Loan as defined in the New Jersey  Home
Ownership Act effective  November 27, 2003,  (ii) a High-Cost Home Loan as defined in the New Mexico Home Loan
Protection Act effective  January  1,  2004,  (ii) a  High-Cost  Home Loan as defined  in the  Massachusetts
Predatory  Home Loan Practices  Act  effective  November 7, 2004 or (iv) a High-Cost  Home Loan as defined in the
Indiana High Cost Home Loan Law Act effective January 1, 2005.

(b)      In connection with such assignment,  and contemporaneously with the delivery of this Agreement,  except as set forth in  Section 2.01(c)  below and subject to  Section 2.01(d)  below,  the Depositor does hereby deliver to, and deposit with, the Trustee,  or to and with one or more  Custodians,  as the duly  appointed  agent or agents of the Trustee for such  purpose,  the  following  documents or  instruments  (or copies  thereof as permitted by this
Section) with respect to each Mortgage Loan so assigned:

(i)      The  original  Mortgage  Note,  endorsed  without  recourse  to the order of the  Trustee  and  showing an unbroken chain of endorsements from the originator  thereof to the Person endorsing it to the Trustee,  or with respect to any Destroyed  Mortgage  Note, an original lost note  affidavit from the related Seller or
         Residential  Funding stating that the original  Mortgage Note was lost,  misplaced or destroyed,  together with a copy of the related Mortgage Note;

(ii)     The original  Mortgage,  noting the presence of the MIN of the Mortgage Loan and language  indicating that the Mortgage Loan is a MOM Loan if the Mortgage Loan is a MOM Loan,  with evidence of recording  indicated
         thereon or, if the original  Mortgage has not yet been returned from the public  recording  office, a copy of the original Mortgage with evidence of recording indicated thereon;

(iii)    Unless the Mortgage Loan is registered on the MERS(R)System,  the assignment  (which may be included in one or more blanket  assignments if permitted by applicable  law) of the Mortgage to the Trustee with evidence of recording indicated thereon or a copy of such assignment with evidence of recording indicated thereon;

(iv)     The original  recorded  assignment or assignments of the Mortgage  showing an unbroken chain of title from the  originator to the Person  assigning it to the Trustee (or to MERS, if the Mortgage Loan is registered on the MERS(R)System and noting the  presence of a MIN) with  evidence  of  recordation  noted  thereon or attached  thereto,  or a copy of such assignment or assignments of the Mortgage with evidence of recording indicated thereon; and

(v)      The original of each modification,  assumption agreement or preferred loan agreement,  if any, relating to such Mortgage Loan, or a copy of each modification, assumption agreement or preferred loan agreement.

         The Depositor may, in lieu of delivering  the original of the documents set forth in  Section 2.01(b)(ii),
(iii),  (iv) and (v) (or copies  thereof as  permitted  by  Section 2.01(b))  to the  Trustee or the  Custodian  or
Custodians,  deliver such documents to the Master  Servicer,  and the Master  Servicer shall hold such documents in trust for the use and benefit of all present and future  Certificateholders  until such time as is set forth in the next  sentence.  Within  thirty  Business  Days  following the earlier of (i) the receipt of the original of all of the  documents  or  instruments  set  forth in  Section 2.01(b)(ii),  (iii),  (iv) and (v) (or  copies  thereof  as permitted  by such  Section)  for any  Mortgage  Loan and (ii) a written  request by the  Trustee to deliver  those documents  with  respect to any or all of the  Mortgage  Loans then being held by the Master  Servicer,  the Master
Servicer  shall deliver a complete set of such  documents to the Trustee or the  Custodian or  Custodians  that are the duly appointed agent or agents of the Trustee.

(c)      Notwithstanding  the  provisions of  Section 2.01(b),  in the event that in  connection  with any Mortgage
Loan, if the  Depositor  cannot  deliver the original of the Mortgage,  any  assignment,  modification,  assumption agreement  or  preferred  loan  agreement  (or copy  thereof as  permitted  by  Section 2.01(b))  with  evidence of recording  thereon  concurrently with the execution and delivery of this Agreement because of (i) a delay caused by the public recording office where such Mortgage, assignment,  modification,  assumption agreement or preferred loan agreement  as the case may be,  has been  delivered  for  recordation,  or (ii) a delay in the  receipt  of certain information  necessary to prepare the related assignments,  the Depositor shall deliver or cause to be delivered to the Trustee or the respective  Custodian a copy of such Mortgage,  assignment,  modification,  assumption agreement or preferred loan agreement.

         The  Depositor  shall  promptly  cause to be recorded in the  appropriate  public office for real property records the Assignment  referred to in clause (iii) of  Section 2.01(b),  except (a) in states where, in an Opinion of Counsel  acceptable to the Master  Servicer,  such recording is not required to protect the Trustee's  interests in the Mortgage  Loan or (b) if MERS is  identified  on the Mortgage or on a properly  recorded  assignment  of the
Mortgage,  as applicable,  as the mortgagee of record solely as nominee for Residential  Funding and its successors and assigns.  If any  Assignment is lost or returned  unrecorded to the  Depositor  because of any defect  therein, the  Depositor  shall  prepare a  substitute  Assignment  or cure such  defect,  as the case may be, and cause such
Assignment to be recorded in accordance  with this paragraph.  The Depositor shall promptly  deliver or cause to be delivered to the Trustee or the respective  Custodian  such Mortgage or Assignment,  as applicable (or copy thereof as permitted  by  Section 2.01(b)),  with  evidence of recording  indicated  thereon upon receipt  thereof from the public recording office or from the related Subservicer or Seller.

         If the  Depositor  delivers to the Trustee or Custodian  any Mortgage  Note or  Assignment  of Mortgage in
blank,  the Depositor  shall,  or shall cause the Custodian to,  complete the  endorsement of the Mortgage Note and the Assignment of Mortgage in the name of the Trustee in conjunction with the Interim  Certification  issued by the
Custodian, as contemplated by Section 2.02.

         Any of the items set forth in Sections  2.01(b)(ii),  (iii),  (iv) and (v) and that may be  delivered as a copy rather than the original may be delivered to the Trustee or the Custodian.

         In  connection  with the  assignment of any Mortgage  Loan  registered on the MERS(R)System,  the Depositor further  agrees that it will cause,  at the  Depositor's  own  expense,  within 30 Business  Days after the Closing
Date,  the MERS(R)System to indicate that such Mortgage  Loans have been assigned by the Depositor to the Trustee in accordance  with this Agreement for the benefit of the  Certificateholders  by including (or deleting,  in the case of Mortgage Loans which are  repurchased in accordance  with this Agreement) in such computer files (a) the code in the field which  identifies  the specific  Trustee and (b) the code in the field "Pool Field" which  identifies the series of the  Certificates  issued in connection  with such Mortgage Loans.  The Depositor  further agrees that it will not, and will not permit the Master  Servicer to, and the Master  Servicer  agrees that it will not, alter the codes  referenced in this paragraph with respect to any Mortgage Loan during the term of this Agreement  unless and until such Mortgage Loan is repurchased in accordance with the terms of this Agreement.

(d)      It is intended  that the  conveyances  by the  Depositor to the Trustee of the Mortgage  Loans as provided for in this  Section 2.01 and the  Uncertificated  Regular Interests be construed as a sale by the Depositor to the
Trustee   of  the   Mortgage   Loans  and  the   Uncertificated   Regular   Interests   for  the   benefit  of  the
Certificateholders.  Further,  it is not  intended  that any  such  conveyance  be  deemed  to be a  pledge  of the
Mortgage Loans and the  Uncertificated  Regular Interests by the Depositor to the Trustee to secure a debt or other obligation  of the  Depositor.  Nonetheless,  (a)  this  Agreement  is  intended  to be and  hereby  is a  security agreement  within  the  meaning  of  Articles  8 and 9 of the New York  Uniform  Commercial  Code  and the  Uniform
Commercial Code of any other applicable  jurisdiction;  (b) the conveyances provided for in this Section 2.01 shall be deemed to be (1) a grant by the  Depositor  to the  Trustee of a  security  interest  in all of the  Depositor's right (including the power to convey title thereto),  title and interest,  whether now owned or hereafter acquired, in and to (A) the Mortgage Loans,  including the related  Mortgage Note, the Mortgage,  any insurance  policies and all other  documents in the related  Mortgage File, (B) all amounts  payable  pursuant to the Mortgage Loans or the
Swap  Agreement in accordance  with the terms thereof,  (C) any  Uncertificated  Regular  Interests and any and all
general  intangibles,  payment  intangibles,  accounts,  chattel  paper,  instruments,  documents,  money,  deposit accounts,  certificates of deposit,  goods, letters of credit,  advices of credit and investment property and other property of whatever  kind or  description  now  existing or  hereafter  acquired  consisting  of,  arising from or relating to any of the  foregoing,  and (D) all  proceeds  of the  conversion,  voluntary  or  involuntary,  of the foregoing into cash,  instruments,  securities or other  property,  including  without  limitation all amounts from time to time held or invested in the  Certificate  Account or the Custodial  Account,  whether in the form of cash, instruments,  securities  or other  property and (2) an  assignment by the Depositor to the Trustee of any security interest in any and all of Residential  Funding's right  (including the power to convey title  thereto),  title and interest,  whether now owned or hereafter  acquired,  in and to the property  described  in the  foregoing  clauses
(1)(A),  (B), (C) and (D) granted by Residential  Funding to the Depositor  pursuant to the  Assignment  Agreement;
(c) the  possession  by the  Trustee,  the  Custodian  or any other agent of the Trustee of Mortgage  Notes or such other items of property as  constitute  instruments,  money,  payment  intangibles,  negotiable  documents,  goods, deposit accounts,  letters of credit, advices of credit,  investment property,  certificated  securities or chattel paper  shall be  deemed  to be  "possession  by the  secured  party,"  or  possession  by a  purchaser  or a person designated  by such secured  party,  for purposes of  perfecting  the security  interest  pursuant to the Minnesota
Uniform  Commercial  Code and the  Uniform  Commercial  Code of any  other  applicable  jurisdiction  as in  effect
(including,  without  limitation,  Sections  8-106,  9-313 and 9-106  thereof);  and  (d) notifications  to persons holding such property,  and  acknowledgments,  receipts or confirmations from persons holding such property,  shall be deemed  notifications  to, or  acknowledgments,  receipts  or  confirmations  from,  securities  intermediaries, bailees or agents of, or persons  holding  for,  (as  applicable)  the Trustee for the purpose of  perfecting  such security interest under applicable law.

         The  Depositor  and, at the  Depositor's  direction,  Residential  Funding and the Trustee  shall,  to the extent  consistent  with this Agreement,  take such reasonable  actions as may be necessary to ensure that, if this
Agreement  were  deemed to  create a  security  interest  in the  Mortgage  Loans  and the  Uncertificated  Regular
Interests  and the other  property  described  above,  such  security  interest  would be deemed to be a  perfected security  interest of first  priority under  applicable  law and will be maintained as such  throughout the term of this Agreement.  Without  limiting the generality of the foregoing,  the Depositor shall prepare and deliver to the
Trustee not less than 15 days prior to any filing date and, the Trustee  shall  forward for filing,  or shall cause to be forwarded for filing,  at the expense of the Depositor,  all filings  necessary to maintain the effectiveness of any original  filings  necessary under the Uniform  Commercial Code as in effect in any  jurisdiction to perfect the Trustee's  security  interest in or lien on the Mortgage Loans and the  Uncertificated  Regular  Interests,  as
evidenced by an Officers' Certificate of the Depositor,  including without limitation (x) continuation  statements, and (y) such  other  statements  as may be  occasioned  by  (1) any  change  of name of  Residential  Funding,  the
Depositor or the Trustee (such  preparation  and filing shall be at the expense of the Trustee,  if occasioned by a change in the Trustee's  name),  (2) any change of location of the place of business or the chief executive  office of Residential  Funding or the Depositor,  (3) any transfer of any interest of Residential Funding or the Depositor in any  Mortgage  Loan or (4)  any  transfer  of any  interest  of  Residential  Funding  or the  Depositor  in any
Uncertificated Regular Interests.

Section 2.02.     Acceptance by Trustee.

         The Trustee  acknowledges  receipt (or, with respect to Mortgage  Loans subject to a Custodial  Agreement, and based solely upon a receipt or  certification  executed by the Custodian,  receipt by the respective  Custodian as the duly appointed agent of the Trustee) of the documents referred to in  Section 2.01(b)(i)  above (except that for purposes of such  acknowledgement  only, a Mortgage Note may be endorsed in blank and an Assignment of Mortgage may be in blank) and declares  that it, or a Custodian  as its agent,  holds and will hold such  documents  and the other  documents  constituting a part of the Custodial Files delivered to it, or a Custodian as its agent, in trust for the use and benefit of all present and future  Certificateholders.  The Trustee or  Custodian  (such  Custodian being so obligated  under a Custodial  Agreement)  agrees,  for the benefit of  Certificateholders,  to review each
Mortgage File delivered to it pursuant to  Section 2.01(b)  within 90 days after the Closing Date to ascertain that all required documents  (specifically as set forth in Section 2.01(b)),  have been executed and received,  and that such documents  relate to the Mortgage Loans identified on the Mortgage Loan Schedule,  as supplemented,  that have been conveyed to it, and to deliver to the Trustee a certificate (the "Interim  Certification")  to the effect that all documents required to be delivered  pursuant to Section 2.01(b)  above have been executed and received and that such  documents  relate to the Mortgage Loans  identified on the Mortgage Loan Schedule,  except for any exceptions listed on  Schedule  A  attached  to such  Interim  Certification.  Upon  delivery  of the  Custodial  Files by the
Depositor  or the Master  Servicer,  the Trustee  shall  acknowledge  receipt (or,  with respect to Mortgage  Loans subject to a Custodial  Agreement,  and based  solely upon a receipt or  certification  executed by the  Custodian, receipt by the  respective  Custodian as the duly appointed  agent of the Trustee) of the documents  referred to in
Section 2.01(b) above.

         If the  Custodian,  as the  Trustee's  agent,  finds any  document or documents  constituting  a part of a
Mortgage  File to be missing or  defective,  upon receipt of  notification  from the  Custodian as specified in the succeeding  sentence,  the Trustee shall  promptly so notify or cause the  Custodian to notify the Master  Servicer and the  Depositor.  Pursuant to  Section 2.3  of the Custodial  Agreement,  the  Custodian  will notify the Master
Servicer,  the  Depositor  and the Trustee of any such  omission or defect  found by it in respect of any  Mortgage
File held by it in respect of the items  received by it pursuant to the  Custodial  Agreement.  If such omission or defect materially and adversely affects the interests in the related Mortgage Loan of the  Certificateholders,  the
Master  Servicer  shall  promptly  notify the related  Subservicer or Seller of such omission or defect and request that such  Subservicer  or Seller  correct or cure such omission or defect within  60 days from the date the Master
Servicer was notified of such omission or defect and, if such  Subservicer  or Seller does not correct or cure such omission or defect within such period,  that such  Subservicer or Seller purchase such Mortgage Loan from the Trust
Fund at its Purchase  Price,  in either case within 90 days from the date the Master  Servicer was notified of such omission or defect;  provided  that if the  omission or defect  would  cause the  Mortgage  Loan to be other than a
"qualified  mortgage" as defined in  Section 860G(a)(3)  of the Code, any such cure or repurchase must occur within
90 days  from the date such  breach  was  discovered.  The  Purchase  Price  for any such  Mortgage  Loan  shall be deposited or caused to be deposited by the Master  Servicer in the Custodial  Account  maintained by it pursuant to
Section 3.07  and,  upon  receipt by the  Trustee of written  notification  of such  deposit  signed by a Servicing
Officer,  the  Trustee or any  Custodian,  as the case may be,  shall  release to the Master  Servicer  the related
Mortgage  File and the Trustee  shall execute and deliver such  instruments  of transfer or assignment  prepared by the Master Servicer,  in each case without recourse,  as shall be necessary to vest in the Subservicer or Seller or its designee,  as the case may be, any Mortgage Loan released  pursuant  hereto and  thereafter  such Mortgage Loan shall not be part of the Trust Fund. In  furtherance  of the  foregoing and  Section 2.04,  if the  Subservicer  or
Seller or  Residential  Funding  that  repurchases  the  Mortgage  Loan is not a member of MERS and the Mortgage is registered on the MERS(R)System,  the Master  Servicer,  at its own expense and without any right of  reimbursement, shall cause MERS to execute and deliver an assignment  of the Mortgage in recordable  form to transfer the Mortgage from MERS to such  Subservicer  or Seller or  Residential  Funding and shall cause such Mortgage to be removed from registration  on the MERS(R)System in  accordance  with MERS' rules and  regulations.  It is  understood  and agreed that the obligation of the  Subservicer or Seller,  to so cure or purchase any Mortgage Loan as to which a material and adverse defect in or omission of a constituent  document  exists shall  constitute  the sole remedy  respecting such defect or omission available to Certificateholders or the Trustee on behalf of Certificateholders.

Section 2.03.     Representations, Warranties and Covenants of the Master Servicer and the Depositor.

(a)      The  Master   Servicer   hereby   represents   and  warrants  to  the  Trustee  for  the  benefit  of  the
Certificateholders that:

(i)      The Master  Servicer is a corporation  duly  organized,  validly  existing and in good standing  under the laws  governing its creation and existence and is or will be in compliance  with the laws of each state in which any  Mortgaged  Property is located to the extent  necessary  to ensure the  enforceability  of each
         Mortgage Loan in accordance with the terms of this Agreement;

(ii)     The execution and delivery of this  Agreement by the Master  Servicer and its  performance  and compliance with the terms of this Agreement will not violate the Master  Servicer's  Certificate of  Incorporation or
         Bylaws or constitute a material  default (or an event which,  with notice or lapse of time, or both, would constitute  a material  default)  under,  or result in the  material  breach of,  any  material  contract, agreement or other  instrument  to which the Master  Servicer is a party or which may be applicable to the
         Master Servicer or any of its assets;

(iii)    This  Agreement,  assuming due  authorization,  execution  and delivery by the Trustee and the  Depositor, constitutes  a valid,  legal and binding  obligation  of the Master  Servicer,  enforceable  against it in
         accordance  with  the  terms  hereof  subject  to  applicable  bankruptcy,   insolvency,   reorganization,
         moratorium  and other laws  affecting  the  enforcement  of  creditors'  rights  generally  and to general principles of equity,  regardless of whether such  enforcement  is considered in a proceeding in equity or at law;

(iv)     The  Master  Servicer  is not in  default  with  respect to any order or decree of any court or any order, regulation or demand of any federal,  state,  municipal or governmental  agency,  which default might have consequences  that would materially and adversely affect the condition  (financial or other) or operations of the Master  Servicer or its  properties  or might have  consequences  that would  materially  adversely affect its performance hereunder;

(v)      No  litigation  is pending  or, to the best of the Master  Servicer's  knowledge,  threatened  against the
         Master  Servicer  which would  prohibit its entering  into this  Agreement or performing  its  obligations under this Agreement;

(vi)     The Master  Servicer shall comply in all material  respects in the  performance of this Agreement with all reasonable rules and requirements of each insurer under each Required Insurance Policy;

(vii)    No  information,  certificate  of an officer,  statement  furnished in writing or report  delivered to the
         Depositor,  any  Affiliate of the Depositor or the Trustee by the Master  Servicer  will, to the knowledge of the  Master  Servicer,  contain  any  untrue  statement  of a  material  fact or omit a  material  fact necessary to make the information, certificate, statement or report not misleading;

(viii)   The Master Servicer has examined each existing,  and will examine each new, Subservicing  Agreement and is or will be familiar with the terms  thereof.  The terms of each existing  Subservicing  Agreement and each designated  Subservicer  are acceptable to the Master  Servicer and any new  Subservicing  Agreements will comply with the provisions of Section 3.02;

(ix)     The Master  Servicer is a member of MERS in good standing,  and will comply in all material  respects with the rules  and  procedures  of MERS in  connection  with the  servicing  of the  Mortgage  Loans  that are registered with MERS; and

(x)      The  Servicing  Guide of the  Master  Servicer  requires  that the  Subservicer  for  each  Mortgage  Loan accurately  and fully  reports its borrower  credit files to each of the Credit  Repositories  in a timely manner.

It is  understood  and agreed that the  representations  and  warranties  set forth in this  Section 2.03(a)  shall survive  delivery of the respective  Custodial Files to the Trustee or any Custodian.  Upon discovery by either the
Depositor,  the Master  Servicer,  the Trustee or any Custodian of a breach of any  representation  or warranty set forth in this  Section 2.03(a)  which materially and adversely affects the interests of the  Certificateholders  in any Mortgage  Loan,  the party  discovering  such breach shall give prompt written notice to the other parties (any
Custodian  being so  obligated  under a Custodial  Agreement).  Within  90 days of its  discovery or its receipt of notice of such breach,  the Master  Servicer shall either (i) cure such breach in all material  respects or (ii) to the extent that such breach is with respect to a Mortgage Loan or a related  document,  purchase such Mortgage Loan from the Trust  Fund at the  Purchase  Price and in the  manner  set forth in  Section 2.02;  provided  that if the breach would cause the Mortgage Loan to be other than a "qualified  mortgage" as defined in  Section 860G(a)(3)  of the Code,  any such cure or  repurchase  must occur within  90 days from the date such breach was  discovered.  The obligation of the Master  Servicer to cure such breach or to so purchase such  Mortgage Loan shall  constitute  the sole remedy in respect of a breach of a  representation  and warranty set forth in this  Section 2.03(a)  available to the Certificateholders or the Trustee on behalf of the Certificateholders.

(b)      The  Depositor  hereby  represents  and warrants to the Trustee for the benefit of the  Certificateholders that as of the Closing  Date (or, if otherwise  specified  below,  as of the date so  specified):  (i)  immediately prior to the  conveyance  of the Mortgage  Loans to the Trustee,  the Depositor had good title to, and was the sole owner of, each Mortgage  Loan free and clear of any pledge,  lien,  encumbrance  or security  interest  (other than rights to servicing and related  compensation)  and such  conveyance  validly  transfers  ownership of the Mortgage
Loans to the Trustee free and clear of any pledge, lien,  encumbrance or security interest;  and (ii) each Mortgage
Loan   constitutes   a   "qualified   mortgage"   under    Section 860G(a)(3)(A)   of   the   Code   and   Treasury
Regulation Section 1.860G-2(a)(1),  (2), (4), (5), (6), (7) and (9), without reliance on the provisions of Treasury
Regulation Section 1.860G-2(a)(3)  or Treasury  Regulation Section 1.860G-2(f)(2) or any other provision that would allow  a  Mortgage  Loan  to be  treated  as a  "qualified  mortgage"  notwithstanding  its  failure  to  meet  the requirements of  Section 860G(a)(3)(A) of the Code and Treasury  Regulation Section 1.860G-2(a)(1),  (2), (4), (5),
(6), (7) and (9).

         It is understood and agreed that the  representations  and  warranties  set forth in this  Section 2.03(b)
shall survive delivery of the respective Custodial Files to the Trustee or any Custodian.

         Upon discovery by any of the Depositor,  the Master Servicer,  the Trustee or any Custodian of a breach of any of the  representations  and  warranties  set forth in this  Section 2.03(b)  which  materially  and  adversely affects the interests of the  Certificateholders  in any Mortgage  Loan,  the party  discovering  such breach shall give prompt  written notice to the other parties (any Custodian  being so obligated  under a Custodial  Agreement);
provided,   however,   that  in  the  event  of  a  breach  of  the   representation  and  warranty  set  forth  in
Section 2.03(b)(ii),  the party  discovering  such breach shall give such notice  within  five days  of  discovery.
Within  90 days of its  discovery  or its receipt of notice of breach,  the  Depositor  shall  either (i) cure such breach in all material  respects or (ii) purchase such Mortgage Loan from the Trust Fund at the Purchase  Price and in the manner set forth in  Section 2.02;  provided  that the  Depositor  shall  have the  option to  substitute  a
Qualified  Substitute  Mortgage Loan or Loans for such Mortgage Loan if such  substitution  occurs within two years following  the Closing  Date;  provided  that if the omission or defect  would cause the Mortgage  Loan to be other than a  "qualified  mortgage"  as  defined  in  Section 860G(a)(3)  of the Code,  any such  cure,  substitution  or repurchase  must occur within  90 days from the date such breach was  discovered.  Any such  substitution  shall be effected by the Depositor  under the same terms and conditions as provided in  Section 2.04  for  substitutions  by
Residential  Funding.  It is understood  and agreed that the  obligation of the Depositor to cure such breach or to so purchase or  substitute  for any Mortgage  Loan as to which such a breach has occurred and is  continuing  shall constitute the sole remedy respecting such breach available to the  Certificateholders  or the Trustee on behalf of the  Certificateholders.  Notwithstanding  the foregoing,  the Depositor  shall not be required to cure breaches or purchase or substitute for Mortgage Loans as provided in this  Section 2.03(b)  if the substance of the breach of a representation set forth above also constitutes fraud in the origination of the Mortgage Loan.

Section 2.04.     Representations and Warranties of Sellers.

         The Depositor,  as assignee of Residential Funding under the Assignment  Agreement,  hereby assigns to the
Trustee  for the  benefit  of the  Certificateholders  all of its  right,  title and  interest  in  respect  of the
Assignment  Agreement and each Seller's  Agreement  applicable to a Mortgage Loan as and to the extent set forth in the  Assignment  Agreement.  Insofar  as the  Assignment  Agreement  or  such  Seller's  Agreement  relates  to the representations  and warranties made by Residential  Funding or the related Seller in respect of such Mortgage Loan and any remedies provided thereunder for any breach of such  representations and warranties,  such right, title and interest  may be enforced by the Master  Servicer  on behalf of the  Trustee and the  Certificateholders.  Upon the
discovery  by the  Depositor,  the  Master  Servicer,  the  Trustee  or any  Custodian  of a  breach  of any of the representations  and  warranties  made in a  Seller's  Agreement  or the  Assignment  Agreement  in  respect of any
Mortgage  Loan  or  of  any  Repurchase  Event  which  materially  and  adversely  affects  the  interests  of  the
Certificateholders  in such Mortgage  Loan, the party  discovering  such breach shall give prompt written notice to the other  parties (any  Custodian  being so obligated  under a Custodial  Agreement).  The Master  Servicer  shall promptly  notify the related  Seller and  Residential  Funding of such breach or Repurchase  Event and request that such  Seller or  Residential  Funding  either (i) cure such breach or  Repurchase  Event in all  material  respects within 90 days from the date the Master Servicer was notified of such breach or Repurchase  Event or  (ii) purchase such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section 2.02.

         Upon the  discovery by the  Depositor,  the Master  Servicer,  the Trustee or any Custodian of a breach of any of such  representations  and warranties set forth in the Assignment  Agreement in respect of any Mortgage Loan which  materially and adversely  affects the interests of the  Certificateholders  in such Mortgage Loan, the party discovering  such breach shall give prompt written  notice to the other parties (any  Custodian  being so obligated under a  Custodial  Agreement)  at the same time as notice is given  pursuant  to the  preceding  paragraph  of any corresponding  breach of  representation  or  warranty  made in  Seller's  Agreement.  The  Master  Servicer  shall promptly  notify  Residential  Funding of such breach of a  representation  or warranty set forth in the Assignment
Agreement  and request  that  Residential  Funding  either (i) cure such  breach in all  material  respects  within
90 days from the date the Master  Servicer was notified of such breach or (ii) purchase such Mortgage Loan from the
Trust Fund  within  90 days of the date of such  written  notice of such  breach at the  Purchase  Price and in the manner set forth in  Section 2.02,  but only if the  Mortgage  Loan has not been  purchased  by the Seller due to a breach of representation  and warranty of the related Seller's  Agreement as set forth in the preceding  paragraph;
provided  that  Residential  Funding shall have the option to  substitute a Qualified  Substitute  Mortgage Loan or
Loans for such Mortgage Loan if such  substitution  occurs  within two years  following the Closing Date;  provided that if the  breach  would  cause  the  Mortgage  Loan to be  other  than a  "qualified  mortgage"  as  defined  in
Section 860G(a)(3)  of the Code, any such cure or  substitution  must occur within 90 days from the date the breach was  discovered.  If the breach of  representation  and warranty that gave rise to the  obligation to repurchase or substitute a Mortgage Loan pursuant to Section 4 of the Assignment  Agreement was the  representation  and warranty set forth in clause (xlvii) of Section 4 thereof,  then the Master Servicer shall request that Residential  Funding pay to the Trust Fund,  concurrently  with and in addition to the remedies provided in the preceding  sentence,  an amount equal to any  liability,  penalty or expense that was actually  incurred and paid out of or on behalf of the
Trust Fund,  and that  directly  resulted from such breach,  or if incurred and paid by the Trust Fund  thereafter, concurrently  with  such  payment.  In the  event  that  Residential  Funding  elects  to  substitute  a  Qualified
Substitute  Mortgage Loan or Loans for a Deleted Mortgage Loan pursuant to this Section 2.04,  Residential  Funding shall deliver to the Trustee for the benefit of the  Certificateholders  with respect to such Qualified  Substitute
Mortgage Loan or Loans,  the original  Mortgage  Note,  the  Mortgage,  an Assignment of the Mortgage in recordable form, and such other documents and agreements as are required by  Section 2.01,  with the Mortgage Note endorsed as required by  Section 2.01.  No  substitution  will be made in any calendar month after the  Determination  Date for such  month.  Monthly  Payments  due  with  respect  to  Qualified  Substitute  Mortgage  Loans  in  the  month  of substitution  shall not be part of the Trust Fund and will be retained by the Master  Servicer  and remitted by the
Master Servicer to Residential  Funding on the next succeeding  Distribution  Date. For the month of  substitution, distributions  to the  Certificateholders  will include the Monthly Payment due on a Deleted Mortgage Loan for such month and  thereafter  Residential  Funding  shall be entitled  to retain all  amounts  received in respect of such
Deleted  Mortgage Loan.  The Master  Servicer shall amend or cause to be amended the Mortgage Loan Schedule for the benefit of the  Certificateholders  to reflect the removal of such Deleted  Mortgage Loan and the  substitution  of the Qualified  Substitute  Mortgage Loan or Loans and the Master  Servicer shall deliver the amended  Mortgage Loan
Schedule  to the  Trustee.  Upon such  substitution,  the  Qualified  Substitute  Mortgage  Loan or Loans  shall be subject to the terms of this Agreement and the related Subservicing  Agreement in all respects,  the related Seller shall be deemed to have made the representations  and warranties with respect to the Qualified  Substitute Mortgage
Loan made in the related Seller Agreements as of the date of substitution,  Residential  Funding shall be deemed to have made the  representations  and warranties with respect to the Qualified  Substitute  Mortgage Loan (other than those of a  statistical  nature)  contained in the  Assignment  Agreement as of the date of  substitution,  and the covenants, representations and warranties set forth in this Section 2.04, and in Section 2.03(b) hereof.

         In connection  with the  substitution of one or more Qualified  Substitute  Mortgage Loans for one or more
Deleted  Mortgage Loans,  the Master Servicer shall determine the amount (if any) by which the aggregate  principal balance of all such Qualified  Substitute  Mortgage Loans as of the date of substitution is less than the aggregate
Stated  Principal  Balance of all such Deleted  Mortgage  Loans (in each case after  application  of the  principal portion  of  the  Monthly  Payments  due  in  the  month  of  substitution  that  are  to  be  distributed  to  the
Certificateholders  in the month of  substitution).  Residential  Funding shall deposit or cause the related Seller to  deposit  the amount of such  shortfall  into the  Custodial  Account on the day of  substitution,  without  any reimbursement  therefor.  Residential  Funding  shall give notice in writing to the  Trustee of such  event,  which notice shall be  accompanied by an Officers'  Certificate  as to the  calculation of such shortfall and (subject to
Section 10.01(f))  by an Opinion of Counsel to the effect  that such  substitution  will not cause (a) any  federal tax to be imposed  on the Trust  Fund,  including  without  limitation,  any  federal  tax  imposed on  "prohibited
transactions"  under   Section 860F(a)(1)  of  the  Code  or  on  "contributions  after  the  startup  date"  under
Section 860G(d)(1)  of the Code or (b) any portion of any REMIC created  hereunder to fail to qualify as a REMIC at any time that any Certificate is outstanding.

         It is understood  and agreed that the  obligation of the Seller or  Residential  Funding,  as the case may be, to cure such breach or purchase (and in the case of Residential  Funding to substitute  for) such Mortgage Loan as to which such a breach has occurred and is continuing  and to make any  additional  payments  required under the
Assignment  Agreement  in  connection  with a breach  of the  representation  and  warranty  in clause  (xlvii)  of
Section 4  thereof shall constitute the sole remedy respecting such breach available to the  Certificateholders  or the Trustee on behalf of the  Certificateholders.  If the Master Servicer is Residential Funding,  then the Trustee shall also have the right to give the  notification  and require the purchase or  substitution  provided for in the second  preceding  paragraph  in the event of such a breach of a  representation  or warranty  made by  Residential
Funding in the  Assignment  Agreement.  In connection  with the purchase of or  substitution  for any such Mortgage
Loan by Residential  Funding,  the Trustee shall assign to Residential Funding all of the right, title and interest in respect of the Seller's Agreement and the Assignment Agreement applicable to such Mortgage Loan.

Section 2.05.     Execution  and  Authentication  of  Certificates;  Conveyance  of  Uncertificated  REMIC Regular
                           Interests.

(a)      The Trustee  acknowledges  the  assignment  to it of the Mortgage  Loans and the delivery of the Custodial
Files to it, or any Custodian on its behalf,  subject to any exceptions  noted,  together with the assignment to it of all other assets included in the Trust Fund,  receipt of which is hereby  acknowledged.  Concurrently  with such delivery and in exchange  therefor,  the Trustee,  pursuant to the written request of the Depositor  executed by an officer of the  Depositor,  has executed and caused to be  authenticated  and delivered to or upon the order of the
Depositor the Certificates in authorized denominations which evidence ownership of the entire Trust Fund.

(b)      The Depositor,  concurrently  with the execution and delivery hereof,  does hereby transfer,  assign,  set over and  otherwise  convey in trust to the  Trustee  without  recourse  all the right,  title and  interest of the
Depositor  in and to the REMIC I  Regular  Interests  and the  REMIC II  Regular  Interests  for the benefit of the
Holders of each Class of Certificates  (other than Component I and Component II of the Class R  Certificates).  The
Trustee  acknowledges  receipt of the REMIC I Regular Interests and REMIC II Regular  Interests,  and declares that it holds and will  hold the same in trust  for the  exclusive  use and  benefit  of the  Holders  of each  Class of
Certificates  (other than  Component I and Component II of the Class R  Certificates).  The interests  evidenced by
Component III of the Class R Certificates,  together with the REMIC III  Regular  Interests,  constitute the entire beneficial ownership interest in REMIC III.

Section 2.06.     Purposes and Powers of the Trust.

         The purpose of the trust, as created hereunder, is to engage in the following activities:

(a)      to sell the Certificates to the Depositor in exchange for the Mortgage Loans;

(b)      to enter into and perform its obligations under this Agreement;

(c)      to engage in those  activities  that are necessary,  suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith; and

(d)      subject to  compliance  with this  Agreement,  to engage in such other  activities  as may be  required in connection with conservation of the Trust Fund and the making of distributions to the Certificateholders.

         The trust is hereby authorized to engage in the foregoing  activities.  Notwithstanding  the provisions of
Section 11.01,  the trust shall not engage in any activity  other than in  connection  with the  foregoing or other than as required or  authorized by the terms of this  Agreement  while any  Certificate  is  outstanding,  and this
Section 2.06  may not be  amended,  without  the  consent of the  Certificateholders  evidencing  a majority of the aggregate Voting Rights of the Certificates.

Section 2.07.     Agreement Regarding Ability to Disclose.

         The Depositor,  the Master Servicer and the Trustee hereby agree that,  notwithstanding  any other express
or  implied  agreement  to  the  contrary,   any  and  all  Persons,   and  any  of  their  respective   employees,
representatives,  and other agents may disclose,  immediately  upon  commencement  of  discussions,  to any and all
Persons,  without  limitation of any kind, the tax treatment and tax structure of the transaction and all materials of any kind  (including  opinions or other tax  analyses)  that are  provided  to any of them  relating to such tax treatment and tax structure.  For purposes of this paragraph,  the terms "tax,"  "tax treatment,"  "tax structure,"
and "tax benefit" are defined under Treasury Regulationss.1.6011-4(c).

ARTICLE III

                                  ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

Section 3.01.     Master Servicer to Act as Servicer.

(a)      The Master  Servicer shall service and administer the Mortgage Loans in accordance  with the terms of this
Agreement  and the  respective  Mortgage  Loans,  following  such  procedures  as it would employ in its good faith business  judgment  and which are normal and usual in its general  mortgage  servicing  activities,  and shall have full power and  authority,  acting alone or through  Subservicers  as provided in  Section 3.02,  to do any and all things which it may deem  necessary or desirable in  connection  with such  servicing and  administration.  Without limiting the  generality of the foregoing,  the Master  Servicer in its own name or in the name of a Subservicer is hereby  authorized and empowered by the Trustee when the Master  Servicer or the  Subservicer,  as the case may be, believes it appropriate in its best judgment, to execute and deliver, on behalf of the  Certificateholders  and the
Trustee or any of them, any and all instruments of satisfaction or  cancellation,  or of partial or full release or discharge,  or of consent to assumption or modification in connection with a proposed conveyance,  or of assignment of any Mortgage and Mortgage Note in  connection  with the  repurchase of a Mortgage Loan and all other  comparable instruments,  or with respect to the  modification  or re-recording of a Mortgage for the purpose of correcting the
Mortgage,  the  subordination of the lien of the Mortgage in favor of a public utility company or government agency or unit with powers of eminent domain, the taking of a deed in lieu of foreclosure,  the commencement,  prosecution or completion  of judicial or  non-judicial  foreclosure,  the  conveyance  of a Mortgaged  Property to the related insurer,  the  acquisition  of any  property  acquired  by  foreclosure  or deed in  lieu  of  foreclosure,  or the management,  marketing and conveyance of any property  acquired by foreclosure or deed in lieu of foreclosure  with respect to the  Mortgage  Loans and with  respect to the  Mortgaged  Properties.  The  Master  Servicer  further is authorized and empowered by the Trustee,  on behalf of the  Certificateholders  and the Trustee, in its own name or in the name of the  Subservicer,  when the Master Servicer or the  Subservicer,  as the case may be, believes it is appropriate  in its best judgment to register any Mortgage Loan on the MERS(R)System,  or cause the removal from the registration  of any Mortgage  Loan on the MERS(R)System,  to execute and deliver,  on behalf of the Trustee and the
Certificateholders  or any of them, any and all  instruments of assignment and other  comparable  instruments  with respect to such  assignment or  re-recording  of a Mortgage in the name of MERS,  solely as nominee for the Trustee and its successors and assigns.  Any expenses  incurred in connection  with the actions  described in the preceding
sentence  shall  be  borne  by  the  Master  Servicer  in  accordance  with  Section 3.16(c),   with  no  right  of
reimbursement;  provided,  that if, as a result of MERS discontinuing or becoming unable to continue  operations in connection with the MERS(R)System,  it becomes  necessary to remove any Mortgage Loan from registration on the MERS(R)
System and to arrange for the assignment of the related  Mortgages to the Trustee,  then any related expenses shall be  reimbursable  to the  Master  Servicer  as set forth in  Section 3.10(a)(ii).  Notwithstanding  the  foregoing, subject to  Section 3.07(a),  the Master  Servicer shall not permit any  modification  with respect to any Mortgage
Loan that would both  constitute a sale or exchange of such  Mortgage  Loan within the meaning of  Section 1001  of the Code and any proposed,  temporary or final regulations  promulgated thereunder (other than in connection with a proposed  conveyance  or  assumption  of such  Mortgage  Loan that is treated  as a  Principal  Prepayment  in Full pursuant to  Section 3.13(d)  hereof) and cause any REMIC created hereunder to fail to qualify as a REMIC under the
Code. The Trustee shall furnish the Master  Servicer with any powers of attorney and other  documents  necessary or appropriate to enable the Master  Servicer to service and administer the Mortgage  Loans.  The Trustee shall not be liable for any action  taken by the Master  Servicer  or any  Subservicer  pursuant  to such  powers of attorney or other documents.  In servicing and  administering any  Nonsubserviced  Mortgage Loan, the Master Servicer shall, to the extent not  inconsistent  with this  Agreement,  comply with the Program Guide as if it were the  originator of such Mortgage Loan and had retained the servicing rights and obligations in respect thereof.

         If the  Mortgage  relating  to a  Mortgage  Loan did not have a lien  senior to the  Mortgage  Loan on the related Mortgaged Property as of the Cut-off Date, then the Master Servicer,  in such capacity,  may not consent to the placing of a lien senior to that of the Mortgage on the related  Mortgaged  Property.  If the Mortgage relating to a Mortgage  Loan had a lien  senior to the  Mortgage  Loan on the related  Mortgaged  Property as of the Cut-off
Date,  then the Master  Servicer,  in such  capacity,  may consent to the  refinancing  of the prior  senior  lien, provided that the following requirements are met:

(i)      (A)               the Mortgagor's  debt-to-income  ratio resulting from such  refinancing is less than the original  debt-to-income ratio as set forth on the Mortgage Loan Schedule;  provided,  however, that in no instance  shall the  resulting  Combined  Loan-to-Value  Ratio  ("Combined  Loan-to-Value  Ratio") of such
         Mortgage Loan be higher than that permitted by the Program Guide; or

                           (B)      the resulting Combined  Loan-to-Value  Ratio of such Mortgage Loan is no higher than the Combined  Loan-to-Value  Ratio prior to such refinancing;  provided,  however, if such refinanced mortgage loan is a "rate and term"  mortgage loan (meaning,  the Mortgagor does not receive any cash from the  refinancing), the Combined  Loan-to-Value  Ratio may increase to the extent of either (x) the  reasonable  closing  costs of such refinancing  or (y) any  decrease in the value of the  related  Mortgaged  Property,  if the  Mortgagor  is in good standing as defined by the Program Guide;

(ii)     the interest  rate,  or, in the case of an adjustable  rate  existing  senior lien,  the maximum  interest rate, for the loan  evidencing  the  refinanced  senior lien is no more than 2.0% higher than the interest rate or the maximum  interest rate, as the case may be, on the loan  evidencing  the existing  senior lien immediately  prior to the date of such  refinancing;  provided,  however  (A) if the loan  evidencing  the existing  senior lien prior to the date of refinancing  has an adjustable rate and the loan evidencing the refinanced  senior  lien has a fixed rate,  then the  current  interest  rate on the loan  evidencing  the refinanced  senior lien may be up to 2.0% higher than the  then-current  loan rate of the loan  evidencing the existing  senior lien and (B) if the loan  evidencing  the  existing  senior lien prior to the date of refinancing  has a fixed rate and the loan evidencing the refinanced  senior lien has an adjustable  rate, then the maximum  interest rate on the loan  evidencing the  refinanced  senior lien shall be less than or equal to (x) the  interest  rate on the loan  evidencing  the  existing  senior  lien prior to the date of refinancing plus (y) 2.0%; and

(iii)    the loan evidencing the refinanced senior lien is not subject to negative amortization.

(b)      The Master Servicer shall, to the extent  consistent with the servicing  standards set forth herein,  take whatever  actions as may be  necessary  to file a claim under or enforce or allow the Trustee to file a claim under or enforce any title insurance policy with respect to any Mortgage Loan including,  without limitation,  joining in or causing any Seller or Subservicer  (or any other party in possession of any title  insurance  policy) to join in any claims  process,  negotiations,  actions or  proceedings  necessary  to make a claim under or enforce any title insurance  policy.  Notwithstanding  anything in this  Agreement to the  contrary,  the Master  Servicer  shall not
(unless the  Mortgagor is in default  with respect to the Mortgage  Loan or such default is, in the judgment of the
Master Servicer,  reasonably foreseeable) make or permit any modification,  waiver, or amendment of any term of any
Mortgage Loan that would both  (i) effect an exchange or  reissuance  of such Mortgage Loan under  Section 1001  of the Code (or final,  temporary or proposed Treasury regulations  promulgated  thereunder) (other than in connection with a proposed  conveyance or  assumption of such Mortgage Loan that is treated as a Principal  Prepayment in Full pursuant to  Section 3.13(d)  hereof) and (ii) cause any REMIC formed hereunder to fail to qualify as a REMIC under the Code or the  imposition  of any tax on  "prohibited  transactions"  or  "contributions"  after the startup date under the REMIC Provisions.

(c)      In connection with servicing and  administering  the Mortgage Loans, the Master Servicer and any Affiliate
of the Master  Servicer (i) may perform  services such as appraisals  and brokerage  services that are  customarily provided by Persons  other than  servicers  of mortgage  loans,  and shall be entitled to  reasonable  compensation therefor in accordance with  Section 3.10 and (ii) may, at its own discretion and on behalf of the Trustee,  obtain credit information in the form of a "credit score" from a Credit Repository.

(d)      All costs  incurred by the Master  Servicer or by  Subservicers  in effecting the timely  payment of taxes and assessments on the properties  subject to the Mortgage Loans shall not, for the purpose of calculating  monthly distributions  to the  Certificateholders,  be  added  to the  amount  owing  under  the  related  Mortgage  Loans, notwithstanding  that the terms of such Mortgage Loan so permit,  and such costs shall be recoverable to the extent permitted by Section 3.10(a)(ii).

(e)      The  Master  Servicer  may  enter  into  one or  more  agreements  in  connection  with  the  offering  of pass-through  certificates evidencing interests in one or more of the Certificates providing for the payment by the
Master  Servicer of amounts  received by the Master  Servicer as servicing  compensation  hereunder and required to cover certain  Prepayment  Interest  Shortfalls on the Mortgage Loans,  which payment obligation will thereafter be an obligation of the Master Servicer hereunder.

(f)      The  relationship  of the Master  Servicer (and of any successor to the Master  Servicer) to the Depositor under this  Agreement is intended by the parties to be that of an  independent  contractor  and not that of a joint venturer, partner or agent.

(g)      The Master Servicer shall comply with the terms of Section 9 of the Assignment Agreement.

Section 3.02.     Subservicing  Agreements Between Master Servicer and Subservicers;  Enforcement of Subservicers'
                           Obligations.

(a)      The Master Servicer may continue in effect  Subservicing  Agreements  entered into by Residential  Funding and  Subservicers  prior to the  execution  and  delivery of this  Agreement,  and may enter into new  Subservicing
Agreements with  Subservicers,  for the servicing and  administration  of all or some of the Mortgage  Loans.  Each
Subservicer  shall be either (i) an  institution  the  accounts  of which are  insured by the FDIC or (ii)  another entity that  engages in the  business of  originating  or  servicing  mortgage  loans,  and in either case shall be authorized to transact business in the state or states in which the related  Mortgaged  Properties it is to service are  situated,  if and to the  extent  required  by  applicable  law to  enable  the  Subservicer  to  perform  its obligations hereunder and under the Subservicing  Agreement,  and in either case shall be a Freddie Mac, Fannie Mae or HUD approved  mortgage  servicer.  Each  Subservicer of a Mortgage Loan shall be entitled to receive and retain, as provided in the related Subservicing  Agreement and in Section 3.07,  the related Subservicing Fee from payments of  interest  received on such  Mortgage  Loan after  payment of all amounts  required to be remitted to the Master
Servicer in respect of such  Mortgage  Loan.  For any Mortgage Loan that is a  Nonsubserviced  Mortgage  Loan,  the
Master  Servicer shall be entitled to receive and retain an amount equal to the  Subservicing  Fee from payments of interest.  Unless the context otherwise  requires,  references in this Agreement to actions taken or to be taken by the Master  Servicer in servicing  the Mortgage  Loans include  actions  taken or to be taken by a  Subservicer  on behalf of the  Master  Servicer.  Each  Subservicing  Agreement  will be upon  such  terms  and  conditions  as are generally  required by,  permitted  by or  consistent  with the Program  Guide and are not  inconsistent  with this
Agreement and as the Master Servicer and the  Subservicer  have agreed.  With the approval of the Master  Servicer, a Subservicer may delegate its servicing  obligations to third-party  servicers,  but such  Subservicer will remain obligated  under the  related  Subservicing  Agreement.  The  Master  Servicer  and a  Subservicer  may enter  into amendments  thereto or a different  form of  Subservicing  Agreement,  and the form  referred to or included in the
Program Guide is merely  provided for  information  and shall not be deemed to limit in any respect the  discretion of the Master  Servicer to modify or enter into different  Subservicing  Agreements;  provided,  however,  that any such  amendments  or  different  forms  shall be  consistent  with and not violate  the  provisions  of either this
Agreement  or the Program  Guide in a manner  which would  materially  and  adversely  affect the  interests of the
Certificateholders.  The  Program  Guide and any other  Subservicing  Agreement  entered  into  between  the Master
Servicer and any  Subservicer  shall require the  Subservicer  to accurately  and fully report its borrower  credit files to each of the Credit Repositories in a timely manner.

(b)      As part of its servicing  activities  hereunder,  the Master Servicer,  for the benefit of the Trustee and the  Certificateholders,  shall use its best  reasonable  efforts to enforce the  obligations  of each  Subservicer under the related  Subservicing  Agreement and of each Seller under the related Seller's  Agreement,  to the extent that the  non-performance  of any such  obligation  would have a material  and adverse  effect on a Mortgage  Loan, including,  without limitation,  the obligation to purchase a Mortgage Loan on account of defective  documentation, as  described  in  Section 2.02,  or on  account of a breach of a  representation  or  warranty,  as  described  in
Section 2.04.  Such enforcement,  including,  without limitation,  the legal prosecution of claims,  termination of
Subservicing  Agreements or Seller's  Agreements,  as appropriate,  and the pursuit of other appropriate  remedies, shall be in such form and carried  out to such an extent and at such time as the Master  Servicer  would  employ in its good faith  business  judgment  and which are normal and usual in its general  mortgage  servicing  activities.
The Master Servicer shall pay the costs of such  enforcement at its own expense,  and shall be reimbursed  therefor only (i) from a general  recovery  resulting  from such  enforcement  to the  extent,  if any,  that such  recovery exceeds  all  amounts  due in respect of the  related  Mortgage  Loan or (ii) from a  specific  recovery  of costs, expenses  or  attorneys  fees  against  the party  against  whom such  enforcement  is  directed.  For  purposes of clarification  only,  the parties agree that the  foregoing is not intended to, and does not,  limit the ability of the Master  Servicer to be  reimbursed  for expenses  that are incurred in  connection  with the  enforcement  of a
Seller's obligations and are reimbursable pursuant to Section 3.10(a)(vii).

Section 3.03.     Successor Subservicers.

         The  Master  Servicer  shall be  entitled  to  terminate  any  Subservicing  Agreement  that may  exist in accordance  with the terms and  conditions of such  Subservicing  Agreement and without any limitation by virtue of this Agreement;  provided,  however,  that in the event of termination of any Subservicing  Agreement by the Master
Servicer or the  Subservicer,  the Master  Servicer  shall either act as servicer of the related  Mortgage  Loan or enter into a Subservicing  Agreement with a successor  Subservicer  which will be bound by the terms of the related
Subservicing  Agreement.  If the Master Servicer or any Affiliate of Residential Funding acts as servicer,  it will not assume liability for the  representations  and warranties of the Subservicer  which it replaces.  If the Master
Servicer  enters  into a  Subservicing  Agreement  with a  successor  Subservicer,  the Master  Servicer  shall use reasonable efforts to have the successor  Subservicer assume liability for the  representations and warranties made by the  terminated  Subservicer in respect of the related  Mortgage Loans and, in the event of any such  assumption by the  successor  Subservicer,  the Master  Servicer  may, in the exercise of its business  judgment,  release the terminated Subservicer from liability for such representations and warranties.

Section 3.04.     Liability of the Master Servicer.

         Notwithstanding  any  Subservicing  Agreement,  any  of the  provisions  of  this  Agreement  relating  to agreements or  arrangements  between the Master  Servicer or a Subservicer  or reference to actions taken through a
Subservicer  or  otherwise,   the  Master  Servicer  shall  remain  obligated  and  liable  to  the  Trustee,   and
Certificateholders  for the servicing and  administering of the Mortgage Loans in accordance with the provisions of
Section 3.01  without  diminution  of such  obligation  or liability by virtue of such  Subservicing  Agreements or arrangements  or by virtue of  indemnification  from the  Subservicer  or the  Depositor and to the same extent and under the same terms and conditions as if the Master Servicer alone were servicing and  administering  the Mortgage
Loans.  The  Master  Servicer  shall be  entitled  to enter into any  agreement  with a  Subservicer  or Seller for indemnification  of the Master Servicer and nothing  contained in this Agreement shall be deemed to limit or modify such indemnification.

Section 3.05.     No Contractual Relationship Between Subservicer and Trustee or Certificateholders.

         Any  Subservicing  Agreement that may be entered into and any other  transactions or services  relating to the Mortgage Loans  involving a Subservicer in its capacity as such and not as an originator  shall be deemed to be between the Subservicer and the Master Servicer alone, and the Trustee and  Certificateholders  shall not be deemed parties  thereto  and shall  have no  claims,  rights,  obligations,  duties or  liabilities  with  respect  to the
Subservicer  in its capacity as such except as set forth in  Section 3.06.  The  foregoing  provision  shall not in any way limit a  Subservicer's  obligation  to cure an  omission  or defect or to  repurchase  a  Mortgage  Loan as referred to in Section 2.02 hereof.

Section 3.06.     Assumption or Termination of Subservicing Agreements by Trustee.

(a)      In the event the  Master  Servicer  shall for any reason no longer be the master  servicer  (including  by reason of an Event of Default),  the Trustee,  as successor  Master  Servicer,  its designee or its successor shall thereupon  assume all of the rights and obligations of the Master Servicer under each  Subservicing  Agreement that may have been entered into.  The Trustee,  its designee or the  successor  servicer for the Trustee shall be deemed to have assumed all of the Master  Servicer's  interest therein and to have replaced the Master Servicer as a party to the  Subservicing  Agreement  to the same  extent as if the  Subservicing  Agreement  had been  assigned  to the assuming  party  except that the Master  Servicer  shall not thereby be relieved of any  liability  or  obligations under the Subservicing Agreement.

(b)      The  Master  Servicer  shall,  upon  request of the  Trustee  but at the  expense of the Master  Servicer, deliver to the assuming party all documents and records  relating to each  Subservicing  Agreement and the Mortgage
Loans then  being  serviced  and an  accounting  of amounts  collected  and held by it and  otherwise  use its best efforts to effect the orderly and efficient transfer of each Subservicing Agreement to the assuming party.

Section 3.07.     Collection of Certain Mortgage Loan Payments; Deposits to Custodial Account.

(a)      The Master Servicer shall make  reasonable  efforts to collect all payments called for under the terms and provisions  of the  Mortgage  Loans,  and shall,  to the  extent  such  procedures  shall be  consistent  with this
Agreement and the terms and provisions of any related Primary Insurance Policy,  follow such collection  procedures as it would  employ in its good faith  business  judgment  and which are normal and usual in its  general  mortgage servicing  activities.  Consistent with the foregoing,  the Master  Servicer may in its discretion  (subject to the terms and conditions of the  Assignment  Agreement)  (i) waive any late payment charge or any prepayment  charge or penalty  interest in  connection  with the  prepayment of a Mortgage Loan and (ii) extend the Due Date for payments due on a Mortgage Loan in accordance  with the Program Guide,  provided,  however,  that the Master  Servicer shall first  determine  that any such waiver or extension will not impair the coverage of any related  Primary  Insurance
Policy  or  materially  adversely  affect  the  lien of the  related  Mortgage.  Notwithstanding  anything  in this
Section to the contrary,  the Master  Servicer or any  Subservicer  shall not enforce any prepayment  charge to the extent that such  enforcement  would violate any applicable law. In the event of any such  arrangement,  the Master
Servicer shall make timely  advances on the related  Mortgage Loan during the scheduled  period in accordance  with the  amortization  schedule of such  Mortgage  Loan  without  modification  thereof by reason of such  arrangements unless  otherwise  agreed to by the Holders of the Classes of Certificates  affected  thereby;  provided,  however, that no such extension shall be made if any advance would be a  Nonrecoverable  Advance.  Consistent with the terms of this Agreement,  the Master Servicer may also waive,  modify or vary any term of any Mortgage Loan or consent to the  postponement of strict  compliance with any such term or in any manner grant indulgence to any Mortgagor if in the Master  Servicer's  determination  such waiver,  modification,  postponement  or indulgence  is not  materially adverse to the  interests of the  Certificateholders  (taking into account any  estimated  Realized Loss that might result absent such action),  provided,  however,  that the Master Servicer may not modify  materially or permit any
Subservicer to modify any Mortgage  Loan,  including  without  limitation  any  modification  that would change the
Mortgage Rate,  forgive the payment of any principal or interest  (unless in connection with the liquidation of the related  Mortgage Loan or except in  connection  with  prepayments  to the extent that such  reamortization  is not inconsistent  with the terms of the Mortgage  Loan),  capitalize  any amounts  owing on the Mortgage Loan by adding such amount to the  outstanding  principal  balance of the Mortgage Loan, or extend the final maturity date of such
Mortgage  Loan,  unless such Mortgage Loan is in default or, in the judgment of the Master  Servicer,  such default is  reasonably  foreseeable.  No such  modification  shall  reduce the Mortgage  Rate on a Mortgage  Loan below the greater of  (A) one-half  of the Mortgage  Rate as in effect on the Cut-off Date and  (B) one-half  of the Mortgage
Rate as in effect on the date of such  modification,  but not less than the sum of the  Servicing  Fee Rate and the per annum rate at which the  Subservicing  Fee accrues.  The final maturity date for any Mortgage Loan shall not be extended  beyond the Maturity Date.  Also, the aggregate  principal  balance of all  Reportable  Modified  Mortgage
Loans  subject to Servicing  Modifications  (measured at the time of the  Servicing  Modification  and after giving effect to any Servicing  Modification)  can be no more than five percent of the aggregate  principal balance of the
Mortgage  Loans as of the  Cut-off  Date,  provided,  that such  limit may be  increased  from time to time if each
Rating Agency  provides  written  confirmation  that an increase in excess of that limit will not reduce the rating assigned to any  Class of  Certificates  by such Rating  Agency below the lower of the  then-current  rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency.  In addition,  any amounts owing on a Mortgage Loan added to the  outstanding  principal  balance of such Mortgage Loan must be fully amortized over the term of such Mortgage Loan, and such amounts may be added to the  outstanding  principal  balance of a Mortgage
Loan only once  during the life of such  Mortgage  Loan.  Also,  the  addition  of such  amounts  described  in the preceding  sentence  shall be  implemented  in  accordance  with the Program Guide and may be  implemented  only by
Subservicers  that  have  been  approved  by the  Master  Servicer  for  such  purposes.  In  connection  with  any
Curtailment  of a  Mortgage  Loan,  the Master  Servicer,  to the  extent  not  inconsistent  with the terms of the
Mortgage Note and local law and practice,  may permit the Mortgage  Loan to be  re-amortized  such that the Monthly
Payment is  recalculated  as an amount that will fully  amortize the  remaining  principal  balance  thereof by the original  maturity  date based on the original  Mortgage  Rate;  provided,  that such  reamortization  shall not be permitted if it would constitute a reissuance of the Mortgage Loan for federal income tax purposes.

(b)      The Master  Servicer shall  establish and maintain a Custodial  Account in which the Master Servicer shall deposit  or cause to be  deposited  on a daily  basis,  except  as  otherwise  specifically  provided  herein,  the following  payments and  collections  remitted by  Subservicers  or received by it in respect of the Mortgage Loans subsequent  to the  Cut-off  Date  (other  than in respect of  Monthly  Payments  due before or in the month of the
Cut-off Date):

(i)      All payments on account of principal,  including Principal  Prepayments made by Mortgagors on the Mortgage
         Loans  and the  principal  component  of any  Subservicer  Advance  or of any  REO  Proceeds  received  in connection with an REO Property for which an REO Disposition has occurred;

(ii)     All payments on account of interest at the Adjusted  Mortgage  Rate on the Mortgage  Loans,  including the interest  component of any Subservicer  Advance or of any REO Proceeds  received in connection with an REO
         Property for which an REO Disposition has occurred;

(iii)    Insurance  Proceeds,  Subsequent  Recoveries and Liquidation  Proceeds (net of any related expenses of the
         Subservicer);

(iv)     All proceeds of any Mortgage Loans  purchased  pursuant to  Section 2.02,  2.03,  2.04 or 4.07  (including amounts  received from  Residential  Funding pursuant to the last paragraph of Section 4 of the Assignment
         Agreement  in  respect  of  any  liability,  penalty  or  expense  that  resulted  from  a  breach  of the representation  and warranty set forth in clause  (xlvii) of Section 4 of the  Assignment  Agreement)  and all amounts  required to be  deposited  in  connection  with the  substitution  of a Qualified  Substitute
         Mortgage Loan pursuant to Section 2.03 or 2.04; and

(v)      Any amounts  required  to be  deposited  pursuant  to  Section 3.07(c)  and any  payments  or  collections received in the nature of prepayment charges.

The foregoing  requirements  for deposit in the  Custodial  Account shall be  exclusive,  it being  understood  and agreed that,  without  limiting the generality of the foregoing,  payments on the Mortgage Loans which are not part of the Trust Fund  (consisting of Monthly  Payments due before or in the month of the Cut-off Date) and payments or collections  consisting  of late  payment  charges or  assumption  fees may but need not be deposited by the Master
Servicer in the Custodial  Account.  In the event any amount not required to be deposited in the Custodial  Account is so  deposited,  the Master  Servicer  may at any time  withdraw  such amount  from the  Custodial  Account,  any provision  herein to the contrary  notwithstanding.  The Custodial  Account may contain funds that belong to one or more trust  funds  created for  mortgage  pass-through  certificates  of other  series and may contain  other funds respecting  payments on mortgage  loans  belonging to the Master  Servicer or serviced or master  serviced by it on behalf of  others.  Notwithstanding  such  commingling  of funds,  the Master  Servicer  shall  keep  records  that accurately  reflect  the funds on  deposit  in the  Custodial  Account  that have  been  identified  by it as being attributable  to the Mortgage  Loans.  With respect to Insurance  Proceeds,  Liquidation  Proceeds,  REO  Proceeds,
Subsequent  Recoveries and the proceeds of the purchase of any Mortgage Loan pursuant to Sections 2.02,  2.03, 2.04 and 4.07  received in any calendar  month,  the Master  Servicer may elect to treat such amounts as included in the
Available  Distribution  Amount for the Distribution  Date in the month of receipt,  but is not obligated to do so.
If the Master  Servicer so elects,  such amounts  will be deemed to have been  received  (and any related  Realized
Loss shall be deemed to have occurred) on the last day of the month prior to the receipt thereof.

(c)      The  Master  Servicer  shall use its best  efforts  to cause the  institution  maintaining  the  Custodial
Account to invest the funds in the Custodial  Account  attributable to the Mortgage Loans in Permitted  Investments which shall mature not later than the  Certificate  Account Deposit Date next following the date of such investment
(with the  exception of the Amount Held for Future  Distribution)  and which shall not be sold or disposed of prior to their  maturities.  All  income  and gain  realized  from any such  investment  shall be for the  benefit of the
Master Servicer as additional  servicing  compensation and shall be subject to its withdrawal or order from time to time.  The amount of any losses  incurred in respect of any such  investments  attributable  to the  investment  of amounts in respect of the Mortgage  Loans shall be deposited in the  Custodial  Account by the Master  Servicer out
of its own funds immediately as realized.

(d)      The Master  Servicer  shall give notice to the Trustee and the  Depositor of any change in the location of the Custodial Account and the location of the Certificate Account prior to the use thereof.

Section 3.08.     Subservicing Accounts; Servicing Accounts.

(a)      In those cases where a  Subservicer  is servicing a Mortgage Loan  pursuant to a  Subservicing  Agreement, the Master  Servicer  shall cause the  Subservicer,  pursuant  to the  Subservicing  Agreement,  to  establish  and maintain  one or more  Subservicing  Accounts  which  shall be an Eligible  Account  or, if such  account is not an
Eligible  Account,  shall generally  satisfy the  requirements of the Program Guide and be otherwise  acceptable to the Master  Servicer  and each  Rating  Agency.  The  Subservicer  will be  required  thereby  to deposit  into the
Subservicing  Account on a daily basis all  proceeds  of  Mortgage  Loans  received  by the  Subservicer,  less its
Subservicing Fees and unreimbursed  advances and expenses,  to the extent permitted by the Subservicing  Agreement.
If the Subservicing  Account is not an Eligible Account,  the Master Servicer shall be deemed to have received such monies  upon  receipt  thereof  by the  Subservicer.  The  Subservicer  shall not be  required  to  deposit  in the
Subservicing  Account  payments or  collections  in the nature of late charges or  assumption  fees, or payments or collections  received in the nature of prepayment  charges to the extent that the Subservicer is entitled to retain such amounts  pursuant to the  Subservicing  Agreement.  On or before the date specified in the Program Guide,  but in no event later than the  Determination  Date, the Master Servicer shall cause the  Subservicer,  pursuant to the
Subservicing  Agreement,  to remit to the Master  Servicer for deposit in the  Custodial  Account all funds held in the  Subservicing  Account with respect to each Mortgage Loan serviced by such  Subservicer that are required to be remitted to the Master  Servicer.  The Subservicer will also be required,  pursuant to the Subservicing  Agreement, to advance on such scheduled date of remittance  amounts equal to any scheduled  monthly  installments of principal and  interest  less its  Subservicing  Fees on any  Mortgage  Loans  for  which  payment  was not  received  by the
Subservicer.  This  obligation  to advance with respect to each Mortgage Loan will continue up to and including the first of the month following the date on which the related  Mortgaged  Property is sold at a foreclosure sale or is acquired by the Trust Fund by deed in lieu of  foreclosure or otherwise.  All such advances  received by the Master
Servicer shall be deposited promptly by it in the Custodial Account.

(b)      The  Subservicer  may also be required,  pursuant to the  Subservicing  Agreement,  to remit to the Master
Servicer for deposit in the  Custodial  Account  interest at the Adjusted  Mortgage  Rate (or Modified Net Mortgage
Rate plus the rate per annum at which the  Servicing  Fee accrues in the case of a Modified  Mortgage  Loan) on any
Curtailment  received  by such  Subservicer  in respect of a Mortgage  Loan from the related  Mortgagor  during any month that is to be applied by the  Subservicer  to reduce the unpaid  principal  balance of the  related  Mortgage
Loan as of the first day of such month,  from the date of application  of such  Curtailment to the first day of the following  month.  Any amounts paid by a Subservicer  pursuant to the preceding  sentence  shall be for the benefit of the Master Servicer as additional  servicing  compensation  and shall be subject to its withdrawal or order from time to time pursuant to Sections 3.10(a)(iv) and (v).

(c)      In addition to the  Custodial  Account and the  Certificate  Account,  the Master  Servicer  shall for any
Nonsubserviced  Mortgage Loan, and shall cause the  Subservicers  for Subserviced  Mortgage Loans to, establish and maintain one or more  Servicing  Accounts and deposit and retain  therein all  collections  from the Mortgagors (or advances from Subservicers) for the payment of taxes,  assessments,  hazard insurance  premiums,  Primary Insurance
Policy  premiums,  if applicable,  or comparable  items for the account of the Mortgagors.  Each Servicing  Account shall satisfy the requirements  for a Subservicing  Account and, to the extent permitted by the Program Guide or as is otherwise  acceptable  to the Master  Servicer,  may also function as a  Subservicing  Account.  Withdrawals  of amounts  related to the Mortgage  Loans from the Servicing  Accounts may be made only to effect  timely  payment of taxes,  assessments,  hazard insurance premiums,  Primary Insurance Policy premiums,  if applicable,  or comparable items, to reimburse the Master  Servicer or Subservicer  out of related  collections for any payments made pursuant to Sections 3.11 (with  respect to the Primary  Insurance  Policy) and 3.12(a) (with respect to hazard  insurance), to refund to any  Mortgagors  any sums as may be  determined  to be overages,  to pay  interest,  if  required,  to
Mortgagors  on  balances  in the  Servicing  Account  or to  clear  and  terminate  the  Servicing  Account  at the termination of this Agreement in accordance  with  Section 9.01  or in accordance  with the Program Guide.  As part of its servicing  duties,  the Master Servicer  shall,  and the  Subservicers  will,  pursuant to the  Subservicing
Agreements, be required to pay to the Mortgagors interest on funds in this account to the extent required by law.

(d)      The Master  Servicer  shall  advance the payments  referred to in the  preceding  subsection  that are not timely paid by the Mortgagors or advanced by the  Subservicers on the date when the tax,  premium or other cost for which such payment is intended is due, but the Master  Servicer  shall be required so to advance only to the extent that such advances,  in the good faith judgment of the Master Servicer,  will be recoverable by the Master Servicer out of Insurance Proceeds, Liquidation Proceeds or otherwise.

Section 3.09.     Access to Certain Documentation and Information Regarding the Mortgage Loans.

         In the event that  compliance  with this  Section 3.09  shall  make any  Class of  Certificates  legal for investment by federally  insured savings and loan  associations,  the Master  Servicer shall provide,  or cause the
Subservicers to provide,  to the Trustee,  the Office of Thrift  Supervision or the FDIC and the supervisory agents and examiners thereof access to the documentation  regarding the Mortgage Loans required by applicable  regulations of the Office of Thrift  Supervision,  such access being afforded  without charge but only upon reasonable  request and during normal  business  hours at the offices  designated by the Master  Servicer.  The Master  Servicer  shall permit such  representatives  to photocopy any such documentation and shall provide equipment for that purpose at a charge reasonably approximating the cost of such photocopying to the Master Servicer.

Section 3.10.     Permitted Withdrawals from the Custodial Account.

(a)      The Master  Servicer  may,  from time to time as provided  herein,  make  withdrawals  from the  Custodial
Account of amounts on deposit  therein  pursuant to  Section 3.07  that are  attributable to the Mortgage Loans for the following purposes:

(i)      to  make  deposits  into  the  Certificate  Account  in the  amounts  and in the  manner  provided  for in
         Section 4.01;

(ii)     to reimburse itself or the related Subservicer for previously  unreimbursed  Advances,  Servicing Advances or other  expenses  made  pursuant  to Sections  3.01,  3.07(a),  3.08,  3.11,  3.12(a),  3.14 and 4.04 or
         otherwise  reimbursable  pursuant to the terms of this Agreement,  such withdrawal  right being limited to amounts  received on the related  Mortgage Loans  (including,  for this purpose,  REO Proceeds,  Insurance
         Proceeds,   Liquidation  Proceeds  and  proceeds  from  the  purchase  of  a  Mortgage  Loan  pursuant  to
         Section 2.02,  2.03, 2.04 or 4.07) which represent (A) Late  Collections of Monthly Payments for which any such  advance  was made in the case of  Subservicer  Advances or Advances  pursuant  to  Section 4.04  and
         (B) recoveries of amounts in respect of which such advances were made in the case of Servicing Advances;

(iii)    to pay to itself or the related  Subservicer (if not previously  retained by such Subservicer) out of each payment  received by the Master  Servicer on account of interest  on a Mortgage  Loan as  contemplated  by
         Sections  3.14 and 3.16,  an amount  equal to that  remaining  portion of any such  payment as to interest
         (but not in excess of the Servicing  Fee and the  Subservicing  Fee, if not  previously  retained)  which, when  deducted,  will result in the remaining  amount of such interest  being interest at a rate per annum equal to the Net Mortgage  Rate (or Modified Net Mortgage  Rate in the case of a Modified  Mortgage  Loan)
         on the amount  specified  in the  amortization  schedule of the  related  Mortgage  Loan as the  principal balance  thereof at the  beginning  of the period  respecting  which such  interest  was paid after giving effect to any previous Curtailments;

(iv)     to pay to itself as additional  servicing  compensation any interest or investment  income earned on funds and other  property  deposited  in or credited to the  Custodial  Account  that it is entitled to withdraw pursuant to Section 3.07(c);

(v)      to pay to itself as additional  servicing  compensation any Foreclosure  Profits, and any amounts remitted by Subservicers as interest in respect of Curtailments pursuant to Section 3.08(b);

(vi)     to pay to itself, a Subservicer,  a Seller,  Residential  Funding,  the Depositor or any other appropriate
         Person,  as the case may be, with respect to each  Mortgage Loan or property  acquired in respect  thereof that has been purchased or otherwise  transferred pursuant to Section 2.02,  2.03, 2.04, 4.07 or 9.01, all amounts  received  thereon and not  required to be  distributed  to  Certificateholders  as of the date on which the related Stated Principal Balance or Purchase Price is determined;

(vii)    to reimburse itself or the related  Subservicer for any  Nonrecoverable  Advance or Advances in the manner and to the  extent  provided  in  subsection  (c) below,  and any  Advance or  Servicing  Advance  made in connection  with a modified  Mortgage Loan that is in default or, in the judgment of the Master  Servicer, default is reasonably  foreseeable  pursuant to  Section 3.07(a),  to the extent the amount of the Advance or Servicing  Advance was added to the Stated  Principal  Balance of the Mortgage Loan in a prior calendar month;

(viii)   to reimburse  itself or the Depositor  for expenses  incurred by and  reimbursable  to it or the Depositor pursuant to  Section 3.01(a),  3.11,  3.13,  3.14(c),  6.03,  10.01 or otherwise,  or in  connection  with enforcing  any  repurchase,  substitution  or  indemnification  obligation  of any Seller  (other than the
         Depositor or an Affiliate of the Depositor) pursuant to the related Seller's Agreement;

(ix)     to reimburse  itself for amounts  expended by it (a) pursuant to  Section 3.14 in good faith in connection with  the  restoration  of  property  damaged  by an  Uninsured  Cause,  and  (b) in  connection  with the liquidation of a Mortgage Loan or  disposition  of an REO Property to the extent not otherwise  reimbursed pursuant to clause (ii) or (viii) above;

(x)      to pay the Credit Risk Manager the Credit Risk Manager Fee; and

(xi)     to withdraw any amount  deposited in the Custodial  Account that was not required to be deposited  therein pursuant to Section 3.07,  including any payoff fees or penalties or any other additional  amounts payable to the Master Servicer or Subservicer pursuant to the terms of the Mortgage Note.

(b)      Since,  in  connection  with  withdrawals  pursuant  to  clauses  (ii),  (iii),  (v) and (vi),  the Master
Servicer's  entitlement  thereto is limited to  collections or other  recoveries on the related  Mortgage Loan, the
Master Servicer shall keep and maintain  separate  accounting,  on a Mortgage Loan by Mortgage Loan basis,  for the purpose of justifying any withdrawal from the Custodial Account pursuant to such clauses.

(c)      The Master  Servicer  shall be entitled to  reimburse  itself or the related  Subservicer  for any advance made in  respect  of a  Mortgage  Loan that the  Master  Servicer  determines  to be a  Nonrecoverable  Advance  by withdrawal  from the Custodial  Account of amounts on deposit  therein  attributable  to the Mortgage  Loans on any
Certificate  Account  Deposit  Date  succeeding  the date of such  determination.  Such right of  reimbursement  in respect of a  Nonrecoverable  Advance  relating to an Advance made pursuant to Section 4.04 on any such Certificate
Account  Deposit Date shall be limited to an amount not  exceeding the portion of such advance  previously  paid to
Certificateholders (and not theretofore reimbursed to the Master Servicer or the related Subservicer).

Section 3.11.     Maintenance of Primary Insurance Coverage.

(a)      The Master  Servicer  shall not take, or permit any  Subservicer to take, any action which would result in noncoverage  under any applicable  Primary  Insurance  Policy of any loss which,  but for the actions of the Master
Servicer or  Subservicer,  would have been covered  thereunder.  To the extent  coverage is  available,  the Master
Servicer  shall keep or cause to be kept in full force and effect  each such  Primary  Insurance  Policy  until the principal  balance of the related  Mortgage  Loan secured by a Mortgaged  Property is reduced to 80% or less of the
Appraised Value at origination in the case of such a Mortgage Loan having a  Loan-to-Value  Ratio at origination in excess of 80%,  provided  that such  Primary  Insurance  Policy was in place as of the Cut-off  Date and the Master
Servicer had knowledge of such Primary  Insurance  Policy.  The Master Servicer shall not cancel or refuse to renew any such Primary  Insurance  Policy  applicable to a  Nonsubserviced  Mortgage Loan, or consent to any  Subservicer canceling or refusing to renew any such Primary  Insurance Policy  applicable to a Mortgage Loan subserviced by it, that is in effect at the date of the  initial  issuance  of the  Certificates  and is  required to be kept in force hereunder unless the replacement  Primary  Insurance  Policy for such canceled or non-renewed  policy is maintained with an insurer  whose  claims-paying  ability is  acceptable  to each  Rating  Agency  for  mortgage  pass-through certificates  having a rating equal to or better than the lower of the  then-current  rating or the rating assigned to the Certificates as of the Closing Date by such Rating Agency.

(b)      In  connection  with its  activities  as  administrator  and  servicer of the Mortgage  Loans,  the Master
Servicer agrees to present or to cause the related  Subservicer to present,  on behalf of the Master Servicer,  the
Subservicer,  if any,  the  Trustee and  Certificateholders,  claims to the  insurer  under any  Primary  Insurance
Policies,  in a timely manner in accordance with such policies,  and, in this regard,  to take or cause to be taken such reasonable  action as shall be necessary to permit recovery under any Primary  Insurance  Policies  respecting defaulted  Mortgage  Loans.  Pursuant to  Section 3.07,  any  Insurance  Proceeds  collected  by or remitted to the
Master  Servicer  under any Primary  Insurance  Policies  shall be deposited in the Custodial  Account,  subject to withdrawal pursuant to Section 3.10.

Section 3.12.     Maintenance of Fire Insurance and Omissions and Fidelity Coverage.

(a)      The Master  Servicer  shall cause to be maintained  for each Mortgage  Loan fire  insurance  with extended coverage in an amount which is equal to the lesser of the principal  balance owing on such Mortgage Loan  (together with the principal  balance of any mortgage loan secured by a lien that is senior to the Mortgage  Loan) or 100% of the insurable value of the  improvements;  provided,  however,  that such coverage may not be less than the minimum amount  required to fully  compensate for any loss or damage on a replacement  cost basis.  To the extent it may do so without  breaching the related  Subservicing  Agreement,  the Master Servicer shall replace any Subservicer that does not cause such  insurance,  to the extent it is available,  to be maintained.  The Master  Servicer shall also cause to be  maintained on property  acquired upon  foreclosure,  or deed in lieu of  foreclosure,  of any Mortgage
Loan, fire insurance with extended  coverage in an amount which is at least equal to the amount  necessary to avoid the  application  of any  co-insurance  clause  contained  in the  related  hazard  insurance  policy.  Pursuant to
Section 3.07,  any amounts  collected  by the Master  Servicer  under any such  policies  (other than amounts to be applied to the  restoration  or repair of the  related  Mortgaged  Property or  property  thus  acquired or amounts released  to the  Mortgagor  in  accordance  with the  Master  Servicer's  normal  servicing  procedures)  shall be deposited in the  Custodial  Account,  subject to  withdrawal  pursuant to  Section 3.10.  Any cost incurred by the
Master Servicer in maintaining any such insurance shall not, for the purpose of calculating  monthly  distributions to  Certificateholders,  be added to the amount owing under the Mortgage  Loan,  notwithstanding  that the terms of the Mortgage Loan so permit.  Such costs shall be recoverable  by the Master  Servicer out of related late payments by the Mortgagor or out of Insurance  Proceeds and Liquidation  Proceeds to the extent  permitted by  Section 3.10.
It is understood  and agreed that no earthquake  or other  additional  insurance is to be required of any Mortgagor or maintained on property  acquired in respect of a Mortgage Loan other than pursuant to such  applicable  laws and regulations  as shall at any  time be in  force  and as shall  require  such  additional  insurance.  Whenever  the improvements  securing a Mortgage Loan are located at the time of  origination of such Mortgage Loan in a federally designated  special flood hazard area, the Master  Servicer shall cause flood  insurance (to the extent  available)
to be  maintained in respect  thereof.  Such flood  insurance  shall be in an amount equal to the lesser of (i) the amount  required to  compensate  for any loss or damage to the Mortgaged  Property on a replacement  cost basis and
(ii) the maximum amount of such  insurance  available for the related  Mortgaged  Property under the national flood insurance  program  (assuming that the area in which such Mortgaged  Property is located is  participating  in such program).

         In the event that the Master  Servicer  shall  obtain and maintain a blanket  fire  insurance  policy with extended coverage  insuring against hazard losses on all of the Mortgage Loans, it shall  conclusively be deemed to have  satisfied its  obligations as set forth in the first sentence of this  Section 3.12(a),  it being  understood and agreed  that such policy may contain a  deductible  clause,  in which case the Master  Servicer  shall,  in the event that there shall not have been  maintained  on the related  Mortgaged  Property a policy  complying  with the first  sentence of this  Section 3.12(a)  and there  shall have been a loss which  would have been  covered by such policy,  deposit in the  Certificate  Account the amount not otherwise  payable under the blanket policy because of such deductible  clause.  Any such deposit by the Master Servicer shall be made on the Certificate  Account Deposit
Date next  preceding the  Distribution  Date which occurs in the month  following the month in which payments under any such  policy  would have been  deposited  in the  Custodial  Account.  In  connection  with its  activities  as administrator and servicer of the Mortgage Loans, the Master Servicer agrees to present,  on behalf of itself,  the
Trustee and Certificateholders, claims under any such blanket policy.

(b)      The  Master  Servicer  shall  obtain and  maintain  at its own  expense  and keep in full force and effect throughout  the term of this  Agreement  a blanket  fidelity  bond and an errors  and  omissions  insurance  policy covering the Master  Servicer's  officers and employees and other persons  acting on behalf of the Master  Servicer in connection  with its  activities  under this  Agreement.  The amount of coverage  shall be at least equal to the coverage  that would be required by Fannie Mae or Freddie  Mac,  whichever  is greater,  with respect to the Master
Servicer if the Master  Servicer were  servicing  and  administering  the Mortgage  Loans for Fannie Mae or Freddie
MAC.  In the  event  that any such bond or policy  ceases to be in  effect,  the  Master  Servicer  shall  obtain a comparable  replacement bond or policy from an issuer or insurer, as the case may be, meeting the requirements,  if any, of the Program  Guide and  acceptable  to the  Depositor.  Coverage of the Master  Servicer  under a policy or bond obtained by an Affiliate of the Master  Servicer and providing the coverage  required by this  Section 3.12(b)
shall satisfy the requirements of this Section 3.12(b).

Section 3.13.     Enforcement of Due-on-Sale Clauses; Assumption and Modification Agreements; Certain Assignments.

(a)      When any Mortgaged  Property is conveyed by the  Mortgagor,  the Master  Servicer or  Subservicer,  to the
extent it has knowledge of such  conveyance,  shall enforce any due-on-sale  clause  contained in any Mortgage Note or Mortgage,  to the extent  permitted under applicable law and  governmental  regulations,  but only to the extent that such  enforcement  will not  adversely  affect or jeopardize  coverage  under any Required  Insurance  Policy.
Notwithstanding  the  foregoing:  (i)  the  Master  Servicer  shall  not be  deemed  to be in  default  under  this
Section 3.13(a)  by reason of any  transfer  or  assumption  which the Master  Servicer is  restricted  by law from preventing;  and (ii) if the Master  Servicer  determines  that it is  reasonably  likely that any  Mortgagor  will bring,  or if any  Mortgagor  does bring,  legal action to declare  invalid or  otherwise  avoid  enforcement  of a due-on-sale  clause  contained  in any  Mortgage  Note or Mortgage,  the Master  Servicer  shall not be required to enforce the due-on-sale clause or to contest such action.

(b)      Subject to the Master  Servicer's or  Subservicer's  duty to enforce any due-on-sale  clause to the extent set  forth in  Section 3.13(a),  in any case in which a  Mortgaged  Property  is to be  conveyed  to a Person  by a
Mortgagor,  and such Person is to enter into an assumption or modification  agreement or supplement to the Mortgage
Note or Mortgage  which  requires the  signature  of the  Trustee,  or if an  instrument  of release  signed by the
Trustee is  required  releasing  the  Mortgagor  from  liability  on the  Mortgage  Loan,  the Master  Servicer  is authorized,  subject to the requirements of the sentence next following,  to execute and deliver,  on behalf of the
Trustee,  the  assumption  agreement  with the Person to whom the  Mortgaged  Property is to be  conveyed  and such modification  agreement or supplement to the Mortgage Note or Mortgage or other  instruments  as are  reasonable or necessary to carry out the terms of the Mortgage Note or Mortgage or otherwise to comply with any  applicable  laws regarding  assumptions or the transfer of the Mortgaged Property to such Person;  provided,  however,  none of such terms and requirements  shall both constitute a "significant  modification"  effecting an exchange or reissuance of such Mortgage Loan under the Code (or final,  temporary or proposed Treasury  regulations  promulgated  thereunder)
and cause any  REMIC created  hereunder to fail to qualify as a REMIC under the Code or the  imposition  of any tax on "prohibited  transactions"  or  "contributions"  after the Startup Date under the REMIC  Provisions.  The Master
Servicer  shall  execute and deliver such  documents  only if it reasonably  determines  that (i) its execution and delivery  thereof will not  conflict  with or violate any terms of this  Agreement or cause the unpaid  balance and interest on the Mortgage  Loan to be  uncollectible  in whole or in part,  (ii) any  required  consents of insurers under any Required  Insurance  Policies have been obtained and (iii)  subsequent to the closing of the  transaction involving the  assumption  or transfer (A) the Mortgage  Loan will continue to be secured by a first  mortgage lien
(or,  with respect to any junior  lien,  a junior lien of the same  priority in relation to any senior lien on such
Mortgage Loan) pursuant to the terms of the Mortgage,  (B) such  transaction will not adversely affect the coverage under any Required Insurance  Policies,  (C) the Mortgage Loan will fully amortize over the remaining term thereof,
(D) no material term of the Mortgage Loan  (including  the interest rate on the Mortgage  Loan) will be altered nor will the term of the Mortgage Loan be changed and (E) if the  seller/transferor  of the Mortgaged Property is to be released from  liability on the Mortgage Loan, the  buyer/transferee  of the Mortgaged  Property would be qualified to assume the Mortgage Loan based on generally  comparable  credit  quality and such release will not (based on the
Master Servicer's or Subservicer's  good faith  determination)  adversely affect the collectability of the Mortgage
Loan.  Upon receipt of appropriate  instructions  from the Master  Servicer in accordance  with the foregoing,  the
Trustee shall execute any necessary  instruments  for such  assumption or  substitution of liability as directed by the Master  Servicer.  Upon the closing of the  transactions  contemplated by such  documents,  the Master Servicer shall cause the  originals or true and correct  copies of the  assumption  agreement,  the release (if any), or the modification  or  supplement  to the Mortgage  Note or Mortgage to be delivered to the Trustee or the Custodian and deposited  with the  Mortgage  File for such  Mortgage  Loan.  Any fee  collected  by the Master  Servicer  or such related  Subservicer  for entering into an assumption or  substitution  of liability  agreement will be retained by the Master Servicer or such Subservicer as additional servicing compensation.

(c)      The Master  Servicer  or the  related  Subservicer,  as the case may be,  shall be  entitled  to approve a request  from a Mortgagor  for a partial  release of the related  Mortgaged  Property,  the granting of an easement thereon in favor of another  Person,  any  alteration  or  demolition  of the related  Mortgaged  Property or other similar  matters if it has determined,  exercising its good faith business  judgment in the same manner as it would if it were the owner of the related  Mortgage Loan,  that the security for, and the timely and full  collectability of, such  Mortgage Loan would not be adversely  affected  thereby and that any REMIC  created  hereunder  would not fail to continue to qualify as a REMIC under the Code as a result  thereof and (subject to  Section 10.01(f))  that no tax on  "prohibited  transactions"  or  "contributions"  after the  Startup  Date  would be imposed on any REMIC created  hereunder as a result  thereof.  Any fee collected by the Master  Servicer or the related  Subservicer for processing  such a request will be retained by the Master  Servicer or such  Subservicer  as  additional  servicing compensation.

(d)      Subject to any other  applicable  terms and conditions of this Agreement,  the Trustee and Master Servicer shall be entitled to approve an  assignment in lieu of  satisfaction  with respect to any Mortgage  Loan,  provided the obligee with respect to such Mortgage Loan following such proposed  assignment  provides the Trustee and Master
Servicer with a "Lender  Certification  for Assignment of Mortgage Loan" in the form attached  hereto as Exhibit M, in form and  substance  satisfactory  to the Trustee and Master  Servicer,  providing the  following:  (i) that the
Mortgage  Loan is  secured by  Mortgaged  Property  located in a  jurisdiction  in which an  assignment  in lieu of satisfaction  is required to preserve  lien  priority,  minimize or avoid  mortgage  recording  taxes or  otherwise comply with, or  facilitate a  refinancing  under,  the laws of such  jurisdiction;  (ii) that the substance of the assignment is, and is intended to be, a refinancing  of such Mortgage Loan and that the form of the  transaction is solely to comply  with,  or  facilitate  the  transaction  under,  such local laws;  (iii) that the  Mortgage  Loan following  the proposed  assignment  will have a rate of interest more than the greater of (A) 3% and (B) 5% of the annual yield of the unmodified  Mortgage  Loan,  below or above the rate of interest on such Mortgage Loan prior to such  proposed  assignment;  and (iv) that such  assignment  is at the  request of the  borrower  under the related
Mortgage  Loan.  Upon approval of an  assignment in lieu of  satisfaction  with respect to any Mortgage  Loan,  the
Master Servicer shall receive cash in an amount equal to the unpaid  principal  balance of and accrued  interest on such  Mortgage  Loan,  and the Master  Servicer  shall  treat such amount as a  Principal  Prepayment  in Full with respect to such Mortgage Loan for all purposes hereof.

Section 3.14.     Realization Upon Defaulted Mortgage Loans.

(a)      The Master  Servicer  shall  foreclose  upon or  otherwise  comparably  convert  (which may include an REO
Acquisition)  the ownership of properties  securing such of the Mortgage Loans as come into and continue in default and as to which no  satisfactory  arrangements  can be made for  collection  of  delinquent  payments  pursuant  to
Section 3.07.  Alternatively,  the Master Servicer may take other actions in respect of a defaulted  Mortgage Loan, which may  include  (i)  accepting  a short sale (a payoff of the  Mortgage  Loan for an amount less than the total amount  contractually  owed in order to facilitate a sale of the Mortgaged Property by the Mortgagor) or permitting a short refinancing (a payoff of the Mortgage Loan for an amount less than the total amount  contractually  owed in order to facilitate  refinancing  transactions  by the  Mortgagor not involving a sale of the Mortgaged  Property),
(ii)  arranging for a repayment  plan or (iii)  agreeing to a  modification  in accordance  with  Section 3.07.  In connection  with such  foreclosure  or other  conversion or action,  the Master  Servicer  shall,  consistent  with
Section 3.11,  follow such practices and procedures as it shall deem necessary or advisable, as shall be normal and usual in its general  mortgage  servicing  activities  and as shall be required or permitted by the Program  Guide;
provided that the Master  Servicer  shall not be liable in any respect  hereunder if the Master  Servicer is acting in connection  with any such  foreclosure  or other  conversion  or action in a manner that is consistent  with the provisions  of this  Agreement.  The Master  Servicer,  however,  shall not be  required to expend its own funds or incur other  reimbursable  charges in  connection  with any  foreclosure,  or  attempted  foreclosure  which is not completed,  or towards the correction of any default on a related senior  mortgage loan, or towards the restoration of any property unless it shall determine (i) that such restoration  and/or  foreclosure will increase the proceeds of  liquidation  of the Mortgage  Loan to Holders of  Certificates  of one or more Classes after  reimbursement  to itself for such  expenses or charges and (ii) that such  expenses  and charges  will be  recoverable  to it through
Liquidation  Proceeds,  Insurance Proceeds,  or REO Proceeds  (respecting which it shall have priority for purposes of withdrawals from the Custodial  Account  pursuant to Section 3.10,  whether or not such expenses and charges are actually  recoverable  from related  Liquidation  Proceeds,  Insurance  Proceeds or REO Proceeds).  In the event of such a  determination  by the Master  Servicer  pursuant  to this  Section 3.14(a),  the Master  Servicer  shall be entitled to  reimbursement  of its funds so expended  pursuant to  Section 3.10.  In addition,  the Master Servicer may pursue any remedies that may be available in  connection  with a breach of a  representation  and warranty with respect to any such Mortgage Loan in accordance  with Sections 2.03 and 2.04.  However,  the Master Servicer is not
required to continue to pursue both  foreclosure  (or similar  remedies)  with  respect to the  Mortgage  Loans and remedies in connection  with a breach of a  representation  and warranty if the Master  Servicer  determines in its reasonable  discretion  that one such  remedy is more  likely to result in a greater  recovery  as to the  Mortgage
LOAN.  Upon the  occurrence  of a Cash  Liquidation  or REO  Disposition,  following  the deposit in the  Custodial
Account of all  Insurance  Proceeds,  Liquidation  Proceeds and other  payments and  recoveries  referred to in the definition  of "Cash  Liquidation"  or "REO  Disposition,"  as  applicable,  upon receipt by the Trustee of written notification  of such deposit  signed by a Servicing  Officer,  the Trustee or any  Custodian,  as the case may be, shall  release to the Master  Servicer the related  Mortgage  File and the Trustee  shall  execute and deliver such instruments of transfer or assignment prepared by the Master Servicer,  in each case without recourse,  as shall be necessary  to vest in the Master  Servicer or its  designee,  as the case may be, the related  Mortgage  Loan,  and thereafter  such  Mortgage  Loan shall not be part of the Trust Fund.  Notwithstanding  the  foregoing or any other provision of this Agreement,  in the Master Servicer's sole discretion with respect to any defaulted  Mortgage Loan or REO Property as to either of the following  provisions,  (i) a Cash Liquidation or REO Disposition may be deemed to have occurred if  substantially  all amounts  expected by the Master  Servicer to be received in connection with the related  defaulted  Mortgage Loan or REO Property have been received,  and (ii) for purposes of determining the amount of any  Liquidation  Proceeds,  Insurance  Proceeds,  REO Proceeds or other  unscheduled  collections or the amount of any Realized  Loss,  the Master  Servicer may take into account  minimal  amounts of additional  receipts expected to be received or any  estimated  additional  liquidation  expenses  expected to be incurred in connection with the related defaulted Mortgage Loan or REO Property.

(b)      In the event that title to any  Mortgaged  Property is  acquired  by the Trust Fund as an REO  Property by foreclosure  or by deed in lieu of  foreclosure,  the deed or certificate of sale shall be issued to the Trustee or to its nominee on behalf of  Certificateholders.  Notwithstanding  any such  acquisition of title and  cancellation of the  related  Mortgage  Loan,  such REO  Property  shall  (except as  otherwise  expressly  provided  herein) be considered to be an  Outstanding  Mortgage Loan held in the Trust Fund until such time as the REO Property shall be sold.  Consistent  with the  foregoing  for  purposes of all  calculations  hereunder  so long as such REO Property shall be  considered  to be an  Outstanding  Mortgage  Loan it  shall be  assumed  that,  notwithstanding  that the indebtedness  evidenced  by the  related  Mortgage  Note shall have been  discharged,  such  Mortgage  Note and the related  amortization  schedule in effect at the time of any such  acquisition of title (after giving effect to any previous  Curtailments and before any adjustment  thereto by reason of any bankruptcy or similar  proceeding or any moratorium or similar waiver or grace period) remain in effect.

(c)      In the event that the Trust Fund  acquires any REO Property as aforesaid or otherwise in  connection  with a default or imminent  default on a Mortgage  Loan,  the Master  Servicer on behalf of the Trust Fund shall dispose of such REO Property as soon as practicable,  giving due consideration to the interests of the  Certificateholders, but in all  cases,  within  three  full  years  after the  taxable  year of its  acquisition  by the Trust Fund for purposes of  Section 860G(a)(8)  of the Code (or such shorter  period as may be necessary  under  applicable  state
(including  any state in which  such  property  is  located)  law to  maintain  the  status of each  REMIC  created hereunder  as a REMIC  under  applicable  state law and avoid  taxes  resulting  from such  property  failing to be foreclosure  property under applicable state law) or, at the expense of the Trust Fund, request,  more than 60 days before the day on which such grace  period would  otherwise  expire,  an extension of such grace period  unless the
Master  Servicer  (subject to  Section 10.01(f))  obtains for the Trustee an Opinion of Counsel,  addressed  to the
Trustee and the Master Servicer,  to the effect that the holding by the Trust Fund of such REO Property  subsequent to such period will not result in the imposition of taxes on "prohibited  transactions"  as defined in Section 860F of the Code or cause any REMIC  created  hereunder  to fail to qualify as a REMIC (for  federal (or any  applicable
State or local) income tax purposes) at any time that any  Certificates  are  outstanding,  in which case the Trust
Fund may  continue to hold such REO  Property  (subject to any  conditions  contained  in such Opinion of Counsel).
The Master  Servicer  shall be entitled  to be  reimbursed  from the  Custodial  Account for any costs  incurred in obtaining  such  Opinion of Counsel,  as provided in  Section 3.10.  Notwithstanding  any other  provision  of this
Agreement,  no REO  Property  acquired  by the Trust Fund shall be rented (or  allowed to continue to be rented) or otherwise  used by or on behalf of the Trust  Fund in such a manner or  pursuant  to any terms that would (i) cause such REO Property to fail to qualify as  "foreclosure  property"  within the meaning of  Section 860G(a)(8)  of the
Code or (ii)  subject any REMIC  created  hereunder  to the  imposition  of any federal  income taxes on the income earned from such REO Property,  including any taxes imposed by reason of  Section 860G(c)  of the Code,  unless the
Master  Servicer has agreed to indemnify  and hold  harmless the Trust Fund with respect to the  imposition  of any such taxes.

(d)      The proceeds of any Cash  Liquidation,  REO  Disposition  or purchase or  repurchase  of any Mortgage Loan pursuant to the terms of this  Agreement,  as well as any recovery  (other than  Subsequent  Recoveries)  resulting from a collection of Liquidation  Proceeds,  Insurance  Proceeds or REO Proceeds,  will be applied in the following order of  priority:  first,  to  reimburse  the Master  Servicer  or the related  Subservicer  in  accordance  with
Section 3.10(a)(ii);  second,  to the  Certificateholders  to the extent of  accrued  and  unpaid  interest  on the
Mortgage  Loan, and any related REO Imputed  Interest,  at the Net Mortgage Rate (or the Modified Net Mortgage Rate
in the case of a Modified  Mortgage  Loan),  to the Due Date in the  related Due Period  prior to the  Distribution
Date on which such amounts are to be distributed;  third, to the  Certificateholders  as a recovery of principal on the Mortgage Loan (or REO Property);  fourth,  to all Servicing Fees and Subservicing  Fees payable  therefrom (and the Master Servicer and the Subservicer  shall have no claims for any deficiencies  with respect to such fees which result from the foregoing allocation); and fifth, to Foreclosure Profits.

(e)      In the  event  of a  default  on a  Mortgage  Loan one or more of whose  obligors  is not a United  States
Person,  in  connection  with  any  foreclosure  or  acquisition  of a  deed  in  lieu  of  foreclosure  (together,
"foreclosure")  in respect of such Mortgage Loan, the Master Servicer shall cause compliance with the provisions of
Treasury  Regulation Section 1.1445-2(d)(3)  (or any successor thereto) necessary to assure that no withholding tax obligation  arises with respect to the proceeds of such foreclosure  except to the extent, if any, that proceeds of such foreclosure are required to be remitted to the obligors on such Mortgage Loan.

Section 3.15.     Trustee to Cooperate; Release of Custodial Files.

(a)      Upon  becoming  aware of the  payment  in full of any  Mortgage  Loan,  or upon the  receipt by the Master
Servicer of a  notification  that payment in full will be escrowed in a manner  customary  for such  purposes,  the
Master Servicer shall  immediately  notify the Trustee (if it holds the related  Mortgage File) or the Custodian by a  certification  of a Servicing  Officer  (which  certification  shall  include a statement to the effect that all amounts  received or to be received in  connection  with such  payment  which are  required to be  deposited in the
Custodial Account pursuant to Section 3.07  have been or will be so deposited),  substantially in the form attached hereto as Exhibit G,  or, in the case of a Custodian,  an electronic request in a form acceptable to the Custodian, requesting  delivery to it of the Mortgage  File.  Upon  receipt of such  certification  and  request,  the Trustee shall promptly release,  or cause the Custodian to release,  the related Mortgage File to the Master Servicer.  The
Master  Servicer is  authorized  to execute  and deliver to the  Mortgagor  the request for  reconveyance,  deed of reconveyance  or release or  satisfaction  of  mortgage  or such  instrument  releasing  the lien of the  Mortgage, together with the Mortgage Note with, as appropriate,  written  evidence of  cancellation  thereon and to cause the removal from the  registration  on the MERS(R)System of such  Mortgage and to execute and deliver,  on behalf of the
Trustee and the  Certificateholders  or any of them, any and all  instruments of satisfaction or cancellation or of partial or full release,  including any applicable UCC termination  statements.  No expenses incurred in connection with any instrument of  satisfaction or deed of  reconveyance  shall be chargeable to the Custodial  Account or the
Certificate Account.

(b)      From time to time as is  appropriate  for the servicing or  foreclosure  of any Mortgage  Loan, the Master
Servicer  shall  deliver to the  Custodian,  with a copy to the  Trustee,  a  certificate  of a  Servicing  Officer substantially in the form attached as Exhibit G hereto,  or, in the case of a Custodian,  an electronic  request in a form acceptable to the Custodian,  requesting that possession of all, or any document  constituting  part of, the
Mortgage  File be released to the Master  Servicer and  certifying  as to the reason for such release and that such release will not  invalidate  any  insurance  coverage  provided in respect of the Mortgage Loan under any Required
Insurance  Policy.  Upon receipt of the foregoing,  the Trustee shall  deliver,  or cause the Custodian to deliver, the Mortgage File or any document  therein to the Master  Servicer.  The Master  Servicer shall cause each Mortgage
File or any document  therein so released to be returned to the Trustee,  or the Custodian as agent for the Trustee when the need therefor by the Master  Servicer no longer exists,  unless (i) the Mortgage Loan has been  liquidated and the  Liquidation  Proceeds  relating to the  Mortgage  Loan have been  deposited  in the  Custodial  Account or
(ii) the Mortgage File or such document has been delivered directly or through a Subservicer to an attorney,  or to a public  trustee or other public  official as required by law, for purposes of initiating or pursuing legal action or other  proceedings for the foreclosure of the Mortgaged  Property either judicially or  non-judicially,  and the
Master  Servicer  has  delivered  directly or through a  Subservicer  to the Trustee a  certificate  of a Servicing
Officer  certifying  as to the name and  address of the Person to which such  Mortgage  File or such  document  was delivered and the purpose or purposes of such  delivery.  In the event of the  liquidation  of a Mortgage Loan, the
Trustee  shall  deliver the Request for Release  with respect  thereto to the Master  Servicer  upon the  Trustee's receipt of  notification  from the Master  Servicer  of the  deposit of the  related  Liquidation  Proceeds  in the
Custodial Account.

(c)      The  Trustee or the Master  Servicer  on the  Trustee's  behalf  shall  execute  and deliver to the Master
Servicer,  if necessary,  any court  pleadings,  requests for trustee's  sale or other  documents  necessary to the foreclosure  or  trustee's  sale in  respect  of a  Mortgaged  Property  or to any legal  action  brought to obtain judgment against any Mortgagor on the Mortgage Note or Mortgage or to obtain a deficiency  judgment,  or to enforce any other  remedies  or rights  provided by the  Mortgage  Note or Mortgage  or  otherwise  available  at law or in equity.  Together with such  documents or pleadings (if signed by the Trustee),  the Master  Servicer shall deliver to the Trustee a certificate  of a Servicing  Officer  requesting  that such  pleadings or documents be executed by the Trustee and  certifying  as to the reason such  documents or pleadings  are required and that the execution and delivery  thereof by the Trustee shall not invalidate any insurance  coverage under any Required  Insurance  Policy or  invalidate  or  otherwise  affect  the lien of the  Mortgage,  except for the  termination  of such a lien upon completion of the foreclosure or trustee's sale.

Section 3.16.     Servicing and Other Compensation; Compensating Interest.

(a)      The Master Servicer,  as compensation for its activities  hereunder,  shall be entitled to receive on each
Distribution  Date the amounts  provided for by clauses (iii),  (iv), (v) and (vi) of  Section 3.10(a),  subject to clause (e) below.  The amount of servicing  compensation  provided for in such clauses  shall be accounted for on a
Mortgage  Loan-by-Mortgage  Loan  basis.  In the  event  that  Liquidation  Proceeds,  Insurance  Proceeds  and REO
Proceeds (net of amounts reimbursable therefrom pursuant to  Section 3.10(a)(ii))  in respect of a Cash Liquidation or REO Disposition  exceed the unpaid principal  balance of such Mortgage Loan plus unpaid interest accrued thereon
(including  REO Imputed  Interest) at a per annum rate equal to the related Net Mortgage  Rate (or the Modified Net
Mortgage Rate in the case of a Modified  Mortgage Loan),  the Master Servicer shall be entitled to retain therefrom and  to  pay to  itself  and/or  the  related  Subservicer,  any  Foreclosure  Profits  and  any  Servicing  Fee or
Subservicing Fee considered to be accrued but unpaid.

(b)      Additional  servicing  compensation  in the form of  assumption  fees,  late payment  charges,  investment income on amounts in the  Custodial  Account or the  Certificate  Account or  otherwise  shall be  retained  by the
Master  Servicer  or the  Subservicer  to the extent  provided  herein,  subject  to clause  (e) below.  Prepayment charges  shall be  deposited  into the  Certificate  Account  and  shall be paid on each  Distribution  Date to the holders of the Class SB Certificates.

(c)      The Master  Servicer  shall be  required  to pay,  or cause to be paid,  all  expenses  incurred  by it in connection  with its  servicing  activities  hereunder  (including  payment of premiums  for the Primary  Insurance
Policies,  if any, to the extent such premiums are not required to be paid by the related Mortgagors,  and the fees and  expenses of the Trustee and any  Custodian)  and shall not be  entitled to  reimbursement  therefor  except as specifically provided in Sections 3.10 and 3.14.

(d)      The Master Servicer's right to receive  servicing  compensation may not be transferred in whole or in part except in  connection  with the transfer of all of its  responsibilities  and  obligations  of the Master  Servicer under this Agreement.

(e)      Notwithstanding  clauses (a) and (b) above, the amount of servicing  compensation that the Master Servicer shall be entitled to receive for its  activities  hereunder for the period ending on each  Distribution  Date shall be reduced (but not below zero) by the amount of  Compensating  Interest (if any) for such  Distribution  Date used to cover  Prepayment  Interest  Shortfalls as provided in  Section 3.16(f)  below.  Such reduction shall be applied during such period as follows:  first,  to any Servicing Fee or  Subservicing  Fee to which the Master  Servicer is entitled  pursuant to  Section 3.10(a)(iii);  and second,  to any income or gain  realized  from any  investment of funds held in the Custodial  Account or the Certificate  Account to which the Master Servicer is entitled  pursuant to Sections  3.07(c) or 4.01(c),  respectively.  In making such  reduction,  the Master Servicer shall not withdraw from the  Custodial  Account  any such amount  representing  all or a portion of the  Servicing  Fee to which it is entitled  pursuant  to  Section 3.10(a)(iii)  and shall not  withdraw  from the  Custodial  Account or  Certificate
Account any such amount to which it is entitled pursuant to Section 3.07(c) or 4.01(c).

(f)      With respect to any  Distribution  Date,  Prepayment  Interest  Shortfalls  on the Mortgage  Loans will be covered first, by the Master  Servicer,  but only to the extent such Prepayment  Interest  Shortfalls do not exceed
Eligible Master Servicing Compensation.

Section 3.17.     Reports to the Trustee and the Depositor.

         Not later than  fifteen days  after it receives a written  request from the Trustee or the Depositor,  the
Master  Servicer  shall  forward to the Trustee and the  Depositor a statement,  certified by a Servicing  Officer, setting  forth the status of the  Custodial  Account as of the close of  business on such  Distribution  Date as it relates to the Mortgage Loans and showing,  for the period covered by such statement,  the aggregate of deposits in or withdrawals from the Custodial  Account in respect of the Mortgage Loans for each category of deposit  specified in Section 3.07 and each category of withdrawal specified in Section 3.10.

Section 3.18.     Annual Statement as to Compliance and Servicing Assessment.

         The Master  Servicer  shall deliver to the Depositor and the Trustee on or before the earlier of (a) March
31 of each year or (b) with respect to any calendar  year during which the  Depositor's  annual report on Form 10-K is required to be filed in accordance with the Exchange Act and the rules and  regulations of the  Commission,  the date on which the annual  report on Form 10-K is required to be filed in  accordance  with the Exchange Act and the rules and regulations of the Commission,  (i) a servicing assessment as described in  Section 4.03(f)(ii)  and (ii)
a servicer  compliance  statement,  signed by an authorized  officer of the Master Servicer,  as described in Items
1122(a), 1122(b) and 1123 of Regulation AB, to the effect that:

(A)      A review of the Master  Servicer's  activities  during the reporting  period and of its performance  under this Agreement has been made under such officer's supervision.

(B)      To the best of such officer's  knowledge,  based on such review,  the Master Servicer has fulfilled all of its obligations  under this Agreement in all material  respects  throughout the reporting  period or,  if there  has been a  failure  to  fulfill  any such  obligation  in any  material  respect, specifying each such failure known to such officer and the nature and status thereof.

         The  Master  Servicer  shall  use  commercially  reasonable  efforts  to  obtain  from all  other  parties participating  in the servicing  function any additional  certifications  required under Item 1123 of Regulation AB to the extent required to be included in a Report on Form 10-K;  provided,  however,  that a failure to obtain such certifications  shall not be a breach of the Master  Servicer's duties hereunder if any such party fails to deliver such a certification.

Section 3.19.     Annual Independent Public Accountants' Servicing Report.

         On or before the  earlier of (a) March 31 of each year or (b) with  respect to any  calendar  year  during which the  Depositor's  annual report on Form 10-K is required to be filed in accordance  with the Exchange Act and the rules and  regulations  of the  Commission,  the date on which the  annual  report is  required  to be filed in accordance  with the Exchange  Act and the rules and  regulations  of the  Commission,  the Master  Servicer at its
expense shall cause a firm of independent public  accountants,  which shall be members of the American Institute of
Certified  Public  Accountants,  to furnish to the Depositor and the Trustee the  attestation  required  under Item
1122(b) of  Regulation AB.  In rendering such statement,  such firm may rely, as to matters  relating to the direct servicing of mortgage loans by Subservicers,  upon comparable statements for examinations  conducted by independent public  accountants  substantially in accordance with standards  established by the American Institute of Certified
Public Accountants (rendered within one year of such statement) with respect to such Subservicers.

Section 3.20.     Right of the Depositor in Respect of the Master Servicer.

         The Master  Servicer shall afford the Depositor and the Trustee,  upon  reasonable  notice,  during normal business  hours access to all records  maintained by the Master  Servicer in respect of its rights and  obligations hereunder  and access to officers of the Master  Servicer  responsible  for such  obligations.  Upon  request,  the
Master Servicer shall furnish the Depositor with its most recent  financial  statements and such other  information as  the  Master  Servicer  possesses  regarding  its  business,  affairs,  property  and  condition,  financial  or otherwise.  The Master Servicer shall also cooperate with all reasonable  requests for information  including,  but not limited to, notices,  tapes and copies of files,  regarding itself, the Mortgage Loans or the Certificates from any Person or  Persons  identified  by the  Depositor  or  Residential  Funding.  The  Depositor  may  enforce  the obligation of the Master  Servicer  hereunder  and may, but it is not obligated to,  perform or cause a designee to perform,  any defaulted  obligation of the Master Servicer  hereunder or exercise the rights of the Master Servicer hereunder;  provided that the Master Servicer shall not be relieved of any of its  obligations  hereunder by virtue of such  performance  by the  Depositor  or its  designee.  Neither the  Depositor  nor the Trustee  shall have the responsibility  or liability for any action or failure to act by the Master  Servicer and they are not obligated to supervise the performance of the Master Servicer under this Agreement or otherwise.

Section 3.21.     [Reserved].

Section 3.22.     Advance Facility.

(a)      The  Master  Servicer  is  hereby  authorized  to enter  into a  financing  or other  facility  (any  such arrangement,  an "Advance  Facility")  under  which (1) the Master  Servicer  sells,  assigns or pledges to another
Person (an  "Advancing  Person")  the Master  Servicer's  rights  under this  Agreement  to be  reimbursed  for any
Advances  or  Servicing  Advances  and/or  (2) an  Advancing  Person  agrees  to fund some or all  Advances  and/or
Servicing  Advances  required  to be made by the Master  Servicer  pursuant  to this  Agreement.  No consent of the
Depositor,  the Trustee,  the  Certificateholders  or any other party shall be required  before the Master Servicer may enter  into an  Advance  Facility.  Notwithstanding  the  existence  of any  Advance  Facility  under  which an
Advancing  Person agrees to fund Advances and/or Servicing  Advances on the Master  Servicer's  behalf,  the Master
Servicer  shall remain  obligated  pursuant to this Agreement to make Advances and Servicing  Advances  pursuant to and as required by this Agreement.  If the Master Servicer enters into an Advance  Facility,  and for so long as an
Advancing Person remains  entitled to receive  reimbursement  for any Advances  including  Nonrecoverable  Advances
("Advance Reimbursement  Amounts") and/or Servicing Advances including  Nonrecoverable Advances ("Servicing Advance
Reimbursement Amounts" and together with Advance Reimbursement Amounts,  "Reimbursement  Amounts") (in each case to the extent such type of  Reimbursement  Amount is included in the Advance  Facility),  as  applicable,  pursuant to this  Agreement,  then  the  Master  Servicer  shall  identify  such  Reimbursement  Amounts  consistent  with  the reimbursement  rights  set  forth in  Section 3.10(a)(ii)  and  (vii)  and  remit  such  Reimbursement  Amounts  in accordance  with this  Section 3.22  or otherwise in accordance  with the  documentation  establishing  the Advance
Facility to such Advancing Person or to a trustee,  agent or custodian (an "Advance Facility  Trustee")  designated by such Advancing  Person in an Advance  Facility Notice described below in  Section 3.22(b).  Notwithstanding  the foregoing,  if so required  pursuant to the terms of the Advance Facility,  the Master Servicer may direct,  and if so directed  in writing,  the Trustee is hereby  authorized  to and shall pay to the Advance  Facility  Trustee the
Reimbursement  Amounts  identified  pursuant to the  preceding  sentence.  An Advancing  Person  whose  obligations hereunder  are limited to the  funding of  Advances  and/or  Servicing  Advances  shall not be required to meet the qualifications of a Master Servicer or a Subservicer  pursuant to  Section 3.02(a)  or 6.02(c) hereof and shall not be deemed to be a Subservicer  under this Agreement.  Notwithstanding  anything to the contrary herein, in no event shall  Advance  Reimbursement  Amounts or  Servicing  Advance  Reimbursement  Amounts be included in the  Available
Distribution Amount or distributed to Certificateholders.

(b)      If  the  Master  Servicer  enters  into  an  Advance   Facility  and  makes  the  election  set  forth  in
Section 3.22(a),  the Master  Servicer  and the related  Advancing  Person  shall  deliver to the Trustee a written notice and payment  instruction  (an  "Advance  Facility  Notice"),  providing  the Trustee  with  written  payment instructions as to where to remit Advance  Reimbursement  Amounts and/or Servicing  Advance  Reimbursement  Amounts
(each to the extent such type of  Reimbursement  Amount is  included  within the Advance  Facility)  on  subsequent
Distribution  Dates. The payment instruction shall require the applicable  Reimbursement  Amounts to be distributed to the Advancing  Person or to an Advance Facility  Trustee  designated in the Advance Facility Notice.  An Advance
Facility  Notice may only be  terminated  by the joint  written  direction  of the Master  Servicer and the related
Advancing Person (and any related Advance Facility Trustee).

(c)      Reimbursement  Amounts shall consist solely of amounts in respect of Advances  and/or  Servicing  Advances made with respect to the Mortgage  Loans for which the Master  Servicer  would be permitted to reimburse  itself in accordance with  Section 3.10(a)(ii)  and (vii) hereof,  assuming the Master  Servicer or the Advancing  Person had made the related  Advance(s) and/or Servicing  Advance(s).  Notwithstanding  the foregoing,  except with respect to reimbursement of  Nonrecoverable  Advances as set forth in  Section 3.10(c)  of this Agreement,  no Person shall be
entitled   to   reimbursement   from  funds  held  in  the   Certificate   Account  for  future   distribution   to
Certificateholders  pursuant to this  Agreement.  Neither  the  Depositor  nor the  Trustee  shall have any duty or liability  with respect to the  calculation  of any  Reimbursement  Amount,  nor shall the Depositor or the Trustee have any  responsibility  to track or monitor the  administration  of the Advance  Facility and the Depositor shall not have any  responsibility  to track,  monitor or verify  the  payment of  Reimbursement  Amounts to the  related
Advancing  Person or Advance  Facility  Trustee.  The Master  Servicer  shall maintain and provide to any successor master  servicer a  detailed  accounting  on a  loan-by-loan  basis as to amounts  advanced  by,  sold,  pledged or assigned to, and reimbursed to any Advancing  Person.  The successor  master  servicer shall be entitled to rely on any such  information  provided by the Master  Servicer,  and the successor master servicer shall not be liable for any errors in such information.

(d)      Upon the  direction  of and at the  expense of the Master  Servicer,  the Trustee  agrees to execute  such acknowledgments,  certificates,  and other documents reasonably  satisfactory to the Trustee provided by the Master
Servicer and reasonable  satisfactory to the Trustee  recognizing the interests of any Advancing  Person or Advance
Facility  Trustee in such  Reimbursement  Amounts as the Master  Servicer  may cause to be made  subject to Advance
Facilities  pursuant to this  Section 3.22,  and such other documents in connection  with such Advance  Facility as may be reasonably  requested from time to time by any Advancing  Person or Advance  Facility Trustee and reasonably satisfactory to the Trustee.

(e)      Reimbursement  Amounts  collected  with respect to each  Mortgage  Loan shall be allocated to  outstanding unreimbursed  Advances or  Servicing  Advances (as the case may be) made with  respect to that  Mortgage  Loan on a
"first-in, first out" ("FIFO") basis, subject to the qualifications set forth below:

(i)      Any successor  Master Servicer to Residential  Funding (a "Successor  Master  Servicer") and the Advancing
         Person or Advance  Facility  Trustee shall be required to apply all amounts  available in accordance  with this  Section 3.22(e)  to the reimbursement of Advances and Servicing  Advances in the manner provided for herein;  provided,  however,  that after the succession of a Successor Master Servicer,  (A) to the extent that any Advances or Servicing  Advances with respect to any particular  Mortgage Loan are reimbursed from payments or  recoveries,  if any,  from the  related  Mortgagor,  and  Liquidation  Proceeds or  Insurance
         Proceeds,  if any,  with  respect  to that  Mortgage  Loan,  reimbursement  shall be made,  first,  to the
         Advancing Person or Advance  Facility Trustee in respect of Advances and/or Servicing  Advances related to that Mortgage Loan to the extent of the interest of the Advancing  Person or Advance  Facility  Trustee in
         such Advances  and/or  Servicing  Advances,  second to the Master  Servicer in respect of Advances  and/or
         Servicing  Advances  related to that  Mortgage  Loan in excess of those in which the  Advancing  Person or
         Advance  Facility  Trustee Person has an interest,  and third, to the Successor Master Servicer in respect of any other Advances and/or  Servicing  Advances  related to that Mortgage Loan, from such sources as and when  collected,  and (B)  reimbursements  of Advances  and  Servicing  Advances  that are  Nonrecoverable
         Advances  shall be made pro rata to the Advancing  Person or Advance  Facility  Trustee,  on the one hand, and any such  Successor  Master  Servicer,  on the other hand,  on the basis of the  respective  aggregate outstanding  unreimbursed  Advances and Servicing  Advances that are  Nonrecoverable  Advances owed to the
         Advancing  Person,  Advance  Facility  Trustee or Master Servicer  pursuant to this Agreement,  on the one hand, and any such Successor Master  Servicer,  on the other hand, and without regard to the date on which any such  Advances or  Servicing  Advances  shall have been made.  In the event  that,  as a result of the
         FIFO allocation made pursuant to this  Section 3.22(e),  some or all of a Reimbursement Amount paid to the
         Advancing Person or Advance  Facility Trustee relates to Advances or Servicing  Advances that were made by a Person other than  Residential  Funding or the Advancing Person or Advance  Facility  Trustee,  then the
         Advancing   Person  or  Advance  Facility  Trustee  shall  be  required  to  remit  any  portion  of  such
         Reimbursement  Amount to the  Person  entitled  to such  portion  of such  Reimbursement  Amount.  Without limiting the generality of the foregoing,  Residential  Funding shall remain  entitled to be reimbursed by the  Advancing  Person or Advance  Facility  Trustee for all Advances  and  Servicing  Advances  funded by
         Residential  Funding to the extent the related  Reimbursement  Amount(s) have not been assigned or pledged to an Advancing Person or Advance Facility Trustee.  The  documentation  establishing any Advance Facility shall require  Residential  Funding to provide to the related Advancing Person or Advance Facility Trustee loan by loan information with respect to each  Reimbursement  Amount  distributed to such Advancing Person or  Advance  Facility  Trustee on each date of  remittance  thereof  to such  Advancing  Person or Advance
         Facility  Trustee,  to enable the Advancing Person or Advance Facility Trustee to make the FIFO allocation of each Reimbursement Amount with respect to each Mortgage Loan.

(ii)     By way of  illustration,  and not by way of  limiting  the  generality  of the  foregoing,  if the  Master
         Servicer  resigns or is terminated at a time when the Master  Servicer is a party to an Advance  Facility, and is  replaced by a  Successor  Master  Servicer,  and the  Successor  Master  Servicer  directly  funds
         Advances or Servicing  Advances  with respect to a Mortgage Loan and does not assign or pledge the related
         Reimbursement  Amounts to the related Advancing Person or Advance Facility Trustee,  then all payments and recoveries  received  from the related  Mortgagor  or received in the form of  Liquidation  Proceeds  with respect to such Mortgage Loan  (including  Insurance  Proceeds  collected in connection with a liquidation of such Mortgage Loan) will be allocated first to the Advancing  Person or Advance  Facility Trustee until the  related  Reimbursement  Amounts  attributable  to such  Mortgage  Loan  that are  owed to the  Master
         Servicer and the  Advancing  Person,  which were made prior to any Advances or Servicing  Advances made by the  Successor  Master  Servicer,  have been  reimbursed  in full,  at which  point the  Successor  Master
         Servicer  shall be  entitled to retain all  related  Reimbursement  Amounts  subsequently  collected  with respect to that  Mortgage  Loan  pursuant  to  Section 3.10  of this  Agreement.  To the  extent  that the
         Advances or  Servicing  Advances  are  Nonrecoverable  Advances to be  reimbursed  on an  aggregate  basis pursuant to Section 3.10 of this Agreement,  the  reimbursement  paid in this manner will be made pro rata to the Advancing Person or Advance Facility  Trustee,  on the one hand, and the Successor Master Servicer, on the other hand, as described in clause (i)(B) above.

(f)      The Master  Servicer  shall remain  entitled to be  reimbursed  for all Advances  and  Servicing  Advances funded by the Master  Servicer  to the extent the  related  rights to be  reimbursed  therefor  have not been sold, assigned or pledged to an Advancing Person.

(g)      Any amendment to this  Section 3.22  or to any other  provision of this Agreement that may be necessary or appropriate  to effect the terms of an Advance  Facility as  described  generally in this  Section 3.22,  including amendments to add  provisions  relating to a successor  master  servicer,  may be entered into by the Trustee,  the
Depositor and the Master Servicer  without the consent of any  Certificateholder,  with written  confirmation  from each  Rating  Agency  that the  amendment  will not  result in the  reduction  of the  ratings  on any class of the
Certificates  below the lesser of the then  current or original  ratings on such  Certificates  and  delivery of an
Opinion of Counsel as required under  Section 11.01(c),  notwithstanding  anything to the contrary in Section 11.01 of or elsewhere in this Agreement.

(h)      Any rights of set-off that the Trust Fund, the Trustee,  the Depositor,  any Successor  Master Servicer or
any other Person might  otherwise have against the Master  Servicer  under this  Agreement  shall not attach to any rights to be reimbursed for Advances or Servicing Advances that have been sold, transferred,  pledged,  conveyed or assigned to any Advancing Person.

(i)      At any time when an Advancing  Person shall have ceased funding  Advances  and/or  Servicing  Advances (as the case may be) and the Advancing  Person or related Advance  Facility  Trustee shall have received  Reimbursement
Amounts  sufficient in the aggregate to reimburse all Advances and/or  Servicing  Advances (as the case may be) the right to  reimbursement  for which were  assigned  to the  Advancing  Person,  then upon the  delivery of a written notice  signed by the  Advancing  Person and the  Master  Servicer  or its  successor  or  assign)  to the  Trustee terminating  the  Advance  Facility  Notice  (the  "Notice of Facility  Termination"),  the Master  Servicer or its
Successor  Master  Servicer shall again be entitled to withdraw and retain the related  Reimbursement  Amounts from the Custodial Account pursuant to Section 3.10.

(j)      After  delivery  of any Advance  Facility  Notice,  and until any such  Advance  Facility  Notice has been terminated  by a Notice of  Facility  Termination,  this  Section 3.22  may not be  amended or  otherwise  modified without the prior written consent of the related Advancing Person.

Section 3.23.     Special Servicing.

(a)      Subject to the  conditions  described in Section  3.23(b) below,  the Holder of the Class SB  Certificates may (but is not  obligated  to) appoint a special  servicer  (each,  a "Special  Servicer") to service any Mortgage
Loan  which is  delinquent  in payment  by 120 days or more as of the  related  Special  Servicing  Transfer  Date;
provided,  however,  that the  aggregate  Stated  Principal  Balance of  Mortgage  Loans  transferred  to a Special
Servicer  pursuant to this  Section  shall not equal or exceed 10% of the Cut-off Date  Balance.  The Holder of the
Class SB  Certificates  shall give the Trustee and the Master  Servicer not less than 40 days prior written  notice of the date on which it  anticipates  the  transfer of servicing  with  respect to any  Mortgage  Loan to a Special
Servicer to occur (the "Special Servicing  Transfer Date"),  specifying (i) the Mortgage Loan(s) that it intends to transfer and (ii) the related Special Servicer.

(b)      Any Special  Servicer  appointed  pursuant to Section  3.23(a)  above shall (i) be rated in one of the two highest rating  categories as a special  servicer by at least two of Standard & Poor's,  Moody's and Fitch Ratings,
(ii) satisfy and be subject to all  requirements and obligations of a Subservicer  under this Agreement,  including but not limited to,  servicing in accordance  with the Program Guide and this  Agreement,  (iii) be approved by the
Master  Servicer  (which  approval shall not be  unreasonably  withheld),  (iv) be capable of full  compliance with
Regulation  AB and (v) sign an  acknowledgement  agreeing to be bound by this  Agreement.  In addition,  no Special
Servicer  may  modify  a  Mortgage  Loan  without  the  prior  written  consent  of the  Master  Servicer  and such modification shall be in compliance with Section 3.07(a) hereof.

(c)      In connection  with the transfer of the servicing of any Mortgage Loan to a Special  Servicer,  the Master
Servicer or Subservicer  of such Mortgage Loan (the  "Transferring  Servicer")  shall,  at such Special  Servicer's expense,  deliver to such  Special  Servicer  all  documents  and  records  relating to such  Mortgage  Loan and an accounting  of amounts  collected  or held by it and  otherwise  use its best  efforts to effect  the  orderly  and efficient  transfer of the servicing of such Mortgage Loan to such Special  Servicer.  Such Special  Servicer shall thereupon assume all of the rights and obligations of the Transferring  Servicer  hereunder  arising from and after the Special Servicing Transfer Date,  including the right to receive the related  Subservicing Fee from payments of interest  received on such  Mortgage Loan (and shall have no rights or  entitlement  to  compensation  greater than that of the Transferring  Servicer with respect to such Mortgage Loan) and the Transferring  Servicer shall have no further rights or obligations  hereunder with respect to such Mortgage Loan (except that the Master  Servicer shall remain  obligated to master  service  such  Mortgage  Loan  pursuant to this  Agreement).  In  connection  with the transfer  of the  servicing  of any  Mortgage  Loan to a Special  Servicer,  the Master  Servicer  shall  amend the
Mortgage Loan Schedule to reflect that such Mortgage Loans are subserviced by such Special Servicer.

(d)      On any Special  Servicing  Transfer Date, the related Special  Servicer shall  reimburse the  Transferring
Servicer for all  unreimbursed  Advances,  Servicing  Advances and Servicing  Fees, as applicable,  relating to the
Mortgage  Loans for which the servicing is being  transferred.  The related  Special  Servicer shall be entitled to be reimbursed  pursuant to Section 3.10 or otherwise  pursuant to this Agreement for all such  Advances,  Servicing
Advances and Servicing Fees, as applicable,  paid to the  Transferring  Servicer  pursuant to this Section 3.23. In addition,  in the event that the  Transferring  Servicer is a Subservicer,  the Holder of the Class SB Certificates
or the related Special Servicer shall pay any termination fees due to such  Transferring  Servicer  pursuant to the applicable Subservicing Agreement.

(e)      Each Special  Servicer  agrees to indemnify  and hold the Master  Servicer and the  Transferring  Servicer harmless from and against any and all losses,  claims,  expenses,  costs or liabilities  (including  attorneys fees and court costs)  incurred by the Master  Servicer or Transferring  Servicer,  as applicable,  as a result of or in connection with the failure by such Special  Servicer to perform the obligations or  responsibilities  imposed upon or undertaken by such Special Servicer under this Agreement from and after the related Special  Servicing  Transfer
Date.  The Master  Servicer  agrees to indemnify and hold each Special  Servicer  harmless from and against any and all losses,  claims,  expenses,  costs or liabilities  (including  attorneys fees and court costs) incurred by such
Special  Servicer  as a result  of or in  connection  with the  failure  by the  Master  Servicer  to  perform  the obligations or responsibilities imposed upon or undertaken by the Master Servicer under this Agreement.

Section 3.24.     Credit Risk Manager.

         For and on behalf of the Trust,  the Credit  Risk  Manager  will  monitor  the  performance  of the Master
Servicer,  and make  recommendations  to the Master Servicer  regarding certain  Delinquent and defaulted  Mortgage
Loans  and will  report  on the  performance  of such  Mortgage  Loans,  pursuant  to the  Credit  Risk  Management
Agreement.  Such reports and  recommendations  will be based upon  information  provided to the Credit Risk Manager pursuant to the Credit Risk  Management  Agreement,  and the Credit  Risk  Manager  shall look solely to the Master
Servicer for all  information  and data  (including  loss and  delinquency  information  and data)  relating to the servicing of the Mortgage Loans.

Section 3.25.     Limitation Upon Liability of the Credit Risk Manager.

         Neither the Credit Risk Manager, nor any of its directors,  officers,  employees, or agents shall be under any  liability to the Trustee,  the  Certificateholders,  the Master  Servicer  and/or the Depositor for any action taken or for refraining  from the taking of any action made in good faith pursuant to this  Agreement,  in reliance upon  information  provided by the Master  Servicer under the Credit Risk  Management  Agreement,  or for errors in judgment;  provided,  however,  that this  provision  shall not protect the Credit Risk  Manager or any such person against  liability  that  would  otherwise  be  imposed  by  reason  of  willful  malfeasance  or bad  faith in its performance  of its duties.  The Credit Risk Manager and any director,  officer,  employee,  or agent of the Credit
Risk Manager may rely in good faith on any  document of any kind prima facie  properly  executed  and  submitted by any Person  respecting any matters arising  hereunder,  and may rely in good faith upon the accuracy of information furnished  by the Master  Servicer  pursuant to the Credit Risk  Management  Agreement  in the  performance  of its duties thereunder and hereunder.

Section 3.26.     Removal of the Credit Risk Manager.

         The Credit  Risk  Manager  may be removed as Credit Risk  Manager by  Certificateholders  holding not less than 66 2/3% of the  Voting  Rights in the  Trust  Fund,  in the  exercise  of its or their  sole  discretion.  The
Certificateholders  shall provide written notice of the Credit Risk Manager's removal to the Trustee.  Upon receipt of such notice,  the Trustee shall  provide  written  notice to the Credit Risk Manager and the Master  Servicer of
its  removal,  which shall be  effective  upon  receipt of such  notice by the Credit  Risk  Manager and the Master
Servicer.  Notwithstanding  the  foregoing,  the  termination  of the Credit Risk Manager  pursuant to this Section shall not become effective until the appointment of a successor Credit Risk Manager.

ARTICLE IV

                                          PAYMENTS TO CERTIFICATEHOLDERS

Section 4.01.     Certificate Account.

(a)      The Master Servicer  acting as agent of the Trustee shall establish and maintain a Certificate  Account in which the Master  Servicer  shall cause to be  deposited  on behalf of the Trustee on or before 2:00 P.M.  New York time on each  Certificate  Account Deposit Date by wire transfer of immediately  available funds an amount equal to the sum of (i) any  Advance  for the  immediately  succeeding  Distribution  Date,  (ii) any amount  required to be deposited in the  Certificate  Account  pursuant to  Section 3.12(a),  (iii) any amount required to be deposited in the Certificate  Account pursuant to Section 3.16(e) or Section 4.07,  (iv) any amount required to be paid pursuant to  Section 9.01,  and  (v) other  amounts  constituting  the  Available  Distribution  Amount for the  immediately succeeding Distribution Date.

(b)      On or prior to the Business Day immediately  following each Determination  Date, the Master Servicer shall determine any amounts owed by the Swap  Counterparty  under the Swap Agreement and inform the Trustee in writing of the amount so  calculated.  On or prior to each  Distribution  Date,  the Master  Servicer  shall withdraw from the
Custodial  Account an amount  equal to the Credit Risk  Manager Fee for such  Distribution  Date and shall pay such amount to the Credit Risk Manager.

(c)      The  Trustee  shall,  upon  written  request  from the Master  Servicer,  invest or cause the  institution maintaining  the  Certificate  Account to invest the funds in the  Certificate  Account  in  Permitted  Investments
designated  in the name of the  Trustee  for the benefit of the  Certificateholders,  which shall  mature not later than the Business Day next  preceding the  Distribution  Date next  following the date of such  investment  (except that (i) if such Permitted  Investment is an obligation of the institution  that maintains such account or fund for which such institution  serves as custodian,  then such Permitted  Investment may mature on such  Distribution Date and (ii) any other  investment  may mature on such  Distribution  Date if the Trustee  shall  advance funds on such
Distribution Date to the Certificate  Account in the amount payable on such investment on such  Distribution  Date, pending receipt thereof to the extent necessary to make  distributions on the  Certificates)  and shall not be sold or disposed of prior to maturity.  All income and gain realized from any such  investment  shall be for the benefit of the  Master  Servicer  and shall be  subject to its  withdrawal  or order  from time to time.  The amount of any losses  incurred in respect of any such  investments  shall be deposited in the  Certificate  Account by the Master
Servicer out of its own funds immediately as realized.

Section 4.02.     Distributions.

(a)      On each  Distribution  Date, the Trustee (or the Paying Agent on behalf of the Trustee) shall allocate and distribute  the  Available  Distribution  Amount,  if any,  for such date to the  interests  issued in  respect  of
REMIC I, REMIC II and REMIC III as specified in this Section.

(b)      (1)      On each  Distribution  Date, the REMIC I  Distribution  Amount shall be distributed by REMIC I to
REMIC II on account of the REMIC I  Regular  Interests  in the  amounts  and with the  priorities  set forth in the definition thereof.

                  (2)      On each  Distribution  Date,  the REMIC II  Distribution  Amount shall be distributed by
      REMIC II to  REMIC III on account of the REMIC II  Regular  Interests in the amounts and with the  priorities set forth in the definition thereof.

                  (3)      On each  Distribution  Date, the REMIC III  Distribution  Amount shall be deemed to have been  distributed  by REMIC III to the  Certificateholders  on  account  of the REMIC III  Regular  Interests represented thereby in the amounts and with the priorities set forth in the definition thereof.

                  (4)      On each  Distribution  Date,  the  amount,  if any,  deemed  received  by the  Class  SB
      Certificate  in respect of the REMIC III  Regular  Interest  IO and under the SB-AB Swap  Agreement  shall be deemed to have been paid on behalf of the Class SB  Certificate  by the Trustee  pursuant to Section  4.10 in respect of the Net Swap Payment owed to the Swap  Counterparty.  On each  Distribution  Date, the amount,  if any,  received by the Trustee from the Swap  Counterparty in respect of the Swap Agreement shall be deemed to have been  received  by the  Trustee  on behalf  of the  Class SB  Certificate.  On each  Distribution  Date, amounts paid to the Class A and Class M  Certificates  pursuant to Section  4.02(c)(vii)  in respect of Basis
      Risk  Shortfall  shall be deemed to have been paid by the Class SB  Certificateholder  pursuant  to the SB-AM
      Swap Agreement.

(c)      On each  Distribution  Date (x) the Master  Servicer  on behalf of the  Trustee  or (y) the  Paying  Agent appointed by the Trustee,  shall distribute to each  Certificateholder  of record on the next preceding Record Date
(other than as provided in Section 9.01  respecting the final distribution)  either in immediately  available funds
(by wire  transfer  or  otherwise)  to the  account  of such  Certificateholder  at a bank or other  entity  having appropriate  facilities  therefor,  if such  Certificateholder  has so notified  the Master  Servicer or the Paying
Agent,  as the case may be, or, if such  Certificateholder  has not so notified  the Master  Servicer or the Paying
Agent by the Record Date,  by check  mailed to such  Certificateholder  at the address of such Holder  appearing in the Certificate Register such  Certificateholder's  share (which share with respect to each Class of  Certificates, shall  be based on the  aggregate  of the  Percentage  Interests  represented  by  Certificates  of the  applicable
Class held  by such Holder of the  following  amounts),  in the  following  order of priority,  in each case to the extent of the Available  Distribution  Amount on deposit in the Certificate  Account and the Swap Account  pursuant to  Section 4.10(c)  (or, with respect to clause (xi)(B) below,  to the extent of prepayment  charges on deposit in the Certificate Account):

(i)      to the Class A  Certificateholders,  the Accrued Certificate  Interest payable on the Class A Certificates with respect to such  Distribution  Date, plus any related amounts accrued pursuant to this clause (i) but remaining  unpaid from any prior  Distribution  Date,  being paid from and in reduction  of the  Available
         Distribution Amount for such Distribution Date;

(ii)     to the Class M  Certificateholders  and the Class B  Certificateholders,  from the amount,  if any, of the
         Available  Distribution Amount remaining after the foregoing  distributions,  Accrued Certificate Interest payable on the Class M  Certificates  and Class B  Certificates  with respect to such  Distribution  Date, plus any  related  amounts  accrued  pursuant  to this  clause  (ii) but  remaining  unpaid from any prior
         Distribution  Date,  sequentially,  to the  Class M-1  Certificateholders,  Class M-2  Certificateholders,
         Class M-3  Certificateholders,   Class M-4  Certificateholders,  Class M-5  Certificateholders,  Class M-6
         Certificateholders,     Class M-7    Certificateholders,     Class M-8    Certificateholders,    Class M-9
         Certificateholders  and Class B  Certificateholders,  in that order,  being paid from and in  reduction of the Available Distribution Amount for such Distribution Date;

(iii)    [reserved];

(iv)     the  Principal  Distribution  Amount  shall be  distributed  as  follows,  to be  applied  to  reduce  the
         Certificate  Principal Balance of the applicable  Certificates in each case to the extent of the remaining
         Principal Distribution Amount:

(A)      first,  the Class A  Principal  Distribution  Amount shall be  distributed  sequentially  to the Class A-1
                  Certificateholders,  Class A-2  Certificateholders,  Class A-3  Certificateholders  and Class A-4
                  Certificateholders,  in that order, in each case until the Certificate  Principal Balance thereof is reduced to zero;

(B)      second,  to the Class M-1  Certificateholders,  the Class M-1  Principal  Distribution  Amount,  until the
                  Certificate Principal Balance of the Class M-1 Certificates has been reduced to zero;

(C)      third,  to the  Class M-2  Certificateholders,  the Class M-2  Principal  Distribution  Amount,  until the
                  Certificate Principal Balance of the Class M-2 Certificates has been reduced to zero;

(D)      fourth,  to the Class M-3  Certificateholders,  the Class M-3  Principal  Distribution  Amount,  until the
                  Certificate Principal Balance of the Class M-3 Certificates has been reduced to zero;

(E)      fifth,  to the  Class M-4  Certificateholders,  the Class M-4  Principal  Distribution  Amount,  until the
                  Certificate Principal Balance of the Class M-4 Certificates has been reduced to zero;

(F)      sixth,  to the  Class M-5  Certificateholders,  the Class M-5  Principal  Distribution  Amount,  until the
                  Certificate Principal Balance of the Class M-5 Certificates has been reduced to zero;

(G)      seventh, to the Class M-6  Certificateholders,  the Class M-6  Principal  Distribution  Amount,  until the
                  Certificate Principal Balance of the Class M-6 Certificates has been reduced to zero;

(H)      eighth,  to the Class M-7  Certificateholders,  the Class M-7  Principal  Distribution  Amount,  until the
                  Certificate Principal Balance of the Class M-7 Certificates has been reduced to zero;

(I)      ninth,  to the  Class M-8  Certificateholders,  the Class M-8  Principal  Distribution  Amount,  until the
                  Certificate Principal Balance of the Class M-8 Certificates has been reduced to zero;

(J)      tenth,  to the  Class M-9  Certificateholders,  the Class M-9  Principal  Distribution  Amount,  until the
                  Certificate Principal Balance of the Class M-9 Certificates has been reduced to zero; and

(K)      eleventh,  to the  Class B  Certificateholders,  the  Class B  Principal  Distribution  Amount,  until the
                  Certificate Principal Balance of the Class B Certificates has been reduced to zero;

(v)      to the Class A Certificateholders,  Class M Certificateholders and Class B Certificateholders,  the amount of any Prepayment  Interest  Shortfalls  allocated thereto for such Distribution Date, on a pro rata basis based on Prepayment  Interest  Shortfalls  allocated  thereto to the extent not offset by Eligible  Master
         Servicing Compensation on such Distribution Date;

(vi)     to the Class A Certificateholders,  Class M Certificateholders and Class B Certificateholders,  the amount
         of  any  Prepayment  Interest  Shortfalls   previously  allocated  thereto  remaining  unpaid  from  prior
         Distribution  Dates together with interest thereon at the related  Pass-Through  Rate, on a pro rata basis based on unpaid Prepayment Interest Shortfalls previously allocated thereto;

(vii)    to the Class A  Certificateholders,  the amount of any unpaid Basis Risk Shortfalls  allocated thereto, on a pro rata  basis  based on the  amount  of unpaid  Basis  Risk  Shortfalls  allocated  thereto,  and then sequentially,  to  the  Class M-1,  Class M-2,  Class M-3,  Class M-4,  Class M-5,  Class M-6,  Class M-7,
         Class M-8  Class M-9 and Class B  Certificateholders,  in that order,  the amount of any unpaid Basis Risk
         Shortfalls allocated thereto;

(viii)   to the Class A Certificateholders,  Class M Certificateholders and Class B Certificateholders,  Relief Act
         Shortfalls  allocated  thereto  for such  Distribution  Date,  on a pro rata  basis  based on  Relief  Act
         Shortfalls allocated thereto for such Distribution Date,

(ix)     first,  to the  Class A  Certificateholders,  the  principal  portion of any  Realized  Losses  previously allocated  to  those  Certificates  and  remaining  unreimbursed,  on a pro  rata  basis  based  on  their respective  principal  portion of any  Realized  Losses  previously  allocated to those  Certificates  and remaining  unreimbursed,  and then,  sequentially,  to the  Class M-1,  Class M-2,  Class M-3,  Class M-4,
         Class M-5, Class M-6,  Class M-7, Class M-8, Class M-9 and Class B Certificateholders,  in that order, the principal portion of any Realized Losses previously allocated to such Class and remaining unreimbursed;

(x)      to the Swap  Account for payment to the Swap  Counterparty,  any Swap  Termination  Payments due to a Swap
         Counterparty Trigger Event;

(xi)     to the Class SB  Certificates,  (A) from the amount,  if any, of the Excess Cash Flow remaining  after the foregoing  distributions,  the sum of (I) Accrued  Certificate  Interest  thereon,  (II) the amount of any
         Overcollateralization  Reduction Amount for such  Distribution  Date and (III) for any  Distribution  Date
         after the Certificate  Principal Balance of each Class of Class A  Certificates,  Class M Certificates and
         Class B  Certificates  has been reduced to zero, the  Overcollateralization  Amount,  (B) from  prepayment charges on deposit in the  Certificate  Account,  any  prepayment  charges  received on the Mortgage Loans during the related  Prepayment  Period and  (C) from  the Swap  Payments,  if any, the amount of such Swap
         Payments remaining after the foregoing distributions; and

(xii)    to the Holders of  Component  III of the Class R  Certificates,  the  balance,  if any, of the Excess Cash
         Flow.

(d)      Notwithstanding  the foregoing  clause (c), upon the reduction of the Certificate  Principal  Balance of a
Class of Class A  Certificates,  Class M Certificates or Class B  Certificates to zero, such Class of  Certificates will not be entitled to further distributions pursuant to Section 4.02.

(e)      Each  distribution  with respect to a Book-Entry  Certificate  shall be paid to the Depository,  as Holder thereof,  and the Depository shall be responsible for crediting the amount of such  distribution to the accounts of its  Depository  Participants  in accordance  with its normal  procedures.  Each  Depository  Participant  shall be responsible  for disbursing such  distribution  to the  Certificate  Owners that it represents and to each indirect participating  brokerage  firm (a "brokerage  firm" or "indirect  participating  firm") for which it acts as agent.
Each brokerage firm shall be responsible for disbursing  funds to the Certificate  Owners that it represents.  None of the Trustee,  the  Certificate  Registrar,  the Depositor or the Master  Servicer shall have any  responsibility therefor except as otherwise provided by this Agreement or applicable law.

(f)      Except  as  otherwise  provided  in  Section 9.01,  if  the  Master  Servicer  anticipates  that  a  final distribution  with respect to any Class of  Certificates  will be made on a future  Distribution  Date,  the Master
Servicer shall, no later than 40 days prior to such final  distribution,  notify the Trustee and the Trustee shall, not earlier than the 15th day and not later than the 25th day of the month next  preceding  the month of such final distribution,  distribute,  or cause to be  distributed,  to each Holder of such Class of  Certificates a notice to the  effect  that:  (i) the  Trustee  anticipates  that  the  final  distribution  with  respect  to such  Class of
Certificates  will be made on such  Distribution Date but only upon presentation and surrender of such Certificates at the  office of the  Trustee  or as  otherwise  specified  therein,  and (ii) no  interest  shall  accrue on such
Certificates  from and after the end of the prior calendar  month.  In the event that  Certificateholders  required to  surrender  their  Certificates  pursuant to  Section 9.01(c)  do not  surrender  their  Certificates  for final cancellation,  the Trustee shall cause funds  distributable  with respect to such Certificates to be withdrawn from the  Certificate  Account and credited to a separate escrow account for the benefit of such  Certificateholders  as provided in Section 9.01(d).

Section 4.03.     Statements to Certificateholders; Statements to Rating Agencies; Exchange Act Reporting.

(a)      Concurrently  with  each  distribution  charged  to the  Certificate  Account  and  with  respect  to each
Distribution  Date the Master  Servicer  shall  forward to the Trustee and the Credit Risk  Manager and the Trustee
shall  forward by mail or otherwise  make  available  electronically  on its website  (which may be obtained by any
Certificateholder  by  telephoning  the Trustee at (800)  934-6802)  to each  Holder and the  Depositor a statement setting forth the following information as to each Class of Certificates, in each case to the extent applicable:

(i)      the  applicable  Record  Date,  Determination  Date and  Distribution  Date,  and the  date on  which  the applicable Interest Accrual Period commenced;

(ii)     the  aggregate  amount of payments  received  with respect to the  Mortgage  Loans,  including  prepayment amounts;

(iii)    the Servicing Fee and Subservicing Fee payable to the Master Servicer and the Subservicer;

(iv)     the amount of any other fees or  expenses  paid,  and the  identity  of the party  receiving  such fees or expenses;

(v)      (A)               the amount of such  distribution  to the  Certificateholders  of such  Class  applied to reduce  the  Certificate  Principal  Balance  thereof,  and  (B) the  aggregate  amount  included  therein representing Principal Prepayments;

(vi)     the  amount  of such  distribution  to  Holders  of such  Class  of  Certificates  allocable  to  interest
         (including amounts payable as a portion of the Excess Cash Flow);

(vii)    if the  distribution  to the Holders of such Class of Certificates is less than the full amount that would be  distributable  to such Holders if there were sufficient  funds available  therefor,  the amount of the shortfall;

(viii)   the Certificate  Principal  Balance of each Class of the  Certificates,  before and after giving effect to the amounts  distributed on such Distribution  Date,  separately  identifying any reduction thereof due to
         Realized Losses other than pursuant to an actual distribution of principal;

(ix)     the Certificate Principal Balance of each Class of Class A Certificates as of the Closing Date;

(x)      the Certificate Principal Balance of each Class of Class M Certificates as of the Closing Date;

(xi)     the Certificate Principal Balance of each Class of Class B Certificates as of the Closing Date;

(xii)    the number and Stated  Principal  Balance of the Mortgage Loans after giving effect to the distribution of principal  on such  Distribution  Date and the number of Mortgage  Loans at the  beginning  and end of the related Due Period;

(xiii)   on the basis of the most  recent  reports  furnished  to it by  Subservicers,  (A) the  number  and Stated
         Principal  Balances of Mortgage  Loans that are Delinquent  (1)  30-59 days,  (2) 60-89 days and (3) 90 or more days and the number and Stated Principal  Balance of Mortgage Loans that are in foreclosure,  (B) the number and Stated Principal  Balances of the Mortgage Loans in the aggregate that are Reportable  Modified
         Mortgage  Loans  that  are in  foreclosure  and are REO  Property,  indicating  in each  case  capitalized
         Mortgage Loans,  other Servicing  Modifications and totals,  and (C) for all Reportable  Modified Mortgage
         Loans,  the number and Stated  Principal  Balances of the Mortgage  Loans in the aggregate  that have been liquidated, the subject of pay-offs and that have been repurchased by the Master Servicer or Seller;

(xiv)    the amount,  terms and general purpose of any Advance by the Master Servicer  pursuant to Section 4.04 and the amount of all Advances that have been reimbursed during the related Due Period;

(xv)     any  material  modifications,  extensions  or waivers to the terms of the  Mortgage  Loans  during the Due
         Period or that have cumulatively become material over time;

(xvi)    any material breaches of Mortgage Loan representations or warranties or covenants in the Agreement;

(xvii)   the number,  aggregate  principal  balance and Stated Principal Balance of any REO Properties with respect to the Mortgage Loans;

(xviii)  the aggregate  Accrued  Certificate  Interest  remaining  unpaid,  if any, for each Class of Certificates, after giving effect to the distribution made on such Distribution Date;

(xix)    the aggregate  amount of Realized  Losses with respect to the Mortgage  Loans for such  Distribution  Date and the  aggregate  amount of Realized  Losses  with  respect to the  Mortgage  Loans  incurred  since the
         Cut-off Date;

(xx)     the Pass-Through Rate on each Class of Certificates and the Net WAC Cap Rate;

(xxi)    the Basis Risk Shortfalls and Prepayment Interest Shortfalls;

(xxii)   the   Overcollateralization   Amount  and  the  Required   Overcollateralization   Amount  following  such
         Distribution Date;

(xxiii)  the number and Stated Principal Balance of the Mortgage Loans repurchased under Section 4.07;

(xxiv)   the  aggregate  amount of any  recoveries  with respect to the  Mortgage  Loans on  previously  foreclosed loans from Residential Funding;

(xxv)    the weighted  average  remaining term to maturity of the Mortgage Loans after giving effect to the amounts distributed on such Distribution Date;

(xxvi)   the weighted average  Mortgage Rates of the Mortgage Loans after giving effect to the amounts  distributed on such Distribution Date;

(xxvii)  the amount of any Net Swap  Payment  payable to the Trustee on behalf of the Trust,  any Net Swap  Payment payable to the Swap  Counterparty,  any Swap  Termination  Payment payable to the Trustee on behalf of the
         Trust and any Swap Termination Payment payable to the Swap Counterparty; and

(xxviii) the occurrence of the Stepdown Date.

         In the case of  information  furnished  pursuant  to clauses  (i) and (ii)  above,  the  amounts  shall be expressed as a dollar amount per  Certificate  with a $1,000  denomination.  In addition to the statement  provided to the Trustee as set forth in this  Section 4.03(a),  the Master  Servicer shall provide to any manager of a trust fund consisting of some or all of the  Certificates,  upon reasonable  request,  such additional  information as is reasonably  obtainable  by the Master  Servicer  at no  additional  expense to the Master  Servicer.  Also,  at the request of a Rating Agency, the Master Servicer shall provide the information  relating to the Reportable  Modified
Mortgage  Loans  substantially  in the form attached  hereto as Exhibit U to such Rating Agency within a reasonable period of time;  provided,  however,  that the Master  Servicer  shall not be required to provide such  information more than four times in a calendar year to any Rating Agency.

(b)      Within a reasonable  period of time after it receives a written  request  from a Holder of a  Certificate, other than a Class R  Certificate,  the Master Servicer shall prepare, or cause to be prepared,  and shall forward, or  cause  to be  forwarded,  to each  Person  who at any  time  during  the  calendar  year  was the  Holder  of a
Certificate,  other than a Class R  Certificate,  a statement  containing the information set forth in clauses (iv)
and (v) of subsection (a) above  aggregated for such calendar year or applicable  portion thereof during which such
Person was a  Certificateholder.  Such  obligation of the Master Servicer shall be deemed to have been satisfied to the extent that  substantially  comparable  information  shall be provided by the Master  Servicer  pursuant to any requirements of the Code.

(c)      Within a  reasonable  period of time after the it receives a written  request from any Holder of a Class R
Certificate,  the Master  Servicer  shall  prepare,  or cause to be  prepared,  and shall  forward,  or cause to be forwarded,  to each  Person who at any time during the  calendar  year was the Holder of a Class R  Certificate,  a statement  containing the applicable  distribution  information  provided pursuant to this Section 4.03  aggregated for such  calendar  year or  applicable  portion  thereof  during  which  such  Person  was the Holder of a Class R
Certificate.  Such  obligation  of the Master  Servicer  shall be deemed to have been  satisfied to the extent that substantially  comparable  information shall be provided by the Master Servicer pursuant to any requirements of the
Code.

(d)      Upon  the  written  request  of  any  Certificateholder,  the  Master  Servicer,  as  soon  as  reasonably
practicable,   shall  provide  the  requesting   Certificateholder  with  such  information  as  is  necessary  and
appropriate,   in  the  Master  Servicer's  sole  discretion,  for  purposes  of  satisfying  applicable  reporting requirements under Rule 144A.

(e)      The Master  Servicer  shall,  on behalf of the Depositor and in respect of the Trust Fund,  sign and cause to be filed with the  Commission  any periodic  reports  required to be filed under the  provisions of the Exchange
Act, and the rules and regulations of the Commission  thereunder,  including  without  limitation,  reports on Form
10-K, Form 10-D and Form 8-K. In connection with the preparation and filing of such periodic  reports,  the Trustee shall timely provide to the Master Servicer (I) a list of  Certificateholders  as shown on the Certificate Register as of the end of each calendar  year,  (II) copies of all  pleadings,  other legal process and any other  documents relating to any claims,  charges or complaints involving the Trustee, as trustee hereunder,  or the Trust Fund that are received by a Responsible  Officer of the Trustee,  (III) notice of all matters  that, to the actual  knowledge of a  Responsible  Officer of the  Trustee,  have been  submitted to a vote of the  Certificateholders,  other than those matters that have been submitted to a vote of the  Certificateholders  at the request of the Depositor or the
Master Servicer,  and (IV) notice of any failure of the Trustee to make any distribution to the  Certificateholders as required  pursuant to this Agreement.  Neither the Master Servicer nor the Trustee shall have any liability with respect to the Master  Servicer's  failure to properly  prepare or file such  periodic  reports  resulting  from or relating to the Master  Servicer's  inability or failure to obtain any  information  not resulting  from the Master
Servicer's own negligence or willful misconduct.

(f)      Any Form 10-K filed with the Commission in connection with this Section 4.03  shall include,  with respect to the Certificates relating to such 10-K:

(i)      A  certification,  signed by the  senior  officer  in  charge of the  servicing  functions  of the  Master
         Servicer,  in the form  attached as Exhibit T-1 hereto or such other form as may be required or  permitted by the Commission  (the "Form 10-K  Certification"),  in compliance with Rules 13a-14 and 15d-14 under the
         Exchange Act and any additional directives of the Commission.

(ii)     A report  regarding its  assessment of compliance  during the preceding  calendar year with all applicable servicing  criteria  set  forth  in  relevant  Commission  regulations  with  respect  to  mortgage-backed securities  transactions  taken as a whole involving the Master Servicer that are backed by the same types of assets as those  backing the  certificates,  as well as similar  reports on  assessment  of  compliance received from other parties  participating  in the servicing  function as required by relevant  Commission regulations,  as described in Item 1122(a) of  Regulation AB.  The Master  Servicer  shall obtain from all other parties participating in the servicing function any required assessments.

(iii)    With respect to each  assessment  report  described  immediately  above,  a report by a registered  public accounting  firm that  attests to, and reports on, the  assessment  made by the  asserting  party,  as set forth in relevant  Commission  regulations,  as  described  in  Regulation 1122(b)  of  Regulation AB  and
         Section 3.19.

(iv)     The servicer compliance certificate required to be delivered pursuant Section 3.18.

(g)      In connection  with the Form 10-K  Certification,  the Trustee  shall  provide the Master  Servicer with a back-up certification substantially in the form attached hereto as Exhibit T-2.

(h)      This  Section 4.03  may  be  amended  in  accordance  with  this  Agreement  without  the  consent  of the
Certificateholders.

(i)      The Trustee  shall make  available on the  Trustee's  internet  website each of the reports filed with the
Commission by or on behalf of the Depositor under the Exchange Act, upon delivery of such report to the Trustee.

Section 4.04.     Distribution of Reports to the Trustee and the Depositor; Advances by the Master Servicer.

(a)      Prior to the close of business on the Business Day next  succeeding  each  Determination  Date, the Master
Servicer  shall  furnish a written  statement  (which  may be in a  mutually  agreeable  electronic  format) to the
Trustee,  any  Paying  Agent  and the  Depositor  (the  information  in such  statement  to be  made  available  to
Certificateholders  by the Master  Servicer  on  request)  (provided  that the Master  Servicer  shall use its best efforts to deliver  such  written  statement  not later than 12:00 p.m.  New York time on the second  Business  Day prior to the Distribution Date) setting forth (i) the Available  Distribution  Amount, (ii) the amounts required to be withdrawn from the Custodial  Account and deposited into the Certificate  Account on the immediately  succeeding
Certificate  Account  Deposit Date  pursuant to clause  (iii) of  Section 4.01(a),  (iii) the amount of  Prepayment
Interest  Shortfalls  and Basis Risk  Shortfalls and (iv) the Swap Payments,  if any, for such  Distribution  Date.
The  determination  by the Master Servicer of such amounts shall, in the absence of obvious error, be presumptively deemed to be correct  for all  purposes  hereunder  and the Trustee  shall be  protected  in relying  upon the same without any independent check or verification.

(b)      On or before 2:00 P.M. New York time on each  Certificate  Account Deposit Date, the Master Servicer shall either (i) remit to the  Trustee for  deposit in the  Certificate  Account  from its own funds,  or funds  received therefor  from the  Subservicers,  an amount equal to the Advances to be made by the Master  Servicer in respect of the related  Distribution  Date, which shall be in an aggregate amount equal to the sum of (A) the aggregate amount of Monthly  Payments other than Balloon  Payments (with each interest  portion thereof adjusted to a per annum rate equal to the Net Mortgage Rate), less the amount of any related Servicing  Modifications,  Debt Service  Reductions or Relief Act Shortfalls,  on the Outstanding  Mortgage Loans as of the related Due Date in the related Due Period, which  Monthly  Payments  were due during the related Due Period and not received as of the close of business as of the related  Determination  Date;  provided that no Advance shall be made if it would be a  Nonrecoverable  Advance and (B) with  respect  to each  Balloon  Loan  delinquent  in  respect  of its  Balloon  Payment as of the close of business on the related  Determination  Date,  an amount equal to the assumed  Monthly  Payment (with each interest portion  thereof  adjusted  to a per annum  rate  equal to the Net  Mortgage  Rate) that would have been due on the related Due Date based on the  original  amortization  schedule  for such  Balloon  Loan until such Balloon Loan is finally  liquidated,  over any payments of interest or principal (with each interest  portion thereof adjusted to a per annum rate equal to the Net Mortgage Rate)  received from the related  Mortgagor as of the close of business on the related  Determination  Date and  allocable  to the Due Date during the related Due Period for each month until such Balloon Loan is finally  liquidated,  (ii) withdraw from amounts on deposit in the Custodial Account and remit to the Trustee for deposit in the Certificate  Account all or a portion of the Amount Held for Future  Distribution in discharge of any such  Advance,  or (iii) make advances in the form of any  combination  of clauses (i) and (ii)
aggregating  the amount of such Advance.  Any portion of the Amount Held for Future  Distribution  so used shall be replaced by the Master  Servicer by deposit in the  Certificate  Account on or before  11:00 A.M.  New York time on any future  Certificate  Account Deposit Date to the extent that funds  attributable to the Mortgage Loans that are available in the Custodial  Account for deposit in the  Certificate  Account on such  Certificate  Account  Deposit
Date shall be less than  payments to  Certificateholders  required to be made on the following  Distribution  Date.
The Master  Servicer  shall be entitled to use any Advance made by a  Subservicer  as described in  Section 3.07(b)
that has been deposited in the Custodial  Account on or before such  Distribution  Date as part of the Advance made by the Master Servicer  pursuant to this  Section 4.04.  The  determination by the Master Servicer that it has made a Nonrecoverable  Advance or that any proposed Advance, if made, would constitute a Nonrecoverable  Advance,  shall be evidenced by a certificate  of a Servicing  Officer  delivered to the  Depositor  and the Trustee.  In the event that the Master Servicer  determines as of the Business Day preceding any Certificate  Account Deposit Date that it will be unable to deposit in the  Certificate  Account an amount  equal to the Advance  required to be made for the immediately  succeeding  Distribution  Date,  it shall give notice to the Trustee of its inability to advance (such notice may be given by telecopy),  not later than 3:00 P.M.,  New York time, on such Business Day,  specifying  the portion  of such  amount  that it will be unable to  deposit.  Not later  than 3:00  P.M.,  New York  time,  on the
Certificate  Account  Deposit Date the Trustee shall,  unless by 12:00 Noon, New York time, on such day the Trustee shall have been  notified in writing (by  telecopy)  that the Master  Servicer  shall have  directly or  indirectly deposited in the  Certificate  Account  such  portion of the amount of the Advance as to which the Master  Servicer shall have given notice  pursuant to the preceding  sentence,  pursuant to  Section 7.01,  (a) terminate all of the rights and obligations of the Master Servicer under this Agreement in accordance with  Section 7.01  and (b) assume the  rights  and  obligations  of the  Master  Servicer  hereunder,  including  the  obligation  to  deposit in the
Certificate  Account an amount equal to the Advance for the immediately  succeeding  Distribution Date. The Trustee shall deposit all funds it receives pursuant to this Section 4.04(b) into the Certificate Account.

Section 4.05.     Allocation of Realized Losses.

(a)      Prior to each  Distribution  Date,  the Master  Servicer  shall  determine  the total  amount of  Realized
Losses,  if any,  that  resulted  from any Cash  Liquidation,  Servicing  Modifications,  Debt  Service  Reduction,
Deficient  Valuation or REO  Disposition  that occurred during the related  Prepayment  Period or, in the case of a
Servicing  Modification  that  constitutes a reduction of the interest rate on a Mortgage  Loan,  the amount of the reduction  in the  interest  portion  of the  Monthly  Payment  due in the month in which  such  Distribution  Date
OCCURS.  The amount of each Realized Loss shall be evidenced by an Officers' Certificate.

(b)      All Realized Losses on the Mortgage Loans shall be allocated as follows:

(i)      first, to Excess Cash Flow in the amounts and priority as provided in Section 4.02;

(ii)     second, in reduction of the Overcollateralization Amount, until such amount has been reduced to zero;

(iii)    third, to the Class B  Certificates,  until the aggregate  Certificate  Principal Balance thereof has been reduced to zero;

(iv)     fourth,  to the Class M-9  Certificates,  until the aggregate  Certificate  Principal  Balance thereof has been reduced to zero;

(v)      fifth, to the Class M-8  Certificates,  until the aggregate Certificate Principal Balance thereof has been reduced to zero;

(vi)     sixth, to the Class M-7  Certificates,  until the aggregate Certificate Principal Balance thereof has been reduced to zero;

(vii)    seventh,  to the Class M-6  Certificates,  until the aggregate  Certificate  Principal Balance thereof has been reduced to zero;

(viii)   eighth,  to the Class M-5  Certificates,  until the aggregate  Certificate  Principal  Balance thereof has been reduced to zero;

(ix)     ninth, to the Class M-4  Certificates,  until the aggregate Certificate Principal Balance thereof has been reduced to zero;

(x)      tenth, to the Class M-3  Certificates,  until the aggregate Certificate Principal Balance thereof has been reduced to zero;

(xi)     eleventh,  to the Class M-2  Certificates,  until the aggregate  Certificate Principal Balance thereof has been reduced to zero;

(xii)    twelfth,  to the Class M-1  Certificates,  until the aggregate  Certificate  Principal Balance thereof has been reduced to zero; and

(xiii)   thirteenth, to the Class A-1,  Class A-2,  Class A-3 and Class A-4 Certificates on a pro rata basis, based on their then  outstanding  Certificate  Principal  Balances  prior to giving  effect to distributions  to be made on such  Distribution  Date,  until the aggregate  Certificate
                           Principal Balance of each such Class has been reduced to zero.

(c)      An  allocation  of a  Realized  Loss  on a "pro  rata  basis"  among  two or  more  specified  Classes  of
Certificates  means an  allocation  on a pro rata  basis,  among the  various  Classes so  specified,  to each such
Class of Certificates on the basis of their then outstanding  Certificate Principal Balances prior to giving effect to distributions to be made on such  Distribution  Date in the case of the principal  portion of a Realized Loss or based on the Accrued  Certificate  Interest  thereon payable on such  Distribution  Date in the case of an interest portion of a Realized  Loss. Any  allocation of the principal  portion of Realized  Losses (other than Debt Service
Reductions) to the Class A  Certificates,  Class M  Certificates or Class B  Certificates shall be made by reducing the Certificate  Principal  Balance thereof by the amount so allocated,  which  allocation  shall be deemed to have occurred on such  Distribution  Date;  provided,  that no such  reduction  shall reduce the  aggregate  Certificate
Principal  Balance  of the  Certificates  below the  aggregate  Stated  Principal  Balance of the  Mortgage  Loans.
Allocations of the interest  portions of Realized  Losses (other than any interest rate reduction  resulting from a
Servicing  Modification)  shall be made by operation of the definition of "Accrued  Certificate  Interest" for each
Class for  such  Distribution  Date.  Allocations  of the interest  portion of a Realized  Loss  resulting  from an interest rate reduction in connection with a Servicing  Modification  shall be made by operation of the priority of payment  provisions of  Section 4.02(c).  Allocations of the principal portion of Debt Service  Reductions shall be made by operation of the  priority of payment  provisions  of  Section 4.02(c).  All Realized  Losses and all other losses  allocated to a Class of  Certificates  hereunder will be allocated among the  Certificates of such Class in proportion to the Percentage Interests evidenced thereby.

(d)      All Realized  Losses on the Mortgage  Loans shall be  allocated on each  Distribution  Date to the REMIC I
Regular  Interests and the REMIC II Regular  Interests as provided in the definition of REMIC I Realized Losses and
REMIC II Realized Losses, respectively.

(e)      Realized  Losses  allocated  to the  Excess  Cash Flow or the  Overcollateralization  Amount  pursuant  to paragraphs  (a), (b) or (c) of this Section,  the definition of Accrued  Certificate  Interest and the operation of
Section 4.02(c)  shall  be  deemed  allocated  to the  Class SB  Certificates.  Realized  Losses  allocated  to the
Class SB  Certificates  shall, to the extent such Realized Losses represent Realized Losses on an interest portion, be allocated to the REMIC III  Regular  Interest SB-IO.  Realized Losses allocated to the Excess Cash Flow pursuant to paragraph (b) of this  Section shall be deemed to reduce Accrued  Certificate  Interest on the REMIC III Regular
Interest SB-IO.  Realized Losses  allocated to the  Overcollateralization  Amount pursuant to paragraph (b) of this
Section shall  be deemed first to reduce the principal  balance of the REMIC III  Regular Interest SB-PO until such principal  balance  shall have been reduced to zero and  thereafter  to reduce  accrued and unpaid  interest on the
REMIC III Regular Interest SB-IO.

Section 4.06.     Reports of Foreclosures and Abandonment of Mortgaged Property.

         The Master  Servicer or the  Subservicers  shall file  information  returns with respect to the receipt of mortgage  interest  received in a trade or business,  the reports of foreclosures and abandonments of any Mortgaged
Property  and the  informational  returns  relating to  cancellation  of  indebtedness  income with  respect to any
Mortgaged  Property  required  by Sections  6050H,  6050J and 6050P of the Code,  respectively,  and deliver to the
Trustee an  Officers'  Certificate  on or before  March 31 of each  year,  beginning  with the first  March 31 that occurs at least six months after the Cut-off  Date,  stating that such reports have been filed.  Such reports shall be in form and substance  sufficient to meet the reporting  requirements  imposed by such Sections 6050H, 6050J and
6050P of the Code.

Section 4.07.     Optional Purchase of Defaulted Mortgage Loans.

(a)      With respect to any Mortgage  Loan which is  delinquent  in payment by 90 days or more,  (i) the Holder of the Class SB  Certificate  may,  at its  option,  upon twenty  days prior  written  notice to the Master  Servicer, purchase  such Mortgage Loan from the Trustee at the Purchase  Price  therefore,  except that in no event shall the
Holder of the Class SB  Certificate  purchase such  Mortgage  Loan where the  aggregate  value of all such Mortgage
Loans  purchased  by the  Holder of the Class SB  Certificate  would be  greater  than  three  percent  (3%) of the
Certificate  Principal  Balance  of any  Certificate  and (ii) if the Holder of the Class SB  Certificate  fails to provide notice pursuant to the immediately  preceding  sentence,  the Master Servicer may, at its option,  purchase such  Mortgage  Loan from the Trustee at the Purchase  Price  therefor;  provided,  that with respect to the Master
Servicer such Mortgage Loan that becomes 90 days or more  delinquent  during any given Calendar  Quarter shall only be eligible for  purchase  pursuant to this Section  during the period  beginning on the first  Business Day of the following  Calendar  Quarter,  and  ending at the close of  business  on the  second-to-last  Business  Day of such following  Calendar Quarter;  and provided,  further,  that such Mortgage Loan is 90 days or more delinquent at the time of  repurchase.  Such option if not exercised  shall not  thereafter  be  reinstated as to any Mortgage  Loan, unless the  delinquency is cured and the Mortgage Loan  thereafter  again becomes  delinquent in payment by 90 days or more in a subsequent Calendar Quarter.

(b)      If at any time the Master Servicer makes a payment to the Certificate  Account  covering the amount of the
Purchase Price for such a Mortgage Loan as provided in clause (a) above,  and the Master  Servicer  provides to the
Trustee a  certification  signed by a Servicing  Officer stating that the amount of such payment has been deposited in the Certificate  Account,  then the Trustee shall execute the assignment of such Mortgage Loan at the request of the Master Servicer without  recourse to the Master Servicer which shall succeed to all the Trustee's right,  title and interest in and to such  Mortgage  Loan,  and all security and  documents  relative  thereto.  Such  assignment shall be an assignment  outright and not for security.  The Master  Servicer will thereupon own such Mortgage,  and all such  security and  documents,  free of any further  obligation to the Trustee or the  Certificateholders  with respect thereto.

Section 4.08.     [Reserved].

Section 4.09.     [Reserved].

Section 4.10.     Swap Agreement.

(a)      On the Closing  Date,  the Trustee  shall (i) establish and maintain in its name, in trust for the benefit of the  Certificateholders,  the Swap Account and (ii) for the benefit of the  Certificateholders,  cause the Trust to enter into the Swap Agreement.

(b)      The Trustee  shall  deposit in the Swap Account all payments  that are payable to the Trust Fund under the
Swap Agreement.  Net Swap Payments and Swap Termination  Payments (other than Swap Termination  Payments  resulting from a Swap  Counterparty  Trigger Event) payable by the Trust Fund to the Swap  Counterparty  pursuant to the Swap
Agreement shall be excluded from the Available  Distribution  Amount and payable to the Swap Counterparty  prior to any  distributions  to the  Certificateholders.  On each  Distribution  Date,  such amounts will be remitted by the
Trustee to the Swap  Account for payment to the Swap  Counterparty,  and such amounts (plus any amounts deposited into the Swap Account pursuant to Section 4.02(c)(x)) shall be paid to the Swap Counterparty in the following order of priority:  first to make any Net Swap Payment owed to the Swap  Counterparty  pursuant to the Swap Agreement for  such  Distribution  Date;  and  second  to make any Swap Termination  Payment (not due to a Swap Counterparty
Trigger Event) owed to the Swap Counterparty  pursuant to the Swap  Agreement  for such  Distribution  Date.  For federal  income tax  purposes,  such  amounts  paid to the Swap Account on each  Distribution  Date shall first be deemed paid to the Swap Account in respect of REMIC III  Regular Interest IO to the extent of the amount  distributable on such REMIC III  Regular Interest IO on such  Distribution Date,  and any  remaining  amount shall be deemed paid to the Swap Account in respect of the SB-AM Swap  Agreement. Any Swap  Termination  Payment  triggered  by a Swap
Counterparty  Trigger  Event  owed to the  Swap  Counterparty pursuant to the Swap Agreement will be subordinated to distributions  to the Holders of the Class A  Certificates,Class M Certificates and Class B Certificates and shall be paid as set forth under Section 4.02.

(c)      Net Swap  Payments  payable by the Swap  Counterparty  to the Trustee on behalf of the Trust Fund pursuant to the Swap  Agreement  shall be deposited by the Trustee into the Swap Account and shall be applied in  accordance with Section 4.02.

(d)      Subject  to  Sections  8.01 and 8.02  hereof,  the  Trustee  agrees to  comply  with the terms of the Swap
Agreement and to enforce the terms and provisions  thereof against the Swap  Counterparty at the written  direction of the Holders of  Certificates  entitled to at least 51% of the Voting Rights,  or if the Trustee does not receive such direction from such Certificateholders, then at the written direction of Residential Funding.

(e)      The Swap Account  shall be an Eligible  Account.  Amounts held in the Swap Account from time to time shall continue to  constitute  assets of the Trust Fund,  but not of the REMICs,  until  released  from the Swap  Account pursuant to this  Section 4.10.  The Swap  Account  constitutes  an "outside  reserve  fund"  within the meaning of
Treasury  Regulation Section 1.860G-2(h)  and is not an asset of the REMICs. The Class SB  Certificateholders shall be the owners of the Swap Account.  The Trustee shall keep records that accurately  reflect the funds on deposit in the Swap Account.  The Trustee shall, at the written  direction of the Master  Servicer,  invest amounts on deposit in the Swap Account in Permitted  Investments.  In the absence of written  direction to the Trustee from the Master
Servicer, all funds in the Swap Account shall remain uninvested.

(f)      The Trustee and the Master  Servicer  shall  treat the holders of each Class of  Certificates  (other than the Class SB  Certificates  and Class R  Certificates)  as having entered into a notional  principal  contract (the
"SB-AM Swap Agreement")  with the holders of the Class SB  Certificates.  Pursuant to each such notional  principal contract,  all holders of Certificates  (other than the Class SB  Certificates and Class R  Certificates)  shall be treated  as having  agreed to pay,  on each  Distribution  Date,  to the  holder of the  Class SB  Certificates  an aggregate  amount  equal  to the  excess,  if any,  of (i) the  amount  payable  on such  Distribution  Date on the
REMIC III  Regular Interest  corresponding to such Class of Certificates over (ii) the amount payable on such Class of Certificates on such Distribution Date (such excess, a "Class IO Distribution  Amount").  In addition,  pursuant to such notional principal contract,  the holder of the Class SB  Certificates shall be treated as having agreed to pay the related Basis Risk  Shortfalls  to the holders of the  Certificates  (other than the Class SB  Certificates and Class R  Certificates) in accordance with the terms of this Agreement.  Any payments to the  Certificates  from amounts  deemed  received in respect of this notional  principal  contract  shall not be payments with respect to a
"regular  interest"  in a REMIC  within the  meaning of Code  Section 860G(a)(1).  However,  any  payment  from the
Certificates  (other than the Class SB  Certificates and Class R  Certificates)  of a Class IO Distribution  Amount
shall be treated for tax  purposes as having been  received by the holders of such  Certificates  in respect of the
REMIC III  Regular Interest  corresponding to such Class of Certificates and as having been paid by such holders to the Swap Account  pursuant to the notional  principal  contract.  Thus,  each  Certificate  (other than the Class R
Certificates)  shall be treated as  representing  not only  ownership of regular  interests in REMIC III,  but also ownership of an interest in, and obligations with respect to, a notional principal contract.

(g)      Upon the occurrence of an Early  Termination  Date, the Trustee shall use reasonable  efforts to appoint a successor  swap  counterparty.  To the extent that the Trustee  receives a Swap  Termination  Payment from the Swap
Counterparty,  the Trustee shall apply such Swap Termination  Payment to appoint a successor swap counterparty.  In the event that the trust receives a Swap  Termination  Payment from the Swap  Counterparty  and a replacement  swap agreement  or similar  agreement  cannot be  obtained  within  30 days  after  receipt by the  Trustee of such Swap
Termination  Payment,  then the Trustee shall deposit such Swap Termination  Payment into a separate,  non interest bearing  account and will,  on each  subsequent  Distribution  Date,  withdraw  from the amount then  remaining  on deposit in such reserve  account an amount equal to the Net Swap Payment,  if any, that would have been paid to the
Trust by the original Swap  Counterparty  calculated in accordance  with the terms of the original Swap  Agreement, and  deposit  such  amount  into  the  Swap  Account  for  distribution  on  such  Distribution  Date  pursuant  to
Section 4.02(c).  To the  extent  that  the  Trust  is  required  to pay a Swap  Termination  Payment  to the  Swap
Counterparty,  any upfront payment  received from the  counterparty to a replacement swap agreement will be used to pay such Swap  Termination  Payment  prior to using any  portion  of the  Available  Distribution  Amount  for such
Distribution Date.

ARTICLE V

                                                 THE CERTIFICATES

Section 5.01.     The Certificates.

(a)      The Class A Certificates,  Class M Certificates,  Class B Certificates,  Class SB Certificates and Class R
Certificates  shall be substantially  in the forms set forth in Exhibits A,  B-1, B-2, C and D,  respectively,  and
shall,  on  original  issue,  be  executed  and  delivered  by  the  Trustee  to  the  Certificate   Registrar  for
authentication  and  delivery  to or upon the order of the  Depositor  upon  receipt by the  Trustee or one or more
Custodians  of  the  documents  specified  in  Section 2.01.   Each  class  of  Class A  Certificates  and  Class M
Certificates  shall be issuable in minimum dollar  denominations of $100,000 and integral multiples of $1 in excess thereof.  The Class B  Certificates  shall be issuable in minimum  dollar  denominations  of $250,000  and integral multiples of $1 in excess thereof.  The Class SB  Certificates  shall be issuable in registered,  certificated form in  minimum  percentage  interests  of 5.00%  and  integral  multiples  of 0.01% in  excess  thereof.  The  Class R
Certificates  shall be issued in  registered,  certificated  form in  minimum  percentage  interests  of 20.00% and integral multiples of 0.01% in excess thereof;  provided,  however,  that one Class R  Certificate will be issuable to the REMIC  Administrator  as "tax  matters  person"  pursuant  to  Section 10.01(c)  in a  minimum  denomination representing  a  Percentage  Interest  of not less than  0.01%.  The  Certificates  shall be  executed by manual or facsimile  signature  on behalf of an  authorized  officer  of the  Trustee.  Certificates  bearing  the  manual or facsimile  signatures  of  individuals  who were at any time the  proper  officers  of the  Trustee  shall bind the
Trustee,  notwithstanding  that such  individuals  or any of them have  ceased  to hold such  offices  prior to the authentication  and delivery of such  Certificate  or did not hold such  offices at the date of such  Certificates.
No Certificate  shall be entitled to any benefit under this  Agreement,  or be valid for any purpose,  unless there appears  on such  Certificate  a  certificate  of  authentication  substantially  in the form  provided  for herein executed by the Certificate  Registrar by manual  signature,  and such  certificate  upon any Certificate  shall be conclusive  evidence,  and the only  evidence,  that such  Certificate  has been duly  authenticated  and delivered hereunder.  All Certificates shall be dated the date of their authentication.

(b)      (i)      The Class A  Certificates,  Class M  Certificates  and Class B  Certificates  shall  initially be issued  as one or more  Certificates  registered  in the name of the  Depository  or its  nominee  and,  except  as provided  below,  registration  of such  Certificates,  may not be  transferred  by the  Trustee  except to another
Depository that agrees to hold such  Certificates for the respective  Certificate  Owners with Ownership  Interests therein.  The  Certificate  Owners  shall  hold  their  respective  Ownership  Interests  in  and to  each  Class A
Certificate,  Class M  Certificate  and, to the extent  applicable,  Class B  Certificate  through  the  book-entry facilities of the Depository  and, except as provided  below,  shall not be entitled to Definitive  Certificates in respect of such Ownership  Interests.  All transfers by Certificate Owners of their respective  Ownership Interests in the  Book-Entry  Certificates  shall be made in accordance  with the  procedures  established  by the Depository
Participant or brokerage firm  representing  such Certificate  Owner.  Each Depository  Participant  shall transfer the Ownership  Interests only in the Book-Entry  Certificates  of Certificate  Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's  normal  procedures.  The Class B Certificates sold to  Non-United  States  Persons  in  off-shore  transactions  in  reliance  on  Regulation  S (i)  during  the
Distribution  Compliance Period, shall be represented by a global certificate in definitive,  fully registered form without  interest  coupons  (the  "Temporary  Regulation  S Class B  Certificates"),  (ii)  after the  Distribution
Compliance  Period,  shall be represented by a global  certificate in  definitive,  fully  registered  form without interest  coupons (the "Permanent  Regulation S Class B  Certificates")  or (iii) at any time, shall be represented by  a  certificated  security  in  definitive,  fully  registered  form  (the  "Regulation  S  Definitive  Class  B
Certificate").  The  Regulation S Global Class B Certificate  shall be deposited on behalf of the  subscribers  for the Class B  Certificates  represented  thereby with the Trustee as custodian  for, and registered in the name of a nominee of, the  Depository  for the  respective  accounts of Euroclear and  Clearstream.  The aggregate  principal amount  of the  Regulation  S Global  Class B  Certificate  may from  time to time be  increased  or  decreased  by adjustments  made on the  records  of the  Trustee  or the  Depository  or its  nominee,  as the  case  may be,  as hereinafter  provided.  The Class B  Certificates  initially  sold to United  States  Persons  that are  Accredited
Investors shall each be issued initially in definitive form (a "Definitive  U.S. Class B  Certificate").  The Class
B Certificates  initially sold to United States Persons that are Qualified  Institutional  Buyers shall be shall be represented  by a global  security in  definitive,  fully  registered  form (the "Rule 144A Class B  Certificate"), which shall be deposited on behalf of the subscribers  for the Class B  Certificates  represented  thereby with the
Trustee  as  custodian  for,  and  registered  in the name of a  nominee  of,  the  Depository  or in the form of a
Definitive U.S Class B  Certificate.  The aggregate  principal  amount of the Rule 144A Global Class B Certificates may from  time to time be  increased  or  decreased  by  adjustments  made on the  records  of the  Trustee  or the
Depository or its nominee, as the case may be, as hereinafter provided.

(ii)     The  Trustee,  the  Master  Servicer  and the  Depositor  may for all  purposes  (including  the making of payments due on the  respective  Classes of Book-Entry  Certificates)  deal with the  Depository as the  authorized representative  of the Certificate  Owners with respect to the respective  Classes of Book-Entry  Certificates  for purposes of exercising the rights of  Certificateholders  hereunder.  The rights of Certificate Owners with respect to the respective  Classes of Book-Entry  Certificates  shall be limited to those established by law and agreements between such Certificate  Owners and the Depository  Participants and brokerage firms representing such Certificate
Owners.  Multiple  requests and directions from, and votes of, the Depository as Holder of any Class of  Book-Entry
Certificates with respect to any particular  matter shall not be deemed  inconsistent if they are made with respect to  different  Certificate  Owners.  The  Trustee  may  establish  a  reasonable  record  date in  connection  with solicitations  of consents  from or voting by  Certificateholders  and shall give notice to the  Depository of such record date.

(iii)    If with respect to any  Book-Entry  Certificate  (i)(A) the Depositor  advises the Trustee in writing that the Depository is no longer willing or able to properly discharge its  responsibilities  as Depository with respect to such  Book-Entry  Certificate and (B) the Depositor is unable to locate a qualified  successor,  or (ii) (A) the
Depositor at its option advises the Trustee in writing that it elects to terminate the  book-entry  system for such
Book-Entry  Certificate  through  the  Depository  and (B)  upon  receipt  of  notice  from the  Depository  of the
Depositor's  election  to  terminate  the  book-entry  system  for  such  Book-Entry  Certificate,  the  Depository
Participants holding beneficial interests in such Book-Entry  Certificates agree to initiate such termination,  the
Trustee  shall  notify all  Certificate  Owners of such  Book-Entry  Certificate,  through the  Depository,  of the occurrence of any such event and of the availability of Definitive  Certificates to Certificate  Owners  requesting the same.  Upon  surrender  to the  Trustee  of the  Book-Entry  Certificates  by the  Depository,  accompanied  by registration  instructions  from the  Depository  for  registration  of  transfer,  the  Trustee  shall  issue  the
Definitive Certificates.

(iv)     In addition,  if an Event of Default has occurred and is continuing,  each  Certificate  Owner  materially adversely affected thereby may at its option request a Definitive  Certificate  evidencing such Certificate Owner's
Percentage  Interest in the related Class of  Certificates.  In order to make such request,  such Certificate Owner shall,  subject to the rules and procedures of the  Depository,  provide the  Depository or the related  Depository
Participant  with  directions for the  Certificate  Registrar to exchange or cause the exchange of the  Certificate
Owner's  interest  in such  Class of  Certificates  for an  equivalent  Percentage  Interest  in  fully  registered definitive  form.  Upon receipt by the  Certificate  Registrar of  instructions  from the Depository  directing the
Certificate  Registrar to effect such exchange (such  instructions  to contain  information  regarding the Class of
Certificates  and the Certificate  Principal  Balance being  exchanged,  the Depository  Participant  account to be debited with the decrease, the registered holder of and delivery instructions for the Definitive  Certificate,  and any other  information  reasonably  required by the Certificate  Registrar),  (i) the  Certificate  Registrar shall instruct  the  Depository  to reduce the related  Depository  Participant's  account by the  aggregate  Certificate
Principal  Balance of the  Definitive  Certificate,  (ii) the Trustee shall execute and the  Certificate  Registrar shall  authenticate  and deliver,  in accordance with the registration  and delivery  instructions  provided by the
Depository,  a Definitive  Certificate  evidencing such Certificate  Owner's  Percentage  Interest in such Class of
Certificates  and  (iii)  the  Trustee  shall  execute  and the  Certificate  Registrar  shall  authenticate  a new
Book-Entry  Certificate  reflecting the reduction in the aggregate  Certificate  Principal Balance of such Class of
Certificates by the amount of the Definitive Certificates.

(v)      Class B Certificates  initially sold to Non-United States Persons in "offshore  transactions"  (within the meaning of Regulation S) will be represented  by Temporary  Regulation S Global Class B  Certificates.  The Trustee
shall hold such Certificates on behalf of the subscribers for such  Certificates for the Depository,  registered in the name of a nominee of the  Depository  for the  accounts  of each of the  Clearance  Systems,  for credit by the
Clearance Systems to the respective  accounts  designated by the subscribers of such Certificates (or to such other accounts  as they may  direct)  at each of the  Clearance  Systems.  The  Temporary  Regulation  S  Global  Class B
Certificates  shall be exchanged  for interests in the Permanent  Regulation S Global Class B  Certificates  as set
forth below.

                  Upon the  termination  of the  Distribution  Compliance  Period,  the  Trustee  shall  cause each
Temporary  Regulation  S Class B  Certificate  to be  exchanged,  in whole  or in part  from  time to  time,  for a
Permanent  Regulation S Global Class B Certificate in an equal aggregate  principal  amount;  provided that (i) the
Trustee  receives a certificate  substantially  in the form set forth in Exhibit W attached  hereto,  and signed by the respective  Clearance System as to the portions of each Temporary  Regulation S Global Class B Certificate held for the  respective  accounts of such  Clearance  System,  that it has received from each  beneficial  owner of the portion of each  Temporary  Regulation S Global Class B  Certificate  then to be exchanged,  written  certification substantially  to the  effect  set forth in  Exhibit V  attached  hereto,  with such  changes  therein  as shall be approved  by the  Issuer  and (ii) the  Trustee  and any Paying  Agent do not have a United  States  address as the address for payment to any  beneficial  owner of the  Permanent  Regulation S Global Class B  Certificate  issuable upon such exchange.  Notwithstanding  the foregoing,  in the event of redemption in whole or acceleration of all or any  part of the  Class B  Certificates  prior  to the  termination  of the  Distribution  Compliance  Period,  the
Permanent  Regulation S Global Class B Certificates  will not be issuable in respect of the Temporary  Regulation S
Global Class B  Certificates  or portion  thereof,  and payment  thereon will be made as provided in the  Temporary
Regulation S Global Class B Certificates.

(vi)     None of the  Depositor,  the Master  Servicer or the Trustee  shall be liable for any actions taken by the
Depository  or its nominee,  including,  without  limitation,  any delay in delivery of any  instructions  required under this  Section 5.01  and may  conclusively  rely on, and shall be protected in relying on, such  instructions.
Upon the issuance of Definitive  Certificates,  the Trustee and the Master  Servicer shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder.

(c)      Each of the  Certificates is intended to be a "security"  governed by Article 8 of the Uniform  Commercial
Code as in effect in the State of New York and any other  applicable  jurisdiction,  to the extent that any of such laws may be applicable.

Section 5.02.     Registration of Transfer and Exchange of Certificates.

(a)      The Trustee  shall cause to be kept at one of the  offices or agencies to be  appointed  by the Trustee in accordance  with the  provisions  of  Section 8.12  a  Certificate  Register in which,  subject to such  reasonable regulations as it may prescribe,  the Trustee shall provide for the  registration of Certificates  and of transfers and exchanges of Certificates as herein  provided.  The Trustee is initially  appointed  Certificate  Registrar for the purpose of  registering  Certificates  and transfers  and exchanges of  Certificates  as herein  provided.  The
Certificate   Registrar,   or  the  Trustee,   shall  provide  the  Master   Servicer  with  a  certified  list  of
Certificateholders as of each Record Date prior to the related Determination Date.

(b)      Upon  surrender for  registration  of transfer of any  Certificate  at any office or agency of the Trustee maintained  for such  purpose  pursuant to  Section 8.12  and, in the case of any Class SB  Certificate  or Class R
Certificate,  upon  satisfaction  of the conditions set forth below,  the Trustee shall execute and the Certificate
Registrar shall  authenticate  and deliver,  in the name of the designated  transferee or transferees,  one or more new Certificates of a like Class and aggregate Percentage Interest.

(c)      At the  option  of the  Certificateholders,  Certificates  may be  exchanged  for  other  Certificates  of authorized  denominations of a like Class and aggregate Percentage Interest,  upon surrender of the Certificates to be exchanged at any such office or agency.  Whenever any  Certificates  are so surrendered for exchange the Trustee shall execute and the Certificate  Registrar shall  authenticate  and deliver the  Certificates of such Class which the  Certificateholder  making the exchange is entitled to receive.  Every Certificate presented or surrendered for transfer or exchange  shall (if so required by the Trustee or the  Certificate  Registrar)  be duly endorsed by, or be  accompanied  by a written  instrument  of transfer  in form  satisfactory  to the  Trustee and the  Certificate
Registrar duly executed by, the Holder thereof or his attorney duly authorized in writing.

(d)      (i)      No transfer,  sale, pledge or other disposition of a Class B  Certificate,  Class SB  Certificate
or Class R  Certificate  shall be made unless such transfer,  sale,  pledge or other disposition is exempt from the registration  requirements  of the  Securities  Act,  and  any  applicable  state  securities  laws  or is  made in accordance with said Act and laws.

(ii)     Except as otherwise provided in this  Section 5.02(d),  in the event that a transfer of a Definitive Class
B  Certificate,  Class SB  Certificate or Class R  Certificate is to be made, (i) unless the Depositor  directs the
Trustee  otherwise,  the Trustee shall require a written Opinion of Counsel acceptable to and in form and substance satisfactory  to the Trustee and the Depositor that such transfer may be made pursuant to an exemption,  describing the applicable  exemption and the basis therefor,  from said Act and laws or is being made pursuant to said Act and laws,  which  Opinion of Counsel  shall not be an expense of the  Trustee,  the Trust Fund,  the  Depositor  or the
Master  Servicer,  and  (ii) the  Trustee  shall  require  the  transferee  to  execute  a  representation  letter, substantially  in the form of  Exhibit I  hereto,  and the  Trustee  shall  require  the  transferor  to  execute a representation  letter,  substantially  in the  form of  Exhibit J  hereto,  each  acceptable  to and in  form  and substance  satisfactory  to the  Depositor  and the Trustee  certifying  to the Depositor and the Trustee the facts surrounding such transfer,  which  representation  letters shall not be an expense of the Trustee,  the Trust Fund, the Depositor or the Master Servicer.  In lieu of the requirements  set forth in the preceding  sentence,  Class SB
Certificates  or Class R  Certificates  may be made in  accordance  with this  Section 5.02(d)  if the  prospective transferee  of such a  Certificate  provides  the  Trustee  and the  Master  Servicer  with  an  investment  letter substantially in the form of Exhibit N-1  attached hereto,  which investment  letter shall not be an expense of the
Trustee, the Depositor,  or the Master Servicer,  and which investment letter states that, among other things, such transferee (i) is a Qualified  Institutional  Buyer,  acting for its own account or the accounts of other Qualified
Institutional  Buyer,  and (ii) is  aware  that the  proposed  transferor  intends  to rely on the  exemption  from registration requirements under the Securities Act provided by Rule 144A.

(iii)    No  transfer,  sale,  pledge or other  disposition  of a Class B  Certificate  shall be made  unless  such transfer is made in accordance with the following provisions:

(A)      Rule 144A Global Class B Certificate or Definitive  Class B Certificate  to Permanent  Regulation S Global
Class B  Certificate.  If the owner of a beneficial  interest in a Rule 144A Global Class B  Certificate  deposited with the Depository or the Holder of a Definitive  Class B Certificate  after the  Distribution  Compliance  Period wishes at any time to exchange its  interest in the Rule 144A Global  Class B  Certificate  or  Definitive  Class B
Certificate  for an  interest  in the  corresponding  Permanent  Regulation  S Global  Class B  Certificate,  or to
transfer its interest in the Rule 144A Global Class B  Certificate  or Definitive  Class B Certificate  to a person who wishes to take  delivery of it in the form of an interest in the  corresponding  Permanent  Regulation S Global
Class B  Certificate,  such owner or Holder may  exchange or transfer the  interest  for an  equivalent  beneficial interest in the corresponding  Permanent Regulation S Global Class B Certificate  (subject, in the case of the Rule
144A Global Class B Certificate,  to Applicable  Procedures) if such owner or Holder after the exchange or proposed transferee  after the  transfer  is not a United  States  Person.  In the case of the  transfer  of (x) a Rule 144A
Global Class B Certificate,  the Trustee shall  instruct the Depository to reduce the principal  amount of the Rule
144A Global Class B Certificate and to increase the principal  amount of the Permanent  Regulation S Global Class B
Certificate  by the  aggregate  principal  amount  of the  beneficial  interest  in the Rule  144A  Global  Class B
Certificate to be exchanged (but such exchange  shall not be for less than the minimum  denomination  applicable to such Class B Certificates)  and to credit to the securities  account of the person  specified in the instructions a beneficial  interest in the  corresponding  Regulation S Global Class B  Certificate  equal to the reduction in the principal  amount of the Rule 144A  Global  Class B  Certificate  and (y) a  Definitive  Class B  Certificate,  the
Trustee  will  exchange  such  Definitive  Class B  Certificate  (and note such  cancellation  or  reduction in the
Certificate  Register)  for the  remaining  untransferred  principal  amount  of or  cancel,  as  applicable,  such
Definitive  Class B  Certificate,  and the Trustee  shall  instruct the  Depository  to (1) increase the  principal amount  of the  Permanent  Regulation  S Global  Class B  Certificate  by the  aggregate  principal  amount  of the
Definitive  Class B Certificate to be exchanged,  and (2) credit to the securities  account of the person specified in the instructions a beneficial  interest in the  corresponding  Regulation S Global Class B Certificate  equal to the reduction or  cancellation  in the principal  amount of the Definitive  Class B Certificate,  in each case upon receipt  by the  Trustee  of a (i) a  written  order  in  accordance  with  the  Applicable  Procedures  containing information  regarding  the  Euroclear or  Clearstream  account to be credited  with the increase in the  Permanent
Regulation S Global Class B  Certificate  and the name of such account,  (ii) a certificate  in the form of Exhibit
N-3 given by the transferor, and (iii) a certificate in the form of Exhibit N-4 given by the proposed transferee.

(B)      Rule 144A Global Class B Certificate or Definitive  Class B Certificate  to Temporary  Regulation S Global
Class B  Certificate.  If the owner of a beneficial  interest in a Rule 144A Global Class B  Certificate  deposited with the  Depository or a Holder of a Definitive  Class B Certificate  during the  Distribution  Compliance  Period wishes at any time to exchange its  interest in the Rule 144A Global  Class B  Certificate  or  Definitive  Class B
Certificate during the Distribution  Compliance Period for an interest in the corresponding  Temporary Regulation S
Global Class B  Certificate,  or to transfer its interest in the Rule 144A Global Class B Certificate or Definitive
Class B Certificate  to a person who wishes to take delivery of it in the form of an interest in the  corresponding
Temporary  Regulation S Global Class B  Certificate,  the owner or Holder may exchange or transfer the interest for an equivalent  beneficial interest in the corresponding  Regulation S Global Class B Certificate  (subject,  in the case of the Rule 144A  Global  Class B  Certificate,  to  Applicable  Procedures  if the owner or Holder  after the exchange  or the  proposed  transferee  after  the  transfer  is not a  United  States  Person.  In the case of the transfer of (x) a Rule 144A Global Class B  Certificate,  the Trustee shall  instruct the  Depository to reduce the principal  amount  of the Rule  144A  Global  Class B  Certificate  and to  increase  the  principal  amount of the
Temporary  Regulation S Global Class B Certificate by the aggregate  principal amount of the beneficial interest in the Rule  144A  Global  Class B  Certificate  to be  exchanged  (but such  exchange  shall not be for less than the minimum  denomination  applicable  to such Class B  Certificates)  and to credit to the  securities  account of the person  specified  in the  instructions  a  beneficial  interest in the  corresponding  Regulation S Global Class B
Certificate  equal to the reduction in the principal  amount of the Rule 144A Global Class B Certificate  and (y) a
Definitive  Class B  Certificate,  the Trustee will exchange  such  Definitive  Class B Certificate  (and note such cancellation  or reduction in the  Certificate  Register) for the remaining  untransferred  principal  amount of or cancel,  as  applicable,  such  Definitive  Class B  Certificate,  and the Trustee shall instruct the Depository to increase the principal amount of the Temporary  Regulation S Global Class B Certificate by the aggregate  principal amount of the  Definitive  Class B Certificate  to be  exchanged,  and to credit to the  securities  account of the person  specified in the  instructions a beneficial  interest in the  corresponding  Temporary  Regulation S Global
Class B  Certificate  equal to the reduction or  cancellation  in the principal  amount of the  Definitive  Class B
Certificate,  in each case upon receipt by the Trustee of a (i) a written order in accordance  with the  Applicable
Procedures  containing  information regarding the Euroclear or Clearstream account to be credited with the increase in the Temporary  Regulation S Global Class B Certificate  and the name of such account,  (ii) a certificate in the form of N-3 given by the  transferor,  and (iii) a  certificate  in the form of Exhibit  N-4 given by the  proposed transferee.  Notwithstanding  anything else in this Section  5.02(d)(iii)(B),  prior to the end of the Distribution
Compliance  Period,  a Rule 144A Global Class B Certificate or Definitive Class B Certificate may only be exchanged or transferred for an equivalent  beneficial  interest in the corresponding  Temporary  Regulation S Class B Global
Certificate.

(C)      Regulation S Global Class B  Certificate  or Definitive  Class B  Certificate  to Rule 144A Global Class B
Certificate.  If the owner of a beneficial  interest in a Regulation S Global Class B Certificate  or the Holder of
a Definitive  Class B  Certificate  wishes at any time to exchange its interest in the  Regulation S Global Class B
Certificate  or  Definitive  Class B  Certificate  for an interest in the  corresponding  Rule 144A Global  Class B
Certificate  or to transfer its  interest in the  Regulation S Global Class B  Certificate  or  Definitive  Class B
Certificate  to a person who wishes to take  delivery of it in the form of an interest  in the  corresponding  Rule
144A Global Class B  Certificate,  the owner or Holder may exchange or transfer,  or cause the exchange or transfer of, the interest for an equivalent  beneficial  interest in the corresponding  Rule 144A Global Class B Certificate
(subject,  in the case of a Regulation S Global Class B  Certificate,  to  Applicable  Procedures)  if the owner or
Holder after the exchange or the proposed  transferee  after the transfer is a Qualified  Institutional  Buyer.  In the case of a transfer of (x) a Regulation S Global Class B  Certificate,  the Trustee  shall  instruct  Euroclear,
Clearstream,  or the  Depository,  as the case may be, to reduce the  principal  amount of the  Regulation S Global
Class B  Certificate  and  increase  the  principal  amount  of the Rule 144A  Global  Class B  Certificate  by the
aggregate  principal  amount of the  beneficial  interest in the  Regulation  S Global  Class B  Certificate  to be
exchanged  (but such  exchange  shall not be for less than the  minimum  denomination  applicable  to such  Class B
Certificates)  and to credit to the  securities  account of the person  specified in the  instructions a beneficial interest in the  corresponding  Rule 144A Global Class B Certificate equal to the reduction in the principal amount of the  Regulation  S Global  Class B  Certificate  and (y) a  Definitive  Class B  Certificate,  the Trustee  will exchange such Definitive  Class B Certificate for the remaining  untransferred  principal  amount of or cancel,  as applicable,  such  Definitive  Class B Certificate  and the Trustee shall  instruct the  Depository to increase the principal  amount of the Rule 144A Global Class B Certificate by the aggregate  principal  amount of the Definitive
Class B  Certificate  to be  exchanged,  and to credit to the  securities  account of the person  specified  in the instructions  a  beneficial  interest  in the  corresponding  Rule 144A  Global  Class B  Certificate  equal to the reduction  or  cancellation  in the  principal  amount of the  Definitive  Class B  Certificate,  in each case upon receipt by the  Certificate  Registrar of (i) a certificate  in the form of Exhibit N-6 given by the  transferor if the  transferor  is not a United  States  Person and (ii) a  certificate  in the form of  Exhibit  N-1 given by the proposed transferee.

(D)      Global Class B Certificate or Definitive  Class B Certificate to Definitive  U.S. Class B Certificate.  If
the owner of a beneficial  interest in a Global Class B Certificate  deposited  with the  Depository,  Euroclear or
Clearstream,  as applicable,  or the Holder of a Definitive Class B Certificate  wishes at any time to exchange its interest in the Global Class B Certificate or Definitive  Class B Certificate for an interest in the  corresponding
Definitive  U.S.  Class B Certificate  or to transfer its interest in the  corresponding  Definitive  U.S.  Class B
Certificate,  the  Certificate  Owner may exchange or transfer,  or cause the exchange or transfer of, the interest for an equivalent  beneficial  interest in a  corresponding  Definitive U.S. Class B Certificate  (subject,  in the case of a Global Class B Certificates,  to the Applicable  Procedures) if the Certificate  Owner after the exchange or the proposed  transferee after the transfer is a Qualified  Institutional  Buyer or an Accredited  Investor.  In
the case of a transfer of (x) a Global Class B Certificate,  the Trustee shall instruct Euroclear,  Clearstream, or the  Depository,  as the case may be, to reduce the  principal  amount of the Global  Class B  Certificate  and the
Trustee  shall  authenticate  and deliver to the  proposed  transferee  the  Definitive  U.S.  Class B  Certificate specified  in the  transferor's  instructions  in an  aggregate  principal  amount  equal to such  reduction in the principal amount of the Global Class B Certificate and note the issuance,  principal  amount and registered  holder of such Definitive U.S. Class B Certificate in the Certificate  Register and (y) a Definitive  Class B Certificate,
the Trustee will exchange such Definitive Class B Certificate for the remaining  untransferred  principal amount of or cancel,  as applicable,  such Definitive  Class B Certificate  presented for transfer or exchange (and note such cancellation  or reduction in the  Certificate  Register)  and the Trustee  shall  authenticate  and deliver to the proposed  transferee  the Definitive  U.S. Class B Certificate  specified in the  transferor's  instructions  in an aggregate principal amount equal to the portion of the principal amount of the physical  Certificate  presented for transfer or exchange (and note the issuance,  principal amount and registered  holder of such Definitive U.S. Class
B Certificate in the Certificate  Register),  and, in the case of a transfer in part,  authenticate  and deliver to the  transferor  a  Definitive  Class B  Certificate  for any  remaining  portion  of the  principal  amount of the
Definitive  Class B Certificate  presented for transfer of exchange,  in each case upon receipt by the  Certificate
Registrar  of, (i) (A) a  certificate  in the form of Exhibit N-2 given by the  transferor  if the  transferor is a
Qualified  Institutional  Buyer,  or (B) a  certificate  in the form of Exhibit N-6 given by the  transferor if the transferor  is a  Non-United  States  Person,  and (ii) (A) a  certificate  in the form of Exhibit N-1 given by the proposed  transferee if the proposed  transferee  is a Qualified  Institutional  Buyer or (B) a certificate  in the form of Exhibit N-5 given by the proposed transferee if the proposed transferee is an  Accredited Investor.

(E)      Global  Class B  Certificate  or  Definitive  Class B  Certificate  to  Regulation  S  Definitive  Class B
Certificate.  If  the  owner  of a  beneficial  interest  in a  Global  Class  B  Certificate  deposited  with  the
Depository,  Euroclear or Clearstream,  as applicable,  or the Holder of a Definitive Class B Certificate wishes at any time to exchange  its interest in the Global Class B  Certificate  or  Definitive  Class B  Certificate  for an
interest in the  corresponding  Regulation  S  Definitive  Class B  Certificate  or to transfer its interest in the corresponding  Regulation S Definitive  Class B Certificate,  the  Certificate  Owner may exchange or transfer,  or cause the  exchange  or  transfer  of, the  interest  for an  equivalent  beneficial  interest  in a  corresponding
Regulation S Definitive Class B Certificate  (subject,  in the case of a Global Class B Certificates,  to the rules and procedures of Euroclear,  Clearstream,  or the Depository,  as the case may be) if the Certificate  Owner after the  exchange or the  proposed  transferee  after the  transfer  is not a United  States  Person.  In the case of a transfer  of (x) a  Global  Class  B  Certificate,  the  Trustee  shall  instruct  Euroclear,  Clearstream,  or the
Depository,  as the case may be, to reduce the principal  amount of the Global Class B Certificate  and the Trustee shall  authenticate and deliver to the transferee the Regulation S Definitive Class B Certificate  specified in the transferor's  instructions in an aggregate  principal amount equal to such reduction in the principal amount of the
Global Class B Certificate  and note the issuance,  principal  amount and  registered  holder of such  Regulation S
Definitive Class B Certificate in the Certificate  Register and (y) a Definitive  Class B Certificate,  the Trustee
will exchange such Definitive  Class B Certificate for the remaining  untransferred  principal amount of or cancel, as applicable,  such Definitive Class B Certificate  presented for transfer or exchange (and note such cancellation or reduction in the  Certificate  Register) and the Trustee shall  authenticate  and deliver to the  transferee the
Regulation S Definitive Class B Certificate  specified in the transferor's  instructions in an aggregate  principal amount  equal to the  portion of the  principal  amount of the  physical  Certificate  presented  for  transfer  or exchange (and note the issuance,  principal  amount and registered  holder of such Regulation S Definitive  Class B
Certificate in the Certificate Register),  and, in the case of a transfer in part,  authenticate and deliver to the transferor a Definitive  Class B Certificate  for any remaining  portion of the principal  amount of the Definitive
Class B  Certificate  presented  for  transfer of  exchange,  in each case upon receipt by the Trustee of (i) (A) a certificate  in the form of Exhibit N-2 given by the  transferor  if the  transferor  is a Qualified  Institutional
Buyer,  or (B) a certificate  in the form of Exhibit N-6 given by the  transferor if the transferor is a Non-United
States Person, and  (ii) a certificate in the form of Exhibit N-4 given by the proposed transferee.

(F)      Temporary   Regulation  S  Global  Class  B  Certificate   to  Permanent   Regulation  S  Global  Class  B
Certificate.  On or after the Distribution  Compliance Period, a Temporary Regulation S Global Class B certificates may be  exchanged  for a  corresponding  Permanent  Regulation  S Global Class B  Certificate.  Any such  Permanent
Regulation S Global Class B Certificate  shall be so issued and delivered in exchange for a Temporary  Regulation S
Global Class B Certificate  if there shall have been  presented to the Trustee (i) a  certification  in the form of
Exhibit N-6 given by the  transferor,  and (ii) a  certification  in the form of Exhibit N-4 given by the  proposed transferee.

(iv)     If any  transfer of a Class B  Certificate  held by a transferor  and to be held by a  transferee  in book entry form is to be made without  registration  under the Securities  Act, the  transferor  shall be deemed to have made each of the applicable  certifications  in the  representation  letters or certificates  required  pursuant to
Section  5.02(d)(iii)  as of the  transfer  date  and the  transferee  shall be  deemed  to have  made  each of the applicable  certifications in the representation  letters or certificates required pursuant to Section 5.02(d)(iii)
as of the transfer date, in each case as if such Class B Certificate were in physical form.

(v)      The Holder of a Class B  Certificate,  Class SB  Certificate or Class R Certificate desiring to effect any transfer,  sale,  pledge  or other  disposition  shall,  and does  hereby  agree to,  indemnify  the  Trustee,  the
Depositor,  the  Master  Servicer  and the  Certificate  Registrar  against  any  liability  that may result if the transfer,  sale,  pledge or other  disposition is not so exempt or is not made in accordance  with such federal and state laws and this Agreement.

(e)      In the case of any  Certificate  presented  for  registration  in the name of any  Person,  either (A) the
Trustee shall require an Opinion of Counsel  acceptable to and in form and substance  satisfactory  to the Trustee, the  Depositor  and the Master  Servicer  to the  effect  that the  purchase  or  holding  of such  Certificate  is permissible  under  applicable law, will not constitute or result in any non-exempt  prohibited  transaction  under
Section 406 of ERISA or  Section 4975  of the Code (or comparable  provisions of any  subsequent  enactments),  and will not subject the  Trustee,  the  Depositor or the Master  Servicer to any  obligation  or liability  (including obligations  or  liabilities  under ERISA or  Section 4975  of the Code) in addition  to those  undertaken  in this
Agreement,  which Opinion of Counsel shall not be an expense of the Trustee,  the Depositor or the Master Servicer,
or (B) the prospective  transferee shall be required to provide the Trustee,  the Depositor and the Master Servicer with a  certification  to the  effect  set forth in  Exhibit P  (with  respect  to a Class A  Certificate,  Class M
Certificate,  Class B Certificate  or Class SB  Certificate,  provided,  however that such  certification  shall be deemed to have  been  given by any  Class A  Certificate,  Class M or  Class B  Certificateholder  who  acquires  a
Book-Entry  Certificate) or in paragraph fifteen of Exhibit H-1 (with respect to a Class R Certificate),  which the
Trustee may rely upon without further inquiry or  investigation,  or such other  certifications  as the Trustee may deem  desirable  or  necessary  in order to  establish  that  such  transferee  or the  Person  in whose  name such registration  is requested is not an employee  benefit plan or other plan or arrangement  subject to the prohibited transaction  provisions  of ERISA or  Section 4975  of the Code,  or any Person  (including  an  insurance  company investing its general  accounts,  an investment  manager,  a named  fiduciary or a trustee of any such plan) who is using "plan assets" of any such plan to effect such acquisition (each of the foregoing, a "Plan Investor").

         Any purported  Certificate  Owner whose  acquisition or holding of any Certificate  (or interest  therein)
was effected in  violation of the  restrictions  in this  Section 5.02(e)  shall  indemnify  and hold  harmless the
Depositor,  the Trustee, the Master Servicer, any Subservicer,  any underwriter and the Trust Fund from and against any and all  liabilities,  claims,  costs or expenses  incurred by such parties as a result of such  acquisition or holding.

(f)      (i)      Each Person who has or who  acquires any  Ownership  Interest in a Class R  Certificate  shall be deemed by the  acceptance or  acquisition  of such  Ownership  Interest to have agreed to be bound by the following provisions and to have  irrevocably  authorized the Trustee or its designee under clause  (iii)(A) below to deliver payments  to a Person  other than such  Person  and to  negotiate  the terms of any  mandatory  sale  under  clause
(iii)(B) below and to execute all  instruments of transfer and to do all other things  necessary in connection with any such sale. The rights of each Person  acquiring any Ownership  Interest in a Class R  Certificate are expressly subject to the following provisions:

                               (A)      Each  Person  holding or  acquiring  any  Ownership  Interest  in a Class R
Certificate  shall be a Permitted  Transferee  and shall  promptly  notify the  Trustee of any change or  impending change in its status as a Permitted Transferee.

                               (B)      In connection  with any proposed  Transfer of any  Ownership  Interest in a
Class R  Certificate,  the Trustee shall require delivery to it, and shall not register the Transfer of any Class R
Certificate until its receipt of,

                                    (I)     an affidavit and agreement (a "Transfer  Affidavit and  Agreement,"  in the form attached hereto as Exhibit H-1) from the proposed  Transferee,  in form and substance  satisfactory to the
Master Servicer,  representing and warranting,  among other things, that it is a Permitted  Transferee,  that it is not acquiring its Ownership  Interest in the Class R  Certificate that is the subject of the proposed Transfer as a nominee,  trustee or agent for any Person who is not a  Permitted  Transferee,  that for so long as it retains  its
Ownership Interest in a Class R  Certificate,  it will endeavor to remain a Permitted  Transferee,  and that it has reviewed the provisions of this Section 5.02(f) and agrees to be bound by them, and

                                    (II)    a certificate,  in the form attached  hereto as  Exhibit H-2,  from the
Holder wishing to transfer the Class R  Certificate,  in form and substance  satisfactory  to the Master  Servicer, representing  and  warranting,  among  other  things,  that no purpose of the  proposed  Transfer  is to impede the assessment or collection of tax.

                               (C)      Notwithstanding  the delivery of a Transfer  Affidavit  and  Agreement by a proposed  Transferee  under  clause (B) above,  if a  Responsible  Officer of the  Trustee  who is assigned to this
Agreement  has actual  knowledge  that the proposed  Transferee  is not a Permitted  Transferee,  no Transfer of an
Ownership Interest in a Class R Certificate to such proposed Transferee shall be effected.

                               (D)      Each  Person  holding or  acquiring  any  Ownership  Interest  in a Class R
Certificate  shall  agree (x) to require a Transfer  Affidavit  and  Agreement  from any other  Person to whom such
Person attempts to transfer its Ownership  Interest in a Class R  Certificate and (y) not to transfer its Ownership
Interest unless it provides a certificate to the Trustee in the form attached hereto as Exhibit H-2.

                               (E)      Each  Person  holding  or  acquiring  an  Ownership  Interest  in a Class R
Certificate,  by purchasing an Ownership  Interest in such  Certificate,  agrees to give the Trustee written notice
that  it  is  a   "pass-through   interest   holder"   within  the  meaning  of  Temporary   Treasury   Regulations
Section 1.67-3T(a)(2)(i)(A)  immediately upon acquiring an Ownership Interest in a Class R  Certificate,  if it is,
or is holding an Ownership Interest in a Class R Certificate on behalf of, a "pass-through interest holder."

(ii)     The Trustee  shall  register the Transfer of any Class R  Certificate  only if it shall have  received the
         Transfer  Affidavit  and  Agreement,  a  certificate  of the Holder  requesting  such transfer in the form attached hereto as Exhibit H-2  and all of such other documents as shall have been reasonably  required by the Trustee as a condition to such  registration.  Transfers  of the Class R  Certificates  to  Non-United
         States  Persons  and  Disqualified  Organizations  (as  defined  in  Section 860E(e)(5)  of the  Code) are prohibited.

                               (A)      If any  Disqualified  Organization  shall  become  a  holder  of a  Class R
Certificate,  then the last preceding  Permitted  Transferee shall be restored,  to the extent permitted by law, to all rights and  obligations as Holder  thereof  retroactive  to the date of  registration  of such Transfer of such
Class R Certificate.  If a Non-United States Person shall become a holder of a Class R  Certificate,  then the last preceding  United States Person shall be restored,  to the extent  permitted by law, to all rights and  obligations as Holder  thereof  retroactive  to the date of  registration  of such Transfer of such Class R  Certificate.  If a
transfer  of  a  Class R   Certificate  is  disregarded   pursuant  to  the  provisions  of  Treasury   Regulations
Section 1.860E-1  or  Section 1.860G-3,  then the last preceding  Permitted  Transferee  shall be restored,  to the extent  permitted by law, to all rights and  obligations as Holder thereof  retroactive to the date of registration of such  Transfer of such  Class R  Certificate.  The  Trustee  shall be under no  liability  to any Person for any registration  of Transfer of a Class R  Certificate  that is in fact not permitted by this  Section 5.02(f)  or for making any payments due on such  Certificate  to the holder  thereof or for taking any other action with respect to such holder under the provisions of this Agreement.

                               (B)      If  any   purported   Transferee   shall  become  a  Holder  of  a  Class R
Certificate  in  violation  of the  restrictions  in this  Section 5.02(f)  and to the extent that the  retroactive restoration  of the rights of the Holder of such Class R  Certificate  as described in clause  (iii)(A) above shall be invalid,  illegal or unenforceable,  then the Master Servicer shall have the right, without notice to the holder or any prior holder of such Class R  Certificate,  to sell such Class R  Certificate to a purchaser selected by the
Master  Servicer  on such terms as the Master  Servicer  may  choose.  Such  purported  Transferee  shall  promptly endorse and deliver each Class R  Certificate in accordance  with the  instructions  of the Master  Servicer.  Such purchaser may be the Master  Servicer  itself or any Affiliate of the Master  Servicer.  The proceeds of such sale, net of the commissions (which may include commissions  payable to the Master Servicer or its Affiliates),  expenses and taxes due,  if any,  will be  remitted  by the Master  Servicer  to such  purported  Transferee.  The terms and conditions  of any sale under  this  clause  (iii)(B)  shall be  determined  in the sole  discretion  of the Master
Servicer,  and the Master  Servicer  shall not be liable to any Person  having an  Ownership  Interest in a Class R
Certificate as a result of its exercise of such discretion.

(iii)    The Master  Servicer,  on behalf of the  Trustee,  shall make  available,  upon  written  request from the
         Trustee, all information necessary to compute any tax imposed

                               (A)      as a  result  of  the  Transfer  of  an  Ownership  Interest  in a  Class R
Certificate  to any  Person  who is a  Disqualified  Organization,  including  the  information  regarding  "excess inclusions"  of such  Class R  Certificates  required to be provided to the  Internal  Revenue  Service and certain
Persons as described in Treasury Regulations Sections 1.860D-1(b)(5) and 1.860E-2(a)(5), and

                               (B)      as a result of any regulated  investment  company,  real estate  investment trust, common trust fund,  partnership,  trust,  estate or organization  described in Section 1381 of the Code that holds an  Ownership  Interest in a Class R  Certificate  having as among its record  holders at any time any Person who is a Disqualified  Organization.  Reasonable  compensation  for providing such  information  may be required by the Master Servicer from such Person.

(iv)     The provisions of this  Section 5.02(f)  set forth prior to this clause (iv) may be modified,  added to or eliminated, provided that there shall have been delivered to the Trustee the following:

                               (A)      written  notification  from  each  Rating  Agency  to the  effect  that the modification,  addition to or  elimination  of such  provisions  will not cause such Rating Agency to downgrade its then-current  ratings,  if any,  of the  Class A  Certificates  or  Class M  Certificates  below  the  lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency; and

                               (B)      a certificate of the Master  Servicer  stating that the Master Servicer has received an Opinion of Counsel,  in form and  substance  satisfactory  to the Master  Servicer,  to the effect that such  modification,  addition to or absence of such provisions will not cause any REMIC created  hereunder to cease to qualify as a REMIC and will not cause (x) any REMIC  created  hereunder  to be  subject to an  entity-level  tax caused by the  Transfer  of any  Class R  Certificate  to a Person  that is a  Disqualified  Organization  or (y) a
Certificateholder  or another  Person to be  subject to a  REMIC-related  tax caused by the  Transfer  of a Class R
Certificate to a Person that is not a Permitted Transferee.

(g)      No service  charge  shall be made for any  transfer  or  exchange of  Certificates  of any Class,  but the
Trustee may require  payment of a sum  sufficient  to cover any tax or  governmental  charge that may be imposed in connection with any transfer or exchange of Certificates.

(h)      All Certificates surrendered for transfer and exchange shall be destroyed by the Certificate Registrar.

Section 5.03.     Mutilated, Destroyed, Lost or Stolen Certificates.

         If (i) any mutilated  Certificate  is  surrendered to the  Certificate  Registrar,  or the Trustee and the
Certificate  Registrar  receive  evidence  to  their  satisfaction  of  the  destruction,  loss  or  theft  of  any
Certificate,  and (ii) there is delivered to the Trustee and the  Certificate  Registrar such security or indemnity as may be  required  by them to save each of them  harmless,  then,  in the absence of notice to the Trustee or the
Certificate  Registrar that such Certificate has been acquired by a bona fide purchaser,  the Trustee shall execute and the Certificate  Registrar shall  authenticate  and deliver,  in exchange for or in lieu of any such mutilated, destroyed,  lost or stolen Certificate,  a new Certificate of like tenor, Class and Percentage Interest but bearing a number not  contemporaneously  outstanding.  Upon the issuance of any new  Certificate  under this  Section,  the
Trustee  may  require the payment of a sum  sufficient  to cover any tax or other  governmental  charge that may be imposed in  relation  thereto  and any other  expenses  (including  the fees and  expenses  of the  Trustee and the
Certificate  Registrar)  connected  therewith.  Any duplicate  Certificate  issued  pursuant to this  Section shall constitute complete and indefeasible  evidence of ownership in the Trust Fund, as if originally issued,  whether or not the lost, stolen or destroyed Certificate shall be found at any time.

Section 5.04.     Persons Deemed Owners.

         Prior to due  presentation  of a Certificate  for  registration  of transfer,  the  Depositor,  the Master
Servicer,  the Trustee, the Certificate Registrar and any agent of the Depositor,  the Master Servicer, the Trustee or the  Certificate  Registrar  may treat the Person in whose name any  Certificate  is  registered as the owner of such  Certificate for the purpose of receiving  distributions  pursuant to Section 4.02  and for all other purposes whatsoever,  except as and to the extent  provided  in the  definition  of  "Certificateholder,"  and  neither  the
Depositor,  the Master Servicer, the Trustee, the Certificate Registrar nor any agent of the Depositor,  the Master
Servicer,  the Trustee or the Certificate  Registrar shall be affected by notice to the contrary except as provided in Section 5.02(f).

Section 5.05.     Appointment of Paying Agent.

         The Trustee  may appoint a Paying  Agent for the  purpose of making  distributions  to  Certificateholders pursuant to Section 4.02.  In the event of any such  appointment,  on or prior to each Distribution Date the Master
Servicer on behalf of the Trustee  shall  deposit or cause to be deposited  with the Paying Agent a sum  sufficient to make the payments to  Certificateholders  in the amounts and in the manner  provided for in  Section 4.02,  such sum to be held in trust for the  benefit of  Certificateholders.  The  Trustee  shall  cause each  Paying  Agent to execute and  deliver to the Trustee an  instrument  in which such  Paying  Agent shall agree with the Trustee  that such Paying Agent will hold all sums held by it for the payment to  Certificateholders  in trust for the benefit of the  Certificateholders  entitled  thereto  until such sums shall be paid to such  Certificateholders.  Any sums so held by such Paying Agent shall be held only in Eligible  Accounts to the extent such sums are not  distributed  to the Certificateholders on the date of receipt by such Paying Agent.

ARTICLE VI

                                       THE DEPOSITOR AND THE MASTER SERVICER

Section 6.01.     Respective Liabilities of the Depositor and the Master Servicer.

         The Depositor and the Master  Servicer  shall each be liable in accordance  herewith only to the extent of the  obligations  specifically  and  respectively  imposed  upon and  undertaken  by the  Depositor  and the Master
Servicer  herein.  By way of  illustration  and not  limitation,  the Depositor is not liable for the servicing and administration  of the  Mortgage  Loans,  nor is it  obligated  by  Section 7.01  or  Section 10.01  to assume  any obligations of the Master  Servicer or to appoint a designee to assume such  obligations,  nor is it liable for any other  obligation  hereunder  that it may,  but is not  obligated  to,  assume  unless it  elects  to  assume  such obligation in accordance herewith.

Section 6.02.     Merger or  Consolidation  of the  Depositor  or the Master  Servicer;  Assignment  of Rights and
                           Delegation of Duties by Master Servicer.

(a)      The  Depositor  and the  Master  Servicer  shall  each  keep in full  effect  its  existence,  rights  and franchises as a  corporation  under the laws of the state of its  incorporation,  and will each obtain and preserve its qualification to do business as a foreign  corporation in each  jurisdiction in which such  qualification is or shall be necessary to protect the validity and  enforceability  of this Agreement,  the  Certificates or any of the
Mortgage Loans and to perform its respective duties under this Agreement.

(b)      Any Person into which the  Depositor  or the Master  Servicer  may be merged or converted or with which it may be consolidated,  or any Person  resulting from any merger,  conversion or consolidation to which the Depositor or the Master  Servicer shall be a party,  or any Person  succeeding to the business of the Depositor or the Master
Servicer,  shall be the successor of the Depositor or the Master Servicer,  as the case may be, hereunder,  without the  execution  or filing of any paper or any  further act on the part of any of the  parties  hereto,  anything in this Section 6.02(b) to the contrary  notwithstanding;  provided,  however,  that the successor or surviving Person to the Master  Servicer  shall be qualified to service  mortgage  loans on behalf of Fannie Mae or Freddie Mac; and
provided  further  that each  Rating  Agency's  ratings,  if any,  of any Class of  Class A  Certificates,  Class M
Certificates  and Class B  Certificates in effect  immediately  prior to such merger or  consolidation  will not be qualified,  reduced or  withdrawn  as a result  thereof (as  evidenced  by a letter to such effect from each Rating
Agency).

(c)      Notwithstanding  anything else in this Section 6.02 and Section 6.04 to the contrary,  the Master Servicer may assign its rights and  delegate  its duties and  obligations  under this  Agreement;  provided  that the Person accepting such  assignment or delegation  shall be a Person which is qualified to service  mortgage loans on behalf of Fannie Mae or Freddie Mac, is reasonably  satisfactory  to the Trustee and the Depositor,  is willing to service the Mortgage  Loans and executes and delivers to the Depositor and the Trustee an agreement,  in form and substance reasonably  satisfactory  to the Depositor and the Trustee,  which contains an assumption by such Person of the due and punctual  performance  and  observance of each covenant and condition to be performed or observed by the Master
Servicer under this  Agreement;  provided  further that each Rating  Agency's rating of the Classes of Certificates that have been rated in effect  immediately prior to such assignment and delegation will not be qualified,  reduced or withdrawn  as a result of such  assignment  and  delegation  (as  evidenced by a letter to such effect from each
Rating  Agency).  In the case of any such  assignment and  delegation,  the Master  Servicer shall be released from its obligations  under this Agreement,  except that the Master Servicer shall remain liable for all liabilities and obligations  incurred by it as Master  Servicer  hereunder  prior to the  satisfaction  of the  conditions  to such assignment and delegation set forth in the next preceding  sentence.  Notwithstanding  the foregoing,  in the event of a pledge or  assignment  by the Master  Servicer  solely of its rights to purchase  all assets of the Trust Fund under  Section 9.01(a)  (or, if so specified  in  Section 9.01(a),  its rights to purchase  the Mortgage  Loans and property acquired related to such Mortgage Loans or its rights to purchase the Certificates  related thereto),  the provisos of the first sentence of this paragraph will not apply.

(d)      Notwithstanding  anything  else in this  Section  6.02 to the  contrary,  the  conversion  of  Residential
Funding  Corporation's  or Residential  Asset  Securities  Corporation's  organizational  structure from a Delaware corporation  to a limited  liability  company shall not require the consent of any party or notice to any party and shall not in any way affect the rights or  obligations  of Residential  Funding  Corporation  or Residential  Asset
Securities Corporation hereunder.

Section 6.03.     Limitation on Liability of the Depositor, the Master Servicer and Others.

         None of the Depositor, the Master Servicer or any of the directors,  officers,  employees or agents of the
Depositor or the Master Servicer shall be under any liability to the Trust Fund or the  Certificateholders  for any
action  taken or for  refraining  from the taking of any action in good faith  pursuant to this  Agreement,  or for errors in judgment;  provided,  however,  that this provision shall not protect the Depositor,  the Master Servicer or any such Person  against any breach of  warranties,  representations  or covenants  made herein or any liability which  would  otherwise  be  imposed  by reason  of  willful  misfeasance,  bad  faith or gross  negligence  in the performance of duties or by reason of reckless  disregard of obligations and duties hereunder.  The Depositor,  the
Master  Servicer and any director,  officer,  employee or agent of the Depositor or the Master Servicer may rely in good faith on any document of any kind prima facie  properly  executed and submitted by any Person  respecting  any matters  arising  hereunder.  The Depositor,  the Master Servicer and any director,  officer,  employee or agent of the Depositor or the Master  Servicer shall be  indemnified  by the Trust Fund and held harmless  against any loss, liability or expense  incurred in connection with any legal action relating to this Agreement or the  Certificates, other than any loss,  liability or expense  related to any specific  Mortgage Loan or Mortgage Loans (except as any such loss,  liability  or  expense  shall be  otherwise  reimbursable  pursuant  to this  Agreement)  and any loss, liability or expense  incurred by reason of willful  misfeasance,  bad faith or gross negligence in the performance of  duties  hereunder  or by reason of  reckless  disregard  of  obligations  and  duties  hereunder.  Neither  the
Depositor nor the Master  Servicer  shall be under any  obligation  to appear in,  prosecute or defend any legal or administrative  action,  proceeding,  hearing or examination that is not incidental to its respective  duties under this  Agreement and which in its opinion may involve it in any expense or liability;  provided,  however,  that the
Depositor  or the  Master  Servicer  may in its  discretion  undertake  any such  action,  proceeding,  hearing  or examination  that it may deem  necessary or desirable in respect to this Agreement and the rights and duties of the parties  hereto and the  interests  of the  Certificateholders  hereunder.  In such event,  the legal  expenses and costs of such action,  proceeding,  hearing or examination and any liability resulting therefrom shall be expenses, costs and  liabilities  of the Trust  Fund,  and the  Depositor  and the Master  Servicer  shall be  entitled to be reimbursed  therefor out of amounts  attributable  to the  Mortgage  Loans on deposit in the  Custodial  Account as provided by Section 3.10  and, on the  Distribution  Date(s)  following such  reimbursement,  the aggregate of such expenses  and costs shall be allocated in  reduction  of the Accrued  Certificate  Interest on each  Class entitled thereto in the same manner as if such expenses and costs constituted a Prepayment Interest Shortfall.

Section 6.04.     Depositor and Master Servicer Not to Resign.

         Subject to the  provisions of  Section 6.02,  neither the Depositor nor the Master  Servicer  shall resign from its  respective  obligations  and  duties  hereby  imposed  on it except  upon  determination  that its duties hereunder are no longer  permissible  under  applicable law. Any such  determination  permitting the resignation of the Depositor or the Master  Servicer  shall be evidenced by an Opinion of Counsel (at the expense of the resigning party)  to such  effect  delivered  to the  Trustee.  No such  resignation  by the  Master  Servicer  shall  become effective until the Trustee or a successor servicer shall have assumed the Master Servicer's  responsibilities  and obligations in accordance with Section 7.02.

ARTICLE VII

                                                      DEFAULT

Section 7.01.     Events of Default.

         Event of Default,  wherever used herein,  means any one of the following  events (whatever reason for such
Event of Default and whether it shall be  voluntary or  involuntary  or be effected by operation of law or pursuant to any  judgment,  decree  or  order  of any  court or any  order,  rule or  regulation  of any  administrative  or governmental body):

(i)      the Master  Servicer  shall fail to distribute or cause to be distributed  to Holders of  Certificates  of any  Class any  distribution  required to be made under the terms of the  Certificates  of such  Class and this  Agreement and, in either case,  such failure shall continue  unremedied for a period of 5 days after the date upon which written  notice of such  failure,  requiring  such failure to be remedied,  shall have been  given to the Master  Servicer  by the  Trustee  or the  Depositor  or to the  Master  Servicer,  the
         Depositor and the Trustee by the Holders of Certificates  of such  Class evidencing  Percentage  Interests aggregating not less than 25%; or

(ii)     the Master  Servicer  shall fail to observe or perform in any material  respect any other of the covenants or agreements on the part of the Master  Servicer  contained in the  Certificates  of any Class or in this
         Agreement  and such failure shall  continue  unremedied  for a period of 30 days  (except that such number of days shall be 15 in the case of a failure to pay the premium for any Required  Insurance  Policy) after the date on which  written  notice of such  failure,  requiring  the same to be remedied,  shall have been given to the Master  Servicer by the Trustee or the Depositor,  or to the Master  Servicer,  the Depositor
         and the Trustee by the  Holders of  Certificates  of any  Class evidencing,  as to such Class,  Percentage
         Interests aggregating not less than 25%; or

(iii)    a decree or order of a court or agency or supervisory  authority  having  jurisdiction  in the premises in an  involuntary  case under any present or future federal or state  bankruptcy,  insolvency or similar law or  appointing  a  conservator  or  receiver  or  liquidator  in any  insolvency,  readjustment  of  debt, marshalling  of assets and  liabilities  or similar  proceedings,  or for the winding-up or liquidation of its  affairs,  shall have been  entered  against the Master  Servicer  and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

(iv)     the Master  Servicer  shall consent to the  appointment  of a conservator or receiver or liquidator in any insolvency,  readjustment of debt,  marshalling of assets and liabilities,  or similar  proceedings of, or relating to, the Master  Servicer or of, or relating to, all or  substantially  all of the property of the
         Master Servicer; or

(v)      the Master  Servicer  shall admit in writing its inability to pay its debts  generally as they become due, file a petition to take  advantage of, or commence a voluntary case under,  any  applicable  insolvency or reorganization  statute,  make an assignment  for the benefit of its  creditors,  or  voluntarily  suspend payment of its obligations; or

(vi)     the Master Servicer shall notify the Trustee pursuant to  Section 4.04(b)  that it is unable to deposit in the Certificate Account an amount equal to the Advance.

         If an Event of Default  described in clauses (i)-(v) of this  Section shall  occur,  then, and in each and every  such case,  so long as such  Event of Default  shall not have been  remedied,  either the  Depositor  or the
Trustee shall at the direction of Holders of  Certificates  entitled to at least 51% of the Voting Rights by notice in writing to the Master  Servicer  (and to the Depositor if given by the Trustee or to the Trustee if given by the
Depositor),  terminate all of the rights and  obligations of the Master Servicer under this Agreement and in and to the Mortgage Loans and the proceeds  thereof,  other than its rights as a  Certificateholder  hereunder;  provided, however,  that a successor to the Master Servicer is appointed  pursuant to Section 7.02  and such successor Master
Servicer  shall  have  accepted  the  duties  of Master  Servicer  effective  upon the  resignation  of the  Master
SERVICER.  If an Event of Default  described in clause (vi) hereof shall occur, the Trustee shall, by notice to the
Master Servicer and the Depositor,  immediately  terminate all of the rights and obligations of the Master Servicer under  this  Agreement  and in and to the  Mortgage  Loans and the  proceeds  thereof,  other  than its rights as a
Certificateholder  hereunder  as provided  in  Section 4.04(b).  On or after the receipt by the Master  Servicer of such written notice,  all authority and power of the Master Servicer under this Agreement,  whether with respect to the  Certificates  (other  than as a  Holder  thereof)  or the  Mortgage  Loans  or  otherwise,  shall  subject  to
Section 7.02  pass to and be vested in the Trustee or the Trustee's  designee  appointed  pursuant to Section 7.02;
and, without  limitation,  the Trustee is hereby authorized and empowered to execute and deliver,  on behalf of the
Master  Servicer,  as  attorney-in-fact  or otherwise,  any and all documents and other  instruments,  and to do or accomplish  all  other  acts or  things  necessary  or  appropriate  to  effect  the  purposes  of such  notice  of termination,  whether to complete the transfer and  endorsement  or  assignment  of the Mortgage  Loans and related documents,  or otherwise.  The Master  Servicer agrees to cooperate with the Trustee (or its designee) as successor
Master  Servicer in effecting the  termination  of the Master  Servicer's  responsibilities  and rights  hereunder, including,  without  limitation,  the transfer to the Trustee or its designee for  administration by it of all cash amounts which shall at the time be credited to the Custodial  Account or the  Certificate  Account or thereafter be received  with  respect to the  Mortgage  Loans.  No such  termination  shall  release the Master  Servicer for any liability  that it would  otherwise  have  hereunder for any act or omission  prior to the  effective  time of such termination.  Notwithstanding  any  termination of the activities of Residential  Funding in its capacity as Master
Servicer  hereunder,  Residential  Funding  shall be entitled to receive,  out of any late  collection of a Monthly
Payment  on a  Mortgage  Loan  which was due prior to the  notice  terminating  Residential  Funding's  rights  and obligations  as Master  Servicer  hereunder  and  received  after such notice,  that  portion to which  Residential
Funding would have been entitled pursuant to Sections  3.10(a)(ii),  (vi) and (vii) as well as its Servicing Fee in respect  thereof,  and any other amounts  payable to Residential  Funding  hereunder the entitlement to which arose prior to the  termination  of its activities  hereunder.  Upon the  termination  of  Residential  Funding as Master
Servicer  hereunder  the  Depositor  shall  deliver to the Trustee,  as successor  Master  Servicer,  a copy of the
Program Guide.

Section 7.02.     Trustee or Depositor to Act; Appointment of Successor.

(a)      On and after the time the Master  Servicer  receives a notice of termination  pursuant to  Section 7.01 or resigns in accordance  with  Section 6.04,  the Trustee or, upon notice to the  Depositor and with the  Depositor's consent (which shall not be  unreasonably  withheld) a designee  (which meets the standards set forth below) of the
Trustee,  shall be the  successor  in all respects to the Master  Servicer in its  capacity as servicer  under this
Agreement and the transactions  set forth or provided for herein and shall be subject to all the  responsibilities, duties and liabilities  relating  thereto placed on the Master Servicer  (except for the  responsibilities,  duties and liabilities  contained in Sections 2.02 and 2.03(a),  excluding the duty to notify related  Subservicers as set forth in such Sections,  and its  obligations to deposit amounts in respect of losses incurred prior to such notice or  termination  on the  investment  of funds in the  Custodial  Account or the  Certificate  Account  pursuant  to
Sections 3.07(c) and 4.01(c) by the terms and provisions hereof);  provided,  however,  that any failure to perform such duties or responsibilities  caused by the preceding Master Servicer's failure to provide information  required by  Section 4.04  shall not be  considered  a default by the Trustee  hereunder as successor  Master  Servicer.  As compensation  therefor,  the Trustee as successor  Master  Servicer  shall be entitled to all funds relating to the
Mortgage  Loans  which the Master  Servicer  would have been  entitled  to charge to the  Custodial  Account or the
Certificate  Account if the Master  Servicer had continued to act hereunder and, in addition,  shall be entitled to the income  from any  Permitted  Investments  made with  amounts  attributable  to the  Mortgage  Loans held in the
Custodial  Account or the  Certificate  Account.  If the Trustee has become the successor to the Master Servicer in accordance with  Section 6.04 or  Section 7.01,  then  notwithstanding  the above,  the Trustee may, if it shall be unwilling to so act, or shall, if it is unable to so act,  appoint,  or petition a court of competent  jurisdiction to  appoint,  any  established  housing  and  home  finance  institution,  which is also a  Fannie  Mae or  Freddie
Mac-approved  mortgage servicing  institution,  having a net worth of not less than $10,000,000 as the successor to the Master Servicer hereunder in the assumption of all or any part of the  responsibilities,  duties or liabilities of the Master  Servicer  hereunder.  Pending  appointment  of a successor  to the Master  Servicer  hereunder,  the
Trustee shall become  successor to the Master Servicer and shall act in such capacity as hereinabove  provided.  In connection with such  appointment and assumption,  the Trustee may make such  arrangements  for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree;  provided,  however, that no such compensation shall be in excess of that permitted the initial Master Servicer  hereunder.  The Depositor,  the
Trustee,  the Custodian and such successor  shall take such action,  consistent  with this  Agreement,  as shall be
necessary  to  effectuate  any  such  succession.   Any  successor  Master  Servicer  appointed  pursuant  to  this
Section 7.02  shall not receive a Servicing Fee with respect any Mortgage Loan not directly  serviced by the Master
Servicer  on which the  Subservicing  Fee (i)  accrues  at a rate of less  than  0.50% per annum and (ii) has to be increased  to a rate of 0.50%  per  annum in  order  to hire a  Subservicer.  The  Master  Servicer  shall  pay the reasonable expenses of the Trustee in connection with any servicing transfer hereunder.

(b)      In connection  with the  termination  or  resignation  of the Master  Servicer  hereunder,  either (i) the successor  Master  Servicer,  including the Trustee if the Trustee is acting as successor  Master  Servicer,  shall represent  and  warrant  that it is a member of MERS in good  standing  and shall  agree to comply in all  material respects  with the rules and  procedures of MERS in  connection  with the servicing of the Mortgage  Loans that are registered  with MERS, in which case the  predecessor  Master  Servicer shall  cooperate with the successor  Master
Servicer in causing  MERS to revise its  records to reflect  the  transfer of  servicing  to the  successor  Master
Servicer as necessary under MERS' rules and  regulations,  or (ii) the predecessor  Master Servicer shall cooperate with the successor  Master  Servicer in causing MERS to execute and deliver an assignment of Mortgage in recordable form to transfer the Mortgage  from MERS to the Trustee and to execute and deliver  such other  notices,  documents and other  instruments  as may be necessary or desirable to effect a transfer of such Mortgage Loan or servicing of such Mortgage Loan on the MERS(R)System to the successor  Master  Servicer.  The  predecessor  Master Servicer shall file or cause  to be filed  any such  assignment  in the  appropriate  recording  office.  The  predecessor  Master
Servicer shall bear any and all fees of MERS,  costs of preparing any  assignments of Mortgage,  and fees and costs of filing any  assignments  of Mortgage  that may be required  under this  subsection  (b).  The  successor  Master
Servicer shall cause such  assignment to be delivered to the Trustee or the Custodian  promptly upon receipt of the original  with  evidence of  recording  thereon or a copy  certified by the public  recording  office in which such assignment was recorded.

Section 7.03.     Notification to Certificateholders.

(a)      Upon any such  termination or appointment  of a successor to the Master  Servicer,  the Trustee shall give prompt written notice thereof to  Certificateholders  at their  respective  addresses  appearing in the Certificate
Register.

(b)      Within  60 days after the  occurrence of any Event of Default,  the Trustee shall  transmit by mail to all
Holders of  Certificates  and the Credit Risk Manager notice of each such Event of Default  hereunder  known to the
Trustee, unless such Event of Default shall have been cured or waived as provided in Section 7.04 hereof.

Section 7.04.     Waiver of Events of Default.

         The  Holders  representing  at least 66% of the Voting  Rights of  Certificates  affected  by a default or
Event of Default  hereunder  may waive any default or Event of Default;  provided,  however,  that (a) a default or
Event of Default  under  clause  (i) of  Section 7.01  may be waived  only by all of the  Holders  of  Certificates affected by such  default or Event of Default  and (b) no waiver  pursuant to this  Section 7.04  shall  affect the
Holders of Certificates in the manner set forth in  Section 11.01(b)(i),  (ii) or (iii).  Upon any such waiver of a default or Event of Default by the Holders  representing the requisite  percentage of Voting Rights of Certificates affected by such default or Event of Default,  such  default or Event of Default  shall cease to exist and shall be deemed to have been remedied for every purpose  hereunder.  No such waiver shall extend to any  subsequent or other default or Event of Default or impair any right consequent thereon except to the extent expressly so waived.

ARTICLE VIII

                                              CONCERNING THE TRUSTEE

Section 8.01.     Duties of Trustee.

(a)      The  Trustee,  prior to the  occurrence  of an Event of  Default  and  after the  curing of all  Events of
Default which may have  occurred,  undertakes to perform such duties and only such duties as are  specifically  set forth in this  Agreement.  In case an Event of Default  has  occurred  (which has not been  cured or  waived),  the
Trustee shall  exercise such of the rights and powers  vested in it by this  Agreement,  and use the same degree of care and skill in their  exercise  as a prudent  investor  would  exercise  or use under the  circumstances  in the conduct of such investor's own affairs.

(b)      The Trustee, upon receipt of all resolutions,  certificates,  statements,  opinions,  reports,  documents, orders or other instruments  furnished to the Trustee which are specifically  required to be furnished  pursuant to any provision of this Agreement,  shall examine them to determine  whether they conform to the requirements of this
Agreement.  The Trustee shall notify the  Certificateholders  of any such documents which do not materially conform to the  requirements  of this  Agreement  in the event that the  Trustee,  after so  requesting,  does not  receive satisfactorily  corrected  documents.  The Trustee shall  forward or cause to be forwarded in a timely  fashion the notices,  reports and  statements  required to be forwarded by the Trustee  pursuant to Sections  4.03,  7.03,  and
10.01.  The  Trustee  shall  furnish in a timely  fashion to the Master  Servicer  such  information  as the Master
Servicer may  reasonably  request  from time to time for the Master  Servicer to fulfill its duties as set forth in this Agreement.  The Trustee  covenants and agrees that it shall perform its  obligations  hereunder in a manner so as to maintain the status of each REMIC  created  hereunder as a REMIC under the REMIC  Provisions  and (subject to
Section 10.01(f))  to prevent  the  imposition  of any  federal,  state or local  income,  prohibited  transaction, contribution  or other tax on the Trust Fund to the extent that  maintaining  such status and  avoiding  such taxes are  reasonably  within the  control of the Trustee and are  reasonably  within the scope of its duties  under this
Agreement.

(c)      No provision of this  Agreement  shall be  construed  to relieve the Trustee  from  liability  for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

(i)      Prior to the  occurrence  of an Event of  Default,  and after the  curing or waiver of all such  Events of
         Default which may have occurred,  the duties and obligations of the Trustee shall be determined  solely by the express  provisions of this  Agreement,  the Trustee shall not be liable except for the performance of such duties and  obligations as are  specifically  set forth in this  Agreement,  no implied  covenants or obligations  shall be read into this  Agreement  against the  Trustee  and, in the absence of bad faith on the part of the Trustee,  the Trustee may  conclusively  rely, as to the truth of the  statements  and the correctness  of the  opinions  expressed  therein,  upon any  certificates  or opinions  furnished  to the
         Trustee  by the  Depositor  or the  Master  Servicer  and  which  on their  face,  do not  contradict  the requirements of this Agreement;

(ii)     The Trustee  shall not be  personally  liable for an error of judgment made in good faith by a Responsible
         Officer or Responsible  Officers of the Trustee,  unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

(iii)    The Trustee  shall not be personally  liable with respect to any action  taken,  suffered or omitted to be taken  by  it  in  good  faith  in  accordance  with  the  direction  of  the  Certificateholders  holding
         Certificates which evidence,  Percentage  Interests  aggregating not less than 25% of the affected Classes as to the time,  method and place of conducting any  proceeding  for any remedy  available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement;

(iv)     The Trustee  shall not be charged with  knowledge  of any default  (other than a default in payment to the
         Trustee)  specified in clauses (i) and (ii) of  Section 7.01  or an Event of Default under clauses  (iii),
         (iv) and (v) of Section 7.01  unless a Responsible  Officer of the Trustee  assigned to and working in the
         Corporate Trust Office obtains actual  knowledge of such failure or event or the Trustee  receives written notice of such failure or event at its Corporate Trust Office from the Master  Servicer,  the Depositor or any Certificateholder; and

(v)      Except to the extent  provided in  Section 7.02,  no provision in this Agreement shall require the Trustee to expend or risk its own funds (including,  without  limitation,  the making of any Advance) or otherwise incur any personal financial  liability in the performance of any of its duties as Trustee  hereunder,  or in the  exercise  of any of its  rights or  powers,  if the  Trustee  shall have  reasonable  grounds  for believing that repayment of funds or adequate  indemnity  against such risk or liability is not reasonably assured to it.

(d)      The Trustee  shall  timely pay,  from its own funds,  the amount of any and all  federal,  state and local taxes  imposed on the Trust Fund or its  assets or  transactions  including,  without  limitation,  (A) "prohibited transaction"  penalty  taxes as  defined in  Section 860F  of the Code,  if,  when and as the same shall be due and payable,  (B) any tax on  contributions  to a REMIC after the Closing Date imposed by  Section 860G(d)  of the Code and (C) any tax on "net income from foreclosure  property" as defined in  Section 860G(c)  of the Code, but only if such taxes arise out of a breach by the Trustee of its obligations  hereunder,  which breach constitutes negligence or willful misconduct of the Trustee.

Section 8.02.     Certain Matters Affecting the Trustee.

(a)      Except as otherwise provided in Section 8.01:

(i)      The Trustee  may rely and shall be  protected  in acting or  refraining  from acting upon any  resolution,
         Officers' Certificate,  certificate of auditors or any other certificate,  statement, instrument, opinion, report, notice, request,  consent, order, appraisal,  bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

(ii)     The  Trustee  may  consult  with  counsel,  and  any  Opinion  of  Counsel  shall  be  full  and  complete authorization  and  protection  in respect of any action  taken or suffered or omitted by it  hereunder in good faith and in accordance with such Opinion of Counsel;

(iii)    The Trustee  shall be under no  obligation  to exercise  any of the trusts or powers  vested in it by this
         Agreement  or to  institute,  conduct or defend any  litigation  hereunder  or in  relation  hereto at the request,  order  or  direction  of any of the  Certificateholders  pursuant  to  the  provisions  of  this
         Agreement,  unless  such  Certificateholders  shall have  offered to the  Trustee  reasonable  security or indemnity against the costs,  expenses and liabilities  which may be incurred therein or thereby;  nothing contained herein shall,  however,  relieve the Trustee of the obligation,  upon the occurrence of an Event of Default  (which has not been  cured),  to exercise  such of the rights and powers  vested in it by this
         Agreement,  and to use the same  degree of care and skill in their  exercise as a prudent  investor  would exercise or use under the circumstances in the conduct of such investor's own affairs;

(iv)     The Trustee shall not be personally  liable for any action taken,  suffered or omitted by it in good faith and believed by it to be authorized  or within the  discretion  or rights or powers  conferred  upon it by this Agreement;

(v)      Prior to the  occurrence  of an Event of Default  hereunder  and after the curing of all Events of Default which  may have  occurred,  the  Trustee  shall not be bound to make any  investigation  into the facts or matters stated in any resolution,  certificate,  statement,  instrument, opinion, report, notice, request, consent,  order,  approval,  bond or other paper or document,  unless requested in writing so to do by the
         Holders of Certificates of any Class evidencing,  as to such Class, Percentage Interests,  aggregating not less than 50%;  provided,  however,  that if the payment  within a  reasonable  time to the Trustee of the costs,  expenses or  liabilities  likely to be incurred by it in the making of such  investigation  is, in the opinion of the Trustee,  not reasonably  assured to the Trustee by the security  afforded to it by the terms of this Agreement,  the Trustee may require  reasonable  indemnity against such expense or liability as a condition to so proceeding.  The reasonable  expense of every such  examination  shall be paid by the
         Master  Servicer,  if an Event of Default  shall have  occurred and is  continuing,  and  otherwise by the
         Certificateholder requesting the investigation;

(vi)     The  Trustee  may execute any of the trusts or powers  hereunder  or perform any duties  hereunder  either directly or by or through  agents or attorneys  provided that the Trustee shall remain liable for any acts of such agents or attorneys; and

(vii)    To the extent  authorized  under the Code and the  regulations  promulgated  thereunder,  each Holder of a
         Class R  Certificate  hereby  irrevocably  appoints and authorizes the Trustee to be its  attorney-in-fact for  purposes  of signing any Tax  Returns  required to be filed on behalf of the Trust Fund.  The Trustee shall sign on behalf of the Trust  Fund and  deliver to the  Master  Servicer  in a timely  manner any Tax
         Returns  prepared  by or on  behalf  of the  Master  Servicer  that the  Trustee  is  required  to sign as determined by the Master Servicer pursuant to applicable  federal,  state or local tax laws, provided that the Master  Servicer  shall  indemnify the Trustee for signing any such Tax Returns that contain errors or omissions.

(b)      Following  the  issuance of the  Certificates  (and except as provided for in  Section 2.04),  the Trustee shall not accept any  contribution of assets to the Trust Fund unless (subject to  Section 10.01(f))  it shall have obtained or been furnished with an Opinion of Counsel to the effect that such  contribution  will not (i) cause any
REMIC created  hereunder to fail to qualify as a REMIC at any time that any  Certificates  are  outstanding or (ii)
cause the Trust Fund to be subject to any federal tax as a result of such  contribution  (including  the imposition of any federal tax on "prohibited transactions" imposed under Section 860F(a) of the Code).

Section 8.03.     Trustee Not Liable for Certificates or Mortgage Loans.

         The recitals  contained herein and in the  Certificates  (other than the execution of the Certificates and relating to the  acceptance  and receipt of the Mortgage  Loans) shall be taken as the  statements of the Depositor or the Master Servicer as the case may be, and the Trustee assumes no  responsibility  for their  correctness.  The
Trustee  makes no  representations  as to the validity or  sufficiency  of this  Agreement  or of the  Certificates
(except  that  the  Certificates  shall  be duly  and  validly  executed  and  authenticated  by it as  Certificate
Registrar)  or of any  Mortgage  Loan or related  document,  or of MERS or the MERS(R)System.  Except as  otherwise provided  herein,  the Trustee shall not be  accountable  for the use or application by the Depositor or the Master
Servicer of any of the Certificates or of the proceeds of such  Certificates,  or for the use or application of any funds paid to the  Depositor or the Master  Servicer in respect of the Mortgage  Loans or deposited in or withdrawn from the Custodial Account or the Certificate Account by the Depositor or the Master Servicer.

Section 8.04.     Trustee May Own Certificates.

         The Trustee in its individual or any other capacity may become the owner or pledgee of  Certificates  with the same rights it would have if it were not Trustee.

Section 8.05.     Master Servicer to Pay Trustee's Fees and Expenses; Indemnification.

(a)      The Master  Servicer  covenants and agrees to pay to the Trustee and any co-trustee from time to time, and the Trustee and any co-trustee  shall be entitled to,  reasonable  compensation  (which shall not be limited by any provision  of law in regard to the  compensation  of a trustee of an express  trust) for all  services  rendered by each of them in the  execution  of the trusts  hereby  created and in the exercise  and  performance  of any of the powers and duties  hereunder of the Trustee and any co-trustee,  and the Master Servicer shall pay or reimburse the
Trustee and any co-trustee upon request for all reasonable  expenses,  disbursements  and advances incurred or made by the Trustee or any  co-trustee  in  accordance  with any of the  provisions  of this  Agreement  (including  the reasonable  compensation and the expenses and  disbursements of its counsel and of all persons not regularly in its employ,  and the expenses  incurred by the Trustee or any  co-trustee  in  connection  with the  appointment  of an office or agency pursuant to Section 8.12)  except any such expense,  disbursement or advance as may arise from its negligence or bad faith.

(b)      The Master Servicer  agrees to indemnify the Trustee for, and to hold the Trustee  harmless  against,  any loss,  liability or expense incurred without  negligence or willful  misconduct on its part,  arising out of, or in connection with, the acceptance and  administration of the Trust Fund,  including its obligation to execute the DTC
Letter in its  individual  capacity,  and including  the costs and expenses  (including  reasonable  legal fees and expenses) of defending  itself  against any claim in  connection  with the  exercise or  performance  of any of its powers or duties under this Agreement and the Swap Agreement, provided that:

(i)      with respect to any such claim,  the Trustee shall have given the Master  Servicer  written notice thereof promptly after the Trustee shall have actual knowledge thereof;

(ii)     while  maintaining  control over its own defense,  the Trustee shall  cooperate and consult fully with the
         Master Servicer in preparing such defense; and

(iii)    notwithstanding  anything in this Agreement to the contrary,  the Master  Servicer shall not be liable for settlement  of any claim by the Trustee  entered  into  without the prior  consent of the Master  Servicer which consent shall not be  unreasonably  withheld.  No  termination  of this  Agreement  shall affect the obligations  created by this  Section 8.05(b)  of the Master  Servicer to indemnify  the Trustee under the conditions  and to the  extent  set forth  herein.  Notwithstanding  the  foregoing,  the  indemnification provided  by the Master  Servicer in this  Section 8.05(b)  shall not  pertain to any loss,  liability  or expense of the Trustee,  including the costs and expenses of defending itself against any claim,  incurred in connection  with any actions taken by the Trustee at the  direction of  Certificateholders  pursuant to the terms of this Agreement.

Section 8.06.     Eligibility Requirements for Trustee.

         The  Trustee  hereunder  shall at all  times  be a  national  banking  association  or a New York  banking corporation  having its  principal  office in a state and city  acceptable to the Depositor and organized and doing business  under the laws of such state or the United  States of  America,  authorized  under such laws to  exercise corporate trust powers,  having a combined  capital and surplus of at least  $50,000,000 and subject to supervision or  examination  by federal or state  authority.  If such  corporation or national  banking  association  publishes reports of condition at least  annually,  pursuant to law or to the  requirements  of the aforesaid  supervising or examining  authority,  then for purposes of this Section the combined capital and surplus of such corporation shall be  deemed to be its  combined  capital  and  surplus  as set  forth in its most  recent  report  of  condition  so
PUBLISHED.  In case at any time the Trustee  shall cease to be eligible in accordance  with the  provisions of this
Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 8.07.

Section 8.07.     Resignation and Removal of the Trustee.

(a)      The Trustee may at any time resign and be  discharged  from the trusts  hereby  created by giving  written notice  thereof  to the  Depositor  and the  Master  Servicer.  Upon  receiving  such  notice of  resignation,  the
Depositor  shall  promptly  appoint a successor  trustee by written  instrument,  in  duplicate,  one copy of which instrument  shall be delivered to the  resigning  Trustee and one copy to the  successor  trustee.  If no successor trustee shall have been so appointed and have accepted  appointment  within 30 days after the giving of such notice of resignation,  then the resigning  Trustee may petition any court of competent  jurisdiction  for the appointment of a successor trustee.

(b)      If at any time the Trustee shall cease to be eligible in accordance  with the  provisions of  Section 8.06 and shall fail to resign after  written  request  therefor by the  Depositor,  or if at any time the Trustee  shall become  incapable of acting,  or shall be adjudged  bankrupt or  insolvent,  or a receiver of the Trustee or of its property  shall be appointed,  or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of  rehabilitation,  conservation  or  liquidation,  then the  Depositor  may remove the
Trustee and appoint a successor  trustee by written  instrument,  in duplicate,  one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor  trustee.  In addition,  in the event that the
Depositor   determines   that  the  Trustee  has  failed  (i)  to  distribute  or  cause  to  be   distributed   to
Certificateholders  any amount required to be distributed  hereunder,  if such amount is held by the Trustee or its
Paying Agent (other than the Master  Servicer or the Depositor) for  distribution  or (ii) to otherwise  observe or perform in any material respect any of its covenants,  agreements or obligations hereunder,  and such failure shall continue  unremedied  for a period of 5 days (in respect of clause (i) above) or 30 days (in respect of clause (ii)
above,  other than any  failure to comply  with the  provisions  of Article  XII,  in which case no notice or grace period shall be  applicable)  after the date on which written  notice of such failure,  requiring  that the same be remedied,  shall have been given to the Trustee by the  Depositor,  then the  Depositor  may remove the Trustee and appoint a successor trustee by written instrument  delivered as provided in the preceding  sentence.  In connection with the appointment of a successor trustee pursuant to the preceding  sentence,  the Depositor shall, on or before the date on which any such  appointment  becomes  effective,  obtain from each Rating Agency  written  confirmation that the  appointment  of any such  successor  trustee will not result in the reduction of the ratings on any Class of the Certificates below the lesser of the then current or original ratings on such Certificates.

(c)      The  Holders of  Certificates  entitled  to at least 51% of the Voting  Rights may at any time  remove the
Trustee and  appoint a successor  trustee by written  instrument  or  instruments,  in  triplicate,  signed by such
Holders or their  attorneys-in-fact  duly authorized,  one complete set of which  instruments shall be delivered to the Depositor, one complete set to the Trustee so removed and one complete set to the successor so appointed.

(d)      Any  resignation or removal of the Trustee and appointment of a successor  trustee  pursuant to any of the provisions of this  Section shall  become  effective upon  acceptance of  appointment  by the successor  trustee as provided in Section 8.08.

Section 8.08.     Successor Trustee.

(a)      Any successor  trustee  appointed as provided in  Section 8.07  shall execute,  acknowledge and deliver to the Depositor and to its predecessor  trustee an instrument  accepting such  appointment  hereunder,  and thereupon the  resignation or removal of the  predecessor  trustee shall become  effective and such  successor  trustee shall become  effective  and such  successor  trustee,  without any further act, deed or  conveyance,  shall become fully vested with all the rights,  powers, duties and obligations of its predecessor  hereunder,  with the like effect as if  originally  named as trustee  herein.  The  predecessor  trustee  shall  deliver to the  successor  trustee all
Custodial Files and related  documents and statements  held by it hereunder  (other than any Custodial Files at the time held by a Custodian,  which shall become the agent of any successor  trustee  hereunder),  and the  Depositor, the Master  Servicer and the  predecessor  trustee  shall  execute and deliver such  instruments  and do such other things as may reasonably be required for more fully and certainly  vesting and confirming in the successor  trustee all such rights, powers, duties and obligations.

(b)      No successor  trustee  shall accept  appointment  as provided in this  Section unless  at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 8.06.

(c)      Upon  acceptance of appointment by a successor  trustee as provided in this Section,  the Depositor  shall mail notice of the  succession  of such trustee  hereunder  to all Holders of  Certificates  at their  addresses as shown in the Certificate  Register.  If the Depositor fails to mail such notice within 10 days after  acceptance of appointment  by the successor  trustee,  the successor  trustee shall cause such notice to be mailed at the expense of the Depositor.

Section 8.09.     Merger or Consolidation of Trustee.

         Any  corporation  or national  banking  association  into which the Trustee may be merged or  converted or with which it may be  consolidated or any corporation or national  banking  association  resulting from any merger, conversion  or  consolidation  to which the  Trustee  shall be a party,  or any  corporation  or  national  banking association  succeeding to the business of the Trustee,  shall be the successor of the Trustee hereunder,  provided such corporation or national banking  association  shall be eligible under the provisions of Section 8.06,  without the execution or filing of any paper or any further act on the part of any of the parties  hereto,  anything herein to the  contrary  notwithstanding.  The  Trustee  shall  mail  notice of any such  merger or  consolidation  to the
Certificateholders at their address as shown in the Certificate Register.

Section 8.10.     Appointment of Co-Trustee or Separate Trustee.

(a)      Notwithstanding  any  other  provisions  hereof,  at any  time,  for the  purpose  of  meeting  any  legal requirements  of any  jurisdiction  in which any part of the Trust Fund or  property  securing  the same may at the time be located,  the Master  Servicer and the Trustee  acting  jointly  shall have the power and shall execute and deliver  all  instruments  to  appoint  one or  more  Persons  approved  by the  Trustee  to act as  co-trustee  or co-trustees,  jointly with the Trustee,  or separate trustee or separate trustees,  of all or any part of the Trust
Fund, and to vest in such Person or Persons,  in such capacity,  such title to the Trust Fund, or any part thereof, and, subject to the other provisions of this Section 8.10,  such powers, duties, obligations,  rights and trusts as the Master  Servicer and the Trustee may consider  necessary or desirable.  If the Master  Servicer  shall not have joined in such  appointment  within  15 days  after the receipt by it of a request so to do, or in case an Event of
Default shall have  occurred and be  continuing,  the Trustee alone shall have the power to make such  appointment.
No co-trustee  or separate  trustee  hereunder  shall be required to meet the terms of  eligibility  as a successor
trustee  under  Section 8.06  hereunder,   and  no  notice  to  Holders  of  Certificates  of  the  appointment  of co-trustee(s) or separate trustee(s) shall be required under Section 8.08 hereof.

(b)      In the case of any  appointment of a co-trustee or separate  trustee  pursuant to this  Section 8.10,  all rights,  powers,  duties and  obligations  conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee,  and such separate trustee or co-trustee  jointly,  except to the extent that  under any law of any  jurisdiction  in which  any  particular  act or acts are to be  performed  (whether  as
Trustee  hereunder  or as  successor  to the Master  Servicer  hereunder),  the  Trustee  shall be  incompetent  or unqualified  to perform such act or acts, in which event such rights,  powers,  duties and  obligations  (including the holding of title to the Trust Fund or any portion  thereof in any such  jurisdiction)  shall be  exercised  and performed by such separate trustee or co-trustee at the direction of the Trustee.

(c)      Any notice,  request or other  writing  given to the Trustee shall be deemed to have been given to each of the then  separate  trustees  and  co-trustees,  as  effectively  as if given  to each of  them.  Every  instrument appointing  any  separate  trustee  or  co-trustee  shall  refer  to  this  Agreement  and the  conditions  of this
Article VIII.  Each separate trustee and co-trustee,  upon its acceptance of the trusts conferred,  shall be vested with the estates or property  specified  in its  instrument  of  appointment,  either  jointly  with the Trustee or separately,  as may be provided therein,  subject to all the provisions of this Agreement,  specifically  including every provision of this Agreement  relating to the conduct of, affecting the liability of, or affording  protection to, the Trustee.  Every such instrument shall be filed with the Trustee.

(d)      Any  separate   trustee  or  co-trustee  may,  at  any  time,   constitute  the  Trustee,   its  agent  or
attorney-in-fact,  with full power and  authority,  to the extent not prohibited by law, to do any lawful act under or in respect of this  Agreement on its behalf and in its name. If any separate  trustee or  co-trustee  shall die, become  incapable of acting,  resign or be removed,  all of its estates,  properties,  rights,  remedies and trusts shall vest in and be exercised by the Trustee,  to the extent  permitted by law,  without the  appointment of a new or successor trustee.

Section 8.11.     Appointment of Custodians.

         The Trustee may, with the consent of the Master  Servicer and the  Depositor,  or shall,  at the direction of the Master  Servicer and the Depositor,  appoint one or more  Custodians who are not Affiliates of the Depositor or the Master Servicer to hold all or a portion of the Custodial  Files as agent for the Trustee,  by entering into a Custodial  Agreement.  The Trustee is hereby directed to enter into a Custodial  Agreement with Wells Fargo Bank,
N.A.  Subject to  Article VIII,  the Trustee  agrees to comply with the terms of each  Custodial  Agreement  and to enforce the terms and  provisions  thereof  against the Custodian for the benefit of the  Certificateholders.  Each
Custodian  shall be a depository  institution  subject to supervision by federal or state  authority,  shall have a combined  capital and surplus of at least  $15,000,000 and shall be qualified to do business in the jurisdiction in which it holds any Mortgage  File.  Each  Custodial  Agreement  may be amended  only as provided in  Section 11.01.
The Trustee shall notify the  Certificateholders  of the  appointment  of any  Custodian  (other than the Custodian appointed as of the Closing Date) pursuant to this Section 8.11.

Section 8.12.     Appointment of Office or Agency.

         The Trustee shall maintain an office or agency in the City of St. Paul,  Minnesota where  Certificates may be surrendered for registration of transfer or exchange.  The Trustee  initially  designates its offices located at the Corporate  Trust Office for the purpose of keeping the  Certificate  Register.  The Trustee  shall  maintain an office at the  address  stated in  Section 11.05(c)  hereof  where  notices  and  demands to or upon the Trustee in respect of this Agreement may be served.

Section 8.13.     DTC Letter of Representations.

         The Trustee is hereby  authorized and directed to, and agrees that it shall,  enter into the DTC Letter on behalf of the Trust Fund and in its individual capacity as agent thereunder.

Section 8.14.     Swap Agreements.

         The  Trustee is hereby  authorized  and  directed  to,  and  agrees  that it shall (a) enter into the Swap
Agreement  on behalf of the Trust  Fund and (b) enter into the SB-AM  Swap  Agreement  on behalf of (i) the Class A
Certificateholders,  Class M Certificateholders  and Class B Certificateholders on the one hand, and (ii) the Class
SB Certificateholders on the other hand.

ARTICLE IX

                                                    TERMINATION

Section 9.01.     Termination Upon Purchase or Liquidation of All Mortgage Loans.

(a)      Subject to Section 9.02,  the respective  obligations and  responsibilities  of the Depositor,  the Master
Servicer and the Trustee  created hereby in respect of the  Certificates  (other than the obligation of the Trustee to make  certain  payments  after the Final  Distribution  Date to  Certificateholders  and the  obligation  of the
Depositor to send certain  notices as hereinafter  set forth) shall  terminate upon the last action  required to be taken by the Trustee on the Final Distribution Date pursuant to this Article IX following the earlier of:

(i)      the later of the final  payment or other  liquidation  (or any Advance with  respect  thereto) of the last
         Mortgage Loan  remaining in the Trust Fund or the  disposition of all property  acquired upon  foreclosure or deed in lieu of foreclosure of any Mortgage Loan, or

(ii)     at the  option  of the  Master  Servicer  or the  Holder  of the  Class SB  Certificates  as  provided  in
         Section 9.01(f),  the purchase of all Mortgage Loans and all property  acquired in respect of any Mortgage
         Loan  remaining  in the Trust  Fund,  at a price  equal to the sum of  (A) 100%  of the  unpaid  principal balance of each Mortgage Loan (or, if less than such unpaid  principal  balance,  the fair market value of the related  underlying  property of such Mortgage  Loan with respect to Mortgage  Loans as to which title has been  acquired if such fair  market  value is less than such unpaid  principal  balance)  (and if such purchase  is  made  by the  Master  Servicer  only,  net  of any  unreimbursed  Advances  attributable  to principal) on the day of repurchase,  plus accrued  interest thereon at the Net Mortgage Rate (or Modified
         Net Mortgage Rate in the case of any Modified  Mortgage  Loan),  to, but not  including,  the first day of the month in which such repurchase price is distributed,  and (B) any unpaid Swap Termination  Payment and any Net Swap Payments payable to the Swap  Counterparty  (or any Swap  Termination  Payment payable to the
         Swap Counterparty as a result of the exercise of the option provided for in this Section 9.01(a)(ii));

provided,  however,  that in no event shall the trust created  hereby  continue  beyond the  expiration of 21 years from the death of the last  survivor of the  descendants  of Joseph P. Kennedy,  the late  ambassador of the United
States to the Court of St. James,  living on the date hereof;  and provided  further,  that the purchase  price set forth above shall be increased as is necessary,  as determined by the Master  Servicer,  to avoid  disqualification of any REMIC created hereunder as a REMIC.

         The  purchase  price  paid  by  the  Master  Servicer  or the  Holder  of the  Class SB  Certificates,  as
applicable,  pursuant to Section 9.01(a)(ii) shall also include any amounts owed by Residential Funding pursuant to the last  paragraph of Section 4 of the Assignment  Agreement in respect of any liability,  penalty or expense that resulted  from a breach of the  representation  and  warranty  set  forth in clause  (xlvii)  of  Section 4  of the
Assignment Agreement that remain unpaid on the date of such purchase.

         The right of the Master Servicer or the Holder of the Class SB  Certificates,  as applicable,  to purchase all of the Mortgage  Loans pursuant to clause (ii) above is  conditioned  upon the date of such purchase  occurring on or after the  Optional  Termination  Date.  If such  right is  exercised  by the  Master  Servicer,  the  Master
Servicer  shall be deemed to have been  reimbursed  for the full amount of any  unreimbursed  Advances  theretofore made by it with respect to the Mortgage Loans being  purchased.  In addition,  the Master Servicer shall provide to the Trustee the  certification  required  by  Section 3.15,  and the  Trustee  and any  Custodian  shall,  promptly following  payment  of  the  purchase  price,  release  to  the  Master  Servicer  or the  Holder  of the  Class SB
Certificates, as applicable, the Custodial Files pertaining to the Mortgage Loans being purchased.

         In addition to the foregoing,  on any  Distribution  Date on or after the Optional  Termination  Date, the
Master Servicer or the Holder of the Class SB  Certificates as provided in  Section 9.01(f),  shall have the right, at its option,  to purchase the Class A  Certificates,  Class M  Certificates,  Class B  Certificates  and Class SB
Certificates  in whole,  but not in part,  at a price  equal to the sum of the  outstanding  Certificate  Principal
Balance of such  Certificates  plus the sum of one month's Accrued  Certificate  Interest  thereon,  any previously unpaid Accrued Certificate  Interest,  and any unpaid Prepayment Interest Shortfalls  previously  allocated thereto and, in the case of Prepayment Interest Shortfalls,  accrued interest thereon at the applicable  Pass-Through Rate, plus, with respect to any optional termination by the Holder of the Class SB  Certificates,  an amount equal to all accrued and unpaid Servicing Fees and reimbursement for all unreimbursed  Advances and Servicing Advances,  in each case  through  the date of such  optional  termination.  If the  Master  Servicer  or the  Holder  of the  Class SB
Certificates,  as  applicable,  exercises  this right to purchase the  outstanding  Class A  Certificates,  Class M
Certificates,  Class B  Certificates and Class SB  Certificates,  the Master Servicer or the Holder of the Class SB
Certificates,  as applicable,  will promptly  terminate the respective  obligations  and  responsibilities  created hereby in respect of these Certificates pursuant to this Article IX.

(b)      The Master  Servicer or the Holder of the Class SB  Certificates,  as  applicable,  shall give the Trustee
(and the Master  Servicer  if the Holder of the  Class SB  Certificates  is  exercising  its  option)  and the Swap
Counterparty  (so long as the Swap  Agreement  has not  previously  been  terminated)  not less than 40 days  prior notice of the  Distribution  Date on which (1) the Master Servicer or the Holder of the Class SB  Certificates,  as
applicable,  anticipates  that  the  final  distribution  will be made to  Certificateholders  as a  result  of the exercise  by the Master  Servicer  or the  Holder of the  Class SB  Certificates,  as  applicable,  of its right to purchase the Mortgage  Loans or on which (2) the Master  Servicer or the Holder of the  Class SB  Certificates,  as
applicable,  anticipates  that the  Certificates  will be  purchased  as a result  of the  exercise  by the  Master
Servicer or the Holder of the Class SB  Certificates,  as  applicable,  to purchase the  outstanding  Certificates.
Notice of any termination,  specifying the anticipated  Final  Distribution  Date (which shall be a date that would otherwise be a  Distribution  Date) upon which the  Certificateholders  may  surrender  their  Certificates  to the
Trustee (if so required by the terms hereof) for payment of the final  distribution  and  cancellation or notice of any  purchase  of the  outstanding  Certificates,  specifying  the  Distribution  Date upon which the  Holders  may surrender their  Certificates to the Trustee for payment,  shall be given promptly by the Master Servicer (if it is exercising  the right to purchase  the  Mortgage  Loans or to purchase  the  outstanding  Certificates),  or by the
Trustee (in any other case) by letter to the  Certificateholders  (with a copy to the Certificate Registrar) mailed
(or distributed  through the Depository with respect to any Book-Entry  Certificates) not earlier than the 15th day and not later than the 25th day of the month next preceding the month of such final distribution specifying:

(i)      the anticipated  Final  Distribution  Date upon which final payment of the  Certificates is anticipated to be made upon  presentation  and surrender of  Certificates  at the office or agency of the Trustee therein designated  where  required  pursuant  to this  Agreement  or, in the case of the  purchase  by the Master
         Servicer or the Holder of the Class SB Certificates,  as applicable, of the outstanding Certificates,  the
         Distribution Date on which such purchase is made,

(ii)     the amount of any such final  payment  or, in the case of the  purchase of the  outstanding  Certificates, the purchase price, in either case, if known, and

(iii)    that the Record Date otherwise  applicable to such Distribution  Date is not applicable,  and that payment will be made only upon  presentation  and  surrender  of the  Certificates  at the office or agency of the
         Trustee therein specified.

         If the Master  Servicer  or the Trustee is  obligated  to give  notice to  Certificateholders  as required
above,  it  shall  give  such  notice  to  the  Certificate   Registrar  at  the  time  such  notice  is  given  to
Certificateholders.  In the event of a purchase of the Mortgage  Loans by the Master  Servicer or the Holder of the
Class SB  Certificates,  as  applicable,  the  Master  Servicer  or the  Holder of the  Class SB  Certificates,  as
applicable,  shall deposit in the Certificate  Account before the Final Distribution Date in immediately  available funds an amount  equal to the  purchase  price  computed  as  provided  above.  As a result of the  exercise by the
Master  Servicer  or the  Holder  of the  Class SB  Certificates,  as  applicable,  of its  right to  purchase  the outstanding  Certificates,  the Master Servicer or the Holder of the Class SB  Certificates,  as applicable,  shall deposit  in the  Certificate  Account,  before  the  Distribution  Date on which  such  purchase  is to  occur,  in immediately  available  funds,  an amount equal to the  purchase  price for the  Certificates  computed as provided above,  and provide  notice of such  deposit to the  Trustee.  The Trustee  shall  withdraw  from such  account the amount  specified in subsection  (c) below and  distribute  such amount to the  Certificateholders  as specified in subsection  (c) below.  The Master  Servicer  or the Holder of the  Class SB  Certificates,  as  applicable,  shall provide to the Trustee written  notification of any change to the anticipated  Final  Distribution  Date as soon as practicable.  If the Trust Fund is not terminated on the anticipated Final  Distribution  Date, for any reason, the
Trustee shall promptly mail notice thereof to each affected Certificateholder.

(c)      Upon presentation and surrender of the Class A Certificates,  Class M  Certificates,  Class B Certificates
and  Class SB   Certificates   by  the   Certificateholders   thereof,   the  Trustee  shall   distribute  to  such
Certificateholders  (i) the amount  otherwise  distributable on such  Distribution  Date, if not in connection with the Master  Servicer's or the Holder's of the Class SB  Certificates,  as  applicable,  election to repurchase  the
Mortgage Loans or the outstanding Class A  Certificates,  Class M  Certificates,  Class B Certificates and Class SB
Certificates,  or (ii) if the Master Servicer or the Holder of the Class SB  Certificates,  as applicable,  elected to so  repurchase  the Mortgage  Loans or the  outstanding  Class A  Certificates,  Class M  Certificates,  Class B
Certificates and Class SB  Certificates,  an amount equal to the price paid pursuant to Section 9.01(a) as follows:
first,  with  respect to any  optional  termination  by the  Holder of the  Class SB  Certificates,  payment of any accrued and unpaid Servicing Fees and reimbursement for all unreimbursed  Advances and Servicing Advances,  in each case through the date of such optional  termination,  to the Master Servicer,  second,  with respect to the Class A
Certificates,  pari passu,  the  outstanding  Certificate  Principal  Balance  thereof,  plus  Accrued  Certificate
Interest thereon for the related Interest Accrual Period and any previously  unpaid Accrued  Certificate  Interest, third, with respect to the Class M-1  Certificates,  the outstanding  Certificate  Principal Balance thereof,  plus
Accrued  Certificate  Interest thereon for the related  Interest  Accrual Period and any previously  unpaid Accrued
Certificate Interest,  fourth, with respect to the Class M-2  Certificates,  the outstanding  Certificate Principal
Balance  thereof,  plus  Accrued  Certificate  Interest  thereon for the related  Interest  Accrual  Period and any
previously  unpaid  Accrued  Certificate  Interest,  fifth,  with  respect  to  the  Class M-3  Certificates,   the
outstanding  Certificate  Principal  Balance  thereof,  plus Accrued  Certificate  Interest thereon for the related
Interest  Accrual  Period and any  previously  unpaid  Accrued  Certificate  Interest,  sixth,  with respect to the
Class M-4  Certificates,  the outstanding  Certificate Principal Balance thereof, plus Accrued Certificate Interest thereon for the related Interest Accrual Period and any previously unpaid Accrued  Certificate  Interest,  seventh, with respect to the Class M-5  Certificates,  the outstanding  Certificate  Principal Balance thereof, plus Accrued
Certificate  Interest  thereon  for  the  related  Interest  Accrual  Period  and  any  previously  unpaid  Accrued
Certificate Interest,  eighth, with respect to the Class M-6  Certificates,  the outstanding  Certificate Principal
Balance  thereof,  plus  Accrued  Certificate  Interest  thereon for the related  Interest  Accrual  Period and any
previously  unpaid  Accrued  Certificate  Interest,  ninth,  with  respect  to  the  Class M-7  Certificates,   the
outstanding  Certificate  Principal  Balance  thereof,  plus Accrued  Certificate  Interest thereon for the related
Interest  Accrual  Period and any  previously  unpaid  Accrued  Certificate  Interest,  tenth,  with respect to the
Class M-8  Certificates,  the outstanding  Certificate Principal Balance thereof, plus Accrued Certificate Interest thereon for the related Interest Accrual Period and any previously unpaid Accrued Certificate  Interest,  eleventh, with respect to the Class M-9  Certificates,  the outstanding  Certificate  Principal Balance thereof, plus Accrued
Certificate  Interest  thereon  for  the  related  Interest  Accrual  Period  and  any  previously  unpaid  Accrued
Certificate  Interest,  twelfth, with respect to the Class B  Certificates,  the outstanding  Certificate Principal
Balance  thereof,  plus  Accrued  Certificate  Interest  thereon for the related  Interest  Accrual  Period and any previously unpaid Accrued Certificate Interest,  thirteenth, to the Class A Certificates,  Class M Certificates and
Class B  Certificates,  the amount of any Prepayment  Interest  Shortfalls  allocated thereto for such Distribution
Date  or  remaining  unpaid  from  prior  Distribution  Dates  and  accrued  interest  thereon  at  the  applicable
Pass-Through  Rate,  on a pro rata  basis  based on  Prepayment  Interest  Shortfalls  allocated  thereto  for such
Distribution  Date or  remaining  unpaid  from  prior  Distribution  Dates,  fourteenth,  to the Swap  Counterparty
(without  duplication of amounts payable to the Swap  Counterparty  on such date in accordance  with  Section 4.02)
any Swap  Termination  Payment  payable  to the Swap  Counterparty  then  remaining  unpaid  or which is due to the exercise of any early termination of the Trust Fund pursuant to this Section 9.01,  and fifteenth,  to the Class SB
Certificates, all remaining amounts.

(d)      In the event that any  Certificateholders  shall not surrender  their  Certificates  for final payment and cancellation on or before the Final  Distribution  Date, the Master Servicer (if it exercised its right to purchase the  Mortgage  Loans) or the Trustee  (in any other  case),  shall give a second  written  notice to the  remaining
Certificateholders  to surrender  their  Certificates  for  cancellation  and receive the final  distribution  with respect  thereto.  If within six months after the second  notice any  Certificate  shall not have been  surrendered for  cancellation,  the Trustee  shall take  appropriate  steps as  directed by the Master  Servicer to contact the remaining  Certificateholders  concerning  surrender of their  Certificates.  The costs and expenses of maintaining the Certificate  Account and of contacting  Certificateholders  shall be paid out of the assets which remain in the
Certificate  Account.  If  within  nine  months  after  the  second  notice  any  Certificates  shall not have been surrendered  for  cancellation,  the Trustee  shall pay to the Master  Servicer  all amounts  distributable  to the holders thereof and the Master Servicer shall  thereafter hold such amounts until  distributed to such Holders.  No interest shall accrue or be payable to any  Certificateholder  on any amount held in the Certificate  Account or by the Master  Servicer as a result of such  Certificateholder's  failure to surrender  its  Certificate(s)  for final payment  thereof in accordance  with this  Section 9.01  and the  Certificateholders  shall look only to the Master
Servicer for such payment.

(e)      If any  Certificateholders  do not surrender  their  Certificates  on or before the  Distribution  Date on which a purchase of the  outstanding  Certificates  is to be made, the Master  Servicer shall give a second written notice to such  Certificateholders  to surrender their Certificates for payment of the purchase price therefor.  If within six months after the second notice any Certificate  shall not have been  surrendered for  cancellation,  the
Trustee  shall  take  appropriate  steps as  directed  by the  Master  Servicer  to  contact  the  Holders  of such
Certificates  concerning  surrender of their  Certificates.  The costs and expenses of maintaining  the Certificate
Account  and of  contacting  Certificateholders  shall be paid out of the assets  which  remain in the  Certificate
Account.  If within  nine months  after the second  notice any  Certificates  shall not have been  surrendered  for cancellation  in  accordance  with this  Section 9.01,  the Trustee  shall pay to the Master  Servicer  all amounts distributable  to the Holders  thereof and shall have no further  obligation  or liability  therefor and the Master
Servicer  shall  thereafter  hold such amounts until  distributed  to such Holders.  No interest shall accrue or be payable to any  Certificateholder  on any amount  held in the  Certificate  Account or by the Master  Servicer as a
result of such  Certificateholder's  failure to surrender its  Certificate(s)  for payment in accordance  with this
Section 9.01.  Any Certificate  that is not surrendered on the  Distribution  Date on which a purchase  pursuant to this  Section 9.01  occurs as provided  above will be deemed to have been  purchased and the Holder as of such date will have no rights  with  respect  thereto  except to receive  the  purchase  price  therefor  minus any costs and expenses  associated with such Certificate  Account and notices  allocated  thereto.  Any Certificates so purchased or deemed to have been  purchased  on such  Distribution  Date  shall  remain  outstanding  hereunder.  The  Master
Servicer shall be for all purposes the Holder thereof as of such date.

(f)      With respect to the first possible  Optional  Termination  Date,  the Master  Servicer shall have the sole option to exercise the purchase options described in  Section 9.01(a)  and the Holder of the Class SB  Certificates
shall have no claim  thereto.  If,  however,  the Master  Servicer  elects not to  exercise  one of its  options to purchase pursuant to  Section 9.01(a)  with respect to the first possible Optional  Termination Date, the Holder of
the  Class SB   Certificates   shall  have  the  sole  option  to  exercise  the  purchase  options   described  in
Section 9.01(a)  on the second  possible  Optional  Termination  Date and the Master  Servicer  shall have no claim thereto.  If the  Holder of the  Class SB  Certificates  elects not to  exercise  one of its  options  to  purchase pursuant to  Section 9.01(a)  with respect to the second  possible  Optional  Termination  Date, it shall lose such right and have no claim to exercise  any  purchase  options  pursuant to this  Section 9.01  thereafter.  Beginning with the third possible  Optional  Termination  Date and thereafter,  the Master Servicer shall again have the sole option to exercise the purchase options described in Section 9.01(a).

Section 9.02.     Additional Termination Requirements.

(a)      Any REMIC hereunder,  as the case may be, shall be terminated in accordance with the following  additional requirements,  unless  (subject to  Section 10.01(f))  the Trustee and the Master Servicer have received an Opinion of Counsel  (which  Opinion of Counsel  shall not be an expense of the  Trustee)  to the effect that the failure of any REMIC created  hereunder as the case may be, to comply with the requirements of this  Section 9.02 will not (i)
result in the imposition on the Trust Fund of taxes on "prohibited  transactions,"  as described in Section 860F of the  Code,  or (ii)  cause  any  REMIC  created  hereunder  to fail to  qualify  as a REMIC  at any  time  that any
Certificate is outstanding:

(i)      The Master Servicer shall establish a 90-day  liquidation  period for REMIC I,  REMIC II or REMIC III,  as applicable,  and any other  related  terminating  REMICs,  and  specify  the first day of such period in a statement  attached  to  REMIC I's,  REMIC II's  or  REMIC III's,  as  applicable,  and any other  related terminating  REMICs',  final Tax Return  pursuant to  Treasury  Regulations  Section 1.860F-1.  The Master
         Servicer  also shall  satisfy  all of the  requirements  of a qualified  liquidation  for each of REMIC I,
         REMIC II and REMIC III under Section 860F of the Code and the regulations thereunder;

(ii)     The Master Servicer shall notify the Trustee at the  commencement of such 90-day  liquidation  period and, at or prior to the time of making of the final  payment on the  Certificates,  the  Trustee  shall sell or otherwise  dispose of all of the remaining  assets of the liquidating  REMICs in accordance with the terms hereof; and

(iii)    If the Master  Servicer  is  exercising  its right to purchase  the assets of the Trust  Fund,  the Master
         Servicer  shall,  during the 90-day  liquidation  period and at or prior to the Final  Distribution  Date, purchase all of the assets of the liquidating REMICs for cash.

(b)      Each  Holder of a  Certificate  and the  Trustee  hereby  irrevocably  approves  and  appoints  the Master
Servicer as its  attorney-in-fact  to adopt a plan of complete  liquidation  for any REMIC hereunder at the expense of the Trust Fund in accordance with the terms and conditions of this Agreement.

ARTICLE X

                                                 REMIC PROVISIONS

Section 10.01.    REMIC Administration.

(a)      The REMIC  Administrator  shall make an election to treat all REMICs  created  hereunder  as a REMIC under the Code and, if  necessary,  under  applicable  state law.  Each such  election will be made on Form 1066 or other appropriate  federal tax or  information  return  (including  Form 8811) or any  appropriate  state  return for the taxable  year  ending on the last day of the  calendar  year in which the  Certificates  are  issued.  The  REMIC I
Regular  Interests  shall be designated  as the "regular  interests"  and  Component I of the Class R  Certificates shall be designated as the sole  Class of  "residual  interests"  in the REMIC I.  The REMIC II  Regular  Interests
shall be designated as the "regular  interests"  and Component II of the Class R  Certificates  shall be designated as the sole Class of  "residual  interests" in the REMIC II.  The REMIC III  Regular  Interests shall be designated as the "regular  interests" and Component III of the Class R Certificates  shall be designated as the sole Class of
"residual  interests" in the REMIC III.  The REMIC  Administrator  and the Trustee shall not permit the creation of any "interests"  (within the meaning of Section 860G of the Code) in REMIC I,  REMIC II or REMIC III other than the
REMIC I Regular Interests, the REMIC II Regular Interests, REMIC III Regular Interest IO and the Certificates.

(b)      The Closing Date is hereby  designated as the "startup day" of each of REMIC created  hereunder within the meaning of Section 860G(a)(9) of the Code (the "Startup Date").

(c)      The REMIC  Administrator  shall hold a Class R  Certificate in each REMIC  representing a 0.01% Percentage
Interest of the  Class R  Certificates  in each REMIC and shall be  designated  as the "tax  matters  person"  with respect  to each  REMIC  in the  manner  provided  under  Treasury  regulations  Section 1.860F-4(d)  and  Treasury regulations  Section 301.6231(a)(7)-1.  The REMIC Administrator,  as tax matters person, shall (i) act on behalf of each REMIC in relation  to any tax matter or  controversy  involving  the Trust Fund and (ii)  represent  the Trust
Fund in any administrative or judicial  proceeding  relating to an examination or audit by any governmental  taxing authority with respect  thereto.  The legal  expenses,  including  without  limitation  attorneys' or  accountants'
fees, and costs of any such  proceeding and any liability  resulting  therefrom shall be expenses of the Trust Fund and the REMIC  Administrator  shall be  entitled  to  reimbursement  therefor  out of amounts  attributable  to the
Mortgage  Loans on deposit in the  Custodial  Account as provided by  Section 3.10  unless such legal  expenses and costs are incurred by reason of the REMIC Administrator's  willful misfeasance,  bad faith or gross negligence.  If the REMIC  Administrator  is no longer the Master Servicer  hereunder,  at its option the REMIC  Administrator  may continue its duties as REMIC  Administrator  and shall be paid  reasonable  compensation  not to exceed  $3,000 per year by any successor Master Servicer hereunder for so acting as the REMIC Administrator.

(d)      The REMIC  Administrator  shall  prepare or cause to be prepared all of the Tax Returns that it determines are required  with respect to the REMICs  created  hereunder and deliver such Tax Returns in a timely manner to the
Trustee and the Trustee  shall sign and file such Tax Returns in a timely  manner.  The expenses of preparing  such returns  shall be borne  by the  REMIC  Administrator  without  any  right of  reimbursement  therefor.  The  REMIC
Administrator  agrees to indemnify and hold harmless the Trustee with respect to any tax or liability  arising from the  Trustee's  signing of Tax Returns that contain  errors or  omissions.  The Trustee and Master  Servicer  shall promptly provide the REMIC  Administrator  with such information as the REMIC  Administrator  may from time to time request for the purpose of enabling the REMIC Administrator to prepare Tax Returns.

(e)      The REMIC  Administrator  shall provide (i) to any Transferor of a Class R Certificate such information as is necessary for the  application  of any tax relating to the transfer of a Class R  Certificate  to any Person who is not a Permitted  Transferee,  (ii) to the Trustee and the Trustee shall forward to the  Certificateholders  such information  or  reports  as are  required  by the Code or the  REMIC  Provisions  including  reports  relating  to interest,  original issue discount,  if any, and market  discount or premium (using the Prepayment  Assumption) and
(iii) to the Internal  Revenue Service the name,  title,  address and telephone number of the person who will serve as the representative of each REMIC created hereunder.

(f)      The Master  Servicer  and the REMIC  Administrator  shall  take such  actions  and shall  cause each REMIC
created   hereunder  to  take  such  actions  as  are  reasonably   within  the  Master  Servicer's  or  the  REMIC
Administrator's  control and the scope of its duties more  specifically  set forth  herein as shall be necessary or desirable to maintain the status  thereof as a REMIC under the REMIC  Provisions  (and the Trustee shall assist the
Master  Servicer and the REMIC  Administrator,  to the extent  reasonably  requested by the Master Servicer and the
REMIC  Administrator  to do so). In  performing  their duties as more  specifically  set forth  herein,  the Master
Servicer and the REMIC  Administrator  shall not knowingly or intentionally  take any action,  cause the Trust Fund to take any action or fail to take (or fail to cause to be taken) any action  reasonably  within  their  respective control and the scope of duties more specifically set forth herein,  that, under the REMIC Provisions,  if taken or not taken,  as the case may be, could  (i) endanger  the status of any  REMIC created  hereunder as a REMIC or (ii)
result in the  imposition  of a tax upon any  REMIC created  hereunder  (including  but not  limited  to the tax on prohibited  transactions as defined in  Section 860F(a)(2) of the Code (except as provided in Section 2.04) and the tax on  contributions  to a REMIC set forth in  Section 860G(d)  of the Code) (either such event, in the absence of an Opinion of Counsel or the  indemnification  referred to in this  sentence,  an "Adverse REMIC Event") unless the
Master Servicer or the REMIC  Administrator,  as applicable,  has received an Opinion of Counsel (at the expense of the party seeking to take such action or, if such party fails to pay such expense,  and the Master  Servicer or the
REMIC  Administrator,  as applicable,  determines that taking such action is in the best interest of the Trust Fund and the  Certificateholders,  at the  expense  of the Trust  Fund,  but in no event at the  expense  of the  Master
Servicer,  the REMIC  Administrator  or the  Trustee) to the effect  that the  contemplated  action will not,  with respect to the Trust Fund  created  hereunder,  endanger  such status or,  unless the Master  Servicer or the REMIC
Administrator  or both,  as  applicable,  determine in its or their sole  discretion  to  indemnify  the Trust Fund against  the  imposition  of such a tax,  result in the  imposition  of such a tax.  Wherever  in this  Agreement a contemplated  action may not be taken because the timing of such action might result in the  imposition of a tax on the Trust Fund,  or may only be taken  pursuant to an Opinion of Counsel that such action would not impose a tax on the Trust Fund, such action may  nonetheless be taken provided that the indemnity  given in the preceding  sentence with  respect to any taxes that might be imposed on the Trust Fund has been given and that all other  preconditions to the taking of such action have been  satisfied.  The Trustee shall not take or fail to take any action  (whether or not  authorized  hereunder)  as to which the Master  Servicer or the REMIC  Administrator,  as  applicable,  has advised it in writing  that it has  received an Opinion of Counsel to the effect that an Adverse  REMIC Event could occur with  respect to such action or inaction,  as the case may be. In  addition,  prior to taking any action with respect to the Trust Fund or its  assets,  or causing  the Trust Fund to take any  action,  which is not  expressly permitted  under the terms of this  Agreement,  the Trustee  shall  consult  with the Master  Servicer or the REMIC
Administrator,  as  applicable,  or its  designee,  in writing,  with respect to whether such action could cause an
Adverse  REMIC  Event to occur with  respect to the Trust Fund and the  Trustee  shall not take any such  action or cause the  Trust  Fund to take any such  action as to which the  Master  Servicer  or the REMIC  Administrator,  as
applicable,  has advised it in writing that an Adverse  REMIC Event could occur.  The Master  Servicer or the REMIC
Administrator,  as applicable,  may consult with counsel to make such written advice, and the cost of same shall be borne by the party seeking to take the action not  expressly  permitted by this  Agreement,  but in no event at the expense of the  Master  Servicer  or the REMIC  Administrator.  At all times as may be  required  by the Code,  the
Master Servicer or the REMIC Administrator,  as applicable,  will to the extent within its control and the scope of its  duties  more  specifically  set  forth  herein,  maintain  substantially  all of the  assets  of the  REMIC as
"qualified  mortgages"  as defined in  Section 860G(a)(3)  of the Code and  "permitted  investments"  as defined in
Section 860G(a)(5) of the Code.

(g)      In the event  that any tax is imposed on  "prohibited  transactions"  of any REMIC  created  hereunder  as defined in  Section 860F(a)(2)  of the Code, on "net income from  foreclosure  property" of any REMIC as defined in
Section 860G(c)  of the Code,  on any  contributions  to any REMIC  after the  Startup  Date  therefor  pursuant to
Section 860G(d)  of the Code, or any other tax imposed by the Code or any  applicable  provisions of state or local tax laws,  such tax shall be charged  (i) to the  Master  Servicer,  if such tax  arises  out of or results  from a breach by the Master  Servicer in its role as Master  Servicer  or REMIC  Administrator  of any of its  obligations under this  Agreement or the Master  Servicer has in its sole  discretion  determined  to indemnify  the Trust Fund against  such tax,  (ii) to the  Trustee,  if such tax arises out of or results from a breach by the Trustee of any of its obligations  under this Article X, or  (iii) otherwise  against amounts on deposit in the Custodial  Account as provided by Section 3.10  and on the Distribution  Date(s)  following such  reimbursement  the aggregate of such taxes shall be allocated in reduction of the Accrued  Certificate  Interest on each Class  entitled  thereto in the same manner as if such taxes constituted a Prepayment Interest Shortfall.

(h)      The Trustee and the Master  Servicer  shall,  for federal income tax purposes,  maintain books and records with  respect to each REMIC on a calendar  year and on an accrual  basis or as  otherwise  may be  required  by the
REMIC Provisions.

(i)      Following the Startup  Date,  neither the Master  Servicer nor the Trustee shall accept any  contributions of assets to any REMIC  unless  (subject  to  Section 10.01(f))  the Master  Servicer  and the  Trustee  shall have received an Opinion of Counsel (at the expense of the party seeking to make such  contribution)  to the effect that the  inclusion  of such  assets in any REMIC  will not cause any  REMIC created  hereunder  to fail to qualify as a
REMIC at any time that any  Certificates  are  outstanding  or  subject  any such  REMIC to any tax under the REMIC
Provisions or other applicable provisions of federal, state and local law or ordinances.

(j)      Neither  the  Master  Servicer  nor the  Trustee  shall  (subject  to  Section 10.01(f))  enter  into  any arrangement by which any REMIC created  hereunder will receive a fee or other  compensation for services nor permit any  REMIC created  hereunder  to receive any income from assets  other than  "qualified  mortgages"  as defined in
Section 860G(a)(3) of the Code or "permitted investments" as defined in Section 860G(a)(5) of the Code.

(k)      Solely for purposes of  Section 1.860G-1(a)(4)(iii)  of the  Treasury  Regulations,  the "latest  possible maturity  date" by which the principal  balance of each regular  interest in each REMIC would be reduced to zero is
August 25,  2036, which is the Distribution  Date in the month following the last scheduled payment on any Mortgage
Loan.

(l)      Within  30 days after the Closing Date, the REMIC  Administrator  shall prepare and file with the Internal
Revenue Service Form 8811,  "Information  Return for Real Estate Mortgage  Investment  Conduits (REMIC) and Issuers
of Collateralized Debt Obligations" for the Trust Fund.

(m)      Neither the Trustee nor the Master  Servicer shall sell,  dispose of or substitute for any of the Mortgage
Loans (except in connection  with (i) the default,  imminent  default or foreclosure of a Mortgage Loan,  including but not limited to, the acquisition or sale of a Mortgaged  Property acquired by deed in lieu of foreclosure,  (ii)
the  bankruptcy of the Trust Fund,  (iii) the  termination of any REMIC pursuant to Article IX of this Agreement or
(iv) a purchase of Mortgage  Loans  pursuant to Article II or III of this  Agreement) or acquire any assets for any
REMIC or sell or dispose of any  investments  in the  Custodial  Account or the  Certificate  Account for gain,  or accept any  contributions  to any REMIC after the Closing  Date unless it has  received an Opinion of Counsel  that such sale,  disposition,  substitution or acquisition will not (a) affect adversely the status of any REMIC created hereunder as a REMIC or  (b) unless  the Master  Servicer has  determined  in its sole  discretion to indemnify the
Trust  Fund  against  such  tax,  cause  any  REMIC  to  be  subject  to a  tax  on  "prohibited  transactions"  or
"contributions" pursuant to the REMIC Provisions.

Section 10.02.    Master Servicer, REMIC Administrator and Trustee Indemnification.

(a)      The Trustee  agrees to indemnify the Trust Fund,  the Depositor,  the REMIC  Administrator  and the Master
Servicer  for any taxes and costs  including,  without  limitation,  any  reasonable  attorneys  fees imposed on or incurred  by the Trust  Fund,  the  Depositor  or the  Master  Servicer,  as a result of a breach of the  Trustee's covenants set forth in  Article VIII  or this  Article X.  In the event that  Residential  Funding is no longer the
Master  Servicer,  the Trustee  shall  indemnify  Residential  Funding for any taxes and costs  including,  without limitation,  any reasonable  attorneys  fees imposed on or incurred by Residential  Funding as a result of a breach of the Trustee's covenants set forth in Article VIII or this Article X.

(b)      The REMIC  Administrator  agrees to indemnify the Trust Fund, the Depositor,  the Master  Servicer and the
Trustee for any taxes and costs  (including,  without  limitation,  any reasonable  attorneys'  fees) imposed on or incurred by the Trust Fund,  the  Depositor,  the Master  Servicer or the  Trustee,  as a result of a breach of the
REMIC  Administrator's  covenants set forth in this Article X with respect to compliance with the REMIC Provisions, including without  limitation,  any penalties  arising from the Trustee's  execution of Tax Returns prepared by the
REMIC Administrator that contain errors or omissions;  provided,  however,  that such liability will not be imposed to the extent such breach is a result of an error or omission in  information  provided to the REMIC  Administrator by the Master Servicer in which case Section 10.02(c) will apply.

(c)      The Master Servicer  agrees to indemnify the Trust Fund, the Depositor,  the REMIC  Administrator  and the
Trustee for any taxes and costs  (including,  without  limitation,  any reasonable  attorneys'  fees) imposed on or incurred by the Trust Fund, the Depositor,  the REMIC  Administrator or the Trustee, as a result of a breach of the
Master  Servicer's  covenants set forth in this  Article X or in  Article III  with respect to compliance  with the
REMIC Provisions,  including without limitation,  any penalties arising from the Trustee's execution of Tax Returns prepared by the Master Servicer that contain errors or omissions.

ARTICLE XI

                                             MISCELLANEOUS PROVISIONS

Section 11.01.    Amendment.

(a)      This Agreement or any Custodial  Agreement may be amended from time to time by the  Depositor,  the Master
Servicer and the Trustee, without the consent of any of the Certificateholders:

(i)      to cure any ambiguity,

(ii)     to correct or  supplement  any  provisions  herein or therein,  which may be  inconsistent  with any other provisions herein or therein or to correct any error,

(iii)    to modify,  eliminate  or add to any of its  provisions  to such extent as shall be necessary or desirable to  maintain  the  qualification  of any  REMIC created  hereunder  as a  REMIC  at  all  times  that  any
         Certificate  is  outstanding  or to avoid or minimize the risk of the  imposition  of any tax on the Trust
         Fund  pursuant to the Code that would be a claim  against the Trust  Fund,  provided  that the Trustee has received an Opinion of Counsel to the effect that  (A) such  action is  necessary or desirable to maintain such  qualification  or to  avoid or  minimize  the  risk of the  imposition  of any such tax and (B) such action will not adversely affect in any material respect the interests of any Certificateholder,

(iv)     to change the timing and/or nature of deposits into the Custodial  Account or the  Certificate  Account or to change  the name in which the  Custodial  Account  is  maintained,  provided  that (A) the  Certificate
         Account  Deposit  Date shall in no event be later than the  related  Distribution  Date,  (B) such  change shall not, as evidenced by an Opinion of Counsel,  adversely  affect in any material respect the interests of any  Certificateholder  and (C) such change shall not result in a reduction  of the rating  assigned to any  Class of  Certificates  below the lower of the  then-current  rating or the rating  assigned  to such
         Certificates as of the Closing Date, as evidenced by a letter from each Rating Agency to such effect,

(v)      to  modify,  eliminate  or add  to the  provisions  of  Section 5.02(f)  or  any  other  provision  hereof restricting  transfer of the Class R  Certificates  by virtue of their being the  "residual  interests" in the Trust Fund provided  that (A) such change shall not result in reduction of the rating  assigned to any such  Class of  Certificates  below the lower of the  then-current  rating or the rating  assigned to such
         Certificates  as of the Closing  Date,  as evidenced  by a letter from each Rating  Agency to such effect, and (B) such change  shall not  (subject to  Section 10.01(f)),  as evidenced by an Opinion of Counsel (at the expense of the party  seeking so to modify,  eliminate or add such  provisions),  cause the Trust Fund or any of the  Certificateholders  (other than the  transferor) to be subject to a federal tax caused by a transfer to a Person that is not a Permitted Transferee, or

(vi)     to make any other  provisions  with respect to matters or questions  arising under this  Agreement or such
         Custodial  Agreement  which shall not be materially  inconsistent  with the provisions of this  Agreement, provided  that such action  shall not, as  evidenced  by an Opinion of  Counsel,  adversely  affect in any
         material  respect  the  interests  of  any   Certificateholder   and  is  authorized  or  permitted  under
         Section 11.01.

(b)      This  Agreement or any  Custodial  Agreement may also be amended from time to time by the  Depositor,  the
Master Servicer,  the Trustee and the Holders of Certificates  evidencing in the aggregate not less than 66% of the
Percentage  Interests  of each  Class of  Certificates  with a  Certificate  Principal  Balance  greater  than zero affected  thereby for the purpose of adding any provisions to or changing in any manner or  eliminating  any of the provisions of this  Agreement or such  Custodial  Agreement or of modifying in any manner the rights of the Holders of Certificates of such Class; provided, however, that no such amendment shall:

(i)      reduce  in any  manner  the  amount  of,  or delay the  timing  of,  payments  which  are  required  to be distributed on any Certificate without the consent of the Holder of such Certificate,

(ii)     adversely  affect in any material  respect the interest of the Holders of  Certificates  of any Class in a manner  other than as  described in clause (i) hereof  without the consent of Holders of  Certificates  of such Class evidencing, as to such Class, Percentage Interests aggregating not less than 66%, or

(iii)    reduce the  aforesaid  percentage  of  Certificates  of any  Class the  Holders of which are  required  to consent to any such  amendment,  in any such case  without the consent of the Holders of all  Certificates of such Class then outstanding.

(c)      Notwithstanding  any contrary provision of this Agreement,  the Trustee shall not consent to any amendment to this  Agreement  unless it shall have first  received an Opinion of Counsel (at the expense of the party seeking such  amendment)  to the effect that such  amendment or the exercise of any power  granted to the Master  Servicer, the Depositor or the Trustee in accordance  with such  amendment will not result in the imposition of a federal tax on the  Trust  Fund or cause  any  REMIC created  hereunder  to fail to  qualify  as a REMIC  at any time  that any
Certificate is  outstanding;  provided,  that if the indemnity  described in  Section 10.01(f)  with respect to any taxes that might be imposed on the Trust Fund has been given,  the Trustee  shall not require the delivery to it of the Opinion of Counsel  described  in this  Section 11.01(c).  The Trustee may but shall not be  obligated to enter into any amendment  pursuant to this Section that  affects its rights,  duties and immunities and this Agreement or otherwise; provided, however, such consent shall not be unreasonably withheld.

(d)      Promptly after the execution of any such amendment the Trustee shall furnish  written  notification of the
substance  of  such  amendment  to  each  Certificateholder.   It  shall  not  be  necessary  for  the  consent  of
Certificateholders  under this  Section 11.01  to approve the  particular  form of any proposed  amendment,  but it shall be sufficient if such consent shall  approve the  substance  thereof.  The manner of obtaining  such consents and of  evidencing  the  authorization  of the  execution  thereof by  Certificateholders  shall be subject to such reasonable regulations as the Trustee may prescribe.

(e)      The  Depositor  shall have the option,  in its sole  discretion,  to obtain and deliver to the Trustee any corporate guaranty,  payment  obligation,  irrevocable letter of credit,  surety bond,  insurance policy or similar instrument or a reserve fund, or any  combination  of the  foregoing,  for the purpose of protecting the Holders of the Class SB  Certificates  against any or all Realized  Losses or other  shortfalls.  Any such  instrument or fund shall be held by the  Trustee for the benefit of the  Class SB  Certificateholders,  but shall not be and shall not be deemed to be under any  circumstances  included  in any REMIC.  To the extent that any such  instrument  or fund constitutes  a reserve  fund for federal  income tax  purposes,  (i) any reserve  fund so  established  shall be an outside  reserve fund and not an asset of such REMIC,  (ii) any such reserve fund shall be owned by the  Depositor, and (iii) amounts  transferred  by such REMIC to any such reserve fund shall be treated as amounts  distributed  by such REMIC to the Depositor or any successor,  all within the meaning of Treasury  regulations  Section 1.860G-2(h)
in  effect  as of the  Cut-off  Date.  In  connection  with the  provision  of any such  instrument  or fund,  this
Agreement and any provision  hereof may be modified,  added to, deleted or otherwise  amended in any manner that is related or incidental to such instrument or fund or the  establishment or  administration  thereof,  such amendment to be made by written  instrument  executed or consented to by the Depositor  and such related  insurer but without the consent of any  Certificateholder  and without the consent of the Master Servicer or the Trustee being required unless any such amendment would impose any additional  obligation on, or otherwise  adversely  affect the interests of the Certificateholders,  the Master Servicer or the Trustee, as applicable;  provided that the Depositor obtains an Opinion of Counsel (which need not be an opinion of  Independent  counsel) to the effect that any such amendment will not cause (a) any federal tax to be imposed on the Trust Fund,  including without limitation,  any federal tax imposed on "prohibited  transactions" under  Section 860F(a)(1)  of the Code or on "contributions after the startup date" under  Section 860G(d)(1)  of the Code and (b) any  REMIC created  hereunder to fail to qualify as a REMIC at any time that any  Certificate is outstanding.  In the event that the Depositor  elects to provide such coverage in the form of a limited  guaranty  provided by General Motors  Acceptance  Corporation,  the Depositor may elect that the text of such amendment to this Agreement  shall be  substantially  in the form attached hereto as Exhibit K (in which case  Residential  Funding's  Subordinate  Certificate  Loss Obligation as described in such exhibit shall be established by Residential  Funding's  consent to such  amendment) and that the limited  guaranty shall be executed in the form attached  hereto as  Exhibit L,  with such changes as the Depositor  shall deem to be  appropriate;  it being  understood  that the Trustee has  reviewed  and  approved  the content of such forms and that the  Trustee's consent or approval to the use thereof is not required.

(f)      Notwithstanding  anything  to the  contrary  set forth in  Sections  11.01 (b),  (c),  (d),  and (e),  any amendment of Sections  4.02(c)(i)  through (x) and Section 4.10 of this Agreement  shall require the consent of the
Swap Counterparty as a third party beneficiary of Sections 4.02(c)(x) and 4.10 of this Agreement.

Section 11.02.    Recordation of Agreement; Counterparts.

(a)      To the extent  permitted by applicable  law, this Agreement is subject to  recordation in all  appropriate public  offices for real property  records in all the counties or other  comparable  jurisdictions  in which any or all of the properties  subject to the Mortgages are situated,  and in any other appropriate public recording office or  elsewhere,  such  recordation  to be effected by the Master  Servicer  and at its expense on  direction  by the
Trustee  (pursuant to the request of the Holders of  Certificates  entitled to at least 25% of the Voting  Rights), but only upon  direction  accompanied by an Opinion of Counsel to the effect that such  recordation  materially and beneficially affects the interests of the Certificateholders.

(b)      For the purpose of  facilitating  the  recordation  of this  Agreement  as herein  provided  and for other purposes, this Agreement may be executed  simultaneously in any number of counterparts,  each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

Section 11.03.    Limitation on Rights of Certificateholders.

(a)      The death or  incapacity of any  Certificateholder  shall not operate to terminate  this  Agreement or the
Trust Fund, nor entitle such  Certificateholder's  legal representatives or heirs to claim an accounting or to take any action or  proceeding in any court for a partition or winding up of the Trust Fund,  nor  otherwise  affect the rights, obligations and liabilities of any of the parties hereto.

(b)      No  Certificateholder  shall have any right to vote (except as expressly provided herein) or in any manner otherwise  control the operation and management of the Trust Fund, or the  obligations of the parties  hereto,  nor shall anything  herein set forth, or contained in the terms of the  Certificates,  be construed so as to constitute
the   Certificateholders   from  time  to  time  as  partners  or  members  of  an   association;   nor  shall  any
Certificateholder  be under any  liability to any third person by reason of any action taken by the parties to this
Agreement pursuant to any provision hereof.

(c)      No  Certificateholder  shall have any right by virtue of any provision of this  Agreement to institute any suit,  action or  proceeding  in equity or at law upon or under or with  respect  to this  Agreement,  unless  such
Holder  previously shall have given to the Trustee a written notice of default and of the continuance  thereof,  as hereinbefore  provided,  and unless also the Holders of Certificates of any  Class evidencing  in the aggregate not less than 25% of the related  Percentage  Interests of such Class, shall have made written request upon the Trustee to institute  such action,  suit or proceeding  in its own name as Trustee  hereunder and shall have offered to the
Trustee such  reasonable  indemnity as it may require  against the costs,  expenses and  liabilities to be incurred therein  or  thereby,  and the  Trustee,  for  60 days  after its  receipt  of such  notice,  request  and offer of indemnity,  shall have  neglected or refused to institute any such action,  suit or proceeding it being  understood and intended, and being expressly covenanted by each  Certificateholder with every other  Certificateholder and the
Trustee,  that no one or more Holders of Certificates  of any Class shall  have any right in any manner whatever by virtue of any  provision of this  Agreement to affect,  disturb or prejudice the rights of the Holders of any other of such  Certificates  of such Class or any other Class, or to obtain or seek to obtain priority over or preference to any other such Holder,  or to enforce any right under this  Agreement,  except in the manner herein provided and for the  common  benefit  of  Certificateholders  of  such  Class or  all  Classes,  as the  case  may be.  For the protection and  enforcement  of the  provisions of this  Section 11.03,  each and every  Certificateholder  and the
Trustee shall be entitled to such relief as can be given either at law or in equity.

Section 11.04.    Governing Law.

         This  agreement and the  Certificates  shall be governed by and  construed in accordance  with the laws of the State of New York,  without regard to the conflict of law principles  thereof,  other than Sections  5-1401 and
5-1402 of the New York General  Obligations Law, and the obligations,  rights and remedies of the parties hereunder shall be determined in accordance with such laws.

Section 11.05.    Notices.

         All  demands  and  notices  hereunder  shall be in writing  and shall be deemed to have been duly given if personally  delivered at or mailed by registered  mail,  postage  prepaid  (except for notices to the Trustee which shall be deemed to have been duly given only when received),  to (a) in the case of the Depositor,  8400 Normandale
Lake Boulevard,  Suite 250,  Minneapolis,  Minnesota 55437,  Attention: President  (RASC), or such other address as may hereafter be furnished to the Master  Servicer and the Trustee in writing by the Depositor;  (b) in the case of the Master Servicer,  2255 North Ontario Street,  Burbank,  California 91504-3120,  Attention:  Bond Administration
or such other  address as may be hereafter  furnished to the  Depositor  and the Trustee by the Master  Servicer in
writing;  (c) in the case of the Trustee,  the  Corporate  Trust Office or such other  address as may  hereafter be furnished  to the  Depositor  and the Master  Servicer  in writing by the  Trustee;  (d) in the case of  Standard &
Poor's,  55 Water Street, New York, New York 10041;  Attention:  Mortgage Surveillance or such other address as may be  hereafter  furnished to the  Depositor,  Trustee and Master  Servicer by Standard & Poor's;  (e) in the case of
Moody's, 99 Church Street, New York, New York 10007,  Attention:  ABS Monitoring Department,  or such other address as may be hereafter furnished to the Depositor,  the Trustee and the Master Servicer in writing by Moody's,  (f) in the case of Fitch,  One  Street  Plaza,  New York,  New York  10004;  or such  other  address  as may be  hereafter furnished  to the  Depositor,  the  Trustee  and the Master  Servicer  in writing by Fitch,  (g) in the case of the
Credit Risk Manager, 1700 Lincoln Street, Suite 1600, Denver,  Colorado 80203,  Attention:  General Counsel or such other address as may  hereafter be furnished to the  Depositor  and the Master  Servicer in writing by the Trustee, and (h) in the case of the Swap Counterparty,  J.P. Morgan Chase Bank, National Association,  4 New York Plaza, 6th
Floor, New York, New York 10004,  Attention:  Worldwide Securities  Services/Structured  Finance Services,  or such other address as may be hereafter  furnished to the  Depositor,  the Trustee and the Master  Servicer in writing by the Swap  Counterparty.  Any notice  required or  permitted to be mailed to a  Certificateholder  shall be given by first  class  mail,  postage  prepaid,  at the address of such  holder as shown in the  Certificate  Register.  Any notice so mailed within the time  prescribed in this  Agreement  shall be  conclusively  presumed to have been duly given, whether or not the Certificateholder receives such notice.

Section 11.06.    Notices to Rating Agencies.

         The Depositor,  the Master  Servicer or the Trustee,  as  applicable,  shall notify each Rating Agency and each  Subservicer  at such time as it is  otherwise  required  pursuant  to this  Agreement  to give  notice of the occurrence  of, any of the events  described in clause (a),  (b), (c), (d), (g), (h), (i) or (j) below or provide a copy to each Rating  Agency and each  Subservicer  at such time as otherwise  required to be delivered  pursuant to this Agreement of any of the statements described in clauses (e) and (f) below:

(a)      a material change or amendment to this Agreement,

(b)      the occurrence of an Event of Default,

(c)      the  termination  or  appointment  of a successor  Master  Servicer or Trustee or a change in the majority ownership of the Trustee,

(d)      the filing of any claim under the Master  Servicer's  blanket  fidelity  bond and the errors and omissions insurance  policy  required  by  Section 3.12  or the  cancellation  or  modification  of  coverage  under any such instrument,

(e)      the  statement  required  to be  delivered  to the  Holders  of each  Class of  Certificates  pursuant  to
Section 4.03,

(f)      the statements required to be delivered pursuant to Sections 3.18 and 3.19,

(g)      a change in the location of the Custodial Account or the Certificate Account,

(h)      the  occurrence of any monthly cash flow shortfall to the Holders of any Class of  Certificates  resulting from the failure by the Master Servicer to make an Advance pursuant to Section 4.04,

(i)      the occurrence of the Final Distribution Date, and

(j)      the repurchase of or substitution for any Mortgage Loan,  provided,  however,  that with respect to notice of the  occurrence  of the events  described in clauses (d), (g) or (h) above,  the Master  Servicer  shall provide prompt written notice to each Rating Agency and each Subservicer of any such event known to the Master Servicer.

Section 11.07.    Severability of Provisions.

         If any one or more of the covenants,  agreements,  provisions or terms of this Agreement  shall be for any reason  whatsoever held invalid,  then such covenants,  agreements,  provisions or terms shall be deemed  severable from the remaining  covenants,  agreements,  provisions  or terms of this  Agreement and shall in no way affect the validity or  enforceability  of the other  provisions of this Agreement or of the Certificates or the rights of the
Holders thereof.

Section 11.08.    Supplemental Provisions for Resecuritization.

         This  Agreement  may  be  supplemented  by  means  of  the  addition  of  a  separate   Article hereto  (a
"Supplemental  Article") for the purpose of  resecuritizing  any of the Certificates  issued  hereunder,  under the following  circumstances.  With respect to any Class or Classes of Certificates  issued  hereunder,  or any portion of any such Class,  as to which the Depositor or any of its Affiliates (or any designee  thereof) is the registered
Holder (the  "Resecuritized  Certificates"),  the Depositor may deposit such Resecuritized  Certificates into a new
REMIC, grantor trust or custodial arrangement  (a "Restructuring  Vehicle") to be held by the Trustee pursuant to a
Supplemental  Article.  The instrument adopting such Supplemental  Article shall be executed by the Depositor,  the
Master  Servicer and the Trustee;  provided,  that neither the Master Servicer nor the Trustee shall withhold their consent thereto if their respective  interests would not be materially  adversely  affected thereby.  To the extent that the terms of the  Supplemental  Article do not in any way affect any provisions of this Agreement as to any of the Certificates  initially issued  hereunder,  the adoption of the  Supplemental  Article shall  not constitute an
"amendment" of this Agreement.  Each Supplemental  Article shall set forth all necessary provisions relating to the holding of the  Resecuritized  Certificates by the Trustee,  the establishment of the  Restructuring  Vehicle,  the issuing of various  classes of new  certificates  by the  Restructuring  Vehicle and the  distributions  to be made thereon,  and any other  provisions  necessary  to the  purposes  thereof.  In  connection  with each  Supplemental
Article,  the  Depositor  shall  deliver  to the  Trustee  an  Opinion  of  Counsel  to the  effect  that  (i)  the
Restructuring  Vehicle will qualify as a REMIC,  grantor  trust or other entity not subject to taxation for federal income  tax  purposes  and (ii) the  adoption  of the  Supplemental  Article will  not  endanger  the status of any
REMIC created  hereunder as a REMIC or result in the  imposition  of a tax upon the Trust Fund  (including  but not limited  to the  tax on  prohibited  transaction  as  defined  in  Section 860F(a)(2)  of the  Code  and the tax on
contributions to a REMIC as set forth in Section 860G(d) of the Code.

Section 11.09.    Third-Party Beneficiary.

         The Swap  Counterparty  is an express  third-party  beneficiary  of Sections  4.02(c)(x)  and 4.10 of this
Agreement,  and shall have the right to enforce the  provisions of Sections  4.02(c)(x)  and 4.10 of this Agreement as if it were a party hereto.

Section 11.10.    Tax Treatment.

         Each party to this Agreement and each holder of a Certificate  by it acceptance of its ownership  interest in such  Certificate,  hereby  agrees to treat the payment made and received  hereunder  and any payments  received with respect to any Certificate for federal income tax purposes  consistently  with the REMIC  structure,  the Swap
Agreement  and the SB-AM Swap  Agreement as set forth herein or  incorporated  herein and with the deemed  payments made with respect thereto as set forth herein.

ARTICLE XII

                                           COMPLIANCE WITH REGULATION AB

Section 12.01.    Intent of Parties; Reasonableness.

         The  Depositor,  the  Trustee  and the Master  Servicer  acknowledge  and agree  that the  purpose of this
Article XII is to facilitate  compliance by the Depositor  with the provisions of  Regulation AB  and related rules and  regulations of the Commission.  The Depositor shall not exercise its right to request  delivery of information or other  performance  under these  provisions other than in good faith, or for purposes other than compliance with the Securities Act, the Exchange Act and the rules and  regulations of the Commission  under the Securities Act and the  Exchange  Act.  Each  of the  Master  Servicer  and  the  Trustee  acknowledges  that  interpretations  of the requirements  of  Regulation AB  may  change  over time,  whether  due to  interpretive  guidance  provided  by the
Commission  or its staff,  consensus  among  participants  in the  mortgage-backed  securities  markets,  advice of counsel,  or  otherwise,  and agrees to comply with  requests  made by the  Depositor in good faith for delivery of information under these provisions on the basis of evolving  interpretations  of Regulation AB.  Each of the Master
Servicer and the Trustee shall cooperate  reasonably with the Depositor to deliver to the Depositor  (including any of its assignees or  designees),  any and all  disclosure,  statements,  reports,  certifications,  records and any other information  necessary in the reasonable,  good faith  determination of the Depositor to permit the Depositor to comply with the provisions of Regulation AB.

Section 12.02.    Additional Representations and Warranties of the Trustee.

(a)      The  Trustee  shall be deemed to  represent  to the  Depositor  as of the date  hereof and on each date on which  information is provided to the Depositor under Sections 12.01,  12.02(b) or 12.03 that,  except as disclosed in  writing  to the  Depositor  prior to such  date:  (i) it is not  aware  and has not  received  notice  that any default,  early  amortization or other  performance  triggering  event has occurred as to any other  Securitization
Transaction  due to any default of the Trustee;  (ii) there are no aspects of its  financial  condition  that could have a material  adverse  effect on the  performance by it of its trustee  obligations  under this Agreement or any other Securitization  Transaction as to which it is the trustee;  (iii) there are no material legal or governmental proceedings  pending (or known to be contemplated)  against it that would be material to  Certificateholders;  (iv)
there are no  relationships  or transactions  relating to the Trustee with respect to the Depositor or any sponsor, issuing entity,  servicer,  trustee,  originator,  significant  obligor,  enhancement or support  provider or other material  transaction party (as such terms are used in Regulation AB)  relating to the  Securitization  Transaction contemplated  by the  Agreement,  as  identified  by the Depositor to the Trustee in writing as of the Closing Date
(each,  a  "Transaction  Party") that are outside the  ordinary  course of business or on terms other than would be obtained in an arm's length transaction with an unrelated third party,  apart from the Securitization  Transaction, and  that  are  material  to the  investors'  understanding  of the  Certificates;  and (v) the  Trustee  is not an
affiliate  of any  Transaction  Party.  The  Depositor  shall notify the Trustee of any change in the identity of a
Transaction Party after the Closing Date.

(b)      If so requested by the Depositor on any date following the Closing Date,  the Trustee  shall,  within five
Business Days following  such request,  confirm in writing the accuracy of the  representations  and warranties set forth in paragraph (a) of this Section or,  if any such  representation and warranty is not accurate as of the date of such  confirmation,  provide the  pertinent  facts,  in writing,  to the  Depositor.  Any such  request from the
Depositor  shall not be given more than once each calendar  quarter,  unless the Depositor  shall have a reasonable basis for a determination that any of the representations and warranties may not be accurate.

Section 12.03.    Information to be Provided by the Trustee.

         For so long as the Certificates are outstanding,  for the purpose of satisfying the Depositor's  reporting obligation  under the Exchange  Act with respect to any class of  Certificates,  the Trustee  shall  provide to the
Depositor a written  description of (a) any litigation or governmental  proceedings  pending against the Trustee as of the last day of each calendar month that would be material to  Certificateholders,  and (b) any  affiliations or relationships  (as  described in Item 1119 of  Regulation AB)  that develop  following the Closing Date between the
Trustee and any Transaction Party of the type described in  Section 12.02(a)(iv)  or 12.02(a)(v) as of the last day of each  calendar  year.  Any  descriptions  required  with  respect  to legal  proceedings,  as well as updates to previously  provided  descriptions,  under this Section 12.03 shall be given no later than five Business Days prior to the  Determination  Date  following  the  month  in  which  the  relevant  event  occurs,  and any  notices  and descriptions required with respect to affiliations,  as well as updates to previously provided descriptions,  under this  Section 12.03  shall be given no later than January 31 of the calendar  year  following the year in which the relevant  event occurs.  As of the date the Depositor or Master  Servicer files each Report on Form 10-D and Report on Form 10-K with  respect to the  Certificates,  the  Trustee  will be deemed to  represent  that any  information previously  provided under this Article XII is materially  correct and does not have any material  omissions unless the  Trustee  has  provided  an update to such  information.  The  Depositor  will allow the  Trustee to review any disclosure  relating  to  material  litigation  against  the  Trustee  prior to  filing  such  disclosure  with the
Commission to the extent the Depositor changes the information provided by the Trustee.

Section 12.04.    Report on Assessment of Compliance and Attestation.

         On or before March 15 of each calendar year, the Trustee shall:

(a)      deliver to the  Depositor  a report  (in form and  substance  reasonably  satisfactory  to the  Depositor)
regarding the Trustee's  assessment of compliance  with the applicable  Servicing  Criteria  during the immediately preceding  calendar  year,  as  required  under  Rules  13a-18  and  15d-18  of the  Exchange  Act and Item 1122 of
Regulation AB.  Such  report  shall be  addressed  to the  Depositor  and  signed by an  authorized  officer of the
Trustee, and shall address each of the Servicing Criteria specified on Exhibit S hereto; and

(b)      deliver to the Depositor a report of a registered  public  accounting  firm  reasonably  acceptable to the
Depositor  that  attests  to, and reports  on, the  assessment  of  compliance  made by the  Trustee and  delivered pursuant to the preceding  paragraph.  Such  attestation  shall be in accordance with Rules  1-02(a)(3) and 2-02(g)
of Regulation S-X under the Securities Act and the Exchange Act.

Section 12.05.    Indemnification; Remedies.

(a)      The Trustee shall indemnify the Depositor,  each affiliate of the Depositor,  the Master Servicer and each broker dealer acting as underwriter,  placement agent or initial  purchaser of the  Certificates or each Person who controls  any of such  parties  (within the meaning of  Section 15  of the  Securities  Act and  Section 20  of the
Exchange Act);  and the  respective  present and former  directors,  officers,  employees and agents of each of the foregoing,  and  shall  hold  each of them  harmless  from and  against  any  losses,  damages,  penalties,  fines, forfeitures,  legal fees and expenses and related  costs,  judgments,  and any other costs,  fees and expenses that any of them may sustain arising out of or based upon:

(i)      (A)               any untrue  statement  of a material  fact  contained  or alleged to be contained in any information,  report,  certification or other material  provided under this Article XII by or on behalf of the Trustee (collectively,  the "Trustee  Information"),  or (B) the omission or alleged omission to state in the Trustee  Information a material fact required to be stated in the Trustee  Information or necessary in order to make the statements  therein,  in the light of the  circumstances  under which they were made, not misleading;  provided,  by way of clarification,  that clause (B) of this paragraph shall be construed solely  by  reference  to the  Trustee  Information  and  not to any  other  information  communicated  in connection  with a sale or purchase of securities,  without  regard to whether the Trustee  Information or any portion thereof is presented together with or separately from such other information; or

(ii)     any failure by the Trustee to deliver any  information,  report,  certification or other material when and as required  under this  Article  XII,  other than a failure by the  Trustee to deliver  the  accountants'
         attestation.

(b)      In the case of any  failure of  performance  described  in clause  (ii) of  Section 12.05(a),  the Trustee shall (i) promptly  reimburse the Depositor for all costs  reasonably  incurred by the Depositor in order to obtain the  information,  report,  certification  or other  material  not  delivered  as  required by the Trustee and (ii)
cooperate with the Depositor to mitigate any damages that may result from such failure.

(c)      The Depositor and the Master Servicer shall  indemnify the Trustee,  each affiliate of the Trustee or each
Person who controls the Trustee  (within the meaning of  Section 15  of the  Securities  Act and  Section 20 of the
Exchange Act),  and the respective  present and former  directors,  officers,  employees and agents of the Trustee, and shall hold each of them harmless from and against any losses, damages,  penalties,  fines,  forfeitures,  legal fees and expenses  and related  costs,  judgments,  and any other  costs,  fees and  expenses  that any of them may sustain  arising  out of or based  upon (i) any untrue  statement  of a material  fact  contained  or alleged to be contained in any  information  provided  under this  Agreement by or on behalf of the Depositor or Master  Servicer for inclusion in any report filed with Commission  under the Exchange Act  (collectively,  the "RFC  Information"), or (ii) the omission or alleged  omission to state in the RFC  Information a material fact required to be stated in the RFC Information or necessary in order to make the statements  therein,  in the light of the circumstances under which they were made, not misleading;  provided, by way of clarification,  that clause (ii) of this paragraph shall be  construed  solely  by  reference  to the RFC  Information  and not to any  other  information  communicated  in connection  with a sale or purchase of  securities,  without  regard to whether the RFC  Information or any portion thereof is presented together with or separately from such other information.

         IN WITNESS  WHEREOF,  the  Depositor,  the Master  Servicer  and the Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

                                                        RESIDENTIAL ASSET SECURITIES CORPORATION

                                                        By:_____________________________________
                                                             Name:
                                                             Title:

                                                        RESIDENTIAL FUNDING CORPORATION

                                                        By:______________________________________
                                                             Name:
                                                             Title:

                                                        U.S. BANK NATIONAL ASSOCIATION
                                                        as Trustee

                                                        By:_____________________________________
                                                             Name:
                                                             Title:

For purposes of  Sections 3.24, 3.25 and 3.26:

CLAYTON FIXED INCOME SERVICES INC.

By:  ____________________________________________
Name:
Title:

STATE OF MINNESOTA
                                          ) ss.:
COUNTY OF HENNEPIN                        )

         On the ____ day of July  2006  before  me, a notary  public  in and for said  State,  personally  appeared
________________,  known to me to be a Vice  President of  Residential  Asset  Securities  Corporation,  one of the
corporations that executed the within  instrument,  and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

         IN WITNESS  WHEREOF,  I have  hereunto  set my hand and affixed my official  seal the day and year in this certificate  first above written.

                                                 Notary Public
                                                 ________________________________________
[Notarial Seal]

STATE OF MINNESOTA
                                          ) ss.:
COUNTY OF HENNEPIN                        )

         On the ____ day of July  2006  before  me, a notary  public  in and for said  State,  personally  appeared
_______________,  known to me to be an Associate of Residential Funding  Corporation,  one of the corporations that executed  the  within  instrument,  and  also  known to me to be the  person  who  executed  it on  behalf  of said corporation, and acknowledged to me that such corporation executed the within instrument.

         IN WITNESS  WHEREOF,  I have  hereunto  set my hand and affixed my official  seal the day and year in this certificate first above written.

                                                 Notary Public
                                                 ________________________________________

[Notarial Seal]

STATE OF MINNESOTA
                                          ) ss.:
COUNTY OF HENNEPIN                        )

         On the ____ day of July  2006  before  me, a notary  public  in and for said  State,  personally  appeared
____________________,  known to me to be a Vice President of U.S. Bank National Association,  a banking association organized under the laws of the United States that executed the within  instrument,  and also known to me to be the person who executed it on behalf of said banking  corporation and acknowledged to me that such banking  corporation executed the within instrument.

         IN WITNESS  WHEREOF,  I have  hereunto  set my hand and affixed my official  seal the day and year in this certificate first above written.

                                                 Notary Public
                                                 ________________________________________

[Notarial Seal]

                                                                                                          EXHIBIT A

                                          FORM OF CLASS A-[_] CERTIFICATE

         SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES,  THIS  CERTIFICATE IS A "REGULAR  INTEREST" IN A "REAL ESTATE
MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED,  RESPECTIVELY,  IN SECTIONS 860G AND 860D OF THE INTERNAL
REVENUE CODE OF 1986 COUPLED WITH THE RIGHT TO RECEIVE PAYMENTS UNDER THE SWAP AGREEMENT.

         THE CERTIFICATE  PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE DECREASED BY THE PRINCIPAL  PAYMENTS HEREON
AND REALIZED  LOSSES  ALLOCABLE  HERETO.  ACCORDINGLY,  FOLLOWING  THE INITIAL  ISSUANCE OF THE  CERTIFICATES,  THE
CERTIFICATE  PRINCIPAL  BALANCE OF THIS  CERTIFICATE WILL BE DIFFERENT FROM THE  DENOMINATION  SHOWN BELOW.  ANYONE
ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE TRUSTEE NAMED HEREIN.

         UNLESS THIS  CERTIFICATE IS PRESENTED BY AN AUTHORIZED  REPRESENTATIVE  OF THE DEPOSITORY TRUST COMPANY TO
THE  ISSUER  OR ITS AGENT FOR  REGISTRATION  OF  TRANSFER,  EXCHANGE  OR  PAYMENT,  AND ANY  CERTIFICATE  ISSUED IS
REGISTERED  IN THE NAME OF CEDE & CO. OR SUCH  OTHER  NAME AS  REQUESTED  BY AN  AUTHORIZED  REPRESENTATIVE  OF THE
DEPOSITORY  TRUST  COMPANY  AND ANY  PAYMENT IS MADE TO CEDE & CO.,  ANY  TRANSFER,  PLEDGE OR OTHER USE HEREOF FOR
VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED  OWNER HEREOF,  CEDE & CO., HAS AN INTEREST
HEREIN.

         ANY  TRANSFEREE  OF THIS  CERTIFICATE  WILL BE DEEMED TO HAVE  REPRESENTED  BY VIRTUE OF ITS  PURCHASE  OR
HOLDING OF THIS  CERTIFICATE (OR INTEREST  THEREIN) THAT SUCH  TRANSFEREE IS NOT AN EMPLOYEE  BENEFIT PLAN OR OTHER
PLAN OR ARRANGEMENT  SUBJECT TO THE PROHIBITED  TRANSACTION  PROVISIONS OF THE EMPLOYEE  RETIREMENT INCOME SECURITY
ACT OF 1974,  AS AMENDED  ("ERISA"),  OR  SECTION  4975 OF THE CODE OR A PERSON  (INCLUDING  AN  INSURANCE  COMPANY
INVESTING ITS GENERAL  ACCOUNT,  AN  INVESTMENT  MANAGER,  A NAMED  FIDUCIARY OR A TRUSTEE OF ANY SUCH PLAN) WHO IS
USING "PLAN ASSETS" OF ANY SUCH PLAN TO EFFECT SUCH ACQUISITION.

         IF THIS  CERTIFICATE  (OR ANY  INTEREST  THEREIN)  IS ACQUIRED OR HELD BY ANY PERSON THAT DOES NOT SATISFY
THE  CONDITIONS  DESCRIBED  IN THE  PRECEDING  PARAGRAPH,  THEN THE LAST  PRECEDING  TRANSFEREE  THAT IS NOT A PLAN
INVESTOR SHALL BE RESTORED,  TO THE EXTENT  PERMITTED BY LAW, TO ALL RIGHTS AND  OBLIGATIONS  AS CERTIFICATE  OWNER
THEREOF  RETROACTIVE TO THE DATE OF SUCH TRANSFER OF THIS  CERTIFICATE.  THE TRUSTEE SHALL BE UNDER NO LIABILITY TO
ANY PERSON FOR MAKING ANY PAYMENTS DUE ON THIS CERTIFICATE TO SUCH PRECEDING TRANSFEREE.

         ANY PURPORTED  CERTIFICATE  OWNER WHOSE  ACQUISITION OR HOLDING OF THIS CERTIFICATE (OR INTEREST  THEREIN)
WAS EFFECTED IN VIOLATION OF THE  RESTRICTIONS  IN SECTION  5.02(E) OF THE POOLING AND  SERVICING  AGREEMENT  SHALL
INDEMNIFY AND HOLD HARMLESS THE DEPOSITOR,  THE TRUSTEE, THE MASTER SERVICER,  ANY SUBSERVICER,  AND THE TRUST FUND
FROM AND AGAINST ANY AND ALL LIABILITIES,  CLAIMS,  COSTS OR EXPENSES  INCURRED BY SUCH PARTIES AS A RESULT OF SUCH
ACQUISITION OR HOLDING.

CUSIP: _____________________                                 Certificate No. A-[__]-__
Date of Pooling and Servicing Agreement                      [Adjustable Pass-Through Rate]
and Cut-off Date:  July 1, 2006
First Distribution Date:  August 25, 2006                    Aggregate Initial Certificate Principal
                                                             Balance of the Class A-[_] Certificates:
                                                             $___________________________
Master Servicer:                                             Initial Certificate Principal Balance of this
Residential Funding Corporation                              Class A-[_] Certificate:
                                                             $___________________________
Final Scheduled Distribution Date:
__________ __, 20__

                            HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES
                                                  SERIES 2006-KS6

                  evidencing  a  percentage  interest  in  the  distributions  allocable  to  the
                  Class A-[_]  Certificates with respect to a Trust Fund consisting  primarily of a pool of [fixed] [adjustable]  interest rate, first [and junior] lien mortgage loans on one- to four-family  residential  properties sold by RESIDENTIAL ASSET
                  SECURITIES CORPORATION

         This  Certificate  is  payable  solely  from the  assets  of the Trust  Fund,  and does not  represent  an obligation of or interest in Residential Asset Securities  Corporation,  the Master Servicer,  the Trustee referred to below or GMAC Mortgage  Group,  Inc. or any of their  affiliates.  Neither this  Certificate  nor the underlying mortgage loans are guaranteed or insured by any  governmental  agency or  instrumentality  or by Residential  Asset
Securities  Corporation,  the  Master  Servicer,  the  Trustee  or  GMAC  Mortgage  Group,  Inc.  or any  of  their affiliates.  None of the Depositor,  the Master  Servicer,  GMAC Mortgage  Group,  Inc. or any of their  affiliates will have any obligation  with respect to any certificate or other  obligation  secured by or payable from payments on the Certificates.

         This  certifies that [Cede & Co.] is the registered  owner of the  Percentage  Interest  evidenced by this
Certificate in certain  distributions with respect to the Trust Fund consisting  primarily of an interest in a pool of [fixed]  [adjustable]  interest rate, first [and junior] lien mortgage loans on one- to four- family residential properties  (the "Mortgage  Loans"),  sold by Residential  Asset  Securities  Corporation  (hereinafter  called the
"Depositor,"  which term includes any successor entity under the Agreement  referred to below).  The Trust Fund was created  pursuant to a Pooling  and  Servicing  Agreement  dated as  specified  above (the  "Agreement")  among the
Depositor,  the Master  Servicer and U.S.  Bank  National  Association,  as trustee (the  "Trustee"),  a summary of certain  of the  pertinent  provisions  of which is set forth  hereafter.  To the extent not  defined  herein,  the capitalized  terms used herein have the meanings  assigned in the Agreement.  This  Certificate is issued under and is subject to the  terms,  provisions  and  conditions  of the  Agreement,  to which  Agreement  the Holder of this
Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Pursuant to the terms of the Agreement,  a distribution  will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution  Date"),  commencing as  described  in the  Agreement,  to the  Person in whose  name this  Certificate  is  registered  at the close of business on the Business Day immediately  preceding that  Distribution  Date (the "Record Date"),  from the related
Available  Distribution  Amount in an amount  equal to the product of the  Percentage  Interest  evidenced  by this
Certificate  and the  amount  of  interest  and  principal,  if any,  required  to be  distributed  to  Holders  of
Class A-[_] Certificates on such Distribution Date.

         Distributions  on this  Certificate  will be made  either by the Master  Servicer  acting on behalf of the
Trustee or by a Paying  Agent  appointed  by the  Trustee  in  immediately  available  funds (by wire  transfer  or otherwise)  for the  account of the  Person  entitled  thereto if such  Person  shall have so  notified  the Master
Servicer or such Paying Agent, or by check mailed to the address of the Person entitled  thereto,  as such name and address shall appear on the Certificate Register.

         Any  Transferee  of this  Certificate  will be deemed to have  represented  by virtue of its  purchase  or holding of this  Certificate (or interest  therein) that such  transferee is not an employee  benefit plan or other plan or arrangement  subject to the prohibited  transaction  provisions of the Employee  Retirement Income Security
Act of 1974,  as amended  ("ERISA"),  or  Section  4975 of the Code or a person  (including  an  insurance  company investing its general  account,  an  investment  manager,  a named  fiduciary or a trustee of any such plan) who is using  "plan  assets"  of any  such  plan to  effect  such  acquisition.  Any  purported  Certificate  owner  whose acquisition or holding of this  Certificate (or interest  therein) was effected in violation of the restrictions in
Section  5.02(e) of the Pooling and  Servicing  Agreement  shall  indemnify and hold  harmless the  Depositor,  the
Trustee,  the Master  Servicer,  any  Subservicer,  and the Trust Fund from and  against  any and all  liabilities, claims, costs or expenses incurred by such parties as a result of such acquisition or holding.

         Notwithstanding  the above,  the final  distribution on this  Certificate will be made after due notice of the pendency of such  distribution  and only upon  presentation and surrender of, this Certificate at the office or agency  appointed  by the Trustee for that  purpose in St.  Paul,  Minnesota.  The  Initial  Certificate  Principal
Balance of this  Certificate is set forth above.  The  Certificate  Principal  Balance hereof will be reduced [from time to time pursuant to the Agreement].

         This  Certificate is one of a duly authorized issue of Certificates  issued in several Classes  designated
as  Home  Equity  Mortgage  Asset-Backed   Pass-Through   Certificates  of  the  Series  specified  hereon  (herein
collectively called the "Certificates").

         The  Certificates  are limited in right of payment to certain  collections  and recoveries  respecting the
Mortgage  Loans,  all as more  specifically  set forth herein and in the  Agreement.  In the event Master  Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master  Servicer,  to the extent  provided in the  Agreement,  from related  recoveries  on such  Mortgage Loan or from other cash that would have been distributable to Certificateholders.

         As provided in the  Agreement,  withdrawals  from the Custodial  Account  and/or the  Certificate  Account
created for the benefit of  Certificateholders  may be made by the Master  Servicer  from time to time for purposes other than distributions to  Certificateholders,  such purposes  including without limitation  reimbursement to the
Depositor and the Master Servicer of advances made, or certain expenses incurred, by either of them.

         The Agreement permits,  with certain  exceptions therein provided,  the amendment of the Agreement and the modification  of the rights and  obligations of the Depositor,  the Master  Servicer and the Trustee and the rights of the  Certificateholders  under the Agreement  from time to time by the  Depositor,  the Master  Servicer and the
Trustee  with the consent of the  Holders of  Certificates  evidencing  in the  aggregate  not less than 66% of the
Percentage  Interests  of each  Class of  Certificates  affected  thereby.  Any such  consent by the Holder of this
Certificate  shall be conclusive and binding on such Holder and upon all future holders of this  Certificate and of any Certificate  issued upon the transfer  hereof or in exchange  herefor or in lieu hereof whether or not notation of such  consent  is made upon the  Certificate.  The  Agreement  also  permits  the  amendment  thereof in certain circumstances  without  the  consent  of the  Holders  of  any  of the  Certificates  and,  in  certain  additional circumstances, without the consent of the Holders of certain Classes of Certificates.

         As provided in the Agreement and subject to certain  limitations  therein set forth,  the transfer of this
Certificate is registrable in the  Certificate  Register upon surrender of this  Certificate  for  registration  of transfer  at the  offices or agencies  appointed  by the  Trustee in St.  Paul,  Minnesota,  duly  endorsed  by, or accompanied  by an  assignment in the form below or other written  instrument of transfer in form  satisfactory  to the Trustee and the  Certificate  Registrar  duly  executed by the Holder  hereof or such  Holder's  attorney  duly authorized in writing,  and there upon one or more new  Certificates  of authorized  denominations  evidencing  the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

         The  Certificates  are  issuable  only as  registered  Certificates  without  coupons  in  Classes  and in denominations  specified in the Agreement.  As provided in the Agreement and subject to certain limitations therein set forth,  Certificates  are exchangeable  for new  Certificates of authorized  denominations  evidencing the same
Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

         No service  charge will be made for any such  registration  of transfer or  exchange,  but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The  Depositor,  the Master  Servicer,  the Trustee,  and the  Certificate  Registrar and any agent of the
Depositor,  the Master Servicer,  the Trustee or the Certificate  Registrar may treat the Person in whose name this
Certificate  is registered as the owner hereof for all purposes,  and none of the Depositor,  the Master  Servicer, the Trustee or any such agent shall be affected by notice to the contrary.

         This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

         The  obligations  created  by the  Agreement  in respect of the  Certificates  and the Trust Fund  created thereby shall terminate upon the payment to  Certificateholders  of all amounts held by or on behalf of the Trustee and  required  to be paid to them  pursuant to the  Agreement  following  the earlier of (i) the  maturity or other liquidation  of  the  last  Mortgage  Loan  subject  thereto  or the  disposition  of all  property  acquired  upon foreclosure  or deed in lieu of  foreclosure of any Mortgage Loan, and (ii) the purchase by the Holder of the Class
SB  Certificates  or the Master  Servicer,  as described  in the  Agreement,  from the Trust Fund of all  remaining
Mortgage  Loans and all property  acquired in respect of such Mortgage  Loans or the  Certificates,  in either case thereby effecting early retirement of the Certificates.  The Agreement  permits,  but does not require,  the Holder of the Class SB Certificates or the Master  Servicer,  as described in the Agreement,  (i) to purchase,  at a price determined as provided in the Agreement,  all remaining  Mortgage Loans and all property acquired in respect of any
Mortgage Loan or (ii) to  purchase in whole,  but not in part, all of the  Certificates  from the Holders  thereof, provided,  that any such option may only be exercised if the Stated  Principal  Balance before giving effect to the distributions to be made on such  Distribution  Date of the Mortgage Loans, as of the Distribution  Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Balance.

         Unless the  certificate  of  authentication  hereon has been  executed by the  Certificate  Registrar,  by manual  signature,  this  Certificate  shall not be entitled to any benefit under the Agreement or be valid for any purpose.

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                                                              U.S. BANK NATIONAL ASSOCIATION,
                                                              as Trustee

                                                              By: _________________________________________________
                                                                  Authorized Signatory

Dated:_____________________

                                           CERTIFICATE OF AUTHENTICATION

         This is one of the Class A-[_] Certificates referred to in the within-mentioned Agreement.

                                                              U.S. BANK NATIONAL ASSOCIATION,
                                                              as Certificate Registrar

                                                              By:  _______________________________
                                                                  Authorized Signatory

                                                    ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

 _________________________________________________________________________________________________________________
(Please  print or  typewrite  name and address  including  postal zip code of  assignee)  the  beneficial  interest evidenced by the within Trust  Certificate  and hereby  authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

         I (We) further direct the  Certificate  Registrar to issue a new  Certificate of a like  denomination  and
Class, to the above named assignee and deliver such Certificate to the following address:
___________________________________________________________________________________________________________________

Dated:_____________________                                   ____________________________________
                                                              Signature by or on behalf of assignor

___________________________________________________________________________________________________________________
                                                              Signature Guaranteed

                                             DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

Distributions   shall   be   made,   by   wire   transfer   or   otherwise,    in   immediately    available   fund
to____________________________________________________________________________
for the account of ________________________________________________________________________________________________
account number ____________________________________________________________________________________________________
or, if mailed by check, to ________________________________________________________________________________________

         Applicable statements should be mailed to:________________________________________________________________
___________________________________________________________________________________________________________________
___________________________________________________________________________________________________________________

         This  information  is  provided by  ___________________________________,  the  assignee  named  above,  or
______________________________, as its agent.

                                                                                                        EXHIBIT B-1

                                          FORM OF CLASS M-[_] CERTIFICATE

         THIS  CERTIFICATE  IS  SUBORDINATED  IN RIGHT OF PAYMENT TO THE CLASS A AND CLASS  M-[_]  CERTIFICATES  AS
DESCRIBED IN THE AGREEMENT (AS DEFINED HEREIN).

         THE CERTIFICATE  PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE DECREASED BY THE PRINCIPAL  PAYMENTS HEREON
AND REALIZED  LOSSES  ALLOCABLE  HERETO.  ACCORDINGLY,  FOLLOWING  THE INITIAL  ISSUANCE OF THE  CERTIFICATES,  THE
CERTIFICATE  PRINCIPAL  BALANCE OF THIS  CERTIFICATE WILL BE DIFFERENT FROM THE  DENOMINATION  SHOWN BELOW.  ANYONE
ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE TRUSTEE NAMED HEREIN.

         UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED  REPRESENTATIVE  OF THE DEPOSITORY TRUST COMPANY,  A
NEW YORK CORPORATION  ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER,  EXCHANGE,  OR PAYMENT, AND ANY
CERTIFICATE  ISSUED IS  REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE  OF DTC (AND ANY  PAYMENT  IS MADE TO CEDE & CO.  OR TO SUCH  OTHER  ENTITY  AS IS  REQUESTED  BY AN
AUTHORIZED  REPRESENTATIVE  OF DTC), ANY TRANSFER,  PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY
PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES,  THIS  CERTIFICATE IS A "REGULAR  INTEREST" IN A "REAL ESTATE
MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED,  RESPECTIVELY,  IN SECTIONS 860G AND 860D OF THE INTERNAL
REVENUE CODE OF 1986 (THE "CODE") COUPLED WITH THE RIGHT TO RECEIVE PAYMENTS UNDER THE SWAP AGREEMENT.

         ANY  TRANSFEREE  OF THIS  CERTIFICATE  WILL BE DEEMED TO HAVE  REPRESENTED  BY VIRTUE OF ITS  PURCHASE  OR
HOLDING OF THIS  CERTIFICATE (OR INTEREST  THEREIN) THAT SUCH  TRANSFEREE IS NOT AN EMPLOYEE  BENEFIT PLAN OR OTHER
PLAN OR ARRANGEMENT  SUBJECT TO THE PROHIBITED  TRANSACTION  PROVISIONS OF THE EMPLOYEE  RETIREMENT INCOME SECURITY
ACT OF 1974,  AS AMENDED  ("ERISA"),  OR  SECTION  4975 OF THE CODE OR A PERSON  (INCLUDING  AN  INSURANCE  COMPANY
INVESTING ITS GENERAL  ACCOUNT,  AN  INVESTMENT  MANAGER,  A NAMED  FIDUCIARY OR A TRUSTEE OF ANY SUCH PLAN) WHO IS
USING "PLAN ASSETS" OF ANY SUCH PLAN TO EFFECT SUCH ACQUISITION.

         IF THIS  CERTIFICATE  (OR ANY  INTEREST  THEREIN)  IS ACQUIRED OR HELD BY ANY PERSON THAT DOES NOT SATISFY
THE  CONDITIONS  DESCRIBED  IN THE  PRECEDING  PARAGRAPH,  THEN THE LAST  PRECEDING  TRANSFEREE  THAT IS NOT A PLAN
INVESTOR SHALL BE RESTORED,  TO THE EXTENT  PERMITTED BY LAW, TO ALL RIGHTS AND  OBLIGATIONS  AS CERTIFICATE  OWNER
THEREOF  RETROACTIVE TO THE DATE OF SUCH TRANSFER OF THIS  CERTIFICATE.  THE TRUSTEE SHALL BE UNDER NO LIABILITY TO
ANY PERSON FOR MAKING ANY PAYMENTS DUE ON THIS CERTIFICATE TO SUCH PRECEDING TRANSFEREE.

         ANY PURPORTED  CERTIFICATE  OWNER WHOSE  ACQUISITION OR HOLDING OF THIS CERTIFICATE (OR INTEREST  THEREIN)
WAS EFFECTED IN VIOLATION OF THE  RESTRICTIONS  IN SECTION  5.02(E) OF THE POOLING AND  SERVICING  AGREEMENT  SHALL
INDEMNIFY AND HOLD HARMLESS THE DEPOSITOR,  THE TRUSTEE, THE MASTER SERVICER,  ANY SUBSERVICER,  AND THE TRUST FUND
FROM AND AGAINST ANY AND ALL LIABILITIES,  CLAIMS,  COSTS OR EXPENSES  INCURRED BY SUCH PARTIES AS A RESULT OF SUCH
ACQUISITION OR HOLDING.

CUSIP: _____________________                                 Certificate No. M-[__]-__
Date of Pooling and Servicing Agreement                      [Adjustable Pass-Through Rate]
and Cut-off Date:  July 1, 2006                              [Fixed Pass-Through Rate]
First Distribution Date:  August 25, 2006                    Aggregate Initial Certificate Principal
                                                             Balance of the Class M-[_] Certificates:
                                                             $___________________________
Master Servicer:                                             Initial Certificate Principal Balance of this
Residential Funding Corporation                              Class M-[_] Certificate:
                                                             $___________________________
Final Scheduled Distribution Date:
__________ __, 20__

                            HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES
                                                  SERIES 2006-KS6

                  evidencing  a  percentage  interest  in  the  distributions  allocable  to  the
                  Class M-[_]  Certificates with respect to a Trust Fund consisting  primarily of a pool of [fixed] [adjustable]  interest rate, first [and junior] lien mortgage loans on one- to four-family  residential  properties sold by RESIDENTIAL ASSET
                  SECURITIES CORPORATION

         This  Certificate  is  payable  solely  from the  assets  of the Trust  Fund,  and does not  represent  an obligation of or interest in Residential Asset Securities  Corporation,  the Master Servicer,  the Trustee referred to below or GMAC Mortgage  Group,  Inc. or any of their  affiliates.  Neither this  Certificate  nor the underlying mortgage loans are guaranteed or insured by any  governmental  agency or  instrumentality  or by Residential  Asset
Securities  Corporation,  the  Master  Servicer,  the  Trustee  or  GMAC  Mortgage  Group,  Inc.  or any  of  their affiliates.  None of the Depositor,  the Master  Servicer,  GMAC Mortgage  Group,  Inc. or any of their  affiliates will have any obligation  with respect to any certificate or other  obligation  secured by or payable from payments on the Certificates.

         This  certifies that [Cede & Co.] is the registered  owner of the  Percentage  Interest  evidenced by this
Certificate in certain  distributions with respect to the Trust Fund consisting  primarily of an interest in a pool of [fixed]  [adjustable]  interest rate, first [and junior] lien mortgage loans on one- to four- family residential properties  (the "Mortgage  Loans"),  sold by Residential  Asset  Securities  Corporation  (hereinafter  called the
"Depositor,"  which term includes any successor entity under the Agreement  referred to below).  The Trust Fund was created  pursuant to a Pooling  and  Servicing  Agreement  dated as  specified  above (the  "Agreement")  among the
Depositor,  the Master  Servicer and U.S.  Bank  National  Association,  as trustee (the  "Trustee"),  a summary of certain  of the  pertinent  provisions  of which is set forth  hereafter.  To the extent not  defined  herein,  the capitalized  terms used herein have the meanings  assigned in the Agreement.  This  Certificate is issued under and is subject to the  terms,  provisions  and  conditions  of the  Agreement,  to which  Agreement  the Holder of this
Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Pursuant to the terms of the Agreement,  a distribution  will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution  Date"),  commencing as  described  in the  Agreement,  to the  Person in whose  name this  Certificate  is  registered  at the close of business on the Business Day immediately  preceding that  Distribution  Date (the "Record Date"),  from the related
Available  Distribution  Amount in an amount  equal to the product of the  Percentage  Interest  evidenced  by this
Certificate  and the  amount  of  interest  and  principal,  if any,  required  to be  distributed  to  Holders  of
Class M-[_] Certificates on such Distribution Date.

         Distributions  on this  Certificate  will be made  either by the Master  Servicer  acting on behalf of the
Trustee or by a Paying  Agent  appointed  by the  Trustee  in  immediately  available  funds (by wire  transfer  or otherwise)  for the  account of the  Person  entitled  thereto if such  Person  shall have so  notified  the Master
Servicer or such Paying Agent, or by check mailed to the address of the Person entitled  thereto,  as such name and address shall appear on the Certificate Register.

         Any  Transferee  of this  Certificate  will be deemed to have  represented  by virtue of its  purchase  or holding of this  Certificate (or interest  therein) that such  transferee is not an employee  benefit plan or other plan or arrangement  subject to the prohibited  transaction  provisions of the Employee  Retirement Income Security
Act of 1974,  as amended  ("ERISA"),  or  Section  4975 of the Code or a person  (including  an  insurance  company investing its general  account,  an  investment  manager,  a named  fiduciary or a trustee of any such plan) who is using  "plan  assets"  of any  such  plan to  effect  such  acquisition.  Any  purported  Certificate  owner  whose acquisition or holding of this  Certificate (or interest  therein) was effected in violation of the restrictions in
Section  5.02(e) of the Pooling and  Servicing  Agreement  shall  indemnify and hold  harmless the  Depositor,  the
Trustee,  the Master  Servicer,  any  Subservicer,  and the Trust Fund from and  against  any and all  liabilities, claims, costs or expenses incurred by such parties as a result of such acquisition or holding.

         Notwithstanding  the above,  the final  distribution on this  Certificate will be made after due notice of the pendency of such  distribution  and only upon  presentation and surrender of, this Certificate at the office or agency  appointed  by the Trustee for that  purpose in St.  Paul,  Minnesota.  The  Initial  Certificate  Principal
Balance of this  Certificate is set forth above.  The Certificate  Principal  Balance hereof will be reduced to the extent of distributions allocable to principal and any Realized Losses allocable hereto.

         This  Certificate is one of a duly authorized issue of Certificates  issued in several Classes  designated
as  Home  Equity  Mortgage  Asset-Backed   Pass-Through   Certificates  of  the  Series  specified  hereon  (herein
collectively called the "Certificates").

         The  Certificates  are limited in right of payment to certain  collections  and recoveries  respecting the
Mortgage  Loans,  all as more  specifically  set forth herein and in the  Agreement.  In the event Master  Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master  Servicer,  to the extent  provided in the  Agreement,  from related  recoveries  on such  Mortgage Loan or from other cash that would have been distributable to Certificateholders.

         As provided in the  Agreement,  withdrawals  from the Custodial  Account  and/or the  Certificate  Account
created for the benefit of  Certificateholders  may be made by the Master  Servicer  from time to time for purposes other than distributions to  Certificateholders,  such purposes  including without limitation  reimbursement to the
Depositor and the Master Servicer of advances made, or certain expenses incurred, by either of them.

         The Agreement permits,  with certain  exceptions therein provided,  the amendment of the Agreement and the modification  of the rights and  obligations of the Depositor,  the Master  Servicer and the Trustee and the rights of the  Certificateholders  under the Agreement  from time to time by the  Depositor,  the Master  Servicer and the
Trustee  with the consent of the  Holders of  Certificates  evidencing  in the  aggregate  not less than 66% of the
Percentage  Interests  of each  Class of  Certificates  affected  thereby.  Any such  consent by the Holder of this
Certificate  shall be conclusive and binding on such Holder and upon all future holders of this  Certificate and of any Certificate  issued upon the transfer  hereof or in exchange  herefor or in lieu hereof whether or not notation of such  consent  is made upon the  Certificate.  The  Agreement  also  permits  the  amendment  thereof in certain circumstances  without  the  consent  of the  Holders  of  any  of the  Certificates  and,  in  certain  additional circumstances, without the consent of the Holders of certain Classes of Certificates.

         As provided in the Agreement and subject to certain  limitations  therein set forth,  the transfer of this
Certificate is registrable in the  Certificate  Register upon surrender of this  Certificate  for  registration  of transfer  at the  offices or agencies  appointed  by the  Trustee in St.  Paul,  Minnesota,  duly  endorsed  by, or accompanied  by an  assignment in the form below or other written  instrument of transfer in form  satisfactory  to the Trustee and the  Certificate  Registrar  duly  executed by the Holder  hereof or such  Holder's  attorney  duly authorized in writing,  and there upon one or more new  Certificates  of authorized  denominations  evidencing  the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

         The  Certificates  are  issuable  only as  registered  Certificates  without  coupons  in  Classes  and in denominations  specified in the Agreement.  As provided in the Agreement and subject to certain limitations therein set forth,  Certificates  are exchangeable  for new  Certificates of authorized  denominations  evidencing the same
Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

         No service  charge will be made for any such  registration  of transfer or  exchange,  but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The  Depositor,  the Master  Servicer,  the Trustee,  and the  Certificate  Registrar and any agent of the
Depositor,  the Master Servicer,  the Trustee or the Certificate  Registrar may treat the Person in whose name this
Certificate  is registered as the owner hereof for all purposes,  and none of the Depositor,  the Master  Servicer, the Trustee or any such agent shall be affected by notice to the contrary.

         This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

         The  obligations  created  by the  Agreement  in respect of the  Certificates  and the Trust Fund  created thereby shall terminate upon the payment to  Certificateholders  of all amounts held by or on behalf of the Trustee and  required  to be paid to them  pursuant to the  Agreement  following  the earlier of (i) the  maturity or other liquidation  of  the  last  Mortgage  Loan  subject  thereto  or the  disposition  of all  property  acquired  upon foreclosure  or deed in lieu of  foreclosure of any Mortgage Loan, and (ii) the purchase by the Holder of the Class
SB  Certificates  or the Master  Servicer,  as described  in the  Agreement,  from the Trust Fund of all  remaining
Mortgage  Loans and all property  acquired in respect of such Mortgage  Loans or the  Certificates,  in either case thereby effecting early retirement of the Certificates.  The Agreement  permits,  but does not require,  the Holder of the Class SB Certificates or the Master  Servicer,  as described in the Agreement,  (i) to purchase,  at a price determined as provided in the Agreement,  all remaining  Mortgage Loans and all property acquired in respect of any
Mortgage Loan or (ii) to  purchase in whole,  but not in part, all of the  Certificates  from the Holders  thereof, provided,  that any such option may only be exercised if the Stated  Principal  Balance before giving effect to the distributions to be made on such  Distribution  Date of the Mortgage Loans, as of the Distribution  Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Balance.

         Unless the  certificate  of  authentication  hereon has been  executed by the  Certificate  Registrar,  by manual  signature,  this  Certificate  shall not be entitled to any benefit under the Agreement or be valid for any purpose.

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                                                              U.S. BANK NATIONAL ASSOCIATION,
                                                              as Trustee

                                                              By: _________________________________________________
                                                                  Authorized Signatory

Dated:_____________________

                                           CERTIFICATE OF AUTHENTICATION

         This is one of the Class M-[_] Certificates referred to in the within-mentioned Agreement.

                                                              U.S. BANK NATIONAL ASSOCIATION,
                                                              as Certificate Registrar

                                                              By:  _______________________________
                                                                  Authorized Signatory

                                                    ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

 ___________________________________________________________________________________________________________________
(Please  print or  typewrite  name and address  including  postal zip code of  assignee)  the  beneficial  interest evidenced by the within Trust  Certificate  and hereby  authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

         I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and
Class, to the above named assignee and deliver such Certificate to the following address:
___________________________________________________________________________________________________________________

Dated:_____________________                                   ____________________________________
                                                              Signature by or on behalf of assignor

___________________________________________________________________________________________________________________
                                                              Signature Guaranteed

                                             DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

Distributions   shall   be   made,   by   wire   transfer   or   otherwise,    in   immediately    available   fund
to____________________________________________________________________________
for the account of ________________________________________________________________________________________________
account number ____________________________________________________________________________________________________
or, if mailed by check, to ________________________________________________________________________________________

         Applicable statements should be mailed to:________________________________________________________________
___________________________________________________________________________________________________________________
___________________________________________________________________________________________________________________

         This  information  is  provided by  ___________________________________,  the  assignee  named  above,  or
______________________________, as its agent.

                                                                                                        EXHIBIT B-2

                                            FORM OF CLASS B CERTIFICATE

  [REGULATION S GLOBAL SECURITY] [RULE 144A GLOBAL CERTIFICATE] [REGULATION S CERTIFICATED SECURITY] [DEFINITIVE]

         THIS  CERTIFICATE  IS  SUBORDINATED  IN  RIGHT  OF  PAYMENT  TO THE  CLASS  A  CERTIFICATES  AND  CLASS  M
CERTIFICATES AS DESCRIBED IN THE AGREEMENT (AS DEFINED HEREIN).

         THE CERTIFICATE  PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE DECREASED BY THE PRINCIPAL  PAYMENTS HEREON
AND REALIZED  LOSSES  ALLOCABLE  HERETO.  ACCORDINGLY,  FOLLOWING  THE INITIAL  ISSUANCE OF THE  CERTIFICATES,  THE
CERTIFICATE  PRINCIPAL  BALANCE OF THIS  CERTIFICATE WILL BE DIFFERENT FROM THE  DENOMINATION  SHOWN BELOW.  ANYONE
ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE TRUSTEE NAMED HEREIN.

         [FOR  BOOK-ENTRY  ONLY:  UNLESS THIS  CERTIFICATE  IS PRESENTED  BY AN  AUTHORIZED  REPRESENTATIVE  OF THE
DEPOSITORY  TRUST COMPANY,  A NEW YORK  CORPORATION  ("DTC"),  TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER,
EXCHANGE,  OR PAYMENT,  AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS
IS  REQUESTED  BY AN  AUTHORIZED  REPRESENTATIVE  OF DTC (AND ANY  PAYMENT  IS MADE TO CEDE & CO. OR TO SUCH  OTHER
ENTITY AS IS REQUESTED BY AN  AUTHORIZED  REPRESENTATIVE  OF DTC),  ANY TRANSFER,  PLEDGE,  OR OTHER USE HEREOF FOR
VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL  INASMUCH AS THE  REGISTERED  OWNER  HEREOF,  CEDE & CO., HAS AN
INTEREST HEREIN.]

         SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES,  THIS  CERTIFICATE IS A "REGULAR  INTEREST" IN A "REAL ESTATE
MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED,  RESPECTIVELY,  IN SECTIONS 860G AND 860D OF THE INTERNAL
REVENUE CODE OF 1986 (THE "CODE") COUPLED WITH A RIGHT TO RECEIVE PAYMENTS UNDER THE APPLICABLE SWAP AGREEMENT.

         ANY  TRANSFEREE  OF THIS  CERTIFICATE  WILL BE DEEMED TO HAVE  REPRESENTED  BY VIRTUE OF ITS  PURCHASE  OR
HOLDING OF THIS  CERTIFICATE (OR INTEREST  THEREIN) THAT SUCH  TRANSFEREE IS NOT AN EMPLOYEE  BENEFIT PLAN OR OTHER
PLAN OR ARRANGEMENT  SUBJECT TO THE PROHIBITED  TRANSACTION  PROVISIONS OF THE EMPLOYEE  RETIREMENT INCOME SECURITY
ACT OF 1974,  AS AMENDED  ("ERISA"),  OR  SECTION  4975 OF THE CODE OR A PERSON  (INCLUDING  AN  INSURANCE  COMPANY
INVESTING ITS GENERAL  ACCOUNT,  AN  INVESTMENT  MANAGER,  A NAMED  FIDUCIARY OR A TRUSTEE OF ANY SUCH PLAN) WHO IS
USING "PLAN ASSETS" OF ANY SUCH PLAN TO EFFECT SUCH ACQUISITION.

         THIS  CERTIFICATE  IS  TRANSFERRED  IN ACCORDANCE  WITH THE  PROVISIONS OF SECTION 5.02 OF THE POOLING AND
SERVICING AGREEMENT (THE "AGREEMENT").

         THIS  CERTIFICATE  HAS NOT BEEN AND WILL NOT BE  REGISTERED  UNDER  THE U.S.  SECURITIES  ACT OF 1933,  AS
AMENDED (THE  "SECURITIES  ACT"),  ANY STATE  SECURITIES  LAWS IN THE UNITED STATES OR THE  SECURITIES  LAWS OF ANY
OTHER JURISDICTION AND MAY NOT BE REOFFERED,  RESOLD,  PLEDGED OR OTHERWISE TRANSFERRED WITHIN THE UNITED STATES OR
TO, OR FOR THE ACCOUNT OR BENEFIT OF,  UNITED  STATES  PERSONS,  EXCEPT AS  PERMITTED  BY THIS  LEGEND.  THE HOLDER
HEREOF,  BY ITS  ACCEPTANCE  OF THIS  CERTIFICATE,  REPRESENTS,  ACKNOWLEDGES  AND AGREES THAT IT WILL NOT REOFFER,
RESELL,  PLEDGE OR OTHERWISE  TRANSFER THIS  CERTIFICATE  EXCEPT IN COMPLIANCE  WITH THE  SECURITIES  ACT AND OTHER
APPLICABLE  LAWS AND [EXCEPT (A) IN COMPLIANCE  WITH RULE 144A UNDER THE SECURITIES ACT TO A PERSON WHOM THE SELLER
REASONABLY  BELIEVES IS A QUALIFIED  INSTITUTIONAL  BUYER AS DEFINED IN RULE 144A PURCHASING FOR ITS OWN ACCOUNT OR
FOR THE ACCOUNT OF A QUALIFIED  INSTITUTIONAL BUYER, WHOM THE SELLER HAS INFORMED,  IN EACH CASE, THAT THE REOFFER,
RESALE,  PLEDGE OR OTHER  TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A,  PROVIDED THAT SUCH  PURCHASER  DELIVERS
ALL DOCUMENTS AND  CERTIFICATIONS  AS THE TRUSTEE MAY  REASONABLY  REQUIRE;  (B) TO A NON U.S.  PERSON  OUTSIDE THE
UNITED  STATES  IN  COMPLIANCE  WITH  RULE 903 OR 904 OF  REGULATION  S UNDER  THE  SECURITIES  ACT;  OR (C) TO THE
DEPOSITOR OR MASTER SERVICER OR THEIR  AFFILIATES,  IN EACH CASE IN ACCORDANCE  WITH ANY APPLICABLE  SECURITIES LAW
OF ANY STATE OF THE UNITED  STATES  AND ANY OTHER  JURISDICTION.  THE  HOLDER  HEREOF,  BY ITS  ACCEPTANCE  OF THIS
CERTIFICATE,  REPRESENTS,  ACKNOWLEDGES AND AGREES THAT IT WILL NOT REOFFER,  RESELL,  PLEDGE OR OTHERWISE TRANSFER
THIS  CERTIFICATE  EXCEPT TO A NON-U.S.  PERSON OUTSIDE THE UNITED STATES IN COMPLIANCE WITH REGULATION S] [THAT IT
IS AN  "ACCREDITED  INVESTOR"  AS DEFINED IN RULE  501(A)(1)  OF  REGULATION D OF THE  SECURITIES  ACT OF 1933,  AS
AMENDED.

         ANY PURPORTED  CERTIFICATE  OWNER WHOSE  ACQUISITION OR HOLDING OF THIS CERTIFICATE (OR INTEREST  THEREIN)
WAS EFFECTED IN VIOLATION OF THE  RESTRICTIONS  IN SECTION  5.02(e) OF THE POOLING AND  SERVICING  AGREEMENT  SHALL
INDEMNIFY AND HOLD HARMLESS THE DEPOSITOR,  THE TRUSTEE, THE MASTER SERVICER,  ANY SUBSERVICER,  AND THE TRUST FUND
FROM AND AGAINST ANY AND ALL LIABILITIES,  CLAIMS,  COSTS OR EXPENSES  INCURRED BY SUCH PARTIES AS A RESULT OF SUCH
ACQUISITION OR HOLDING.

         [FOR  TEMPORARY  REGULATION S ONLY:  THIS  CERTIFICATE  IS A TEMPORARY  REGULATION  S GLOBAL  CERTIFICATE,
WITHOUT  COUPONS,  EXCHANGEABLE  FOR A PERMANENT  REGULATION S GLOBAL  CERTIFICATE ONLY AS DESCRIBED IN THE POOLING
AND  SERVICING  AGREEMENT.  THE  RIGHTS  ATTACHING  TO THIS  TEMPORARY  REGULATION  S GLOBAL  CERTIFICATE,  AND THE
CONDITIONS  AND  PROCEDURES  GOVERNING  ITS  EXCHANGE  FOR A  PERMANENT  REGULATION  S GLOBAL  CERTIFICATE,  ARE AS
SPECIFIED IN THE POOLING AND SERVICING AGREEMENT.]

CUSIP: [________________]                                    Certificate No. B-1
Date of Pooling and Servicing Agreement: [_______ __,        Adjustable Pass-Through Rate
__]Cut-off Date:  [_______ __, __]
First Distribution Date:  [_______ __, __]                   Aggregate Initial Certificate Principal
                                                             Balance of the Class B Certificates:
                                                             $[_______.__]
Master Servicer:                                             Initial Certificate Principal Balance of this Class B
Residential Funding Corporation                              Certificate:
                                                             $[_______.__]
Final Scheduled Distribution Date:
[______ ____]

  [REGULATION S GLOBAL SECURITY] [RULE 144A GLOBAL CERTIFICATE] [REGULATION S CERTIFICATED SECURITY] [DEFINITIVE]

                                                CLASS B CERTIFICATE

                            HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES
                                                  SERIES 2006-KS6

                  evidencing  a  percentage  interest  in  the  distributions  allocable  to  the
                  [Regulation S Global  Security]  [Rule 144a Global  Certificate]  [Regulation S
                  Certificated  Security]  [Definitive]  Class B  Certificates  with respect to a
                  Trust Fund  consisting  primarily  of a pool of fixed and  adjustable  interest rate,  first and junior lien mortgage loans on one- to four-family  residential properties sold by RESIDENTIAL ASSET SECURITIES CORPORATION

         This  Certificate  is  payable  solely  from the  assets  of the Trust  Fund,  and does not  represent  an obligation of or interest in Residential Asset Securities  Corporation,  the Master Servicer,  the Trustee referred to below or GMAC Mortgage  Group,  Inc. or any of their  affiliates.  Neither this  Certificate  nor the underlying mortgage loans are guaranteed or insured by any  governmental  agency or  instrumentality  or by Residential  Asset
Securities  Corporation,  the  Master  Servicer,  the  Trustee  or  GMAC  Mortgage  Group,  Inc.  or any  of  their affiliates.  None of the Depositor,  the Master  Servicer,  GMAC Mortgage  Group,  Inc. or any of their  affiliates will have any obligation  with respect to any certificate or other  obligation  secured by or payable from payments on the Certificates.

         This certifies that  [_____________] is the registered owner of the Percentage  Interest evidenced by this
Certificate in certain  distributions with respect to the Trust Fund consisting  primarily of an interest in a pool of fixed interest rate,  first and junior lien mortgage loans on one- to four- family  residential  properties (the
"Mortgage  Loans"),  sold by Residential Asset Securities  Corporation  (hereinafter  called the "Depositor," which term includes any successor entity under the Agreement  referred to below).  The Trust Fund was created pursuant to a Pooling and Servicing  Agreement  dated as specified  above (the  "Agreement")  among the  Depositor,  the Master
Servicer and U.S.  Bank National  Association,  as trustee (the  "Trustee"),  a summary of certain of the pertinent provisions of which is set forth  hereafter.  To the extent not defined herein,  the capitalized  terms used herein have the  meanings  assigned  in the  Agreement.  This  Certificate  is issued  under and is  subject to the terms, provisions  and  conditions of the Agreement,  to which  Agreement the Holder of this  Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Pursuant to the terms of the Agreement,  a distribution  will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution  Date"),  commencing as  described  in the  Agreement,  to the  Person in whose  name this  Certificate  is  registered  at the close of business on the Business Day immediately  preceding that  Distribution  Date (the "Record Date"),  from the related
Available  Distribution  Amount in an amount  equal to the product of the  Percentage  Interest  evidenced  by this
Certificate  and the amount of interest and  principal,  if any,  required to be  distributed to Holders of Class B
Certificates on such Distribution Date.

                  [FOR TEMPORARY  REGULATION S ONLY:  Interests in this Temporary  Regulation S Global  Certificate shall  be  exchanged  for  beneficial  interests  in the  Permanent  Regulation  S Global  Certificate  in the same aggregate  principal  amount  as the  principal  amount  of the  interest  in this  Temporary  Regulation  S Global
Certificate  submitted for exchange,  subject to the terms of this Temporary  Regulation S Global  Certificate.  No holder of any interest in this Temporary  Regulation S Global  Certificate  will be entitled to receive any payment hereon except to the extent such holder's interest in this Temporary  Regulation S Global  Certificate is exchanged for an interest in the Permanent Regulation S Global Certificate as provided in the next succeeding paragraph.

                  Upon  termination  of  the  [Distribution   Compliance  Period],   interests  in  this  Temporary
Regulation  S Global  Certificate  shall  be  exchangeable  for  interests  in the  Permanent  Regulation  S Global
Certificate upon presentation of a certificate  substantially in the form set out in Exhibits to the Agreement,  to the  effect  that it has  received  from or in  respect  of a person  entitled  to a  Certificate  (as shown by its records)  a  certificate  from  such  person  in or  substantially  in the form as set out in the  Exhibits  to the
Agreement.  On an  exchange  of the  whole of this  Temporary  Regulation  S  Global  Certificate,  this  Temporary
Regulation S Global Certificate shall be surrendered to the Trustee.]

         Distributions  on this  Certificate  will be made  either by the Master  Servicer  acting on behalf of the
Trustee or by a Paying  Agent  appointed  by the  Trustee  in  immediately  available  funds (by wire  transfer  or otherwise)  for the  account of the  Person  entitled  thereto if such  Person  shall have so  notified  the Master
Servicer or such Paying Agent, or by check mailed to the address of the Person entitled  thereto,  as such name and address shall appear on the Certificate Register.

         Notwithstanding  the above,  the final  distribution on this  Certificate will be made after due notice of the pendency of such  distribution  and only upon  presentation and surrender of, this Certificate at the office or agency  appointed  by the Trustee for that  purpose in St.  Paul,  Minnesota.  The  Initial  Certificate  Principal
Balance of this  Certificate is set forth above.  The Certificate  Principal  Balance hereof will be reduced to the extent of distributions allocable to principal and any Realized Losses allocable hereto.

         Any  Transferee  of this  Certificate  will be deemed to have  represented  by virtue of its  purchase  or holding of this  Certificate (or interest  therein) that such  transferee is not an employee  benefit plan or other plan or arrangement  subject to the prohibited  transaction  provisions of the Employee  Retirement Income Security
Act of 1974,  as amended  ("ERISA"),  or  Section  4975 of the Code or a person  (including  an  insurance  company investing its general  account,  an  investment  manager,  a named  fiduciary or a trustee of any such plan) who is using  "plan  assets"  of any  such  plan to  effect  such  acquisition.  Any  purported  Certificate  owner  whose acquisition or holding of this  Certificate (or interest  therein) was effected in violation of the restrictions in
Section  5.02(e) of the Pooling and  Servicing  Agreement  shall  indemnify and hold  harmless the  Depositor,  the
Trustee,  the Master  Servicer,  any  Subservicer,  and the Trust Fund from and  against  any and all  liabilities, claims, costs or expenses incurred by such parties as a result of such acquisition or holding.

         This  Certificate is one of a duly authorized issue of Certificates  issued in several Classes  designated
as  Home  Equity  Mortgage  Asset-Backed   Pass-Through   Certificates  of  the  Series  specified  hereon  (herein
collectively called the "Certificates").

         The  Certificates  are limited in right of payment to certain  collections  and recoveries  respecting the
Mortgage  Loans,  all as more  specifically  set forth herein and in the  Agreement.  In the event Master  Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master  Servicer,  to the extent  provided in the  Agreement,  from related  recoveries  on such  Mortgage Loan or from other cash that would have been distributable to Certificateholders.

         As provided in the  Agreement,  withdrawals  from the Custodial  Account  and/or the  Certificate  Account
created for the benefit of  Certificateholders  may be made by the Master  Servicer  from time to time for purposes other than distributions to  Certificateholders,  such purposes  including without limitation  reimbursement to the
Depositor and the Master Servicer of advances made, or certain expenses incurred, by either of them.

         The Agreement permits,  with certain  exceptions therein provided,  the amendment of the Agreement and the modification  of the rights and  obligations of the Depositor,  the Master  Servicer and the Trustee and the rights of the  Certificateholders  under the Agreement  from time to time by the  Depositor,  the Master  Servicer and the
Trustee  with the consent of the  Holders of  Certificates  evidencing  in the  aggregate  not less than 66% of the
Percentage  Interests  of each  Class of  Certificates  affected  thereby.  Any such  consent by the Holder of this
Certificate  shall be conclusive and binding on such Holder and upon all future holders of this  Certificate and of any Certificate  issued upon the transfer  hereof or in exchange  herefor or in lieu hereof whether or not notation of such  consent  is made upon the  Certificate.  The  Agreement  also  permits  the  amendment  thereof in certain circumstances  without  the  consent  of the  Holders  of  any  of the  Certificates  and,  in  certain  additional circumstances, without the consent of the Holders of certain Classes of Certificates.

         As provided in the Agreement and subject to certain  limitations  therein set forth,  the transfer of this
Certificate is registrable in the  Certificate  Register upon surrender of this  Certificate  for  registration  of transfer  at the  offices or agencies  appointed  by the  Trustee in St.  Paul,  Minnesota,  duly  endorsed  by, or accompanied  by an  assignment in the form below or other written  instrument of transfer in form  satisfactory  to the Trustee and the  Certificate  Registrar  duly  executed by the Holder  hereof or such  Holder's  attorney  duly authorized in writing,  and there upon one or more new  Certificates  of authorized  denominations  evidencing  the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

         The  Certificates  are  issuable  only as  registered  Certificates  without  coupons  in  Classes  and in denominations  specified in the Agreement.  As provided in the Agreement and subject to certain limitations therein set forth,  Certificates  are exchangeable  for new  Certificates of authorized  denominations  evidencing the same
Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

         No service  charge will be made for any such  registration  of transfer or  exchange,  but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The  Depositor,  the Master  Servicer,  the Trustee,  and the  Certificate  Registrar and any agent of the
Depositor,  the Master Servicer,  the Trustee or the Certificate  Registrar may treat the Person in whose name this
Certificate  is registered as the owner hereof for all purposes,  and none of the Depositor,  the Master  Servicer, the Trustee or any such agent shall be affected by notice to the contrary.

         This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

         The  obligations  created  by the  Agreement  in respect of the  Certificates  and the Trust Fund  created thereby shall terminate upon the payment to  Certificateholders  of all amounts held by or on behalf of the Trustee and  required  to be paid to them  pursuant to the  Agreement  following  the earlier of (i) the  maturity or other liquidation  of  the  last  Mortgage  Loan  subject  thereto  or the  disposition  of all  property  acquired  upon foreclosure  or deed in lieu of  foreclosure  of any Mortgage  Loan,  and (ii) the purchase by the Master  Servicer from the Trust Fund of all remaining  Mortgage  Loans and all property  acquired in respect of such Mortgage  Loans or the  Certificates,  in either case  thereby  effecting  early  retirement  of the  Certificates.  The  Agreement permits,  but does not  require the Master  Servicer  (i) to  purchase,  at a price  determined  as provided in the
Agreement,  all  remaining  Mortgage  Loans and all property  acquired in respect of any  Mortgage  Loan or (ii) to purchase in whole,  but not in part, all of the  Certificates  from the Holders  thereof,  provided,  that any such option may only be exercised if the Stated Principal  Balance before giving effect to the  distributions to be made on such  Distribution  Date of the Mortgage Loans, as of the Distribution  Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Balance.

         Unless the  certificate  of  authentication  hereon has been  executed by the  Certificate  Registrar,  by manual  signature,  this  Certificate  shall not be entitled to any benefit under the Agreement or be valid for any purpose.

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                                                              U.S. BANK NATIONAL ASSOCIATION,
                                                              as Trustee

                                                              By: _________________________________________________
                                                                  Authorized Signatory

Dated: July 28, 2006

                                           CERTIFICATE OF AUTHENTICATION

         This  is one  of the  [Regulation  S  Global  Security]  [Rule  144A  Global  Certificate]  [Regulation  S
Certificated Security] [Definitive] Global Class B Certificates referred to in the within-mentioned Agreement.

                                                              U.S. BANK NATIONAL ASSOCIATION,
                                                              as Certificate Registrar

                                                              By:  _______________________________
                                                                  Authorized Signatory

                                                    ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

 ___________________________________________________________________________________________________________________
(Please  print or  typewrite  name and address  including  postal zip code of  assignee)  the  beneficial  interest evidenced by the within Trust  Certificate  and hereby  authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

         I (We) further direct the  Certificate  Registrar to issue a new  Certificate of a like  denomination  and
Class, to the above named assignee and deliver such Certificate to the following address:
___________________________________________________________________________________________________________________

Dated:_____________________                                   ____________________________________
                                                              Signature by or on behalf of assignor

___________________________________________________________________________________________________________________
                                                              Signature Guaranteed

                                             DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

Distributions   shall   be   made,   by   wire   transfer   or   otherwise,    in   immediately    available   fund
to____________________________________________________________________________
for the account of ________________________________________________________________________________________________
account number ____________________________________________________________________________________________________
or, if mailed by check, to ________________________________________________________________________________________

         Applicable statements should be mailed to:________________________________________________________________
___________________________________________________________________________________________________________________
___________________________________________________________________________________________________________________

This information is provided by ___________________________________, the assignee named above, or
______________________________, as its agent.

                                                                                                          EXHIBIT C

                                             CLASS SB-[_] CERTIFICATE

         THIS  CERTIFICATE  IS  SUBORDINATED  IN RIGHT OF  PAYMENT  TO THE  CLASS A  AND  CLASS M  CERTIFICATES  AS
DESCRIBED IN THE AGREEMENT (AS DEFINED HEREIN).

         SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES,  THIS  CERTIFICATE IS A "REGULAR  INTEREST" IN A "REAL ESTATE
MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED,  RESPECTIVELY,  IN SECTIONS 860G AND 860D OF THE INTERNAL
REVENUE CODE OF 1986 (THE "CODE") COUPLED WITH THE RIGHT TO RECEIVE PAYMENTS UNDER THE SWAP AGREEMENT.

         THIS  CERTIFICATE  HAS NOT BEEN AND WILL NOT BE REGISTERED  UNDER THE  SECURITIES ACT OF 1933, AS AMENDED,
OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED  UNLESS IT IS REGISTERED  PURSUANT TO SUCH
ACT AND LAWS OR IS SOLD OR  TRANSFERRED  IN  TRANSACTIONS  WHICH ARE EXEMPT  FROM  REGISTRATION  UNDER SUCH ACT AND
UNDER  APPLICABLE  STATE LAW AND IS  TRANSFERRED  IN ACCORDANCE  WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING
AND SERVICING AGREEMENT (THE "AGREEMENT").

         ANY  TRANSFEREE  OF THIS  CERTIFICATE  WILL BE DEEMED TO HAVE  REPRESENTED  BY VIRTUE OF ITS  PURCHASE  OR
HOLDING OF THIS  CERTIFICATE (OR INTEREST  THEREIN) THAT SUCH  TRANSFEREE IS NOT AN EMPLOYEE  BENEFIT PLAN OR OTHER
PLAN OR ARRANGEMENT  SUBJECT TO THE PROHIBITED  TRANSACTION  PROVISIONS OF THE EMPLOYEE  RETIREMENT INCOME SECURITY
ACT OF 1974,  AS AMENDED  ("ERISA"),  OR  SECTION  4975 OF THE CODE OR A PERSON  (INCLUDING  AN  INSURANCE  COMPANY
INVESTING ITS GENERAL  ACCOUNT,  AN  INVESTMENT  MANAGER,  A NAMED  FIDUCIARY OR A TRUSTEE OF ANY SUCH PLAN) WHO IS
USING "PLAN ASSETS" OF ANY SUCH PLAN TO EFFECT SUCH ACQUISITION.

         IF THIS  CERTIFICATE  (OR ANY  INTEREST  THEREIN)  IS ACQUIRED OR HELD BY ANY PERSON THAT DOES NOT SATISFY
THE  CONDITIONS  DESCRIBED  IN THE  PRECEDING  PARAGRAPH,  THEN THE LAST  PRECEDING  TRANSFEREE  THAT IS NOT A PLAN
INVESTOR SHALL BE RESTORED,  TO THE EXTENT  PERMITTED BY LAW, TO ALL RIGHTS AND  OBLIGATIONS  AS CERTIFICATE  OWNER
THEREOF  RETROACTIVE TO THE DATE OF SUCH TRANSFER OF THIS  CERTIFICATE.  THE TRUSTEE SHALL BE UNDER NO LIABILITY TO
ANY PERSON FOR MAKING ANY PAYMENTS DUE ON THIS CERTIFICATE TO SUCH PRECEDING TRANSFEREE.

         ANY PURPORTED  CERTIFICATE  OWNER WHOSE  ACQUISITION OR HOLDING OF THIS CERTIFICATE (OR INTEREST  THEREIN)
WAS EFFECTED IN VIOLATION OF THE  RESTRICTIONS  IN SECTION  5.02(E) OF THE POOLING AND  SERVICING  AGREEMENT  SHALL
INDEMNIFY AND HOLD HARMLESS THE DEPOSITOR,  THE TRUSTEE, THE MASTER SERVICER,  ANY SUBSERVICER,  AND THE TRUST FUND
FROM AND AGAINST ANY AND ALL LIABILITIES,  CLAIMS,  COSTS OR EXPENSES  INCURRED BY SUCH PARTIES AS A RESULT OF SUCH
ACQUISITION OR HOLDING.

         NO TRANSFER OF THIS  CERTIFICATE  OR INTEREST  HEREIN MAY BE MADE BY A HOLDER OF THIS  CERTIFICATE  UNLESS
THAT  TRANSFER  IS MADE  PURSUANT  TO AN  EFFECTIVE  REGISTRATION  STATEMENT  UNDER  THE 1933  ACT,  AND  EFFECTIVE
REGISTRATION OR  QUALIFICATION  UNDER  APPLICABLE  STATE SECURITIES LAWS, OR IS MADE IN A TRANSACTION THAT DOES NOT
REQUIRE  SUCH  REGISTRATION  OR  QUALIFICATION.  FURTHERMORE,  THE  AGREEMENT  PROVIDES  THAT NO  TRANSFER  OF THIS
CERTIFICATE OR INTEREST  HEREIN MAY BE MADE BY A HOLDER OF THIS  CERTIFICATE  EXCEPT  (I) OUTSIDE THE UNITED STATES
TO ENTITIES WHICH ARE NOT U.S.  PERSONS  WITHIN THE MEANING OF REGULATION S UNDER THE 1933 ACT OR (II) IN  RELIANCE
ON RULE 144A UNDER THE 1933 ACT ("RULE  144A") TO A  QUALIFIED  INSTITUTIONAL  BUYER (AS DEFINED IN RULE 144A) THAT
IS  ACQUIRING  THIS  CERTIFICATE  OR INTEREST  HEREIN FOR ITS OWN  ACCOUNT OR FOR THE ACCOUNT OF ANOTHER  QUALIFIED
INSTITUTIONAL BUYER.

         EACH  HOLDER OF THIS  CERTIFICATE  WILL BE DEEMED TO HAVE  ACKNOWLEDGED  AND AGREED  THAT  (I) IT IS (A) A
QUALIFIED  INSTITUTIONAL  BUYER AND IS ACQUIRING  THIS  CERTIFICATE  FOR ITS OWN  INSTITUTIONAL  ACCOUNT OR FOR THE
ACCOUNT OR  ACCOUNTS OF A QUALIFIED  INSTITUTIONAL  BUYER,  OR (B) IT IS NOT A U.S.  PERSON AND IS  ACQUIRING  THIS
CERTIFICATE  OUTSIDE THE UNITED STATES (A "REGULATION S PURCHASER");  AND (II) IT UNDERSTANDS THAT THIS CERTIFICATE
IS BEING  TRANSFERRED TO IT IN A TRANSACTION  NOT INVOLVING ANY PUBLIC OFFERING WITHIN THE MEANING OF THE 1933 ACT,
AND THAT, IF IN THE FUTURE IT DECIDES TO RESELL,  PLEDGE OR OTHERWISE  TRANSFER THIS CERTIFICATE,  THIS CERTIFICATE
MAY BE RESOLD,  PLEDGED OR  TRANSFERRED  ONLY IN ACCORDANCE  WITH  APPLICABLE  STATE  SECURITIES  LAWS AND (A) IN A
TRANSACTION  MEETING THE REQUIREMENTS OF RULE 144A, TO A PERSON THAT THE SELLER REASONABLY  BELIEVES IS A QUALIFIED
INSTITUTIONAL  BUYER  THAT  PURCHASES  FOR ITS  OWN  ACCOUNT  (OR  FOR  THE  ACCOUNT  OR  ACCOUNTS  OF A  QUALIFIED
INSTITUTIONAL  BUYER) AND TO WHOM NOTICE IS GIVEN THAT THE RESALE,  PLEDGE OR TRANSFER IS BEING MADE IN RELIANCE ON
RULE 144A, OR (B) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 903 OR RULE 904 OF REGULATION S.

         THE HOLDER OF THIS CERTIFICATE  DESIRING TO EFFECT ANY TRANSFER,  SALE, PLEDGE OR OTHER DISPOSITION SHALL,
AND BY ACCEPTANCE OF THIS CERTIFICATE WILL BE DEEMED TO HAVE AGREED TO, INDEMNIFY THE TRUSTEE,  THE DEPOSITOR,  THE
MASTER SERVICER AND THE CERTIFICATE  REGISTRAR AGAINST ANY LIABILITY THAT MAY RESULT IF THE TRANSFER,  SALE, PLEDGE
OR OTHER  DISPOSITION  IS NOT SO  EXEMPT OR IS NOT MADE IN  ACCORDANCE  WITH SUCH  FEDERAL  AND STATE  LAWS AND THE
AGREEMENT.

CUSIP: _____________________                                 Certificate No. SB-[__]-1
Date of Pooling and Servicing Agreement                      Percentage Interest: [__]%
and Cut-off Date:  July 1, 2006
First Distribution Date:  August 25, 2006                    Aggregate Initial Certificate Principal Balance
                                                             of the Class SB-[_] Certificates:
                                                             $___________________________
Master Servicer:                                             Initial Certificate Principal Balance
Residential Funding Corporation                              of this Class SB-[_] Certificate:
                                                             $___________________________
Maturity Date:
__________ __, 20__

                            HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES
                                                  SERIES 2006-KS6

                  evidencing  a  percentage  interest  in  the  distributions  allocable  to  the
                  Class SB-[_]  Certificates with respect to a Trust Fund consisting primarily of a pool of [fixed] [adjustable]  interest rate, first [and junior] lien mortgage loans on one- to four-family  residential  properties sold by RESIDENTIAL ASSET
                  SECURITIES CORPORATION

         This  Certificate  is  payable  solely  from the  assets  of the Trust  Fund,  and does not  represent  an obligation of or interest in Residential Asset Securities  Corporation,  the Master Servicer,  the Trustee referred to below or any of their affiliates.  Neither this Certificate nor the underlying  mortgage loans are guaranteed or insured by any governmental  agency or instrumentality or by Residential Asset Securities  Corporation,  the Master
Servicer,  the  Trustee or any of their  affiliates.  None of the  Depositor,  the Master  Servicer or any of their affiliates  will have any  obligation  with respect to any  certificate or other  obligation  secured by or payable from payments on the Certificates.

         This certifies  that J.P.  Morgan  Securities,  Inc. is the  registered  owner of the Percentage  Interest evidenced by this Certificate in certain  distributions  with respect to the Trust Fund consisting  primarily of an interest in a pool of [fixed]  [adjustable]  interest  rate,  first [and  junior]  lien  mortgage  loans on one- to four-family  residential  properties  (the "Mortgage  Loans"),  sold by Residential  Asset  Securities  Corporation
(hereinafter  called the  "Depositor,"  which term  includes any successor  entity under the Agreement  referred to below).  The Trust Fund was created  pursuant to a Pooling and Servicing  Agreement  dated as specified  above (the
"Agreement")  among the  Depositor,  the Master  Servicer  and U.S.  Bank  National  Association,  as trustee  (the
"Trustee"),  a summary of certain of the pertinent  provisions of which is set forth  hereafter.  To the extent not defined herein,  the capitalized  terms used herein have the meanings  assigned in the Agreement.  This Certificate is issued under and is subject to the terms,  provisions and conditions of the  Agreement,  to which  Agreement the
Holder of this Certificate by virtue of the acceptance hereof, assents and by which such Holder is bound.

         Pursuant to the terms of the Agreement,  a distribution  will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution  Date"),  commencing as  described  in the  Agreement,  to the  Person in whose  name this  Certificate  is  registered  at the close of business on the last Business Day of the month  immediately  preceding the month of such  distribution (the "Record
Date"),  from the  Available  Distribution  Amount in an amount  equal to the  product of the  Percentage  Interest evidenced by this  Certificate  and the amount of interest and  principal,  if any,  required to be  distributed to
Holders of Class SB-[_] Certificates on such Distribution Date.

         Distributions  on this  Certificate  will be made  either by the Master  Servicer  acting on behalf of the
Trustee or by a Paying  Agent  appointed  by the  Trustee  in  immediately  available  funds (by wire  transfer  or otherwise)  for the  account of the  Person  entitled  thereto if such  Person  shall have so  notified  the Master
Servicer or such Paying Agent, or by check mailed to the address of the Person entitled  thereto,  as such name and address shall appear on the Certificate Register.

         Notwithstanding  the above,  the final  distribution on this  Certificate will be made after due notice of the pendency of such  distribution  and only upon  presentation  and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in St. Paul,  Minnesota.  The Notional Amount of this Class SB-[_]
Certificate as of any date of  determination  will be calculated as described in the Agreement.  This  Class SB-[_]
Certificate  will accrue  interest at the  Pass-Through  Rate on the Notional Amount as indicated in the definition of Accrued  Certificate  Interest in the Agreement.  This Class SB-[_]  Certificate will not accrue interest on its
Certificate Principal Balance.

         Any  Transferee  of this  Certificate  will be deemed to have  represented  by virtue of its  purchase  or holding of this  Certificate (or interest  therein) that such  transferee is not an employee  benefit plan or other plan or arrangement  subject to the prohibited  transaction  provisions of the Employee  Retirement Income Security
Act of 1974,  as amended  ("ERISA"),  or  Section  4975 of the Code or a person  (including  an  insurance  company investing its general  account,  an  investment  manager,  a named  fiduciary or a trustee of any such plan) who is using  "plan  assets"  of any  such  plan to  effect  such  acquisition.  Any  purported  Certificate  owner  whose acquisition or holding of this  Certificate (or interest  therein) was effected in violation of the restrictions in
Section  5.02(e) of the Pooling and  Servicing  Agreement  shall  indemnify and hold  harmless the  Depositor,  the
Trustee,  the Master  Servicer,  any  Subservicer,  and the Trust Fund from and  against  any and all  liabilities, claims, costs or expenses incurred by such parties as a result of such acquisition or holding.

         This  Certificate is one of a duly authorized issue of Certificates  issued in several Classes  designated
as  Home  Equity  Mortgage  Asset-Backed   Pass-Through   Certificates  of  the  Series  specified  hereon  (herein
collectively called the "Certificates").

         The  Certificates  are limited in right of payment to certain  collections  and recoveries  respecting the
Mortgage  Loans,  all as more  specifically  set forth herein and in the  Agreement.  In the event Master  Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master  Servicer,  to the extent  provided in the  Agreement,  from related  recoveries  on such  Mortgage Loan or from other cash that would have been distributable to Certificateholders.

         As provided in the  Agreement,  withdrawals  from the Custodial  Account  and/or the  Certificate  Account
created for the benefit of  Certificateholders  may be made by the Master  Servicer  from time to time for purposes other than distributions to  Certificateholders,  such purposes  including without limitation  reimbursement to the
Depositor and the Master Servicer of advances made, or certain expenses incurred, by either of them.

         The Agreement permits,  with certain  exceptions therein provided,  the amendment of the Agreement and the modification  of the rights and  obligations of the Depositor,  the Master  Servicer and the Trustee and the rights of the  Certificateholders  under the Agreement  from time to time by the  Depositor,  the Master  Servicer and the
Trustee  with the consent of the  Holders of  Certificates  evidencing  in the  aggregate  not less than 66% of the
Percentage  Interests  of each  Class of  Certificates  affected  thereby.  Any such  consent by the Holder of this
Certificate  shall be conclusive and binding on such Holder and upon all future holders of this  Certificate and of any Certificate  issued upon the transfer  hereof or in exchange  herefor or in lieu hereof whether or not notation of such  consent  is made upon the  Certificate.  The  Agreement  also  permits  the  amendment  thereof in certain circumstances  without  the  consent  of the  Holders  of  any  of the  Certificates  and,  in  certain  additional circumstances, without the consent of the Holders of certain Classes of Certificates.

         As provided in the Agreement and subject to certain  limitations  therein set forth,  the transfer of this
Certificate is registrable in the  Certificate  Register upon surrender of this  Certificate  for  registration  of transfer  at the  offices or agencies  appointed  by the  Trustee in St.  Paul,  Minnesota,  duly  endorsed  by, or accompanied  by an  assignment in the form below or other written  instrument of transfer in form  satisfactory  to the Trustee and the  Certificate  Registrar  duly  executed by the Holder  hereof or such  Holder's  attorney  duly authorized in writing, and thereupon one or more new Certificates of authorized  denominations  evidencing the same
Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

         The  Certificates  are  issuable  only as  registered  Certificates  without  coupons  in  Classes  and in denominations  specified in the Agreement.  As provided in the Agreement and subject to certain limitations therein set forth,  Certificates  are exchangeable  for new  Certificates of authorized  denominations  evidencing the same
Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

         No service  charge will be made for any such  registration  of transfer or  exchange,  but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The  Depositor,  the  Master  Servicer,  the  Trustee,  the  Certificate  Registrar  and any  agent of the
Depositor,  the Master Servicer,  the Trustee or the Certificate  Registrar may treat the Person in whose name this
Certificate  is registered as the owner hereof for all purposes,  and none of the Depositor,  the Master  Servicer, the Trustee or any such agent shall be affected by notice to the contrary.

         This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

         The  obligations  created  by the  Agreement  in respect of the  Certificates  and the Trust Fund  created thereby shall terminate upon the payment to  Certificateholders  of all amounts held by or on behalf of the Trustee and  required  to be paid to them  pursuant to the  Agreement  following  the earlier of (i) the  maturity or other liquidation  of  the  last  Mortgage  Loan  subject  thereto  or the  disposition  of all  property  acquired  upon foreclosure  or deed in lieu of  foreclosure of any Mortgage Loan, and (ii) the purchase by the Holder of the Class
SB  Certificates  or the Master  Servicer,  as described  in the  Agreement,  from the Trust Fund of all  remaining
Mortgage  Loans and all property  acquired in respect of such Mortgage  Loans or the  Certificates,  in either case thereby effecting early retirement of the Certificates.  The Agreement  permits,  but does not require,  the Holder of the Class SB Certificates or the Master  Servicer,  as described in the Agreement,  (i) to purchase,  at a price determined as provided in the Agreement,  all remaining  Mortgage Loans and all property acquired in respect of any
Mortgage Loan or (ii) to  purchase in whole,  but not in part, all of the  Certificates  from the Holders  thereof, provided,  that any such option may only be exercised if the Stated  Principal  Balance before giving effect to the distributions to be made on such  Distribution  Date of the Mortgage Loans, as of the Distribution  Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Balance.

         Unless the certificate of authentication  hereon has been executed by the Certificate  Registrar by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                                                              U.S. BANK NATIONAL ASSOCIATION,
                                                              as Trustee

                                                              By: _________________________________________________
                                                                  Authorized Signatory

Dated:_____________________

                                           CERTIFICATE OF AUTHENTICATION

         This is one of the Class SB-[_] Certificates referred to in the within-mentioned Agreement.

                                                              U.S. BANK NATIONAL ASSOCIATION,
                                                              as Certificate Registrar

                                                              By:  _______________________________
                                                                  Authorized Signatory

                                                    ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

___________________________________________________________________________________________________________________
(Please  print or  typewrite  name and address  including  postal zip code of  assignee)  the  beneficial  interest evidenced by the within Trust  Certificate  and hereby  authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

         I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and
Class, to the above named assignee and deliver such Certificate to the following address:
___________________________________________________________________________________________________________________

Dated:_____________________                                   ____________________________________
                                                              Signature by or on behalf of assignor

___________________________________________________________________________________________________________________
                                                              Signature Guaranteed

                                             DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

Distributions   shall   be   made,   by   wire   transfer   or   otherwise,    in   immediately    available   fund
to____________________________________________________________________________
for the account of ________________________________________________________________________________________________
account number ____________________________________________________________________________________________________
or, if mailed by check, to ________________________________________________________________________________________

         Applicable statements should be mailed to:________________________________________________________________
___________________________________________________________________________________________________________________
___________________________________________________________________________________________________________________

         This  information  is  provided by  ___________________________________,  the  assignee  named  above,  or
______________________________, as its agent.

                                                                                                        EXHIBIT D-1

                                            FORM OF CLASS R CERTIFICATE

         THE CLASS R  CERTIFICATE WILL NOT BE ENTITLED TO PAYMENTS  CONSTITUTING THE AVAILABLE  DISTRIBUTION AMOUNT
UNTIL SUCH TIME AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN (THE "AGREEMENT").

         THIS CLASS R CERTIFICATE IS SUBORDINATE TO THE CLASS A,  CLASS M AND CLASS SB CERTIFICATES,  TO THE EXTENT
DESCRIBED HEREIN AND IN THE AGREEMENT.

         THIS  CERTIFICATE  MAY NOT BE HELD BY OR  TRANSFERRED  TO A  NON-UNITED  STATES  PERSON OR A  DISQUALIFIED
ORGANIZATION (AS DEFINED BELOW).

         SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES,  THIS CERTIFICATE IS A "RESIDUAL  INTEREST" IN A "REAL ESTATE
MORTGAGE  INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED,  RESPECTIVELY,  IN SECTIONS 860G AND 860D OF THE INTERNAL
REVENUE CODE OF 1986 (THE "CODE").

         THIS  CERTIFICATE  HAS NOT BEEN AND WILL NOT BE REGISTERED  UNDER THE  SECURITIES ACT OF 1933, AS AMENDED,
OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED  UNLESS IT IS REGISTERED  PURSUANT TO SUCH
ACT AND LAWS OR IS SOLD OR  TRANSFERRED  IN  TRANSACTIONS  WHICH ARE EXEMPT  FROM  REGISTRATION  UNDER SUCH ACT AND
UNDER  APPLICABLE  STATE LAW AND IS  TRANSFERRED  IN ACCORDANCE  WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING
AND SERVICING AGREEMENT (THE "AGREEMENT").

         ANY  TRANSFEREE  OF THIS  CERTIFICATE  WILL BE DEEMED TO HAVE  REPRESENTED  BY VIRTUE OF ITS  PURCHASE  OR
HOLDING OF THIS  CERTIFICATE (OR INTEREST  THEREIN) THAT SUCH  TRANSFEREE IS NOT AN EMPLOYEE  BENEFIT PLAN OR OTHER
PLAN OR ARRANGEMENT  SUBJECT TO THE PROHIBITED  TRANSACTION  PROVISIONS OF THE EMPLOYEE  RETIREMENT INCOME SECURITY
ACT OF 1974,  AS AMENDED  ("ERISA"),  OR  SECTION  4975 OF THE CODE OR A PERSON  (INCLUDING  AN  INSURANCE  COMPANY
INVESTING ITS GENERAL  ACCOUNT,  AN  INVESTMENT  MANAGER,  A NAMED  FIDUCIARY OR A TRUSTEE OF ANY SUCH PLAN) WHO IS
USING "PLAN ASSETS" OF ANY SUCH PLAN TO EFFECT SUCH ACQUISITION.

         IF THIS  CERTIFICATE  (OR ANY  INTEREST  THEREIN)  IS ACQUIRED OR HELD BY ANY PERSON THAT DOES NOT SATISFY
THE  CONDITIONS  DESCRIBED  IN THE  PRECEDING  PARAGRAPH,  THEN THE LAST  PRECEDING  TRANSFEREE  THAT IS NOT A PLAN
INVESTOR SHALL BE RESTORED,  TO THE EXTENT  PERMITTED BY LAW, TO ALL RIGHTS AND  OBLIGATIONS  AS CERTIFICATE  OWNER
THEREOF  RETROACTIVE TO THE DATE OF SUCH TRANSFER OF THIS  CERTIFICATE.  THE TRUSTEE SHALL BE UNDER NO LIABILITY TO
ANY PERSON FOR MAKING ANY PAYMENTS DUE ON THIS CERTIFICATE TO SUCH PRECEDING TRANSFEREE.

         ANY PURPORTED  CERTIFICATE  OWNER WHOSE  ACQUISITION OR HOLDING OF THIS CERTIFICATE (OR INTEREST  THEREIN)
WAS EFFECTED IN VIOLATION OF THE  RESTRICTIONS  IN SECTION  5.02(E) OF THE POOLING AND  SERVICING  AGREEMENT  SHALL
INDEMNIFY AND HOLD HARMLESS THE DEPOSITOR,  THE TRUSTEE, THE MASTER SERVICER,  ANY SUBSERVICER,  AND THE TRUST FUND
FROM AND AGAINST ANY AND ALL LIABILITIES,  CLAIMS,  COSTS OR EXPENSES  INCURRED BY SUCH PARTIES AS A RESULT OF SUCH
ACQUISITION OR HOLDING.

         ANY  RESALE,  TRANSFER  OR  OTHER  DISPOSITION  OF  THIS  CERTIFICATE  MAY BE MADE  ONLY  IF THE  PROPOSED
TRANSFEREE  PROVIDES A TRANSFER  AFFIDAVIT TO THE MASTER  SERVICER AND THE TRUSTEE THAT (1) SUCH  TRANSFEREE IS NOT
(A) THE UNITED STATES,  ANY STATE OR POLITICAL  SUBDIVISION  THEREOF,  ANY POSSESSION OF THE UNITED STATES,  OR ANY
AGENCY OR INSTRUMENTALITY  OF ANY OF THE FOREGOING (OTHER THAN AN INSTRUMENTALITY  WHICH IS A CORPORATION IF ALL OF
ITS  ACTIVITIES  ARE  SUBJECT TO TAX AND EXCEPT FOR  FREDDIE  MAC,  A  MAJORITY  OF ITS BOARD OF  DIRECTORS  IS NOT
SELECTED BY SUCH GOVERNMENTAL UNIT), (B) A FOREIGN  GOVERNMENT,  ANY INTERNATIONAL  ORGANIZATION,  OR ANY AGENCY OR
INSTRUMENTALITY  OF EITHER OF THE  FOREGOING,  (C) ANY  ORGANIZATION  (OTHER  THAN  CERTAIN  FARMERS'  COOPERATIVES
DESCRIBED  IN SECTION  521 OF THE CODE)  WHICH IS EXEMPT  FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH
ORGANIZATION  IS SUBJECT TO THE TAX  IMPOSED BY SECTION 511 OF THE CODE  (INCLUDING  THE TAX IMPOSED BY SECTION 511
OF THE CODE ON UNRELATED  BUSINESS  TAXABLE INCOME),  (D) RURAL  ELECTRIC AND TELEPHONE  COOPERATIVES  DESCRIBED IN
SECTION  1381(A)(2)(C)  OF THE CODE, (E) AN ELECTING LARGE  PARTNERSHIP  UNDER SECTION 775(A) OF THE CODE (ANY SUCH
PERSON  DESCRIBED IN THE FOREGOING  CLAUSES (A), (B), (C), (D) OR (E) BEING HEREIN  REFERRED TO AS A  "DISQUALIFIED
ORGANIZATION"),  OR (F) AN AGENT OF A DISQUALIFIED  ORGANIZATION,  (2) NO PURPOSE OF SUCH TRANSFER IS TO IMPEDE THE
ASSESSMENT OR COLLECTION OF TAX AND (3) SUCH TRANSFEREE  SATISFIES CERTAIN  ADDITIONAL  CONDITIONS  RELATING TO THE
FINANCIAL CONDITION OF THE PROPOSED  TRANSFEREE.  NOTWITHSTANDING  THE REGISTRATION IN THE CERTIFICATE  REGISTER OR
ANY TRANSFER,  SALE OR OTHER  DISPOSITION  OF THIS  CERTIFICATE  TO A  DISQUALIFIED  ORGANIZATION  OR AN AGENT OF A
DISQUALIFIED  ORGANIZATION,  SUCH  REGISTRATION  SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT  WHATSOEVER  AND
SUCH PERSON SHALL NOT BE DEEMED TO BE A  CERTIFICATEHOLDER  FOR ANY PURPOSE HEREUNDER,  INCLUDING,  BUT NOT LIMITED
TO, THE RECEIPT OF  DISTRIBUTIONS  ON THIS  CERTIFICATE.  EACH HOLDER OF THIS  CERTIFICATE  BY  ACCEPTANCE  OF THIS
CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH.

Certificate No. R-1                                          Percentage Interest: 100.00%

Date of Pooling and Servicing Agreement                      Master Servicer:
and Cut-off Date:  July 1, 2006                              Residential Funding Corporation

                            HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES
                                                  SERIES 2006-KS6

                  evidencing a percentage interest in the distributions  allocable to the Class R
                  Certificates  with  respect to a Trust Fund  consisting  primarily  of mortgage loans on one- to four-family  residential  properties sold by RESIDENTIAL ASSET
                  SECURITIES CORPORATION

         This  Certificate  is  payable  solely  from the  assets  of the  Trust  Fund and  does not  represent  an obligation of or interest in Residential Asset Securities  Corporation,  the Master Servicer,  the Trustee referred to below or any of their affiliates.  Neither this Certificate nor the underlying  Mortgage Loans are guaranteed or insured by any governmental  agency or instrumentality or by Residential Asset Securities  Corporation,  the Master
Servicer,  the  Trustee or any of their  affiliates.  None of the  Depositor,  the Master  Servicer or any of their affiliates  will have any  obligation  with respect to any  certificate or other  obligation  secured by or payable from payments on the Certificates.

         This certifies that [Residential  Funding  Corporation] is the registered owner of the Percentage Interest evidenced by this  Certificate in certain  distributions  with respect to the Trust Fund consisting  primarily of a pool of adjustable  rate,  first [and junior] lien mortgage  loans on one- to  four-family  residential  properties
(the "Mortgage  Loans"),  sold by Residential  Asset Securities  Corporation  (hereinafter  called the "Depositor,"
which term  includes  any  successor  entity  under the  Agreement  referred to below).  The Trust Fund was created pursuant to a Pooling and Servicing  Agreement dated as specified above (the "Agreement)  among the Depositor,  the
Master  Servicer  and U.S.  Bank  National  Association,  as trustee (the  "Trustee"),  a summary of certain of the pertinent  provisions of which is set forth  hereafter.  To the extent not defined herein,  the  capitalized  terms used herein have the meanings  assigned in the  Agreement.  This  Certificate is issued under and is subject to the terms,  provisions and conditions of the Agreement,  to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Pursuant to the terms of the Agreement,  a distribution  will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution  Date"),  commencing as  described  in the  Agreement,  to the  Person in whose  name this  Certificate  is  registered  at the close of business on the last Business Day of the month  immediately  preceding the month of such  distribution (the "Record
Date"),  from the  related  Available  Distribution  Amount in an amount  equal to the  product  of the  Percentage
Interest  evidenced  by this  Certificate  and,  the amount of  interest  and  principal,  if any,  required  to be distributed to the Holders of Class R Certificates on such Distribution Date.

         Each Holder of this  Certificate  will be deemed to have agreed to be bound by the  restrictions set forth in the  Agreement  to the  effect  that (i) each  person  holding  or  acquiring  any  Ownership  Interest  in this
Certificate  must be a United  States  Person  and a  Permitted  Transferee,  (ii) the  transfer  of any  Ownership
Interest in this  Certificate  will be  conditioned  upon the  delivery to the Trustee of, among other  things,  an affidavit  to the effect  that it is a United  States  Person  and  Permitted  Transferee,  (ii) any  attempted  or purported  transfer of any  Ownership  Interest in this  Certificate  in  violation  of such  restrictions  will be absolutely null and void and will vest no rights in the purported  transferee,  and (iv) if any person other than a
United States Person and a Permitted  Transferee  acquires any Ownership  Interest in this Certificate in violation of such  restrictions,  then the Master  Servicer will have the right, in its sole discretion and without notice to the Holder of this  Certificate,  to sell this Certificate to a purchaser  selected by the Master  Servicer,  which purchaser may be the Master  Servicer,  or any affiliate of the Master  Servicer,  on such terms and  conditions as the Master Servicer may choose.

         Notwithstanding  the above,  the final  distribution on this  Certificate will be made after due notice of the pendency of such  distribution  and only upon  presentation  and surrender of this Certificate at the office or agency  appointed by the Trustee for that purpose in St. Paul,  Minnesota.  The Holder of this Certificate may have additional obligations with respect to this Certificate, including tax liabilities.

         No  transfer  of this  Class R  Certificate  will  be  made  unless  such  transfer  is  exempt  from  the registration  requirements of the Securities Act of 1933, as amended,  and any applicable  state securities laws or is made in accordance  with said Act and laws. In the event that such a transfer is to be made,  (i) the Trustee or the  Depositor  may  require an opinion of counsel  acceptable  to and in form and  substance  satisfactory  to the
Trustee  and the  Depositor  that such  transfer  is exempt  (describing  the  applicable  exemption  and the basis therefor)  from or is being made  pursuant to the  registration  requirements  of the  Securities  Act of 1933,  as amended,  and of any applicable  statute of any state and (ii) the transferee shall execute an investment letter in the form  described by the Agreement.  The Holder hereof  desiring to effect such transfer  shall,  and does hereby agree to,  indemnify the Trustee,  the  Depositor,  the Master  Servicer and the  Certificate  Registrar  acting on behalf of the Trustee  against  any  liability  that may result if the  transfer is not so exempt or is not made in accordance with such Federal and state laws.

         Any  Transferee  of this  Certificate  will be deemed to have  represented  by virtue of its  purchase  or holding of this  Certificate (or interest  therein) that such  transferee is not an employee  benefit plan or other plan or arrangement  subject to the prohibited  transaction  provisions of the Employee  Retirement Income Security
Act of 1974,  as amended  ("ERISA"),  or  Section  4975 of the Code or a person  (including  an  insurance  company investing its general  account,  an  investment  manager,  a named  fiduciary or a trustee of any such plan) who is using "plan assets" of any such plan to effect such acquisition.

         This  Certificate is one of a duly authorized issue of Certificates  issued in several Classes  designated
as  Home  Equity  Mortgage  Asset-Backed   Pass-Through   Certificates  of  the  Series  specified  hereon  (herein
collectively called the "Certificates").

         The  Certificates  are limited in right of payment to certain  collections  and recoveries  respecting the
Mortgage  Loans,  all as more  specifically  set forth herein and in the  Agreement.  In the event Master  Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master  Servicer,  to the extent  provided in the  Agreement,  from related  recoveries  on such  Mortgage Loan or from other cash that would have been distributable to Certificateholders.

         As provided in the  Agreement,  withdrawals  from the Custodial  Account  and/or the  Certificate  Account
created for the benefit of  Certificateholders  may be made by the Master  Servicer  from time to time for purposes other than distributions to  Certificateholders,  such purposes  including without limitation  reimbursement to the
Depositor and the Master Servicer of advances made, or certain expenses incurred, by either of them.

         The Agreement permits,  with certain  exceptions therein provided,  the amendment of the Agreement and the modification  of the rights and  obligations of the Depositor,  the Master  Servicer and the Trustee and the rights of the  Certificateholders  under the Agreement  from time to time by the  Depositor,  the Master  Servicer and the
Trustee  with the consent of the  Holders of  Certificates  evidencing  in the  aggregate  not less than 66% of the
Percentage  Interests  of each  Class of  Certificates  affected  thereby.  Any such  consent by the Holder of this
Certificate  shall be conclusive and binding on such Holder and upon all future holders of this  Certificate and of any Certificate  issued upon the transfer  hereof or in exchange  herefor or in lieu hereof whether or not notation of such  consent  is made upon the  Certificate.  The  Agreement  also  permits  the  amendment  thereof in certain circumstances  without  the  consent  of the  Holders  of  any  of the  Certificates  and,  in  certain  additional circumstances, without the consent of the Holders of certain Classes of Certificates.

         As provided in the Agreement and subject to certain  limitations  therein set forth,  the transfer of this
Certificate is registrable in the  Certificate  Register upon surrender of this  Certificate  for  registration  of transfer  at the  offices or agencies  appointed  by the  Trustee in St.  Paul,  Minnesota,  duly  endorsed  by, or accompanied  by an  assignment in the form below or other written  instrument of transfer in form  satisfactory  to the Trustee and the  Certificate  Registrar  duly  executed by the Holder  hereof or such  Holder's  attorney  duly authorized in writing, and thereupon one or more new Certificates of authorized  denominations  evidencing the same
Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

         The  Certificates  are  issuable  only as  registered  Certificates  without  coupons  in  Classes  and in denominations  specified in the Agreement.  As provided in the Agreement and subject to certain limitations therein set forth,  Certificates  are exchangeable  for new  Certificates of authorized  denominations  evidencing the same
Class and aggregate Percentage Interest, as requested by the  Holder surrendering the same.

         No service  charge will be made for any such  registration  of transfer or  exchange,  but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The  Depositor,  the  Master  Servicer,  the  Trustee,  the  Certificate  Registrar  and any  agent of the
Depositor,  the Master Servicer,  the Trustee or the Certificate  Registrar may treat the Person in whose name this
Certificate  is registered as the owner hereof for all purposes,  and none of the Depositor,  the Master  Servicer, the Trustee or any such agent shall be affected by notice to the contrary.

         This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

         The  obligations  created  by the  Agreement  in respect of the  Certificates  and the Trust Fund  created thereby shall terminate upon the payment to  Certificateholders  of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement.

         Unless the  certificate  of  authentication  hereon has been  executed by the  Certificate  Registrar,  by manual  signature,  this  Certificate  shall not be entitled to any benefit under the Agreement or be valid for any purpose.

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                                                              U.S. BANK NATIONAL ASSOCIATION,
                                                              as Trustee

                                                              By: _________________________________________________
                                                                  Authorized Signatory

Dated:_____________________

                                           CERTIFICATE OF AUTHENTICATION

         This is one of the Class R Certificates referred to in the within-mentioned Agreement.

                                                              U.S. BANK NATIONAL ASSOCIATION,
                                                              as Certificate Registrar

                                                              By:  _______________________________
                                                                  Authorized Signatory

                                                    ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

__________________________________________________________________________________________________________________
(Please  print or  typewrite  name and address  including  postal zip code of  assignee)  the  beneficial  interest evidenced by the within Trust  Certificate  and hereby  authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

         I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and
Class, to the above named assignee and deliver such Certificate to the following address:
___________________________________________________________________________________________________________________

Dated:_____________________                                   ____________________________________
                                                              Signature by or on behalf of assignor

___________________________________________________________________________________________________________________
                                                              Signature Guaranteed

                                             DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

Distributions   shall   be   made,   by   wire   transfer   or   otherwise,    in   immediately    available   fund
to____________________________________________________________________________
for the account of ________________________________________________________________________________________________
account number ____________________________________________________________________________________________________
or, if mailed by check, to ________________________________________________________________________________________

         Applicable statements should be mailed to:________________________________________________________________
___________________________________________________________________________________________________________________
___________________________________________________________________________________________________________________

         This  information  is  provided by  ___________________________________,  the  assignee  named  above,  or
______________________________, as its agent.

                                                                                                          EXHIBIT E

                                            FORM OF CUSTODIAL AGREEMENT

         THIS CUSTODIAL  AGREEMENT (as amended and supplemented  from time to time, the  "Agreement"),  dated as of
July 1, 2006, by and among U.S. BANK NATIONAL  ASSOCIATION,  as trustee (including its successors under the Pooling
Agreement defined below, the "Trustee"),  RESIDENTIAL ASSET SECURITIES  CORPORATION (together with any successor in interest,  the "Company"),  RESIDENTIAL  FUNDING  CORPORATION,  as master servicer  (together with any successor in interest or successor under the Pooling Agreement  referred to below, the "Master  Servicer") and WELLS FARGO BANK,
NATIONAL  ASSOCIATION  (together  with  any  successor  in  interest  or any  successor  appointed  hereunder,  the
"Custodian").

                                           W I T N E S S E T H T H A T:

         WHEREAS,  the Company,  the Master  Servicer,  and the Trustee  have entered into a Pooling and  Servicing
Agreement,  dated as of July 1, 2006,  relating to the issuance of Residential Asset Securities  Corporation,  Home
Equity  Mortgage  Asset-Backed  Pass-Through  Certificates,  Series  2006-KS6  (as in  effect  on the  date of this
Agreement,  the "Original  Pooling  Agreement,"  and as amended and  supplemented  from time to time,  the "Pooling
Agreement"); and

         WHEREAS,  the  Custodian  has agreed to act as agent for the Trustee for the  purposes  of  receiving  and holding  certain  documents  and other  instruments  delivered  by the  Company and the Master  Servicer  under the
Pooling Agreement, all upon the terms and conditions and subject to the limitations hereinafter set forth;

         NOW, THEREFORE,  in consideration of the premises and the mutual covenants and agreements  hereinafter set forth, the Trustee, the Company, the Master Servicer and the Custodian hereby agree as follows:

ARTICLE I

                                                    Definitions

         Capitalized  terms used in this Agreement and not defined  herein shall have the meanings  assigned in the
Original Pooling Agreement, unless otherwise required by the context herein.

ARTICLE II

                                           Custody of Mortgage Documents

Section 2.1_______Custodian to Act as Agent:  Acceptance of Custodial  Files.  The Company and the Master  Servicer
hereby  direct the Trustee to appoint  Wells Fargo Bank,  National  Association  as the  Custodian  hereunder.  The
Custodian,  as the duly appointed  agent of the Trustee for these purposes,  acknowledges  receipt of the Custodial
Files  relating to the Mortgage  Loans  identified  on the schedule  attached  hereto (the  "Custodial  Files") and declares  that it holds  and will hold the  Custodial  Files as agent for the  Trustee,  in trust,  for the use and benefit of all present and future Certificateholders.

Section 2.2_______Recordation  of  Assignments.  If any  Custodial  File  includes one or more  assignments  of the related  Mortgages  to the Trustee  that have not been  recorded,  each such  assignment  shall be delivered by the
Custodian  to the  Company for the purpose of  recording  it in the  appropriate  public  office for real  property records,  and the Company,  at no expense to the Custodian,  shall promptly cause to be recorded in the appropriate public office for real property  records each such  assignment  and, upon receipt  thereof from such public office, shall return each such assignment to the Custodian.

Section 2.3_______Review of Custodial Files.

(a)      On or prior to the Closing Date, the Custodian  shall deliver to the Trustee an Initial  Certification  in the form annexed  hereto as Exhibit One  evidencing  receipt of a Custodial  File for each  Mortgage Loan listed on the  Schedule  attached  hereto (the  "Mortgage  Loan  Schedule").  The parties  hereto  acknowledge  that  certain documents  referred to in Subsection  2.01(b)(i) of the Pooling Agreement may be missing on or prior to the Closing
Date and such missing documents shall be listed as a Schedule to Exhibit One.

(b)      Within 45 days after the Closing Date, the Custodian  agrees,  for the benefit of  Certificateholders,  to review each  Custodial  File and to deliver to the Trustee an Interim  Certification  in the form annexed hereto as
Exhibit Two to the effect that all documents  required to be delivered  pursuant to Section 2.01 (b) of the Pooling
Agreement  have been executed and received and that such documents  relate to the Mortgage Loans  identified on the
Mortgage Loan  Schedule,  except for any  exceptions  listed on Schedule A attached to such Interim  Certification.
For purposes of such review,  the Custodian  shall compare the following  information in each Custodial File to the corresponding  information  in the Mortgage Loan  Schedule:  (i) the loan number,  (ii) the borrower name and (iii)
the original  principal  balance.  In the event that any Mortgage Note or Assignment of Mortgage has been delivered to the Custodian by the Company in blank, the Custodian,  upon the direction of the Company,  shall cause each such
Mortgage  Note to be endorsed to the Trustee and each such  Assignment  of Mortgage to be  completed in the name of the Trustee prior to the date on which such Interim  Certification  is delivered to the Trustee.  Within 45 days of receipt of the  documents  required to be  delivered  pursuant to  Section 2.01(c)  of the Pooling  Agreement,  the
Custodian agrees,  for the benefit of the  Certificateholders,  to review each such document,  and upon the written request of the  Trustee  to  deliver to the  Trustee  an  updated  Schedule  A to the  Interim  Certification.  The
Custodian  shall be under no duty or  obligation  to  inspect,  review  or  examine  said  documents,  instruments, certificates  or other  papers  to  determine  that  the same are  genuine,  enforceable,  or  appropriate  for the represented  purpose or that they have  actually  been recorded or that they are other than what they purport to be on their  face,  or that the MIN is  accurate.  If in  performing  the  review  required  by this  Section 2.3  the
Custodian  finds any document or documents  constituting  a part of a Custodial  File to be missing or defective in respect of the items  reviewed as described in this  Section 2.3(b),  the  Custodian  shall  promptly so notify the
Company, the Master Servicer and the Trustee.

(c)      Upon receipt of all  documents  required to be in the Custodial  Files the Custodian  shall deliver to the
Trustee a Final  Certification  in the form annexed  hereto as Exhibit Three  evidencing  the  completeness  of the
Custodial Files.

         Upon receipt of written  request  from the  Trustee,  the Company or the Master  Servicer,  the  Custodian
shall as soon as  practicable  supply the Trustee  with a list of all of the  documents  relating  to the  Mortgage
Loans  required to be delivered  pursuant to  Section 2.01(b)  of the Pooling  Agreement not then  contained in the
Custodial Files.

Section 2.4_______Notification of Breaches of Representations and Warranties.  If the Custodian  discovers,  in the course of  performing  its  custodial  functions,  a breach of a  representation  or  warranty  made by the  Master
Servicer  or the  Company as set forth in the  Pooling  Agreement  with  respect to a Mortgage  Loan  relating to a
Custodial  File,  the  Custodian  shall give prompt  written  notice to the  Company,  the Master  Servicer and the
Trustee.

Section 2.5_______Custodian to Cooperate:  Release of Custodial  Files.  Upon the repurchase or substitution of any
Mortgage  Loan  pursuant to  Article II  of the Pooling  Agreement or payment in full of any Mortgage  Loan, or the receipt by the Master  Servicer of a notification  that payment in full will be escrowed in a manner  customary for such  purposes,  the Master  Servicer  shall  immediately  notify the  Custodian by  delivering  to the Custodian a
Request for Release (in the form of Exhibit Four  attached  hereto or a mutually  acceptable  electronic  form) and shall  request  delivery to it of the  Custodial  File.  The  Custodian  agrees,  upon  receipt of such Request for
Release,  promptly to release to the Master  Servicer  the related  Custodial  File.  Upon receipt of a Request for
Release from the Master  Servicer,  signed by a Servicing  Officer,  that (i) the Master Servicer or a Subservicer, as the case may be, has made a deposit  into the  Certificate  Account in payment  for the  purchase of the related
Mortgage  Loan in an amount equal to the Purchase  Price for such  Mortgage  Loan or (ii) the Company has chosen to substitute a Qualified  Substitute  Mortgage Loan for such Mortgage Loan, the Custodian shall release to the Master
Servicer the related  Custodial  File.  Upon written  notification  of a  substitution,  the Master  Servicer shall deliver to the  Custodian and the Custodian  agrees to accept the Mortgage  Note and other  documents  constituting the Custodial File with respect to any Qualified  Substitute  Mortgage Loan,  upon receiving  written  notification from the Master Servicer of such substitution.

         From time to time as is appropriate  for the servicing or  foreclosures  of any Mortgage Loan,  including, for this purpose,  collection under any Primary Insurance Policy or any Mortgage Pool Insurance Policy,  the Master
Servicer  shall deliver to the Custodian a Request for Release  certifying as to the reason for such release.  Upon receipt of the foregoing,  the Custodian shall deliver the Custodial File or such document to the Master  Servicer.
All  Custodial  Files so released to the Master  Servicer  shall be held by it in trust for the Trustee for the use and benefit of all present and future  Certificateholders.  The Master  Servicer shall cause each Custodial File or any document  therein so released to be returned to the Custodian when the need therefor by the Master  Servicer no longer  exists,  unless (i) the Mortgage Loan has been  liquidated  and the  Liquidation  Proceeds  relating to the
Mortgage  Loan have been  deposited in the Custodial  Account or (ii) the Custodial  File or such document has been delivered  to an  attorney,  or to a public  trustee or other  public  official as required by law, for purposes of initiating or pursuing  legal action or other  proceedings  for the  foreclosure of the Mortgaged  Property  either judicially  or  non-judicially,  and the Master  Servicer  has  delivered to the  Custodian an updated  Request for
Release signed by a Servicing  Officer  certifying as to the name and address of the Person to which such Custodial
File or such document was delivered and the purpose or purposes of such delivery.  Immediately  upon receipt of any
Custodial  File  returned  to  the  Custodian  by the  Master  Servicer,  the  Custodian  shall  deliver  a  signed acknowledgement to the Master Servicer, confirming receipt of such Custodial File.

         Upon the written  request of the Master  Servicer,  the Custodian will send to the Master  Servicer copies of any documents contained in the Custodial File.

Section 2.6_______Assumption  Agreements.  In the event that any assumption  agreement or substitution of liability agreement  is entered  into with respect to any Mortgage  Loan  subject to this  Agreement in  accordance  with the terms and  provisions  of the  Pooling  Agreement,  the  Master  Servicer  shall  notify  the  Custodian  that such assumption  or  substitution  agreement  has been  completed by  forwarding  to the  Custodian the original of such assumption or  substitution  agreement,  which shall be added to the related  Custodial File and, for all purposes, shall be  considered  a part of such  Custodial  File to the same  extent as all other  documents  and  instruments constituting parts thereof.

ARTICLE III

                                             Concerning the Custodian

Section 3.1_______Custodian a Bailee and Agent of the Trustee.  With respect to each  Mortgage  Note,  Mortgage and other  documents  constituting  each  Custodial  File  which are  delivered  to the  Custodian,  the  Custodian  is exclusively  the bailee and agent of the Trustee and has no  instructions to hold any Mortgage Note or Mortgage for the benefit of any person other than the Trustee,  holds such documents for the benefit of  Certificateholders  and undertakes  to perform such duties and only such duties as are  specifically  set forth in this  Agreement.  Except upon  compliance  with the  provisions  of  Section 2.5  of this  Agreement,  no Mortgage  Note,  Mortgage or other document  constituting  a part of a Custodial File shall be delivered by the Custodian to the Company or the Master
Servicer or otherwise released from the possession of the Custodian.

         The Master  Servicer shall  promptly  notify the Custodian in writing if it shall no longer be a member of
MERS, or if it otherwise  shall no longer be capable of  registering  and recording  Mortgage  Loans using MERS. In addition,  the Master Servicer shall  (i) promptly  notify the Custodian in writing when a MERS Mortgage Loan is no longer  registered  with and  recorded  under MERS and  (ii) concurrently  with any such  deregistration  of a MERS
Mortgage  Loan,  prepare,  execute and record an  original  assignment  from MERS to the  Trustee and deliver  such assignment to the Custodian.

Section 3.2_______Indemnification.  The Company  hereby agrees to indemnify  and hold the  Custodian  harmless from and against all claims,  liabilities,  losses,  actions,  suits or  proceedings  at law or in equity,  or any other expenses,  fees or charges of any  character or nature,  which the  Custodian may incur or with which the Custodian may be threatened  by reason of its acting as custodian  under this  Agreement,  including  indemnification  of the
Custodian  against any and all expenses,  including  attorney's fees if counsel for the Custodian has been approved by the Company,  and the cost of defending any action, suit or proceedings or resisting any claim.  Notwithstanding the  foregoing,  it is  specifically  understood  and agreed  that in the event any such  claim,  liability,  loss, action,  suit or proceeding or other expense,  fee or charge shall have been caused by reason of any negligent act, negligent  failure to act or willful  misconduct on the part of the Custodian,  or which shall constitute a willful breach of its duties hereunder, the indemnification provisions of this Agreement shall not apply.

Section 3.3_______Custodian  May Own  Certificates.  The  Custodian  in its  individual  or any other  capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Custodian.

Section 3.4_______Master Servicer to Pay Custodian's  Fees and Expenses.  The Master Servicer  covenants and agrees to pay to the Custodian  from time to time, and the Custodian  shall be entitled to,  reasonable  compensation  for all  services  rendered by it in the  exercise  and  performance  of any of the powers and duties  hereunder of the
Custodian,  and the Master  Servicer  shall pay or  reimburse  the  Custodian  upon its request for all  reasonable expenses,  disbursements  and advances  incurred or made by the Custodian in accordance  with any of the provisions of this Agreement  (including the reasonable  compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ),  except any such expense,  disbursement  or advance as may arise from its negligence or bad faith.

Section 3.5_______Custodian  May  Resign;  Trustee  May  Remove  Custodian.  The  Custodian  may  resign  from  the obligations  and duties hereby imposed upon it as such  obligations and duties relate to its acting as Custodian of the  Mortgage  Loans.  Upon  receiving  such notice of  resignation,  the Trustee  shall either take custody of the
Custodial  Files itself and give prompt notice thereof to the Company,  the Master  Servicer and the Custodian,  or
promptly appoint a successor Custodian by written instrument,  in duplicate,  one copy of which instrument shall be delivered to the resigning Custodian and one copy to the successor  Custodian.  If the Trustee shall not have taken custody  of the  Custodial  Files and no  successor  Custodian  shall  have  been so  appointed  and have  accepted appointment  within 30 days after the giving of such notice of  resignation,  the resigning  Custodian may petition any court of competent jurisdiction for the appointment of a successor Custodian.

         The Trustee,  at the  direction of the Master  Servicer and the Company,  may remove the  Custodian at any time.  In such event,  the Trustee  shall  appoint,  or petition a court of competent  jurisdiction  to appoint,  a successor Custodian  hereunder.  Any successor  Custodian shall be a depository  institution subject to supervision or  examination  by federal or state  authority  and shall be able to satisfy the other  requirements  contained in
Section 3.7 and shall be unaffiliated with the Master Servicer or the Company.

         Any  resignation or removal of the Custodian and appointment of a successor  Custodian  pursuant to any of the  provisions  of this  Section 3.5  shall become  effective  upon  acceptance  of  appointment  by the successor
Custodian.  The Trustee shall give prompt notice to the Company and the Master  Servicer of the  appointment of any successor  Custodian.  No successor  Custodian  shall be appointed by the Trustee without the prior approval of the
Company and the Master Servicer.

Section 3.6_______Merger or  Consolidation  of  Custodian.  Any Person  into which the  Custodian  may be merged or converted  or  with  which  it may be  consolidated,  or any  Person  resulting  from  any  merger,  conversion  or consolidation  to which the Custodian shall be a party, or any Person  succeeding to the business of the Custodian, shall be the  successor of the  Custodian  hereunder,  without the  execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary  notwithstanding;  provided that such successor is a depository  institution  subject to supervision or examination by federal or state  authority and is able to satisfy the other  requirements  contained in Section 3.7 and is  unaffiliated  with the Master Servicer or the Company.

Section 3.7_______Representations  of the  Custodian.  The  Custodian  hereby  represents  that it is a  depository institution  subject to  supervision or examination  by a federal or state  authority,  has a combined  capital and surplus of at least  $15,000,000  and is  qualified to do business in the  jurisdictions  in which it will hold any
Custodial File.

ARTICLE IV

                                           Compliance with Regulation AB

Section 4.1_______Intent of the  Parties;  Reasonableness.  The  parties  hereto  acknowledge  and  agree  that the purpose of this  Article IV  is to facilitate  compliance  by the Company with the  provisions of Regulation AB and related rules and  regulations of the Commission.  The Company shall not exercise its right to request  delivery of information  or other  performance  under these  provisions  other than in good faith,  or for purposes  other than compliance  with the Securities  Act, the Exchange Act and the rules and  regulations  of the Commission  under the
Securities  Act and  the  Exchange  Act.  Each of the  parties  hereto  acknowledges  that  interpretations  of the requirements  of  Regulation  AB may  change  over time,  whether  due to  interpretive  guidance  provided  by the
Commission  or its staff,  consensus  among  participants  in the  mortgage-backed  securities  markets,  advice of counsel,  or  otherwise,  and agrees to comply  with  requests  made by the  Company in good faith for  delivery of information under these provisions on the basis of evolving  interpretations  of Regulation AB. The Custodian shall cooperate  reasonably  with the Company to deliver to the Company  (including  any of its assignees or  designees), any and all disclosure,  statements,  reports,  certifications,  records and any other information necessary in the reasonable,  good faith  determination  of the  Company to permit the  Company  to comply  with the  provisions  of
Regulation AB.

Section 4.2_______Additional Representations and Warranties of the Custodian.

(a)      The Custodian  hereby  represents and warrants that the information  set forth under the caption  "Pooling and  Servicing  Agreement--Custodial  Arrangements"  (the  "Custodian  Disclosure")  in the  preliminary  prospectus supplement  relating to the Certificates and the final prospectus  supplement relating to the Certificates does not contain any untrue  statement of a material fact or omit to state a material fact required to be stated  therein or necessary in order to make the statements  therein,  in the light of the circumstances  under which they were made, not misleading.

(b)      The  Custodian  shall be deemed to  represent  to the  Company  as of the date  hereof and on each date on which  information  is  provided to the Company  under  Section 4.3  that,  except as  disclosed  in writing to the
Company  prior to such  date:  (i) there are no  aspects  of its  financial  condition  that  could have a material adverse  effect  on the  performance  by it of  its  Custodian  obligations  under  this  Agreement  or  any  other
Securitization  Transaction  as to which it is the  custodian;  (ii) there are no  material  legal or  governmental proceedings  pending (or known to be contemplated)  against it; and (iii) there are no affiliations,  relationships or transactions  relating to the Custodian with respect to the Company or any sponsor,  issuing  entity,  servicer, trustee,  originator,  significant obligor, enhancement or support provider or other material transaction party (as such terms are used in Regulation AB) relating to the  Securitization  Transaction  contemplated  by the Agreement, as identified by the Company to the Custodian in writing as of the Closing Date (each, a "Transaction Party").

(c)      If so requested by the Company on any date  following the Closing Date, the Custodian  shall,  within five
Business Days following  such request,  confirm in writing the accuracy of the  representations  and warranties set forth in paragraph (a) of this Section or,  if any such  representation and warranty is not accurate as of the date of  such  confirmation,  provide  reasonably  adequate  disclosure  of the  pertinent  facts,  in  writing,  to the requesting  party.  Any such  request  from the Company  shall not be given more than once each  calendar  quarter, unless  the  Company  shall  have a  reasonable  basis  for a  determination  that any of the  representations  and warranties may not be accurate.

Section 4.3_______Additional  Information  to Be Provided by the  Custodian.  For so long as the  Certificates  are outstanding,  for the purpose of satisfying the Company's reporting  obligation under the Exchange Act with respect to any class of Certificates,  the Custodian shall (a) notify the Company in writing of any material  litigation or governmental  proceedings  pending  against the  Custodian  that would be material to  Certificateholders,  and (b)
provide to the Company a written  description  of such  proceedings.  Any notices and  descriptions  required under this  Section 4.3  shall be given no later than five Business Days prior to the  Determination  Date  following the month in which the  Custodian has knowledge of the  occurrence  of the relevant  event.  As of the date the Company or Master  Servicer  files each Report on Form 10-D or Form 10-K  with respect to the  Certificates,  the Custodian will be  deemed  to  represent  that any  information  previously  provided  under  this  Section 4.3,  if any,  is materially  correct and does not have any material  omissions  unless the  Custodian has provided an update to such information.  For purposes of this Section 4.3,  "Determination  Date" shall mean, with respect to any Distribution
Date,  the 20th day (or if such 20th day is not a Business Day, the Business Day  immediately  following  such 20th day) of the month of the related  Distribution Date and  "Distribution  Date" shall mean, the 25th day of any month beginning in March 2006 or, if such 25th day is not a Business  Day, the Business Day  immediately  following  such
25th day.

Section 4.4_______Report on  Assessment  of  Compliance  and  Attestation.  On or before March 15 of each  calendar year, the Custodian shall:

(a)      deliver to the Company a report (in form and substance  reasonably  satisfactory to the Company) regarding the Custodian's  assessment of compliance with the Servicing  Criteria  during the immediately  preceding  calendar year,  as required  under Rules 13a-18 and 15d-18 of the Exchange Act and Item 1122 of  Regulation  AB. Such report shall be addressed to the Company and signed by an authorized  officer of the Custodian,  and shall address each of the Servicing Criteria specified on a certification substantially in the form of Exhibit Five hereto; and

(b)      deliver to the Company a report of a  registered  public  accounting  firm  reasonably  acceptable  to the
Company  that  attests to, and  reports on, the  assessment  of  compliance  made by the  Custodian  and  delivered pursuant to the preceding  paragraph.  Such  attestation  shall be in accordance with Rules  1-02(a)(3) and 2-02(g)
of Regulation S-X under the Securities Act and the Exchange Act.

Section 4.5_______Indemnification; Remedies.

(a)      The Custodian  shall  indemnify the Company,  each affiliate of the Company,  the Master Servicer and each broker dealer acting as underwriter,  placement agent or initial  purchaser of the  Certificates or each Person who controls  any of such  parties  (within the meaning of  Section 15  of the  Securities  Act and  Section 20  of the
Exchange Act);  and the  respective  present and former  directors,  officers,  employees and agents of each of the foregoing,  and  shall  hold  each of them  harmless  from and  against  any  losses,  damages,  penalties,  fines, forfeitures,  legal fees and expenses and related  costs,  judgments,  and any other costs,  fees and expenses that any of them may sustain arising out of or based upon:

(i)      (A)                        any untrue  statement of a material  fact  contained or alleged to be contained in the  Custodian  Disclosure  and any  information,  report,  certification,  accountants'  attestation  or  other material  provided  under  this  Article IV  by or  on  behalf  of  the  Custodian  (collectively,  the  "Custodian
Information"),  or (B) the  omission or alleged  omission to state in the  Custodian  Information  a material  fact required to be stated in the Custodian  Information  or necessary in order to make the statements  therein,  in the light of the circumstances under which they were made, not misleading; or

(ii)     any failure by the Custodian to deliver any information,  report, certification,  accountants' attestation or other material when and as required under this Article IV.

(b)      In the case of any failure of  performance  described  in clause  (ii) of  Section 4.5(a),  the  Custodian shall  promptly  reimburse  the  Company  for all costs  reasonably  incurred by the Company in order to obtain the information,  report,  certification,  accountants'  letter or other  material  not  delivered  as  required by the
Custodian.

ARTICLE V

                                             Miscellaneous Provisions

Section 5.1_______Notices.  All notices,  requests,  consents and demands and other  communications  required under this  Agreement  or pursuant to any other  instrument  or document  delivered  hereunder  shall be in writing  and, unless otherwise  specifically  provided,  may be delivered  personally,  by telegram or telex, or by registered or certified  mail,  postage  prepaid,  return  receipt  requested,  at the addresses  specified on the signature page hereof  (unless  changed by the particular  party whose address is stated herein by similar notice in writing);  in each case the notice will be deemed delivered when received.

Section 5.2_______Amendments.  No  modification  or amendment of or supplement to this Agreement  shall be valid or effective  unless the same is in writing  and signed by all parties  hereto,  and none of the  Company,  the Master
Servicer or the Trustee shall enter into any amendment of or  supplement to this  Agreement  except as permitted by the Pooling  Agreement.  The Trustee  shall give prompt  notice to the  Custodian of any amendment or supplement to the Pooling Agreement and furnish the Custodian with written copies thereof.

Section 5.3_______GOVERNING LAW. THIS  AGREEMENT  WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE  WITH THE LAWS OF
THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICT OF LAW PRINCIPLES  THEREOF,  OTHER THAN  SECTIONS 5-1401  AND
5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

Section 5.4_______Recordation of Agreement.  To the extent  permitted by applicable  law, this Agreement is subject to  recordation  in all  appropriate  public  offices  for  real  property  records  in all the  counties  or other comparable  jurisdictions in which any or all of the properties  subject to the Mortgages are situated,  and in any other  appropriate  public  recording  office or elsewhere,  such recordation to be effected by the Master Servicer and at its expense on  direction  by the Trustee  (pursuant  to the request of holders of  Certificates  evidencing undivided  interests in the aggregate of not less than 25% of the Trust Fund), but only upon direction  accompanied by an Opinion of Counsel  reasonably  satisfactory  to the Master Servicer to the effect that the failure to effect such recordation is likely to materially and adversely affect the interests of the Certificateholders.

         For the purpose of  facilitating  the  recordation  of this  Agreement  as herein  provided  and for other purposes, this Agreement may be executed  simultaneously in any number of counterparts,  each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

Section 5.5_______Severability  of  Provisions.  If any one or more of the  covenants,  agreements,  provisions  or terms of this  Agreement  shall be for any  reason  whatsoever  held  invalid,  then  such  covenants,  agreements, provisions or terms shall be deemed  severable  from the remaining  covenants,  agreements,  provisions or terms of this  Agreement  and  shall in no way  affect  the  validity  or  enforceability  of the other  provisions  of this
Agreement or of the Certificates or the rights of the holders thereof.

                                       [Signatures begin on following page]

                  IN WITNESS WHEREOF, this Agreement is executed as of the date first above written.

Address:                                                      U.S. BANK NATIONAL ASSOCIATION,
                                                             as Trustee
60 Livingston Avenue
EP-MN-WS3D
St. Paul, MN  55107
                                                             By:______________________________________
Attention:  Structured Finance/RASC Series 2006-KS6          Name:
                                                             Title:
Address:                                                      RESIDENTIAL ASSET SECURITIES CORPORATION

8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota 55437                                 By:________________________________________
                                                             Name:     Tim Jacobson
                                                              Title:   Vice President

Address:                                                      RESIDENTIAL FUNDING CORPORATION, as Master Servicer

8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota 55437                                 By:__________________________________________
                                                             Name:     Joseph Orning
                                                              Title:   Associate

Address:                                                      WELLS FARGO BANK, NATIONAL ASSOCIATION, as Custodian

Mortgage Document Custody
One Meridian Crossings - LL
Richfield, Minnesota 55423                                   By:__________________________________________
                                                             Name:
                                                              Title: Assistant Vice President

STATE OF MINNESOTA                          )
                                            )ss.:
COUNTY OF RAMSEY                            )

                  On the ____ day of  July 2006,  before  me, a notary  public  in and for said  State,  personally appeared  _____________,  known to me to be a _________  of U.S.  BANK  NATIONAL  ASSOCIATION,  a national  banking association  that executed the within  instrument,  and also known to me to be the person who executed it on behalf of said national banking  association and acknowledged to me that such national  banking  association  executed the within instrument.

                  IN WITNESS  WHEREOF,  I have  hereunto set my hand and affixed my official  seal the day and year in this certificate first above written.

                                                              ___________________________________
                                                                                  Notary Public

[Notarial Seal]

STATE OF MINNESOTA                  )
                                    )ss.:
COUNTY OF HENNEPIN                  )

                  On the ____ day of  July 2006,  before  me, a notary  public  in and for said  State,  personally appeared  ___________________,  known to me to be a ______________  of Residential  Asset Securities  Corporation.,
one of the  corporations  that executed the within  instrument,  and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

                  IN WITNESS  WHEREOF,  I have  hereunto set my hand and affixed my official  seal the day and year in this certificate first above written.

                                                              ___________________________________
                                                                                  Notary Public

[Notarial Seal]

STATE OF MINNESOTA                  )
                                    )ss.:
COUNTY OF HENNEPIN                  )

                  On the ____ day of  July 2006,  before  me, a notary  public  in and for said  State,  personally appeared  ___________________,  known to me to be a ______________ of Residential Funding  Corporation,  one of the
corporations that executed the within  instrument,  and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

                  IN WITNESS  WHEREOF,  I have  hereunto set my hand and affixed my official  seal the day and year in this certificate first above written.

                                                              ___________________________________
                                                                                  Notary Public

[Notarial Seal]

STATE OF                                    )
                                            )ss.:
COUNTY OF                                   )

                  On the ____ day of  July 2006,  before  me, a notary  public  in and for said  State,  personally appeared  ______________________,  known to me to be a  ______________________________  Wells Fargo Bank,  National
Association,  one of the entities  that executed the within  instrument,  and also known to me to be the person who executed it on behalf of said national  banking  association,  and  acknowledged  to me that such national  banking association executed the within instrument.

                  IN WITNESS  WHEREOF,  I have  hereunto set my hand and affixed my official  seal the day and year in this certificate first above written.

                                                              ____________________________________
                                                                                  Notary Public

[Notarial Seal]

                                                    EXHIBIT ONE

                                                 FORM OF CUSTODIAN
                                               INITIAL CERTIFICATION

                                                  July ___, 2006

U.S. Bank National Association
EP-MN-WS3D
60 Livingston Avenue
St. Paul, MN  55107
Attn: Structured Finance/RASC Series 2006-KS6

                  Re:      Custodial  Agreement,  dated  as of  July 1,  2006,  by and  among  U.S.  Bank  National
                           Association,  Residential Asset Securities Corporation,  Residential Funding Corporation
                           and  Wells  Fargo  Bank,  National   Association,   relating  to  Home  Equity  Mortgage
                           Asset-Backed Pass-Through Certificates Series 2006-KS6

Ladies and Gentlemen:

                  In  accordance  with  Section  2.3 of the  above-captioned  Custodial  Agreement,  and subject to
Section 2.02 of the Pooling  Agreement,  the  undersigned,  as Custodian,  hereby  certifies that it has received a
Custodial  File (which  contains an original  Mortgage Note or an original Lost Note  Affidavit  with a copy of the related  Mortgage Note) to the extent  required in  Section 2.01(b)  of the Pooling  Agreement with respect to each
Mortgage Loan listed in the Mortgage Loan Schedule, with any exceptions listed on Schedule A attached hereto.

                  Capitalized  words and phrases used herein shall have the  respective  meanings  assigned to them in the above-captioned Custodial Agreement.

                                                              WELLS FARGO BANK,
                                                              NATIONAL ASSOCIATION

                                                              By:________________________________
                                                              Name:______________________________
                                                              Title:_______________________________

                                                    EXHIBIT TWO

                                      FORM OF CUSTODIAN INTERIM CERTIFICATION

                                                  July ___, 2006

U.S. Bank National Association
EP-MN-WS3D
60 Livingston Avenue
St. Paul, MN  55107
Attn: Structured Finance, RASC Series 2006-KS6

                  Re:      Custodial  Agreement,  dated  as of  July 1,  2006,  by and  among  U.S.  Bank  National
                           Association,  Residential Asset Securities Corporation,  Residential Funding Corporation
                           and  Wells  Fargo  Bank,  National   Association,   relating  to  Home  Equity  Mortgage
                           Asset-Backed Pass-Through Certificates Series 2006-KS6

Ladies and Gentlemen:

                  In accordance with Section 2.3 of the above-captioned  Custodial Agreement,  the undersigned,  as
Custodian,  hereby  certifies  that it has  received a Custodial  File to the extent  required  pursuant to Section
2.01(b) of the Pooling  Agreement with respect to each Mortgage Loan listed in the Mortgage Loan  Schedule,  and it has reviewed the Custodial  File and the Mortgage Loan Schedule and has  determined  that:  all required  documents have been executed and received and that such  documents  relate to the Mortgage  Loans  identified on the Mortgage
Loan Schedule, with any exceptions listed on Schedule A attached hereto.

                  Capitalized  words and phrases used herein shall have the  respective  meanings  assigned to them in the above-captioned Custodial Agreement.

                                                              WELLS FARGO BANK,
                                                              NATIONAL ASSOCIATION

                                                              By:________________________________
                                                              Name:______________________________
                                                              Title:_______________________________

                                                   EXHIBIT THREE

                                       FORM OF CUSTODIAN FINAL CERTIFICATION

                                                  July ___, 2006

U.S. Bank National Association
EP-MN-WS3D
60 Livingston Avenue
St. Paul, MN  55107
Attn: Structured Finance, RASC Series 2006-KS6

                  Re:      Custodial  Agreement,  dated  as of  July 1,  2006,  by and  among  U.S.  Bank  National
                           Association,  Residential Asset Securities Corporation,  Residential Funding Corporation
                           and  Wells  Fargo  Bank,  National   Association,   relating  to  Mortgage  Asset-Backed
                           Pass-Through Certificates, Series 2006-KS6

Ladies and Gentlemen:

                  In accordance with Section 2.3 of the above-captioned  Custodial Agreement,  the undersigned,  as
Custodian,  hereby  certifies  that it has received a Custodial  File with respect to each  Mortgage Loan listed in the  Mortgage  Loan  Schedule  and it has  reviewed  the  Custodial  File and the  Mortgage  Loan  Schedule and has
determined  that:  all  required  documents  referred  to in Section  2.01(b) of the  Pooling  Agreement  have been executed  and  received  and that such  documents  relate to the Mortgage  Loans  identified  on the Mortgage  Loan
Schedule.

                  Capitalized  words and phrases used herein shall have the  respective  meanings  assigned to them in the above-captioned Custodial Agreement.

                                                              WELLS FARGO BANK,
                                                              NATIONAL ASSOCIATION

                                                              By:________________________________
                                                              Name:______________________________
                                                              Title:_______________________________

                                                   EXHIBIT FOUR

                                            FORM OF REQUEST FOR RELEASE

DATE:
TO:
RE: REQUEST FOR RELEASE OF DOCUMENTS

In  connection  with the  administration  of the pool of Mortgage  Loans held by you for the  referenced  pool,  we request the release of the Mortgage Loan File described below.

Pooling and Servicing Agreement, Dated:
Series#:
Account#:
Pool#:
Loan#:
MIN#:
Borrower Name(s):
Reason for Document Request: (circle one)            Mortgage Loan Prepaid in Full
                                                     Mortgage Loan Repurchased

"We hereby  certify  that all  amounts  received  or to be  received in  connection  with such  payments  which are required to be deposited have been or will be so deposited as provided in the Pooling and Servicing Agreement."

______________________________
Residential Funding Corporation
Authorized Signature

****************************************************************

TO  CUSTODIAN/TRUSTEE:  Please  acknowledge  this request,  and check off documents  being  enclosed with a copy of this form.  You should  retain this form for your files in  accordance  with the terms of the Pooling and Servicing
Agreement.

                  Enclosed Documents:                [ ] Promissory Note
                                                     [ ] Primary Insurance Policy
                                                     [ ] Mortgage or Deed of Trust
                                                     [ ] Assignment(s) of Mortgage or Deed of Trust
                                                     [ ] Title Insurance Policy
                                                     [ ] Other: ________________________

___________________________
Name
___________________________
Title
___________________________
Date

                                                   EXHIBIT FIVE

                          SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

         The assessment of compliance to be delivered by the Custodian  shall address,  at a minimum,  the criteria identified as below as "Applicable Servicing Criteria":

----------------------------------------------------------------------------------------------------- --------------------------
                                                                                                        APPLICABLE SERVICING
                                         SERVICING CRITERIA                                                   CRITERIA
----------------------------------------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------

          REFERENCE                                           CRITERIA
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------

                                                  GENERAL SERVICING CONSIDERATIONS
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------
1122(d)(1)(i)                   Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the transaction agreements.
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------
                                If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party's performance and compliance with such servicing
1122(d)(1)(ii)                  activities.
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------
                                Any requirements in the transaction agreements to maintain a
1122(d)(1)(iii)                 back-up servicer for the pool assets are maintained.
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------
                                A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction
1122(d)(1)(iv)                  agreements.
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------

                                                 CASH COLLECTION AND ADMINISTRATION
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------
                                Payments on pool assets are deposited into the appropriate custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of
1122(d)(2)(i)                   days specified in the transaction agreements.
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------
                                Disbursements made via wire transfer on behalf of an obligor or to
1122(d)(2)(ii)                  an investor are made only by authorized personnel.
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------
                                Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the
1122(d)(2)(iii)                 transaction agreements.
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------
                                The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of
                                overcollateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the transaction
1122(d)(2)(iv)                  agreements.
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------
                                Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements.
                                For purposes of this criterion, "federally insured depository institution" with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule
1122(d)(2)(v)                   13k-1(b)(1) of the Securities Exchange Act.
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------
                                Unissued checks are safeguarded so as to prevent unauthorized
1122(d)(2)(vi)                  access.
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------
                                Reconciliations are prepared on a monthly basis for all
                                asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items.
                                These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days
1122(d)(2)(vii)                 specified in the transaction agreements.
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------

                                                 INVESTOR REMITTANCES AND REPORTING
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------
                                Reports to investors, including those to be filed with the
                                Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with
                                investors' or the trustee's records as to the total unpaid principal balance and number of pool assets serviced by the
1122(d)(3)(i)                   servicer.
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------
                                Amounts due to investors are allocated and remitted in accordance with timeframes, distribution priority and other terms set forth in
1122(d)(3)(ii)                  the transaction agreements.
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------
                                Disbursements made to an investor are posted within two business days to the servicer's investor records, or such other number of
1122(d)(3)(iii)                 days specified in the transaction agreements.
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------
                                Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank
1122(d)(3)(iv)                  statements.
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------

                                                     POOL ASSET ADMINISTRATION
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------
                                Collateral or security on pool assets is maintained as required by
1122(d)(4)(i)                   the transaction agreements or related asset pool documents.
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------
                                Pool assets and related documents are safeguarded as required by
1122(d)(4)(ii)                  the transaction agreements.
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------
                                Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or
1122(d)(4)(iii)                 requirements in the transaction agreements.
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------
                                Payments on pool assets, including any payoffs, made in accordance with the related pool asset documents are posted to the servicer's obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items
1122(d)(4)(iv)                  (e.g., escrow) in accordance with the related pool asset documents.
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------
                                The servicer's records regarding the pool assets agree with the servicer's records with respect to an obligor's unpaid principal
1122(d)(4)(v)                   balance.
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------
                                Changes with respect to the terms or status of an obligor's pool asset (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the
1122(d)(4)(vi)                  transaction agreements and related pool asset documents.
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------
                                Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements
1122(d)(4)(vii)                 established by the transaction agreements.
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------
                                Records documenting collection efforts are maintained during the period a pool asset is delinquent in accordance with the
                                transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity's activities in monitoring delinquent pool assets including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed
1122(d)(4)(viii)                temporary (e.g., illness or unemployment).
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------
                                Adjustments to interest rates or rates of return for pool assets with variable rates are computed based on the related pool asset
1122(d)(4)(ix)                  documents.
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------
                                Regarding any funds held in trust for an obligor (such as escrow accounts): (A) such funds are analyzed, in accordance with the obligor's pool asset documents, on at least an annual basis, or such other period specified in the transaction agreements; (B)
                                interest on such funds is paid, or credited, to obligors in accordance with applicable pool asset documents and state laws; and
                                (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related pool asset, or such other number
1122(d)(4)(x)                   of days specified in the transaction agreements.
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------
                                Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such
1122(d)(4)(xi)                  other number of days specified in the transaction agreements.
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------
                                Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the servicer's funds and not charged to the obligor, unless the late payment was due to the
1122(d)(4)(xii)                 obligor's error or omission.
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------
                                Disbursements made on behalf of an obligor are posted within two business days to the obligor's records maintained by the servicer, or such other number of days specified in the transaction
1122(d)(4)(xiii)                agreements.
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------
                                Delinquencies, charge-offs and uncollectible accounts are
                                recognized and recorded in accordance with the transaction
1122(d)(4)(xiv)                 agreements.
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------
                                Any external enhancement or other support, identified in Item
                                1114(a)(1) through (3) or Item 1115 of Regulation AB, is maintained
1122(d)(4)(xv)                  as set forth in the transaction agreements.
------------------------------- --------------------------------------------------------------------- --------------------------

                                                        F-1-1

                                                         F-1
                                                                                                          EXHIBIT F

                                              MORTGAGE LOAN SCHEDULE

                                         [FILED HEREWITH AS EXHIBIT 99.1]

                                                         G-1

                                                         G-1
                                                                                                          EXHIBIT G

                                            FORM OF REQUEST FOR RELEASE

DATE:
TO:
RE:      REQUEST FOR RELEASE OF DOCUMENTS

In  connection  with the  administration  of the pool of Mortgage  Loans held by you for the  referenced  pool,  we request the release of the Mortgage Loan File described below.

Pooling and Servicing Agreement, Dated:
Series#:
Account#:
Pool#:
Loan#:
MIN#:
Borrower Name(s):
Reason for Document Request: (circle one)            Mortgage Loan Prepaid in Full
                                                     Mortgage Loan Repurchased

"We hereby  certify  that all  amounts  received  or to be  received in  connection  with such  payments  which are required to be deposited have been or will be so deposited as provided in the Pooling and Servicing Agreement."

______________________________
Residential Funding Corporation
Authorized Signature

****************************************************************

TO  CUSTODIAN/TRUSTEE:  Please  acknowledge  this request,  and check off documents  being  enclosed with a copy of this form.  You should  retain this form for your files in  accordance  with the terms of the Pooling and Servicing
Agreement.

                  Enclosed Documents:                [ ] Promissory Note
                                                     [ ] Primary Insurance Policy
                                                     [ ] Mortgage or Deed of Trust
                                                     [ ] Assignment(s) of Mortgage or Deed of Trust
                                                     [ ] Title Insurance Policy
                                                     [ ] Other: ________________________

___________________________
Name
___________________________
Title
___________________________
Date

                                                                                                        EXHIBIT H-1

                                     FORM OF TRANSFER AFFIDAVIT AND AGREEMENT

STATE OF                         )
                                 )ss.:
COUNTY OF                        )

         [NAME OF OFFICER], being first duly sworn, deposes and says:

1.       That he is [Title of Officer] of [Name of Owner] (record or beneficial  owner of the Home Equity  Mortgage
Asset-Backed  Pass-Through  Certificates,   Series  2006-KS6,  Class R  (the  "Owner")),  a  [savings  institution]
[corporation]  duly organized and existing under the laws of [the State of  ________________]  [the United States],
on behalf of which he makes this affidavit and agreement.

2.       That the Owner (i) is not and will not be a "disqualified  organization" or an electing large  partnership as of [date of transfer] within the meaning of Section  860E(e)(5) and 775,  respectively,  of the Internal Revenue
Code of 1986,  as amended (the "Code") or an electing  large  partnership  under Section  775(a) of the Code,  (ii)
will endeavor to remain other than a  disqualified  organization  for so long as it retains its ownership  interest in the  Class R  Certificates,  and (iii) is  acquiring  the  Class R  Certificates  for its own account or for the account of another Owner from which it has received an affidavit and  agreement in  substantially  the same form as this  affidavit  and  agreement.  (For  this  purpose,  a  "disqualified  organization"  means  an  electing  large partnership  under Section 775 of the Code,  the United States,  any state or political  subdivision  thereof,  any agency or  instrumentality  of any of the foregoing (other than an  instrumentality  all of the activities of which are  subject to tax and,  except for the  Federal  Home Loan  Mortgage  Corporation,  a majority  of whose board of directors is not selected by any such governmental  entity) or any foreign government,  international  organization or any agency or  instrumentality  of such foreign  government  or  organization,  any rural  electric or telephone cooperative,  or any organization (other than certain farmers'  cooperatives) that is generally exempt from federal income tax unless such organization is subject to the tax on unrelated business taxable income).

3.       That the Owner is aware (i) of the tax that would be  imposed on  transfers  of  Class R  Certificates  to disqualified  organizations  or an electing  large  partnership  under the Code,  that applies to all  transfers of
Class R  Certificates  after March 31, 1988;  (ii) that such tax would be on the  transferor  (or,  with respect to transfers to electing  large  partnerships,  on each such  partnership),  or, if such  transfer is through an agent
(which person includes a broker,  nominee or middleman) for a disqualified  organization,  on the agent; (iii) that the person  (other than with respect to  transfers to electing  large  partnerships)  otherwise  liable for the tax shall be relieved of  liability  for the tax if the  transferee  furnishes  to such  person an  affidavit  that the transferee  is not a  disqualified  organization  and,  at the time of  transfer,  such person does not have actual knowledge  that the  affidavit  is false;  and (iv) that the  Class R  Certificates  may be  "noneconomic  residual interests" within the meaning of Treasury  regulations  promulgated pursuant to the Code and that the transferor of a  noneconomic  residual  interest will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer was to impede the assessment or collection of tax.

4.       That the Owner is aware of the tax imposed on a  "pass-through  entity"  holding  Class R  Certificates if either the  pass-through  entity is an electing large  partnership  under Section 775 of the Code or if at any time during  the  taxable  year of the  pass-through  entity a  disqualified  organization  is the  record  holder of an interest in such entity.  (For this purpose,  a "pass through entity" includes a regulated  investment  company,  a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives.)

5.       That the Owner is aware that the Trustee  will not  register  the  transfer  of any  Class R  Certificates unless the transferee,  or the transferee's agent,  delivers to it an affidavit and agreement,  among other things, in  substantially  the same form as this  affidavit  and  agreement.  The Owner  expressly  agrees that it will not consummate  any such transfer if it knows or believes that any of the  representations  contained in such affidavit and agreement are false.

6.       That the Owner has reviewed the  restrictions  set forth on the face of the Class R -__  Certificates  and the  provisions of Section  5.02(f) of the Pooling and  Servicing  Agreement  under which the Class R  Certificates were issued (in  particular,  clause  (iii)(A) and  (iii)(B) of  Section  5.02(f)  which  authorize  the Trustee to deliver  payments to a person other than the Owner and  negotiate a mandatory  sale by the Trustee in the event the
Owner holds such  Certificates in violation of Section  5.02(f)).  The Owner expressly agrees to be bound by and to comply with such restrictions and provisions.

7.       That the Owner consents to any additional  restrictions  or  arrangements  that shall be deemed  necessary upon advice of counsel to constitute a reasonable  arrangement  to ensure that the Class R  Certificates  will only be owned, directly or indirectly, by an Owner that is not a disqualified organization.

8.       The Owner's Taxpayer Identification Number is ____________________.

9.       This  affidavit and agreement  relates only to the Class R  Certificates  held by the Owner and not to any other holder of the Class R  Certificates.  The Owner understands that the liabilities described herein relate only to the Class R Certificates.

10.      That no purpose of the Owner relating to the transfer of any of the Class R  Certificates  by the Owner is
or will be to impede the  assessment or collection of any tax; in making this  representation,  the Owner  warrants that the Owner is familiar with (i) Treasury  Regulation  1.860E-1(c) and recent amendments  thereto,  effective as of July 19, 2002,  and (ii) the preamble  describing the adoption of the  amendments to such  regulation,  which is attached hereto as Annex I.

11.      That the Owner has no present  knowledge or  expectation  that it will be unable to pay any United  States taxes  owed by it so  long  as any of the  Certificates  remain  outstanding.  In this  regard,  the  Owner  hereby represents  to and for the  benefit of the person  from whom it acquired  the  Class R  Certificate  that the Owner intends to pay taxes  associated  with holding such Class R  Certificate  as they become due,  fully  understanding that it may incur tax liabilities in excess of any cash flows generated by the Class R Certificate.

12.      That the Owner has no present  knowledge  or  expectation  that it will become  insolvent  or subject to a bankruptcy proceeding for so long as any of the Class R Certificates remain outstanding.

13.      The Owner is either (i) a citizen or resident of the United  States,  (ii) a  corporation,  partnership or other  entity  treated as a  corporation  or a  partnership  for U.S.  federal  income tax  purposes and created or organized in, or under the laws of, the United  States,  any state thereof or the District of Columbia  (other than a partnership that is not treated as a United States person under any applicable  Treasury  regulations),  (iii) an estate that is  described  in Section  7701(a)(30)(D)  of the Code,  or (iv) a trust that is  described  in Section
7701(a)(30)(E) of the Code.

14.      The Owner hereby  agrees that it will not cause income from the Class R  Certificates  to be  attributable to a foreign  permanent  establishment or fixed base (within the meaning of an applicable income tax treaty) of the
Owner or another United States taxpayer.

15.      The Owner hereby  certifies,  represents and warrants to, and covenants  with the  Depositor,  the Trustee and the Master  Servicer  that the  Certificates  are not being  acquired by, and will not be  transferred  to, any employee  benefit  plan or other  plan or  arrangement  subject to the  prohibited  transaction  provisions  of the
Employee  Retirement  Income Security Act of 1974, as amended  ("ERISA"),  or Section 4975 of the Internal  Revenue
Code of 1986,  as amended (the  "Code"),  or any person  (including  an  insurance  company  investing  its general account,  an  investment  manager,  a named  fiduciary or a trustee of any such plan) who is using "plan assets" of any such plan to effect such acquisition (each of the foregoing, a "Plan Investor").

         Capitalized  terms used but not  defined  herein  shall have the  meanings  assigned  in the  Pooling  and
Servicing Agreement.

         IN WITNESS  WHEREOF,  the Owner has caused this  instrument to be executed on its behalf,  pursuant to the authority of its Board of  Directors,  by its [Title of Officer] and its  corporate  seal to be hereunto  attached, attested by its [Assistant] Secretary, this ____ day of ______________ 200__.

                                                     [NAME OF OWNER]

                                                     By: ___________________________________
                                                     [Name of Officer]
                                                     [Title of Officer]

[Corporate Seal]

ATTEST:

______________________________
[Assistant] Secretary

                  Personally  appeared  before me the  above-named  [Name of Officer],  known or proved to me to be the same  person who  executed  the  foregoing  instrument  and to be the  [Title of  Officer]  of the  Owner,  and
acknowledged to me that he executed the same as his free act and deed and the free act and deed of the Owner.

                  Subscribed and sworn before me this  _________________ day of __________, 200_.

                                                     __________________________________________
                                                     NOTARY PUBLIC

                                                     COUNTY OF ______________________________
                                                     STATE OF ________________________________
                                                     My Commission expires the ___ day of __________, 20__

                                                                                             ANNEX I TO EXHIBIT H-1

                                            DEPARTMENT OF THE TREASURY

                                             Internal Revenue Service

                                              26 CFR Parts 1 and 602

                                                     [TD 9004]

                                                   RIN 1545-AW98

                                     Real Estate Mortgage Investment Conduits

                                 AGENCY: Internal Revenue Service (IRS), Treasury.

                                            ACTION: Final regulations.

                      -----------------------------------------------------------------------

SUMMARY:  This document  contains  final  regulations  relating to safe harbor  transfers of  noneconomic  residual interests  in real  estate  mortgage  investment  conduits  (REMICs).  The  final  regulations  provide  additional limitations on the circumstances under which transferors may claim safe harbor treatment.

DATES: Effective Date: These regulations are effective July 19, 2002.

Applicability Date: For dates of applicability, see Sec. 1.860E-(1)(c)(10).

FOR FURTHER INFORMATION CONTACT: Courtney Shepardson at (202) 622-3940 (not a toll-free number).

SUPPLEMENTARY INFORMATION:

Paperwork Reduction Act

         The  collection of information  in this final rule has been reviewed and,  pending  receipt and evaluation of public  comments,  approved  by the Office of  Management  and Budget  (OMB) under 44 U.S.C.  3507 and  assigned control number 1545-1675.

         The  collection of  information  in this  regulation is in Sec.  1.860E-1(c)(5)(ii).  This  information is required to enable the IRS to verify that a taxpayer is  complying  with the  conditions  of this  regulation.  The collection of  information  is mandatory and is required.  Otherwise,  the taxpayer will not receive the benefit of safe harbor  treatment as provided in the regulation.  The likely  respondents are businesses and other  for-profit institutions.

         Comments on the  collection of information  should be sent to the Office of Management  and Budget,  Attn:
Desk Officer for the Department of the Treasury,  Office of Information  and Regulatory  Affairs,  Washington,  DC,
20503,  with  copies  to the  Internal  Revenue  Service,  Attn:  IRS  Reports  Clearance  Officer,  W:CAR:MP:FP:S,
Washington,  DC 20224.  Comments  on the  collection  of  information  should be received by  September  17,  2002.
Comments are specifically requested concerning:

o        Whether the  collection of  information  is necessary for the proper  performance  of the functions of the
              Internal Revenue Service, including whether the information will have practical utility;

o        The accuracy of the estimated burden associated with the collection of information (see below);

o        How the quality, utility, and clarity of the information to be collected may be enhanced;

o        How the burden of complying  with the collection of information  may be minimized,  including  through the application of automated collection techniques or other forms of information technology; and

o        Estimates of capital or start-up  costs and costs of  operation,  maintenance,  and purchase of service to provide information.

         An agency  may not  conduct or  sponsor,  and a person is not  required  to respond  to, a  collection  of information unless it displays a valid control number assigned by the Office of Management and Budget.

         The estimated total annual reporting  burden is 470 hours,  based on an estimated number of respondents of
470 and an estimated average annual burden hours per respondent of one hour.

         Books or records  relating to a collection of  information  must be retained as long as their contents may become  material  in the  administration  of any  internal  revenue  law.  Generally,  tax  returns  and tax return information are confidential, as required by 26 U.S.C. 6103.

Background

         This  document  contains  final  regulations  regarding  the  proposed  amendments  to 26 CFR part 1 under section  860E of the  Internal  Revenue  Code  (Code).  The  regulations  provide the  circumstances  under which a transferor of a noneconomic REMIC residual interest meeting the investigation and  representation  requirements may avail itself of the safe harbor by satisfying either the formula test or the asset test.

         Final regulations  governing REMICs,  issued in 1992,  contain rules governing the transfer of noneconomic
REMIC residual  interests.  In general,  a transfer of a noneconomic  residual  interest is disregarded for all tax purposes  if a  significant  purpose of the  transfer  is to enable the  transferor  to impede  the  assessment  or collection  of tax. A purpose to impede the  assessment or  collection  of tax (a wrongful  purpose)  exists if the transferor,  at the time of the transfer,  either knew or should have known that the transferee  would be unwilling or unable to pay taxes due on its share of the REMIC's  taxable  income.  Under a safe harbor,  the transferor of a
REMIC  noneconomic  residual interest is presumed not to have a wrongful purpose if two requirements are satisfied:
(1) the transferor conducts a reasonable  investigation of the transferee's  financial condition (the investigation requirement);  and (2) the  transferor  secures  a  representation  from  the  transferee  to the  effect  that the transferee  understands  the tax obligations  associated with holding a residual  interest and intends to pay those taxes (the representation requirement).

         The IRS and Treasury have been concerned that some  transferors of noneconomic  residual  interests  claim they  satisfy  the safe harbor  even in  situations  where the  economics  of the  transfer  clearly  indicate  the transferee  is  unwilling  or unable to pay the tax  associated  with holding the  interest.  For this  reason,  on
February  7,  2000,  the IRS  published  in the  Federal  Register  (65 FR 5807) a notice  of  proposed  rulemaking
(REG-100276-97;  REG-122450-98) designed to clarify the safe harbor by adding the "formula test," an economic test.
The proposed  regulation  provides that the safe harbor is unavailable  unless the present value of the anticipated tax  liabilities  associated  with holding the residual  interest does not exceed the sum of: (1) The present value of any  consideration  given to the  transferee  to acquire the  interest;  (2) the present  value of the  expected future  distributions  on the interest;  and (3) the present value of the anticipated  tax savings  associated with holding the interest as the REMIC generates losses.

         The notice of proposed  rulemaking  also contained rules for FASITs.  Section 1.860H-6(g)  of the proposed regulations  provides  requirements  for  transfers  of FASIT  ownership  interests  and  adopts a safe  harbor  by reference to the safe harbor  provisions of the REMIC  regulations.  In February 2001, the IRS published Rev. Proc.
2001-12  (2001-3  I.R.B.  335) to set forth an alternative  safe harbor that taxpayers  could use while the IRS and the Treasury  considered comments on the proposed  regulations.  Under the alternative safe harbor, if a transferor meets the investigation  requirement and the representation  requirement but the transfer fails to meet the formula test,  the  transferor  may invoke the safe harbor if the  transferee  meets a two-prong  test (the asset test).  A transferee  generally  meets the first prong of this test if, at the time of the  transfer,  and in each of the two years preceding the year of transfer,  the transferee's  gross assets exceed $100 million and its net assets exceed
$10 million. A transferee  generally meets the second prong of this test if it is a domestic,  taxable  corporation and agrees in writing not to transfer the interest to any person other than another domestic,  taxable  corporation that also  satisfies  the  requirements  of the asset  test.  A  transferor  cannot  rely on the asset  test if the transferor  knows, or has reason to know,  that the transferee will not comply with its written  agreement to limit the restrictions on subsequent transfers of the residual interest.

         Rev.  Proc.  2001-12  provides  that the asset test  fails to be  satisfied  in the case of a transfer  or assignment of a noneconomic  residual interest to a foreign branch of an otherwise eligible  transferee.  If such a transfer  or  assignment  were  permitted,  a  corporate  taxpayer  might seek to claim that the  provisions  of an applicable  income tax treaty would resource  excess  inclusion  income as foreign  source  income,  and that, as a consequence,  any U.S. tax liability  attributable  to the excess  inclusion  income could be offset by foreign tax credits.  Such a claim would impede the assessment or collection of U.S. tax on excess inclusion  income,  contrary to the  congressional  purpose of assuring  that such income will be taxable in all  events.  See,  e.g.,  sections
860E(a)(1), (b), (e) and 860G(b) of the Code.

         The Treasury and the IRS have learned that certain taxpayers  transferring  noneconomic residual interests to foreign  branches  have  attempted to rely on the formula  test to obtain safe harbor  treatment in an effort to impede the assessment or collection of U.S. tax on excess  inclusion  income.  Accordingly,  the final  regulations provide that if a noneconomic  residual interest is transferred to a foreign permanent  establishment or fixed base of a U.S.  taxpayer,  the  transfer is not eligible  for safe harbor  treatment  under either the asset test or the formula test. The final  regulations  also require a transferee to represent that it will not cause income from the noneconomic residual interest to be attributable to a foreign permanent establishment or fixed base.

         Section  1.860E-1(c)(8)  provides  computational  rules that a taxpayer may use to qualify for safe harbor status under the formula test.  Section  1.860E-1(c)(8)(i)  provides that the  transferee is presumed to pay tax at a rate equal to the highest rate of tax specified in section  11(b).  Some  commentators  were  concerned that this presumed  rate of  taxation  was too high  because  it does not take into  consideration  taxpayers  subject to the alternative  minimum tax rate.  In light of the comments  received,  this  provision  has been amended in the final regulations to allow certain  transferees that compute their taxable income using the alternative  minimum tax rate to use the alternative minimum tax rate applicable to corporations.

         Additionally,  Sec.  1.860E-1(c)(8)(iii)  provides  that the present  values in the formula test are to be computed using a discount rate equal to the  applicable  Federal  short-term  rate  prescribed by section  1274(d).
This is a change from the proposed  regulation and Rev. Proc.  2001-12.  In those publications the provision stated
that   "present  values are computed  using a discount  rate equal to the  applicable  Federal rate  prescribed  in section  1274(d)  compounded  semiannually"  and that "[a] lower  discount rate may be used if the  transferee  can demonstrate  that it regularly  borrows,  in the course of its trade or business,  substantial  funds at such lower rate from an  unrelated  third  party."  The IRS and the  Treasury  Department  have  learned  that,  based on this provision,  certain  taxpayers have been  attempting to use  unrealistically  low or zero interest rates to satisfy the formula test,  frustrating  the intent of the test.  Furthermore,  the Treasury  Department and the IRS believe that a rule allowing for a rate other than a rate based on an objective index would add  unnecessary  complexity to the safe harbor.  As a result,  the rule in the  proposed  regulations  that  permits a  transferee  to use a lower discount rate, if the transferee can demonstrate that it regularly  borrows  substantial  funds at such lower rate, is not included in the final  regulations;  and the Federal short-term rate has been substituted for the applicable
Federal  rate.  To  simplify  taxpayers'  computations,  the final  regulations  allow use of any of the  published short-term rates,  provided that the present values are computed with a corresponding  period of compounding.  With the  exception of the  provisions  relating to transfers to foreign  branches,  these  changes  generally  have the proposed  applicability  date of February 4, 2000,  but taxpayers may choose to apply the interest rate formula set forth in the proposed regulation and Rev. Proc. 2001-12 for transfers occurring before November 19, 2002.

         It is anticipated  that when final  regulations  are adopted with respect to FASITs,  Sec.  1.860H-6(g) of the  proposed  regulations  will be adopted in  substantially  its  present  form,  with the result  that the final regulations  contained in this document will also govern transfers of FASIT ownership  interests with substantially the same applicability date as is contained in this document.

Effect on Other Documents

         Rev. Proc.  2001-12  (2001-3 I.R.B.  335) is obsolete for transfers of noneconomic  residual  interests in
REMICs occurring on or after November 19, 2002.

Special Analyses

         It is  hereby  certified  that  these  regulations  will  not  have a  significant  economic  impact  on a substantial  number  of  small  entities.  This  certification  is based on the  fact  that it is  unlikely  that a substantial  number of small  entities will hold REMIC  residual  interests.  Therefore,  a Regulatory  Flexibility
Analysis under the Regulatory  Flexibility  Act (5 U.S.C.  chapter 6) is not required.  It has been determined that this Treasury  decision is not a significant  regulatory action as defined in Executive Order 12866.  Therefore,  a regulatory  assessment  is not  required.  It also has been  determined  that  sections  553(b)  and  553(d) of the
Administrative Procedure Act (5 U.S.C. chapter 5) do not apply to these regulations.

Drafting Information

         The principal author of these regulations is Courtney  Shepardson.  However,  other personnel from the IRS and Treasury Department participated in their development.

List of Subjects

26 CFR Part 1

         Income taxes, Reporting and record keeping requirements.

26 CFR Part 602

         Reporting and record keeping requirements.
         Adoption of Amendments to the Regulations

         Accordingly, 26 CFR parts 1 and 602 are amended as follows:

PART 1--INCOME TAXES

         Paragraph 1. The authority citation for part 1 continues to read in part as follows:

         Authority: 26 U.S.C. 7805 * * *

                                                                                                        EXHIBIT H-2

                                          FORM OF TRANSFEROR CERTIFICATE

                                                                                               ______________, 20__

U.S. Bank National Association
EP-MN-WS3D
60 Livingston Avenue
St. Paul, MN 55107
Attention:  Structured Finance/RASC Series 2006-KS6

                  Re:      Mortgage Asset-Backed Pass-Through Certificates, Series 2006-KS6

Ladies and Gentlemen:

         This  letter  is  delivered  to you in  connection  with the  transfer  by  ________________________  (the
"Seller") to  ______________________  (the "Purchaser") of $___________  Initial  Certificate  Principal Balance of
Mortgage  Asset-Backed  Pass-Through  Certificates,  Series  2006-KS6,  Class R (the  "Certificates"),  pursuant to
Section 5.02 of the Pooling and Servicing  Agreement (the "Pooling and Servicing  Agreement"),  dated as of July 1,
2006  among  Residential  Asset  Securities  Corporation,  as  depositor  (the  "Depositor"),  Residential  Funding
Corporation,  as master servicer,  and U.S. Bank National Association,  as trustee (the "Trustee").  All terms used herein and not  otherwise  defined shall have the meanings set forth in the Pooling and  Servicing  Agreement.  The
Seller hereby certifies, represents and warrants to, and covenants with, the Depositor and the Trustee that:

1.       No purpose of the Seller  relating to the transfer of the  Certificate  by the Seller to the  Purchaser is
or will be to impede the assessment or collection of any tax.

2.       The Seller  understands  that the  Purchaser  has  delivered  to the  Trustee  and the  Master  Servicer a transfer  affidavit and  agreement in the form attached to the Pooling and Servicing  Agreement as Exhibit H-1. The
Seller does not know or believe that any representation contained therein is false.

3.       The  Seller  has at the  time of the  transfer  conducted  a  reasonable  investigation  of the  financial condition of the Purchaser as contemplated by Treasury  Regulations Section  1.860E-1(c)(4)(i)  and, as a result of that  investigation,  the Seller has determined that the Purchaser has  historically  paid its debts as they become due and has found no  significant  evidence to indicate  that the  Purchaser  will not continue to pay its debts as they  become due in the future.  The Seller  understands  that the  transfer  of a Class R  Certificate  may not be respected  for United  States  income tax  purposes  (and the Seller may  continue  to be liable for United  States income taxes associated therewith) unless the Seller has conducted such an investigation.

4.       The Seller has no actual  knowledge that the proposed  Transferee is not both a United States Person and a
Permitted Transferee.

                                                     Very truly yours,

                                                     _______________________________________
                                                                            (Seller)

                                                     By: ____________________________________
                                                     Name: __________________________________
                                                     Title: ___________________________________

                                                                                                          EXHIBIT I

                                      FORM OF INVESTOR REPRESENTATION LETTER

                                                                                               ______________, 20__

Residential Asset Securities Corporation
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, MN  55437

U.S. Bank National Association
EP-MN-WS3D
60 Livingston Avenue
St. Paul, MN 55107
Attention:  Structured Finance/RASC Series 2006-KS6

Residential Funding Corporation
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, MN  55437
Attention:  Residential Funding Corporation Series 2006-KS6

         Re:      Home Equity Mortgage Asset-Backed Pass-Through Certificates,
                  Series 2006-KS6, Class [B] [SB] [R]

Ladies and Gentlemen:

         _________________________  (the  "Purchaser")  intends to purchase from  ___________________________  (the
"Seller")  $_____________  Initial Certificate Principal Balance of Home Equity Mortgage Asset-Backed  Pass-Through
Certificates,  Series  2006-KS6,  Class [B]  [SB] [R] (the  "Certificates"),  issued  pursuant  to the  Pooling and
Servicing  Agreement  (the "Pooling and Servicing  Agreement"),  dated as of July 1, 2006 among  Residential  Asset
Securities Corporation,  as depositor (the "Depositor"),  Residential Funding Corporation,  as master servicer (the
"Master Servicer"),  and U.S. Bank National Association,  as trustee (the "Trustee"). All terms used herein and not otherwise  defined shall have the meanings set forth in the Pooling and Servicing  Agreement.  The Purchaser hereby certifies,  represents  and warrants to, and covenants  with, the  Depositor,  the Trustee and the Master  Servicer that:

1.       The  Purchaser  understands  that (a) the  Certificates  have not  been  and  will  not be  registered  or qualified  under the Securities Act of 1933, as amended (the "Act") or any state  securities law,
                  (b)  the  Depositor  is not  required  to so  register  or  qualify  the  Certificates,  (c)  the
                  Certificates  may be resold only if registered  and qualified  pursuant to the  provisions of the
                  Act or any state securities law, or if an exemption from such  registration and  qualification is available,  (d) the Pooling and Servicing Agreement contains restrictions  regarding the transfer of the Certificates and (e) the Certificates will bear a legend to the foregoing effect.

2.       The Purchaser is acquiring the  Certificates  for its own account for investment  only and not with a view to or for sale in connection with any  distribution  thereof in any manner that would violate the
                  Act or any applicable state securities laws.

3.       The  Purchaser is (a) a  substantial,  sophisticated  institutional  investor  having such  knowledge  and experience in financial and business  matters,  and, in  particular,  in such matters  related to securities  similar to the  Certificates,  such that it is capable of  evaluating  the merits and risks  of  investment  in the  Certificates,  (b)  able to bear  the  economic  risks  of such an investment  and (c) an  "accredited  investor"  within  the  meaning of Rule  501(a)  promulgated pursuant to the Act.

4.       The Purchaser has been  furnished  with,  and has had an  opportunity to review (a) [a copy of the Private
                  Placement Memorandum,  dated ___________________,  20__, relating to the Certificates (b)] a copy of the  Pooling  and  Servicing  Agreement  and [b] [c] such  other  information  concerning  the
                  Certificates,  the Mortgage  Loans and the Depositor as has been  requested by the Purchaser from the  Depositor  or the Seller  and is  relevant  to the  Purchaser's  decision  to  purchase  the
                  Certificates.  The  Purchaser  has had any  questions  arising  from such review  answered by the
                  Depositor  or the  Seller  to the  satisfaction  of the  Purchaser.  [If  the  Purchaser  did not
                  purchase the  Certificates  from the Seller in connection  with the initial  distribution  of the
                  Certificates   and  was  provided  with  a  copy  of  the  Private   Placement   Memorandum  (the
                  "Memorandum")  relating to the original sale (the  "Original  Sale") of the  Certificates  by the
                  Depositor,  the Purchaser  acknowledges  that such  Memorandum  was provided to it by the Seller, that  the  Memorandum  was  prepared  by the  Depositor  solely  for use in  connection  with the
                  Original Sale and the Depositor did not  participate  in or facilitate in any way the purchase of the  Certificates  by the Purchaser from the Seller,  and the Purchaser  agrees that it will look solely to the Seller and not to the  Depositor  with respect to any damage,  liability,  claim or expense arising out of,  resulting from or in connection  with (a) error or omission,  or alleged error or omission,  contained in the  Memorandum,  or (b) any  information,  development or event arising after the date of the Memorandum.]

5.       The  Purchaser  has not and will not nor has it  authorized  or will it authorize any person to (a) offer, pledge,  sell, dispose of or otherwise transfer any Certificate,  any interest in any Certificate or any other  similar  security to any person in any  manner,  (b) solicit any offer to buy or to accept  a  pledge,  disposition  of  other  transfer  of any  Certificate,  any  interest  in any
                  Certificate or any other similar security from any person in any manner,  (c) otherwise  approach or  negotiate  with respect to any  Certificate,  any  interest in any  Certificate  or any other similar  security with any person in any manner,  (d) make any general  solicitation  by means of general  advertising or in any other manner or (e) take any other action,  that (as to any of (a)
                  through (e) above) would  constitute a distribution of any Certificate  under the Act, that would render  the  disposition  of any  Certificate  a  violation  of Section 5 of the Act or any state securities  law, or that would  require  registration  or  qualification  pursuant  thereto.  The
                  Purchaser  will not sell or otherwise  transfer  any of the  Certificates,  except in  compliance with the provisions of the Pooling and Servicing Agreement.

6.       The  Purchaser  hereby  certifies,  represents  and warrants to, and  covenants  with the  Depositor,  the
                  Trustee and the Master  Servicer  that the  Purchaser  is not an employee  benefit  plan or other plan or arrangement subject to the prohibited  transaction  provisions of the Employee Retirement
                  Income Security Act of 1974, as amended  ("ERISA"),  or Section 4975 of the Internal Revenue Code
                  of 1986, as amended (the "Code"),  or any person  (including an insurance  company  investing its general account,  an investment  manager, a named fiduciary or a trustee of any such plan) who is using "plan assets" of any such plan to effect such acquisition.

         In  addition,  the  Purchaser  hereby  certifies,  represents  and warrants to, and  covenants  with,  the
Depositor,  the Trustee and the Master Servicer that the Purchaser will not transfer such  Certificates to any Plan
Investor or person  unless either such Plan  Investor or person meets the  requirements  set forth in either (a) or
(b) above.

                                                              Very truly yours,

                                                              _____________________________________________________
                                                              (Purchaser)

                                                              By:__________________________________________________
                                                              Name:________________________________________________
                                                              Title:_______________________________________________

                                                                                                         EXHIBIT J

                                     FORM OF TRANSFEROR REPRESENTATION LETTER

                                                                                               ______________, 20__

Residential Asset Securities Corporation
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota 55437

U.S. Bank National Association
EP-MN-WS3D
60 Livingston Avenue
St. Paul, MN 55107
Attention: Structured Finance/RASC Series 2006-KS6

         Re:      Home Equity Mortgage Asset-Backed  Pass-Through Certificates,
                  Series 2006-KS6, Class [B] [SB] [R]

Ladies and Gentlemen:

                  In connection  with the sale by __________  (the  "Seller") to __________  (the  "Purchaser")  of
$__________   Initial   Certificate   Principal  Balance  of  Home  Equity  Mortgage  Asset-  Backed   Pass-Through
Certificates,  Series  2006-KS6,  Class [B]  [SB] [R] (the  "Certificates"),  issued  pursuant  to the  Pooling and
Servicing  Agreement  (the "Pooling and Servicing  Agreement"),  dated as of July 1, 2006 among  Residential  Asset
Securities Corporation,  as depositor (the "Depositor"),  Residential Funding Corporation,  as master servicer, and
U.S. Bank National Association,  as trustee (the "Trustee").  The Seller hereby certifies,  represents and warrants to, and covenants with, the Depositor and the Trustee that:

                  Neither the Seller nor anyone acting on its behalf has (a) offered,  pledged,  sold,  disposed of or otherwise  transferred any  Certificate,  any interest in any  Certificate or any other similar  security to any person in any manner,  (b) has solicited any offer to buy or to accept a pledge,  disposition  or other transfer of any Certificate,  any interest in any Certificate or any other similar security from any person in any manner,  (c)
has otherwise  approached or negotiated  with respect to any  Certificate,  any interest in any  Certificate or any other similar  security with any person in any manner,  (d) has made any general  solicitation  by means of general advertising  or in any other manner,  or (e) has taken any other action,  that (as to any of (a) through (e) above)
would  constitute a distribution  of the  Certificates  under the  Securities  Act of 1933 (the "Act"),  that would render the  disposition  of any  Certificate  a violation of Section 5 of the Act or any state  securities  law, or that would require  registration  or  qualification  pursuant  thereto.  The Seller will not act, in any manner set forth  in the  foregoing  sentence  with  respect  to any  Certificate.  The  Seller  has not and  will not sell or otherwise  transfer any of the Certificates,  except in compliance with the provisions of the Pooling and Servicing
Agreement.

                                                              Very truly yours,

                                                              _____________________________________________________
                                                              (Purchaser)

                                                              By:__________________________________________________
                                                              Name:________________________________________________
                                                              Title:_______________________________________________

                                                                                                          EXHIBIT K

                                    TEXT OF AMENDMENT TO POOLING AND SERVICING
                                   AGREEMENT PURSUANT TO SECTION 11.01(e) FOR A
                                                 LIMITED GUARANTY

                                                   ARTICLE XIII

                              Subordinate Certificate Loss Coverage; Limited Guaranty

         Section 13.01.  Subordinate  Certificate Loss Coverage;  Limited  Guaranty.  (a) Subject to subsection (c)
below,  prior to the later of the third Business Day prior to each Distribution  Date or the related  Determination
Date, the Master  Servicer shall  determine  whether it or any  Subservicer  will be entitled to any  reimbursement pursuant to Section 3.10 on such  Distribution  Date for Advances or Subservicer  Advances  previously made, (which will not be Advances or Subservicer  Advances that were made with respect to delinquencies  which were subsequently determined to be Excess Special Hazard  Losses,  Excess Fraud Losses,  Excess  Bankruptcy  Losses or  Extraordinary
Losses) and, if so, the Master  Servicer  shall demand payment from  Residential  Funding of an amount equal to the amount of any Advances or  Subservicer  Advances  reimbursed  pursuant to Section 3.10, to the extent such Advances or  Subservicer  Advances have not been included in the amount of the Realized Loss in the related  Mortgage  Loan, and shall  distribute the same to the Class SB  Certificateholders  in the same manner as if such amount were to be distributed pursuant to Section 4.02.

                  (b)      Subject to subsection  (c) below,  prior to the later of the third Business Day prior to each  Distribution  Date or the  related  Determination  Date,  the Master  Servicer  shall  determine  whether any
Realized  Losses (other than Excess  Special  Hazard  Losses,  Excess  Bankruptcy  Losses,  Excess Fraud Losses and
Extraordinary  Losses) will be  allocated  to the  Class SB  Certificates  on such  Distribution  Date  pursuant to
Section 4.05, and, if so, the Master Servicer shall demand payment from  Residential  Funding of the amount of such
Realized  Loss and shall  distribute  the same to the  Class SB  Certificateholders  in the same  manner as if such amount  were to be  distributed  pursuant to Section  4.02;  provided,  however,  that the amount of such demand in respect  of any  Distribution  Date  shall in no event be  greater  than the sum of  (i) the  additional  amount of
Accrued  Certificate  Interest that would have been paid for the Class SB  Certificateholders  on such Distribution
Date had such  Realized  Loss or Losses not  occurred  plus (ii) the  amount of the  reduction  in the  Certificate
Principal  Balances of the Class SB  Certificates  on such  Distribution  Date due to such Realized Loss or Losses.
Notwithstanding  such payment,  such Realized  Losses shall be deemed to have been borne by the  Certificateholders for purposes of Section 4.05.  Excess Special  Hazard Losses,  Excess Fraud Losses,  Excess  Bankruptcy  Losses and
Extraordinary  Losses  allocated to the Class SB  Certificates  will not be covered by the Subordinate  Certificate
Loss Obligation.

                  (c)      Demands for payments  pursuant to this  Section  shall be made prior to the later of the third Business Day prior to each  Distribution Date or the related  Determination  Date by the Master Servicer with written  notice  thereof to the  Trustee.  The maximum  amount that  Residential  Funding  shall be required to pay pursuant to this  Section on any  Distribution  Date (the "Amount  Available")  shall be equal to the lesser of (X)
________ minus the sum of (i) all previous  payments made under  subsections  (a) and (b) hereof and (ii) all draws under the Limited  Guaranty  made in lieu of such payments as described  below in  subsection  (d) and (Y) the then outstanding  Certificate  Principal  Balances  of  the  Class SB  Certificates,  or  such  lower  amount  as may be established  pursuant  to Section  13.02.  Residential  Funding's  obligations  as  described  in this  Section are referred to herein as the "Subordinate Certificate Loss Obligation."

                  (d)      The Trustee will promptly  notify General Motors  Acceptance  Corporation of any failure of Residential  Funding to make any payments  hereunder and shall demand payment  pursuant to the limited  guaranty
(the "Limited Guaranty"),  executed by General Motors Acceptance  Corporation,  of Residential Funding's obligation to make payments  pursuant to this Section,  in an amount equal to the lesser of (i) the Amount  Available and (ii)
such required  payments,  by delivering to General  Motors  Acceptance  Corporation a written demand for payment by wire transfer,  not later than the second Business Day prior to the Distribution  Date for such month,  with a copy to the Master Servicer.

                  (e)      All  payments  made by  Residential  Funding  pursuant to this  Section or amounts  paid under the Limited  Guaranty  shall be  deposited  directly in the  Certificate  Account,  for  distribution  on the
Distribution Date for such month to the Class SB Certificateholders.

                  (f)      The Depositor shall have the option,  in its sole  discretion,  to substitute for either or both of the Limited Guaranty or the Subordinate  Certificate Loss Obligation  another  instrument in the form of a corporate guaranty,  an irrevocable letter of credit, a surety bond,  insurance policy or similar instrument or a reserve fund;  provided that (i) the Depositor  obtains  (subject to the  provisions of Section  10.01(f) as if the
Depositor  was  substituted  for the Master  Servicer  solely for the  purposes  of such  provision)  an Opinion of
Counsel  (which  need not be an opinion of  independent  counsel)  to the effect  that  obtaining  such  substitute corporate guaranty,  irrevocable letter of credit,  surety bond,  insurance policy or similar instrument or reserve fund will not cause either (a) any federal tax to be imposed on the Trust Fund,  including without limitation,  any federal tax imposed on  "prohibited  transactions"  under  Section  860(F)(a)(1)  of the Code or on  "contributions after the  startup  date"  under  Section  860(G)(d)(1)  of the Code or (b) the Trust  Fund to fail to qualify as a
REMIC at any time that any Certificate is outstanding,  and (ii) no such substitution  shall be made unless (A) the substitute  Limited Guaranty or Subordinate  Certificate Loss Obligation is for an initial amount not less than the then  current  Amount  Available  and  contains  provisions  that are in all material  respects  equivalent  to the original  Limited  Guaranty or Subordinate  Certificate  Loss  Obligation  (including  that no portion of the fees, reimbursements or other  obligations under any such instrument will be borne by the Trust Fund),  (B) the long term debt obligations of any obligor of any substitute  Limited Guaranty or Subordinate  Certificate Loss Obligation (if
not supported by the Limited  Guaranty)  shall be rated at least the lesser of (a) the rating of the long term debt obligations of General  Motors  Acceptance  Corporation as of the date of issuance of the Limited  Guaranty and (b)
the  rating of the long  term  debt  obligations  of  General  Motors  Acceptance  Corporation  at the date of such substitution  and (C) if the Class SB Certificates  have been rated,  the Depositor  obtains  written  confirmation from  each  Rating  Agency  that  rated  the  Class SB  Certificates  at the  request  of the  Depositor  that such substitution  shall not lower the rating on the  Class SB  Certificates  below the  lesser of (a) the  then-current rating  assigned to the Class SB  Certificates  by such Rating Agency and (b) the original  rating  assigned to the
Class SB  Certificates by such Rating Agency.  Any replacement of the Limited  Guaranty or Subordinate  Certificate
Loss  Obligation  pursuant to this Section shall be accompanied  by a written  Opinion of Counsel to the substitute guarantor  or  obligor,  addressed  to the  Master  Servicer  and the  Trustee,  that  such  substitute  instrument constitutes  a legal,  valid and  binding  obligation  of the  substitute  guarantor  or  obligor,  enforceable  in accordance  with its terms,  and  concerning  such  other  matters as the Master  Servicer  and the  Trustee  shall reasonably  request.  Neither the Depositor,  the Master  Servicer nor the Trustee shall be obligated to substitute for or replace the Limited Guaranty or Subordinate Certificate Loss Obligation under any circumstance.

                  Section 13.02.  Amendments  Relating to the Limited Guaranty.  Notwithstanding  Sections 11.01 or
13.01:  (i) the provisions of this Article XIII may be amended,  superseded or deleted,  (ii) the Limited  Guaranty or Subordinate  Certificate Loss Obligation may be amended,  reduced or canceled,  and (iii) any other provision of this Agreement  which is related or incidental to the matters  described in this Article XIII may be amended in any manner; in each case by written  instrument  executed or consented to by the Depositor and Residential  Funding but without the consent of any  Certificateholder  and without the consent of the Master  Servicer or the Trustee being required unless any such amendment  would impose any additional  obligation on, or otherwise  adversely  affect the interests of, the Master  Servicer or the Trustee,  as applicable;  provided that the Depositor shall also obtain a letter from each Rating Agency that rated the Class SB  Certificates  at the request of the Depositor to the effect that such amendment,  reduction,  deletion or cancellation  will not lower the rating on the Class SB  Certificates below the lesser of (a) the  then-current  rating  assigned to the Class SB  Certificates by such Rating Agency and
(b) the original  rating  assigned to the Class SB  Certificates  by such Rating  Agency,  unless (A) the Holder of
100% of the Class SB  Certificates  is  Residential  Funding or an Affiliate of  Residential  Funding,  or (B) such amendment,  reduction,  deletion or cancellation is made in accordance with Section 11.01(e) and,  provided further that the Depositor  obtains  (subject to the provisions of Section 10.01(f) as if the Depositor was substituted for the  Master  Servicer  solely  for the  purposes  of  such  provision),  in the  case of a  material  amendment  or supersession  (but  not a  reduction,  cancellation  or  deletion  of  the  Limited  Guaranty  or  the  Subordinate
Certificate Loss  Obligation),  an Opinion of Counsel (which need not be an opinion of independent  counsel) to the effect  that any such  amendment  or  supersession  will not cause  either (a) any federal tax to be imposed on the
Trust Fund,  including  without  limitation,  any federal tax imposed on  "prohibited  transactions"  under Section
860F(a)(1) of the Code or on  "contributions  after the startup  date" under Section  860G(d)(1) of the Code or (b)
the Trust Fund to fail to qualify as a REMIC at any time that any  Certificate is  outstanding.  A copy of any such instrument  shall be provided to the Trustee and the Master Servicer  together with an Opinion of Counsel that such amendment complies with this Section 13.02.

                                                                                                          EXHIBIT L

                                             FORM OF LIMITED GUARANTY
                                     RESIDENTIAL ASSET SECURITIES CORPORATION

                            Home Equity Mortgage Asset-Backed Pass-Through Certificates
                                                  Series 2006-KS6

                                                                                                   __________, 20__

U.S. Bank National Association
EP-MN-WS3D
60 Livingston Avenue
St. Paul, MN 55107
Attention:  Structured Finance/RASC Series 2006-KS6

Ladies and Gentlemen:

                  WHEREAS,  Residential Funding Corporation,  a Delaware corporation  ("Residential  Funding"),  an indirect wholly-owned subsidiary of General Motors Acceptance Corporation,  a New York corporation ("GMAC"),  plans to incur certain  obligations as described  under Section 12.01 of the Pooling and Servicing  Agreement dated as of
July 1, 2006 (the "Servicing  Agreement"),  among  Residential  Asset  Securities  Corporation  (the  "Depositor"),
Residential  Funding and U.S. Bank National  Association  (the  "Trustee") as amended by Amendment No. ___ thereto, dated as of ________,  with respect to the Home Equity  Mortgage  Asset-Backed  Pass-Through  Certificates,  Series
2006-KS6 (the "Certificates"); and

                  WHEREAS,  pursuant to Section 12.01 of the Servicing  Agreement,  Residential  Funding  agrees to make payments to the Holders of the Class SB  Certificates  with respect to certain losses on the Mortgage Loans as described in the Servicing Agreement; and

                  WHEREAS,  GMAC desires to provide  certain  assurances with respect to the ability of Residential
Funding to secure sufficient funds and faithfully to perform its Subordinate Certificate Loss Obligation;

                  NOW  THEREFORE,  in  consideration  of the premises  herein  contained and certain other good and valuable consideration, the receipt of which is hereby acknowledged, GMAC agrees as follows:

2.       Provision of Funds.  (a) GMAC agrees to  contribute  and deposit in the  Certificate  Account on behalf of
Residential  Funding (or otherwise provide to Residential  Funding, or to cause to be made available to Residential
Funding),  either  directly or through a  subsidiary,  in any case prior to the  related  Distribution  Date,  such moneys as may be required by Residential  Funding to perform its Subordinate  Certificate  Loss Obligation when and as the same  arises  from time to time upon the  demand of the  Trustee in  accordance  with  Section  12.01 of the
Servicing Agreement.

                  (b)      The agreement set forth in the preceding  clause (a) shall be absolute,  irrevocable and unconditional  and shall not be affected by the  transfer by GMAC or any other  person of all or any part of its or their interest in Residential  Funding, by any insolvency,  bankruptcy,  dissolution or other proceeding  affecting
Residential  Funding or any other person, by any defense or right of counterclaim,  set-off or recoupment that GMAC may have  against  Residential  Funding or any other person or by any other fact or  circumstance.  Notwithstanding the foregoing,  GMAC's obligations under clause (a) shall terminate upon the earlier of  (x) substitution  for this
Limited  Guaranty  pursuant to Section  12.01(f) of the Servicing  Agreement,  or (y) the  termination of the Trust
Fund pursuant to the Servicing Agreement.

3.       Waiver.  GMAC hereby waives any failure or delay on the part of  Residential  Funding,  the Trustee or any other person in asserting or enforcing  any rights or in making any claims or demands  hereunder.  Any defective or partial  exercise of any such rights  shall not  preclude  any other or further  exercise of that or any other such right.  GMAC further waives demand,  presentment,  notice of default,  protest,  notice of acceptance and any other notices with respect to this Limited  Guaranty,  including,  without  limitation,  those of action or non-action on the part of Residential Funding or the Trustee.

4.       Modification,  Amendment and  Termination.  This Limited  Guaranty may be modified,  amended or terminated only by the written  agreement of GMAC and the Trustee and only if such  modification,  amendment or termination is permitted  under Section 12.02 of the Servicing  Agreement.  The  obligations  of GMAC under this Limited  Guaranty shall  continue and remain in effect so long as the Servicing  Agreement is not modified or amended in any way that might affect the obligations of GMAC under this Limited Guaranty without the prior written consent of GMAC.

5.       Successor.  Except as  otherwise  expressly  provided  herein,  the  guarantee  herein set forth  shall be binding upon GMAC and its respective successors.

6.       Governing Law.  This Limited Guaranty shall be governed by the laws of the State of New York.

7.       Authorization  and Reliance.  GMAC  understands that a copy of this Limited Guaranty shall be delivered to the Trustee in  connection  with the  execution  of Amendment  No. __ to the  Servicing  Agreement  and GMAC hereby authorizes the Depositor and the Trustee to rely on the covenants and agreements set forth herein.

8.       Definitions.  Capitalized  terms used but not otherwise  defined  herein shall have the meaning given them in the Servicing Agreement.

9.       Counterparts.  This Limited  Guaranty may be executed in any number of  counterparts,  each of which shall be deemed to be an original and such counterparts shall constitute but one and the same instrument.

                  IN WITNESS  WHEREOF,  GMAC has caused this Limited  Guaranty to be executed and  delivered by its respective officers thereunto duly authorized as of the day and year first above written.

                                                              GENERAL MOTORS ACCEPTANCE
                                                              CORPORATION

                                                              By:__________________________________________________
                                                              Name:________________________________________________
                                                              Title:_______________________________________________

Acknowledged by:

U.S. BANK NATIONAL ASSOCIATION,
  as Trustee

By:__________________________________________________
Name:________________________________________________
Title:_______________________________________________

RESIDENTIAL ASSET SECURITIES
CORPORATION

By:__________________________________________________
Name:________________________________________________
Title:_______________________________________________

                                                                                                          EXHIBIT M

                           FORM OF LENDER CERTIFICATION FOR ASSIGNMENT OF MORTGAGE LOAN

                                                                                                   __________, 20__

Residential Asset Securities Corporation
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota  55437

U.S. Bank National Association
EP-MN-WS3D
60 Livingston Avenue
St. Paul, MN 55107
Attention:  Structured Finance/RASC Series 2006-KS6

         Re:      Home Equity Mortgage Asset-Backed Pass-Through Certificates,
                  Series 2006-KS6 Assignment of Mortgage Loan

Ladies and Gentlemen:

         This letter is delivered to you in connection  with the assignment by U.S Bank National  Association  (the
"Trustee") to  _______________________  (the "Lender") of _______________ (the "Mortgage Loan") pursuant to Section
3.13(d) of the Pooling and Servicing  Agreement (the "Pooling and Servicing  Agreement"),  dated as of July 1, 2006 among Residential Asset Securities  Corporation,  as depositor (the "Depositor"),  Residential Funding Corporation,
as master servicer,  and the Trustee.  All terms used herein and not otherwise  defined shall have the meanings set forth in the Pooling and  Servicing  Agreement.  The Lender  hereby  certifies,  represents  and  warrants  to, and covenants with, the Master Servicer and the Trustee that:

(ii)     the Mortgage Loan is secured by Mortgaged  Property  located in a  jurisdiction  in which an assignment in lieu of  satisfaction  is  required to preserve  lien  priority,  minimize  or avoid  mortgage  recording  taxes or otherwise comply with, or facilitate a refinancing under, the laws of such jurisdiction;

(iii)    the substance of the  assignment  is, and is intended to be, a  refinancing  of such Mortgage Loan and the form of the transaction is solely to comply with, or facilitate the transaction under, such local laws;

(iv)     the Mortgage Loan following the proposed  assignment  will be modified to have a rate of interest at least
0.25 percent below or above the rate of interest on such Mortgage Loan prior to such proposed assignment; and

(v)      such assignment is at the request of the borrower under the related Mortgage Loan.

                                                              Very truly yours,

                                                               ____________________________________________________
                                                              (Lender)

                                                              By:__________________________________________________
                                                              Name:________________________________________________
                                                              Title:_______________________________________________

                                                                                                        EXHIBIT N-1

                                    FORM OF RULE 144A INVESTMENT REPRESENTATION

                              Description of Rule 144A Securities, including numbers:
                                  _______________________________________________
                                  _______________________________________________
                                  _______________________________________________
                                  _______________________________________________

                  The undersigned  seller, as registered  holder (the "Seller"),  intends to transfer the Rule 144A
Securities described above to the undersigned buyer (the "Buyer").

1.       In connection  with such transfer and in accordance  with the  agreements  pursuant to which the Rule 144A
Securities were issued,  the Seller hereby certifies the following  facts:  Neither the Seller nor anyone acting on its behalf  has  offered,  transferred,  pledged,  sold or  otherwise  disposed  of the Rule 144A  Securities,  any interest in the Rule 144A  Securities or any other  similar  security to, or solicited any offer to buy or accept a transfer,  pledge or other  disposition of the Rule 144A  Securities,  any interest in the Rule 144A  Securities or any other similar  security from, or otherwise  approached or negotiated with respect to the Rule 144A  Securities, any interest in the Rule 144A  Securities or any other similar  security  with,  any person in any manner,  or made any general  solicitation by means of general  advertising or in any other manner, or taken any other action,  that would  constitute a  distribution  of the Rule 144A  Securities  under the  Securities Act of 1933, as amended (the
"1933 Act"),  or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933
Act or require  registration  pursuant thereto, and that the Seller has not offered the Rule 144A Securities to any person other than the Buyer or another "qualified institutional buyer" as defined in Rule 144A under the 1933 Act.

2.       The Buyer,  pursuant to Section 5.02 of the Pooling and Servicing  Agreement (the  "Agreement"),  dated as of July 1, 2006 among Residential  Funding  Corporation,  as master servicer (the "Master  Servicer"),  Residential
Asset Securities Corporation,  as depositor (the "Depositor"),  and U.S. Bank National Association, as trustee (the
"Trustee")  warrants and represents  to, and covenants  with,  the Seller,  the Trustee and the Master  Servicer as follows:

a.       The Buyer  understands  that the Rule 144A Securities  have not been registered  under the 1933 Act or the securities laws of any state.

b.       The Buyer considers itself a substantial,  sophisticated  institutional investor having such knowledge and experience  in financial  and business  matters that it is capable of  evaluating  the merits and risks of investment in the Rule 144A Securities.

c.       The  Buyer  has been  furnished  with all  information  regarding  the Rule  144A  Securities  that it has requested from the Seller, the Trustee or the Servicer.

d.       Neither the Buyer nor anyone  acting on its behalf has offered,  transferred,  pledged,  sold or otherwise disposed of the Rule 144A  Securities,  any  interest  in the Rule 144A  Securities  or any other  similar security to, or solicited any offer to buy or accept a transfer,  pledge or other  disposition of the Rule
         144A  Securities,  any  interest  in the Rule 144A  Securities  or any other  similar  security  from,  or otherwise  approached or  negotiated  with respect to the Rule 144A  Securities,  any interest in the Rule
         144A  Securities  or any other  similar  security  with,  any person in any  manner,  or made any  general solicitation  by means of general  advertising  or in any other manner,  or taken any other  action,  that would  constitute a distribution of the Rule 144A  Securities  under the 1933 Act or that would render the disposition of the Rule 144A  Securities a violation of Section 5 of the 1933 Act or require  registration pursuant  thereto,  nor will it act, nor has it authorized or will it authorize any person to act, in such manner with respect to the Rule 144A Securities.

e.       The Buyer is a  "qualified  institutional  buyer" as that term is  defined in Rule 144A under the 1933 Act and has  completed  either of the forms of  certification  to that  effect  attached  hereto as Annex I or
         Annex II.  The Buyer is aware  that the sale to it is being made in  reliance  on Rule 144A.  The Buyer is acquiring the Rule 144A  Securities for its own account or the accounts of other  qualified  institutional buyers,  understands  that such Rule 144A Securities may be resold,  pledged or transferred  only (i) to a person  reasonably  believed to be a qualified  institutional  buyer that purchases for its own account or for the account of a  qualified  institutional  buyer to whom  notice is given that the resale,  pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another  exemption from  registration under the 1933 Act.

3.       The  Buyer is not an  employee  benefit  plan or  other  plan or  arrangement  subject  to the  prohibited transaction  provisions  of ERISA or  Section  4975 of the Code,  or any person  (including  an  insurance  company investing its general  account,  an  investment  manager,  a named  fiduciary or a trustee of any such plan) who is using "plan assets" of any such plan to effect such acquisition.

4.       This  document  may be  executed  in one or more  counterparts  and by the  different  parties  hereto  on separate  counterparts,  each of which,  when so executed,  shall be deemed to be an original;  such  counterparts, together, shall constitute one and the same document.

         IN WITNESS WHEREOF, each of the parties has executed this document as of the date set forth below.

______________________________                               ______________________________
Print Name of Seller                                         Print Name of Purchaser

By:  ___________________________________________________     By:  ___________________________________________________
     Name:                                                        Name:
     Title:                                                       Title:

Taxpayer Identification:                                     Taxpayer Identification:

No._____________________________________________________     No._____________________________________________________

Date:___________________________________________________     Date:___________________________________________________

                                                                                             ANNEX I TO EXHIBIT N-1

                             QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

                              [For Buyers Other Than Registered Investment Companies]

         The undersigned  hereby  certifies as follows in connection  with the Rule 144A Investment  Representation to which this Certification is attached:

1._______As indicated below, the undersigned is the President,  Chief Financial  Officer,  Senior Vice President or
other executive officer of the Buyer.

2.       In connection  with purchases by the Buyer,  the Buyer is a "qualified  institutional  buyer" as that term is  defined in Rule 144A  under the  Securities  Act of 1933  ("Rule  144A")  because  (i) the Buyer  owned  and/or invested on a  discretionary  basis  $______________________  in  securities  (except for the  excluded  securities referred  to below) as of the end of the  Buyer's  most  recent  fiscal  year  (such  amount  being  calculated  in accordance with Rule 144A) and (ii) the Buyer satisfies the criteria in the category marked below.

         ___      Corporation,  etc. The Buyer is a corporation  (other than a bank,  savings and loan  association or similar  institution),  Massachusetts  or similar business trust,  partnership,  or charitable organization described in Section 501(c)(3) of the Internal Revenue Code.

         ___      Bank.  The Buyer (a) is a national bank or banking  institution  organized  under the laws of any
                  State,  territory or the District of Columbia,  the business of which is  substantially  confined to banking and is supervised by the State or territorial  banking  commission or similar official or is a foreign  bank or  equivalent  institution,  and (b) has an audited  net worth of at least
                  $25,000,000  as  demonstrated  in its  latest  annual  financial  statements,  a copy of which is attached hereto.

         ___      Savings  and  Loan.  The  Buyer  (a)  is a  savings  and  loan  association,  building  and  loan
                  association,   cooperative  bank,  homestead   association  or  similar  institution,   which  is
                  supervised  and  examined  by a State  or  Federal  authority  having  supervision  over any such institutions or is a foreign savings and loan  association or equivalent  institution and (b) has an audited net worth of at least  $25,000,000  as  demonstrated  in its latest  annual  financial statements.

         ___      Broker-Dealer.  The  Buyer  is a dealer  registered  pursuant  to  Section  15 of the  Securities
                  Exchange Act of 1934.

         ___      Insurance  Company.  The Buyer is an insurance  company  whose primary and  predominant  business activity is the  writing of  insurance  or the  reinsuring  of risks  underwritten  by  insurance companies  and  which is  subject  to  supervision  by the  insurance  commissioner  or a similar official or agency of a State or territory or the District of Columbia.

         ___      State or Local Plan. The Buyer is a plan  established  and  maintained by a State,  its political subdivisions,  or any agency or instrumentality of the State or its political  subdivisions,  for the benefit of its employees.

         ___      ERISA  Plan.  The  Buyer  is an  employee  benefit  plan  within  the  meaning  of Title I of the
                  Employee Retirement Income Security Act of 1974, as amended ("ERISA").

         ___      Investment  Adviser.  The  Buyer  is  an  investment  adviser  registered  under  the  Investment
                  Advisers Act of 1940.

         ___      SBIC.  The Buyer is a Small  Business  Investment  Company  licensed by the U.S.  Small  Business
                  Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

         ___      Business  Development  Company.  The  Buyer is a  business  development  company  as  defined  in
                  Section 202(a)(22) of the Investment Advisers Act of 1940.

         ___      Trust  Fund.  The  Buyer is a trust  fund  whose  trustee  is a bank or trust  company  and whose participants  are  exclusively  (a) plans  established  and maintained by a State,  its political subdivisions,  or any agency or instrumentality of the State or its political  subdivisions,  for the benefit of its  employees,  or (b)  employee  benefit  plans within the meaning of Title I of the Employee  Retirement  Income  Security Act of 1974,  but is not a trust fund that includes as participants individual retirement accounts or H.R. 10 plans.

3.       The term  "securities"  as used herein does not include (i) securities of issuers that are affiliated with the Buyer,  (ii) securities  that are part of an unsold  allotment to or subscription by the Buyer, if the Buyer is a dealer,  (iii)  bank  deposit  notes and  certificates  of  deposit,  (iv) loan  participations,  (v)  repurchase agreements,  (vi)  securities  owned but subject to a repurchase  agreement and (vii)  currency,  interest rate and commodity swaps.

4.       For purposes of determining  the aggregate  amount of securities  owned and/or invested on a discretionary basis by the  Buyer,  the  Buyer  used the cost of such  securities  to the Buyer  and did not  include  any of the securities  referred to in the preceding  paragraph.  Further,  in determining such aggregate amount, the Buyer may have included  securities  owned by  subsidiaries  of the Buyer,  but only if such  subsidiaries  are  consolidated with the Buyer in its financial  statements  prepared in accordance with generally accepted  accounting  principles and if the  investments of such  subsidiaries  are managed under the Buyer's  direction.  However,  such securities were not included if the Buyer is a  majority-owned,  consolidated  subsidiary of another  enterprise and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934.

5.       The Buyer  acknowledges  that it is  familiar  with Rule 144A and  understands  that the  seller to it and other  parties  related to the  Certificates  are relying and will continue to rely on the  statements  made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

____             ___          Will the Buyer be purchasing the Rule 144A
Yes              No           Securities for the Buyer's own account?

6.       If the answer to the foregoing  question is "no",  the Buyer agrees that, in connection  with any purchase of securities  sold to the Buyer for the account of a third party  (including any separate  account) in reliance on
Rule  144A,  the Buyer  will only  purchase  for the  account  of a third  party  that at the time is a  "qualified institutional  buyer"  within the  meaning of Rule 144A.  In  addition,  the Buyer  agrees  that the Buyer will not purchase  securities  for a third party  unless the Buyer has  obtained a current  representation  letter from such third  party or taken  other  appropriate  steps  contemplated  by Rule  144A to  conclude  that such  third  party independently meets the definition of "qualified institutional buyer" set forth in Rule 144A.

7.       The Buyer  will  notify  each of the  parties to which this  certification  is made of any  changes in the information  and  conclusions  herein.  Until such notice is given,  the Buyer's  purchase of Rule 144A  Securities will constitute a reaffirmation of this certification as of the date of such purchase.

___________________________________________________________________________________________________________________
                                                     Print Name of Buyer

                                                     By:      _____________________________________________________
                                                              Name:
                                                              Title:

                                                     Date:    _____________________________________________________

                                                                                            ANNEX II TO EXHIBIT N-1

                             QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

                               [For Buyers That Are Registered Investment Companies]

         The undersigned  hereby  certifies as follows in connection  with the Rule 144A Investment  Representation to which this Certification is attached:

8.       As indicated  below,  the undersigned is the President,  Chief Financial  Officer or Senior Vice President
of the Buyer or, if the Buyer is a "qualified  institutional  buyer" as that term is defined in Rule 144A under the
Securities  Act of 1933  ("Rule  144A")  because  Buyer is part of a Family of  Investment  Companies  (as  defined below), is such an officer of the Adviser.

9.       In connection with purchases by Buyer,  the Buyer is a "qualified  institutional  buyer" as defined in SEC
Rule 144A because (i) the Buyer is an investment  company  registered under the Investment Company Act of 1940, and
(ii) as marked below, the Buyer alone, or the Buyer's Family of Investment  Companies,  owned at least $100,000,000 in  securities  (other than the  excluded  securities  referred to below) as of the end of the Buyer's  most recent fiscal year.  For purposes of  determining  the amount of  securities  owned by the Buyer or the Buyer's  Family of
Investment Companies, the cost of such securities was used.

         ____     The Buyer owned  $___________________  in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent  fiscal year (such amount being  calculated in accordance with Rule 144A).

         ____     The  Buyer  is  part  of  a  Family  of  Investment   Companies  which  owned  in  the  aggregate
                  $______________  in securities (other than the excluded  securities  referred to below) as of the end of the Buyer's most recent  fiscal year (such  amount being  calculated  in  accordance  with
                  Rule 144A).

10.      The term  "Family  of  Investment  Companies"  as used  herein  means  two or more  registered  investment companies (or series  thereof) that have the same  investment  adviser or investment  advisers that are  affiliated
(by  virtue of being  majority  owned  subsidiaries  of the same  parent or  because  one  investment  adviser is a majority owned subsidiary of the other).

11.      The term  "securities"  as used herein does not include (i) securities of issuers that are affiliated with the Buyer or are part of the Buyer's Family of Investment  Companies,  (ii) bank deposit notes and  certificates of deposit, (iii) loan participations,  (iv) repurchase  agreements,  (v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps.

12.      The  Buyer  is  familiar  with  Rule  144A  and  understands  that  each  of the  parties  to  which  this certification  is made are relying  and will  continue to rely on the  statements  made herein  because one or more sales to the Buyer will be in reliance on Rule 144A.  In  addition,  the Buyer will only  purchase  for the Buyer's own account.

13.      The  undersigned  will notify each of the  parties to which this  certification  is made of any changes in the  information  and  conclusions  herein.  Until such notice,  the Buyer's  purchase of Rule 144A Securities will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.

                                                     ______________________________________________________________
                                                     Print Name of Buyer

                                                     By:      _____________________________________________________
                                                              Name:
                                                              Title:

                                                     IF AN ADVISER:

                                                     Print Name of Buyer

                                                     Date:    _____________________________________________________

                                                                                                        EXHIBIT N-2

                                          FORM OF TRANSFEROR CERTIFICATE
                                       (144A Transferor to 144A Transferee)

         _____, 20__

Residential Asset Securities Corporation
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota  55437

U.S. Bank National Association
EP-MN-WS3D
60 Livingston Avenue
St. Paul, MN 55107
Attention:  Structured Finance/RASC Series 2006-KS6

         Re:      Home Equity Mortgage Asset-Backed Pass-Through Certificates,
                  Series 2006-KS6 Assignment of Mortgage Loan

Ladies and Gentlemen:

                  _________________________      (the      "Purchaser")      intends     to      purchase      from
___________________________  (the "Seller")  $_____________  Initial  Certificate  Principal Balance of Home Equity
Mortgage Asset-Backed Pass-Through  Certificates,  Series 2006-KS6,  Class B (the "Certificates"),  issued pursuant to the Pooling and Servicing  Agreement  (the "Pooling and  Servicing  Agreement"),  dated as of July 1, 2006 among
Residential Asset Securities  Corporation,  as depositor (the "Depositor"),  Residential  Funding  Corporation,  as
master  servicer (the "Master  Servicer"),  and U.S. Bank National  Association,  as trustee (the  "Trustee").  All terms used  herein and not  otherwise  defined  shall have the  meanings  set forth in the  Pooling  and  Servicing
Agreement.  The Seller  hereby  certifies,  represents  and warrants to, and covenants  with,  the  Depositor,  the
Trustee and the Master Servicer that:

                  In  connection  with such  request,  and in respect of such  Certificates  the Seller does hereby certify that such  Certificates  are being  transferred in accordance with (i) the transfer  restrictions set forth in  Section  5.01 of the  Pooling  and  Servicing  Agreement  and the  Certificates  and (ii) Rule  144A  under the
Securities  Act to a transferee  that the Seller  reasonably  believes is purchasing the  Certificates  for its own account  or an  account  with  respect  to which  the  transferee  exercises  sole  investment  discretion  and the transferee  and any such account is a "qualified  institutional  buyer"  within the meaning of Rule 144A,  and such transferee  is aware  that the sale to it is being  made in  reliance  upon Rule  144A,  and  (iii) any  applicable securities laws of any state of the United States or any other jurisdiction.

                                                              [INSERT NAME OF TRANSFEROR]

                                                              By: ____________________________________
                                                              Name:
                                                              Title:

                                                              Dated:  ______________, 20__

                                                                                                        EXHIBIT N-3

                                          FORM OF TRANSFEROR CERTIFICATE
                                   (144A Transferor to Regulation S Transferee)

_____________________, 20__

Residential Asset Securities Corporation
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota  55437

U.S. Bank National Association
EP-MN-WS3D
60 Livingston Avenue
St. Paul, MN 55107
Attention:  Structured Finance/RASC Series 2006-KS6

         Re:      Home Equity Mortgage Asset-Backed Pass-Through Certificates,
                  Series 2006-KS6 Assignment of Mortgage Loan

Ladies and Gentlemen:

                  _________________________      (the      "Purchaser")      intends     to      purchase      from
___________________________  (the "Seller")  $_____________  Initial  Certificate  Principal Balance of Home Equity
Mortgage Asset-Backed Pass-Through  Certificates,  Series 2006-KS6,  Class B (the "Certificates"),  issued pursuant to the Pooling and Servicing  Agreement  (the "Pooling and  Servicing  Agreement"),  dated as of July 1, 2006 among
Residential Asset Securities  Corporation,  as depositor (the "Depositor"),  Residential  Funding  Corporation,  as
master  servicer (the "Master  Servicer"),  and U.S. Bank National  Association,  as trustee (the  "Trustee").  All terms used  herein and not  otherwise  defined  shall have the  meanings  set forth in the  Pooling  and  Servicing
Agreement.  The Seller  hereby  certifies,  represents  and warrants to, and covenants  with,  the  Depositor,  the
Trustee and the Master Servicer that:

                  [The Seller has  requested a transfer of a [Rule 144A  Global  Class B  Certificate]  [Definitive
Class B  Certificate]  for a beneficial  interest in a [Temporary]  Regulation S Global Class B  Certificate  to be
held in the name of  ___________  (the  "Transferee")  through  [Euroclear][Clearstream],  which in turn  will hold through  the  Depository.]  [The  Seller has  requested  an  exchange  of such  beneficial  interest in a Rule 144A
Global  Class  B  Certificate]  [Definitive  Class  B  Certificate]  for a  beneficial  interest  in a  [Temporary]
Regulation  S Global Class B  Certificate  to be held in the name of the Holder  through  [Euroclear][Clearstream], which in turn will hold through the Depository.]

                  In   connection   with  such   request,   the   Seller   does   hereby   certify   that  (1)  the
[transfer][exchange]  of the  beneficial  interest  in the  Certificates  has  been  made in  compliance  with  the transfer restrictions  applicable to the Global Class B Certificates;  [and] (2) the  [Seller][Purchaser]  is not a
U.S.  person as defined in Regulation S under the Securities  Act[; and (3) such transfer has been made pursuant to and in accordance with Regulation S].

                  This certificate and the statements contained herein are made for your benefit.

                                                              [INSERT NAME OF TRANSFEROR]

                                                              By: __________________________________
                                                              Name:
                                                              Title:

                                                              Dated:  ______________, 20__

                                                                                                        EXHIBIT N-4

                                    FORM OF REGULATION S TRANSFEREE CERTIFICATE

_____________________, 20__

Residential Asset Securities Corporation
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota  55437

U.S. Bank National Association
EP-MN-WS3D
60 Livingston Avenue
St. Paul, MN 55107
Attention:  Structured Finance/RASC Series 2006-KS6

         Re:      Home Equity Mortgage Asset-Backed Pass-Through Certificates,
                  Series 2006-KS6 Assignment of Mortgage Loan

Ladies and Gentlemen:

                  _________________________      (the      "Purchaser")      intends     to      purchase      from
___________________________  (the "Seller")  $_____________  Initial  Certificate  Principal Balance of Home Equity
Mortgage Asset-Backed Pass-Through  Certificates,  Series 2006-KS6,  Class B (the "Certificates"),  issued pursuant to the Pooling and Servicing  Agreement  (the "Pooling and  Servicing  Agreement"),  dated as of July 1, 2006 among
Residential Asset Securities  Corporation,  as depositor (the "Depositor"),  Residential  Funding  Corporation,  as
master  servicer (the "Master  Servicer"),  and U.S. Bank National  Association,  as trustee (the  "Trustee").  All terms used  herein and not  otherwise  defined  shall have the  meanings  set forth in the  Pooling  and  Servicing
Agreement.  The Seller  hereby  certifies,  represents  and warrants to, and covenants  with,  the  Depositor,  the
Trustee and the Master Servicer that:

                  In  connection  with the  undersigned's  purchase of the  Certificates,  the  undersigned  hereby represents, acknowledges and agrees as follows:

It is a person that is not a "U.S.  person" as defined in  Regulation S under the  Securities  Act and  understands that the sale of the Notes to it is being made in reliance on the exemption from the  registration  requirements of the Securities Act provided by Regulation S thereunder.

                  This certificate and the statements contained herein are made for your benefit.

                                                              [INSERT NAME OF TRANSFEREE]

                                                              By: _______________________________
                                                              Name:
                                                              Title:

                                                              Dated:  ______________, 20__

                                                                                                        EXHIBIT N-5

                                FORM OF ACCREDITED INVESTOR TRANSFEREE CERTIFICATE

___________________________, 20__

Residential Asset Securities Corporation
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota  55437

U.S. Bank National Association
EP-MN-WS3D
60 Livingston Avenue
St. Paul, MN 55107
Attention:  Structured Finance/RASC Series 2006-KS6

         Re:      Home Equity Mortgage Asset-Backed Pass-Through Certificates,
                  Series 2006-KS6 Assignment of Mortgage Loan

Ladies and Gentlemen:

                  _________________________      (the      "Purchaser")      intends     to      purchase      from
___________________________  (the "Seller")  $_____________  Initial  Certificate  Principal Balance of Home Equity
Mortgage Asset-Backed Pass-Through  Certificates,  Series 2006-KS6,  Class B (the "Certificates"),  issued pursuant to the Pooling and Servicing  Agreement  (the "Pooling and  Servicing  Agreement"),  dated as of July 1, 2006 among
Residential Asset Securities  Corporation,  as depositor (the "Depositor"),  Residential  Funding  Corporation,  as
master  servicer (the "Master  Servicer"),  and U.S. Bank National  Association,  as trustee (the  "Trustee").  All terms used  herein and not  otherwise  defined  shall have the  meanings  set forth in the  Pooling  and  Servicing
Agreement.  The Seller  hereby  certifies,  represents  and warrants to, and covenants  with,  the  Depositor,  the
Trustee and the Master Servicer that:

         1.       It is an accredited  investor  ("Accredited  Investor") as defined in Rule 501(c) of Regulation D under the Securities Act purchasing  for its own account and it  understands  the  Certificates  will bear a legend set forth in the applicable  exhibit attached to the Pooling and Servicing  Agreement.  In addition,  it represents and warrants that it will provide  notice to any  subsequent  transferee of the transfer  restrictions  provided in the legend,  will hold and  transfer  Certificates  in an amount of not less than  U.S.$250,000  for it or for each account for which it is acting.

         2.       It understands  that the  Certificates  have been offered only in a transaction not involving any public  offering in the United  States within the meaning of the  Securities  Act, the Notes have not been and will not be registered under the Securities Act and, if in the future it decides to offer,  resell,  pledge or otherwise transfer the  Certificates,  the  Certificates  may be offered,  resold,  pledged or otherwise  transferred only in accordance  with the  provisions of the  Indenture  and the legend on the  Certificates.  It  acknowledges  that no representation  has been  made as to the  availability  of any  exemption  under  the  Securities  Act or any state securities laws for resale of the Certificates.

         3.       In connection with the purchase of the Certificates  (provided that no such  representations  are made with  respect to the  Servicer by any  Affiliate  of the  Servicer  or any  account  advised or managed by the
Servicer):  (A) it is not relying (for purposes of making any  investment  decision or otherwise)  upon any advice, counsel or representations  (whether written or oral) of the Depositor,  the Master Servicer, the Initial Purchaser
or the  Placement  Agent or any of their  agents (in their  capacities  as such),  other  than any  representations expressly set forth in a written  agreement with such party;  (B) it has consulted with its own legal,  regulatory, tax,  business,  investment,  financial and accounting  advisers to the extent it has deemed necessary and has made its own  investment  decisions  based upon its own judgment and upon any advice from such advisers as it has deemed necessary and not upon any view expressed by the Co-Issuers,  the Servicer,  the Initial Purchaser or the Placement
Agent;  (C) its purchase of the Certificate  will comply with all applicable  laws in any  jurisdiction in which it resides  or is  located;  (D) it is  acquiring  the  Certificates  as  principal  solely  for its own  account  for investment  and not with a view to the  resale,  distribution  or other  disposition  thereof in  violation  of the
Securities Act; (E) it has made  investments  prior to the date hereof and was not formed solely for the purpose of investing in the  Certificates;  and (F) it is a sophisticated  investor and is purchasing the Certificates  with a full  understanding  of all of the terms,  conditions and risks thereof,  and it is capable of assuming and willing to assume those risks.

         4.       It  agrees  that it will  not  offer or sell,  transfer,  assign,  or  otherwise  dispose  of any
Certificates  or any interest  therein  except (A) pursuant to an exemption  from, or in a transaction  not subject to,  the  registration  requirements  of the  Securities  Act  and  any  applicable  state  securities  laws or the applicable  laws of any other  jurisdiction  and (B) in accordance with the provisions of the Pooling and Servicing
Agreement, to which provisions it agrees it is subject.

                  This certificate and the statements contained herein are made for your benefit.

                                                              [INSERT NAME OF TRANSFEREE]

                                                              By:  _________________________________
                                                              Name:
                                                              Title:

                                                              Dated:  ______________, 20__

                                                                                                        EXHIBIT N-6

                                          FORM OF TRANSFEROR CERTIFICATE
                                             (Regulation S Transferor)

_____________________, 20__

Residential Asset Securities Corporation
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota  55437

U.S. Bank National Association
EP-MN-WS3D
60 Livingston Avenue
St. Paul, MN 55107
Attention:  Structured Finance/RASC Series 2006-KS6

         Re:      Home Equity Mortgage Asset-Backed Pass-Through Certificates,
                  Series 2006-KS6 Assignment of Mortgage Loan

Ladies and Gentlemen:

                  _________________________      (the      "Purchaser")      intends     to      purchase      from
___________________________  (the "Seller")  $_____________  Initial  Certificate  Principal Balance of Home Equity
Mortgage Asset-Backed Pass-Through  Certificates,  Series 2006-KS6,  Class B (the "Certificates"),  issued pursuant to the Pooling and Servicing  Agreement  (the "Pooling and  Servicing  Agreement"),  dated as of July 1, 2006 among
Residential Asset Securities  Corporation,  as depositor (the "Depositor"),  Residential  Funding  Corporation,  as
master  servicer (the "Master  Servicer"),  and U.S. Bank National  Association,  as trustee (the  "Trustee").  All terms used  herein and not  otherwise  defined  shall have the  meanings  set forth in the  Pooling  and  Servicing
Agreement.  The Seller  hereby  certifies,  represents  and warrants to, and covenants  with,  the  Depositor,  the
Trustee and the Master Servicer that:

                  [The Seller has  requested a transfer of a  [Temporary]  Regulation S Global Class B  Certificate
for a beneficial  interest in a  ________________________  to be held in the name of ___________ (the "Transferee")
[through  ________________________,  which in turn will hold  through the  Depository].  [The Seller has  requested an exchange of such beneficial  interest in a [Temporary]  Regulation S Global Class B Certificate for a beneficial interest in a  [Temporary]  Regulation S Global Class B  Certificate  to be held in the name of the Holder  through
[Euroclear][Clearstream],  which in turn will hold through the Depository.]

                  In   connection   with  such   request,   the   Seller   does   hereby   certify   that  (1)  the
[transfer][exchange]  of the  beneficial  interest  in the  Certificates  has  been  made in  compliance  with  the transfer  restrictions  applicable to the Class B  Certificates;  [and] (2) the  [Seller][Purchaser]  is not a U.S.
person as defined in Regulation S under the  Securities  Act[;  and (3) such transfer has been made pursuant to and in accordance with Regulation S].

                  This certificate and the statements contained herein are made for your benefit.

                                                              [INSERT NAME OF TRANSFEROR]

                                                              By: _____________________________________
                                                              Name:
                                                              Title:

                                                              Dated:  ______________, 20__

                                                     EXHIBIT O

                                                  SWAP AGREEMENT

                                                 [SEE ATTACHMENT]

                                                                                                          EXHIBIT P

                                        FORM OF ERISA REPRESENTATION LETTER

                                                                                                   __________, 20__

Residential Asset Securities Corporation
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota 55437

U.S. Bank National Association
EP-MN-WS3D
60 Livingston Avenue
St. Paul, MN 55107
Attention: Structured Finance/RASC Series 2006-KS6

Residential Funding Corporation
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota 55437
Attention: Residential Asset Securities Corporation Series 2006-KS6

Re:      Home Equity Mortgage Asset-Backed Pass-Through Certificates,
         Series 2006-KS6, Class [__]

Ladies and Gentlemen:

         [____________________________________]      (the     "Purchaser")     intends     to     purchase     from
[______________________________]  (the "Seller")  $[____________]  Initial  Certificate  Principal  Balance of Home
Equity Mortgage Asset-Backed Pass-Through Certificates,  Series 2006-KS6,  Class ____ (the "Certificates"),  issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing  Agreement"),  dated as of July 1, 2006
among  Residential  Asset  Securities  Corporation,  as  the  depositor  (the  "Depositor"),   Residential  Funding
Corporation,  as master  servicer  (the "Master  Servicer")  and U.S. Bank  National  Association,  as trustee (the
"Trustee").  All terms used herein and not  otherwise  defined shall have the meanings set forth in the Pooling and
Servicing  Agreement.  The  Purchaser  hereby  certifies,  represents  and warrants  to, and  covenants  with,  the
Depositor,  the Trustee and the Master  Servicer that the  Purchaser is not an employee  benefit plan or other plan or arrangement subject to the prohibited  transaction  provisions of the Employee Retirement Income Security Act of
1974, as amended ("ERISA"),  or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"),  or any person (including an insurance company investing its general account,  an investment  manager, a named fiduciary or a trustee of any such plan) who is using "plan assets" of any such plan to effect such acquisition.

                                                     Very truly yours,

                                                     _______________________________________
                                                     (Purchaser)

                                                     By: ____________________________________
                                                     Name: __________________________________
                                                     Title: ___________________________________

                                                                                                          EXHIBIT Q

                                           FORM OF SB-AM SWAP AGREEMENT

DATE:                                      July 28, 2006
TO:                                        U.S. Bank National Association, not in its individual capacity but solely as trustee for the benefit of RASC Series 2006-KS6
                                           Trust, acting on behalf of the Class A Certificateholders,
                                           Class M Certificateholders and Class B Certificateholders under the Pooling and Servicing Agreement identified below ("PARTY A")

ATTENTION:                                 RASC Series 2006-KS6

FROM:                                      U.S. Bank National Association, not in its individual capacity but solely as trustee for the benefit of RASC Series 2006-KS6
                                           Trust, acting on behalf of the Class SB Certificateholders under the Pooling and Servicing Agreement identified below ("PARTY B")

SUBJECT:                                   Payment Swap Confirmation and Agreement
REFERENCE NUMBER
The purpose of this letter  agreement (the  "Agreement")  is to confirm the terms and conditions of the Transaction entered into on the Trade Date specified  below (the  "Transaction")  between Party A and Party B. This  Agreement, which  evidences a complete and binding  agreement  between you and us to enter into the  Transaction  on the terms set forth  below,  constitutes  a  "Confirmation"  as  referred to in the ISDA Form  Master  Agreement  (as defined below), as well as a "Schedule" as referred to in the ISDA Form Master Agreement.

o        This  Agreement  is  subject  to and  incorporates  the 2000  ISDA  Definitions  (the  "Definitions"),  as
published by the International Swaps and Derivatives  Association,  Inc. ("ISDA").  You and we have agreed to enter into this  Agreement  in lieu of  negotiating  a Schedule  to the 1992 ISDA Master  Agreement  (Multicurrency-Cross
Border) form (the "ISDA Form Master  Agreement")  but,  rather,  an ISDA Form Master  Agreement  shall be deemed to have been  executed by you and us on the date we entered into the  Transaction.  In the event of any  inconsistency between the provisions of this  Agreement and the  Definitions  or the ISDA Form Master  Agreement,  this Agreement shall  prevail for purposes of the  Transaction.  Terms used and not  otherwise  defined  herein,  in the ISDA Form
Master  Agreement  or the  Definitions  shall have the  meanings  assigned  to them in the  Pooling  and  Servicing
Agreement,  dated as of July 1, 2006, among Residential  Asset Securities  Corporation,  as depositor,  Residential
Funding  Corporation,  as master  servicer,  and U.S.  Bank  National  Association,  as trustee  (the  "Pooling and
Servicing  Agreement").  Each reference to a "Section" or to a "Section" "of this Agreement" will be construed as a reference  to a Section of the 1992 ISDA Form  Master  Agreement.  Each  capitalized  term used  herein that is not defined  herein or in the 1992 ISDA Form  Master  Agreement  shall  have the  meaning  defined in the  Pooling  and
Servicing  Agreement.  Notwithstanding  anything  herein to the contrary,  should any  provision of this  Agreement conflict  with any  provision of the Pooling and  Servicing  Agreement,  the provision of the Pooling and Servicing
Agreement shall apply.

o        The terms of the particular Transaction to which this Confirmation relates are as follows:

               Trade Date:
               Effective Date:
               Termination Date:                     [July 25, 2036] subject to  adjustment  in accordance  with the
                                                     Business Day Convention.
               Business Days:                        California, Minnesota, Texas, New York, Illinois.
               Business Day Convention:              Following.
               PARTY A PAYMENTS:
               Party A Payment Dates:                Each   Distribution   Date  under  the  Pooling  and  Servicing
                                                     Agreement.
               Party A Payment Amounts:              On each Party A Payment Date, the amount,  if any, equal to the aggregate  amount  of Net Swap  Payments  and Swap  Termination
                                                     Payments owed to the Swap  Counterparty  remaining unpaid after application  of the  sum of (A)  from  the  Adjusted  Available
                                                     Distribution  Amount that would have  remained had the Adjusted
                                                     Available    Distribution   Amount   been   applied   on   such
                                                     Distribution   Date  to  make   the   distributions   for  such
                                                     Distribution  Date under  Section 4.02(c)  clauses  (i) through
                                                     (x) of the  Pooling  and  Servicing  Agreement,  of (I) Accrued
                                                     Certificate  Interest on the  Class SB  Certificates,  (II) the
                                                     amount of any Overcollateralization  Reduction Amount and (III)
                                                     for each  Distribution  Date  after the  Certificate  Principal
                                                     Balance  of each  Class of  Class A  Certificates  and  Class M
                                                     Certificates     has    been     reduced    to    zero,     the
                                                     Overcollateralization  Amount,  (B) from prepayment  charges on deposit  in the  Certificate  Amount,  any  prepayment  charges received on the Mortgage  Loans  during the related  Prepayment
                                                     Period and (C) from the amount  distributable  with  respect to the REMIC III Regular Interest IO.
               PARTY B PAYMENTS:
               Party B Payment Dates:                Each   Distribution   Date  under  the  Pooling  and  Servicing
                                                     Agreement
               Party B Payment Amounts:              On each Party B Payment  Date, an amount equal to the lesser of
                                                     (a)  the  Available   Distribution  Amount  remaining  on  such
                                                     Distribution  Date after the distributions on such Distribution
                                                     Date under  Section 4.02(c)  clauses  (i)  through  (vi) of the
                                                     Pooling and Servicing  Agreement and (b) the  aggregate  unpaid
                                                     Basis    Risk    Shortfalls    allocated    to   the    Class A
                                                     Certificateholders and the Class M  Certificateholders for such
                                                     Distribution Date.

o        Additional  Provisions:  Each party  hereto is hereby  advised and  acknowledges  that the other party has engaged in (or refrained  from engaging in)  substantial  financial  transactions  and has taken (or refrained from taking) other material  actions in reliance upon the entry by the parties into the  Transaction  being entered into on the terms and conditions set forth herein and in the ISDA Form Master  Agreement  relating to such  Transaction, as applicable.

o        Provisions Deemed Incorporated in a Schedule to the ISDA Form Master Agreement:

o        Termination Provisions. For purposes of the ISDA Form Master Agreement:

|X|      "Specified Entity" is not applicable to Party A or Party B for any purpose.

|X|      "Specified  Transaction"  is not  applicable  to Party A or  Party B for any  purpose,  and,  accordingly,
                  Section 5(a)(v) shall not apply to Party A or Party B.

|X|      The "Cross Default" provisions of Section 5(a)(vi) shall not apply to Party A or Party B.

|X|      The "Credit Event Upon Merger" provisions of Section 5(b)(iv) will not apply to Party A or Party B.

|X|      With respect to Party A and Party B, the "Bankruptcy"  provision of Section  5(a)(vii)(2) of the ISDA Form
                  Master Agreement will be deleted in its entirety.

|X|      The "Automatic Early Termination" provision of Section 6(a) will not apply to Party A or to Party B.

|X|      Payments on Early Termination. For the purpose of Section 6(e) of the ISDA Form Master Agreement:

o        Market Quotation will apply.

o        The Second Method will apply.

|X|      "Termination Currency" means United States Dollars.

|X|      The provisions of Sections 5(a)(ii), 5(a)(iii) and 5(a)(iv) shall not apply to Party A or Party B.

|X|      Tax Event.  The provisions of Section  2(d)(i)(4) and 2(d)(ii) of the ISDA Form Master Agreement shall not apply to Party A and Party A shall not be  required  to pay any  additional  amounts  referred to therein.

o        Tax Representations.

|X|      Payer  Representations.  For the purpose of Section 3(e) of the ISDA Form Master Agreement,  each of Party
                  A and Party B will make the following representations:

                                    It is not required by any applicable  law, as modified by the practice of any  relevant  governmental  revenue  authority,  of  any  Relevant
                                    Jurisdiction  to make any deduction or  withholding  for or on account of any Tax from any payment  (other than interest  under Section 2(e),
                                    6(d)(ii) or 6(e) of the ISDA Form Master  Agreement)  to be made by it
                                    to  the  other   party   under   this   Agreement.   In  making   this
                                    representation, it may rely on:

o        the  accuracy of any  representations  made by the other party  pursuant to Section  3(f) of the ISDA Form
                           Master Agreement;

o        the  satisfaction  of the  agreement  contained  in Sections  4(a)(i) or 4(a)(iii) of the ISDA Form Master
                           Agreement  and the accuracy  and  effectiveness  of any  document  provided by the other party pursuant to Sections 4(a)(i) or 4(a)(iii) of the ISDA Form Master Agreement; and

o        the  satisfaction  of the  agreement of the other party  contained in Section 4(d) of the ISDA Form Master
                           Agreement,  provided  that  it  shall  not be a  breach  of  this  representation  where reliance  is placed  on  clause  (ii) and the  other  party  does not  deliver a form or document  under  Section  4(a)(iii)  by reason  of  material  prejudice  to its legal or commercial position.

|X|      Payee  Representations.  For the purpose of Section  3(f) of the ISDA Form Master  Agreement,  Party A and
                  Party B make the following representations: None

o        Documents to be Delivered.  For the purpose of Section 4(a) (i) and 4(a) (iii):

o        Tax forms, documents, or certificates to be delivered are:

PARTY REQUIRED TO          FORM/DOCUMENT/                          DATE BY WHICH TO
DELIVER DOCUMENT           CERTIFICATE                             BE DELIVERED
Party A and Party B        Any documents required or               Promptly after the earlier of (i) reasonable
                           reasonably requested to allow           demand by either party or (ii) learning that such
                           the other party to make                 form or document is required
                           payments under this Agreement
                           without any deduction or
                           withholding for or on the
                           account of any Tax or with
                           such deduction or withholding
                           at a reduced rate

o        Other documents to be delivered are:

PARTY REQUIRED                FORM/DOCUMENT/                        DATE BY WHICH TO BE     COVERED BY
TO DELIVER                    CERTIFICATE                           DELIVERED               SECTION 3(D)
DOCUMENT                                                                                    REPRESENTATION
Party A and Party B           Any documents required by the         Upon execution and      Yes
                              receiving party to evidence the       delivery of this
                              authority of the delivering party     Agreement and such
                              for it to execute and deliver this    Confirmation
                              Agreement, any Confirmation to
                              which it is a party, and to
                              evidence the authority of the
                              delivering party to perform its
                              obligations under this Agreement
                              and such Confirmation.
Party A and Party B           A certificate of an authorized        Upon the execution      Yes
                              officer of the party, as to the       and delivery of this
                              incumbency and authority of the       Agreement and such
                              respective officers of the party      Confirmation
                              signing this Agreement

o        Miscellaneous.  Miscellaneous

|X|      Address for Notices: For the purposes of Section 12(a) of this Agreement:

                                    Address for notices or communications to Party A:

         Address:                RASC Series 2006-KS6 Trust
                                 c/o U.S. Bank National Association
                                 60 Livingston Avenue
                                 EP-MN-WS3D
                                 St. Paul, MN 55107

         with a copy to:         Residential Funding Corporation
                                 8400 Normandale Lake Blvd., Suite 600
                                 Minneapolis, MN 55437
         Attention:              Andrea Villanueva
         Facsimile:              (952) 979-0867

         (For all purposes)

         Address for notices or communications to Party B:
         Address:                RASC Series 2006-KS6 Trust
                                 c/o U.S. Bank National Association
                                 60 Livingston Avenue
                                 EP-MN-WS3D
                                 St. Paul, MN 55107

         with a copy to:         Residential Funding Corporation
                                 8400 Normandale Lake Blvd., Suite 600
                                 Minneapolis, MN 55437
         Attention:              Andrea Villanueva
         Facsimile No.:          (952) 979-0867

         (For all purposes)

|X|      Process Agent. For the purpose of Section 13(c):

                  Party A:                         Not Applicable
                  Party B:                         Not Applicable

|X|      Offices.  The  provisions of Section 10(a) will not apply to this  Agreement;  neither Party A nor Party B have any Offices other than as set forth in the Notices Section.

|X|      Multibranch  Party.  For the purpose of Section 10(c) of the ISDA Form Master  Agreement,  neither Party A nor Party B is a Multibranch. Party.

|X|      Calculation Agent. The Calculation Agent is Residential Funding Corporation.

|X|      Credit Support Document.

                                    Not Applicable

|X|      Credit Support Provider.

                                    Not Applicable

|X|      Governing  Law.  The  parties to this ISDA  Agreement  hereby  agree that the law of the State of New York shall govern their rights and duties in whole,  without  regard to the conflict of law  provision thereof, other than New York General Obligations Law Sections 5-1401 and 5-1402.

|X|      Non-Petition.  Party A and Party B each hereby  irrevocably  and  unconditionally  agrees that it will not institute against,  or join any other person in instituting  against or cause any other person to institute against RASC Series 2006-KS6 Trust,  Mortgage Asset-Backed  Pass-Through  Certificates,
                  Series 2006-KS6, or the other party any bankruptcy,  reorganization,  arrangement, insolvency, or similar  proceeding  under  the laws of the  United  States,  or any other  jurisdiction  for the non-payment  of any amount due  hereunder  or any other  reason  until the payment in full of the
                  Certificates  and the  expiration  of a period  of one year  plus ten days (or,  if  longer,  the applicable preference period) following such payment.

|X|      Severability.  If any term,  provision,  covenant,  or condition  of this  Agreement,  or the  application thereof to any party or circumstance,  shall be held to be invalid or unenforceable  (in whole or in part) for any reason,  the remaining  terms,  provisions,  covenants,  and  conditions  hereof shall  continue in full force and effect as if this  Agreement had been executed with the invalid or  unenforceable  portion  eliminated,  so long as this  Agreement  as so modified  continues to express,  without  material  change,  the  original  intentions  of the parties as to the subject matter  of  this  Agreement  and the  deletion  of  such  portion  of  this  Agreement  will  not substantially impair the respective benefits or expectations of the parties.

                           The parties shall endeavor to engage in good faith  negotiations  to replace any invalid or  unenforceable  term,  provision,  covenant or  condition  with a valid or  enforceable  term, provision,  covenant or  condition,  the  economic  effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

|X|      [Intentionally Omitted].

|X|      Waiver of Jury Trial.  Each party to this Agreement  respectively  waives any right it may have to a trial by jury in respect of any Proceedings relating to this Agreement or any Credit Support Document.

|X|      Set-Off.  Notwithstanding  any  provision  of this  Agreement or any other  existing or future  agreement, each  party  irrevocably  waives  any and all  rights  it may have to set  off,  net,  recoup  or otherwise  withhold or suspend or condition  payment or performance of any obligation  between it and the other party  hereunder  against any  obligation  between it and the other party under any other  agreements.  The  provisions for Set-off set forth in Section 6(e) of the ISDA Form Master
                  Agreement shall not apply for purposes of this Transaction.

|X|      This  Agreement  may be executed in several  counterparts,  each of which shall be deemed an original  but all of which together shall constitute one and the same instrument.

|X|      Trustee Liability  Limitations.  It is expressly understood and agreed by the parties hereto that (a) this
                  Agreement is executed and  delivered by U.S.  Bank  National  Association,  not  individually  or personally  but  solely as  Trustee  of Party A and Party B, in the  exercise  of the  powers and authority  conferred and vested in it and that U.S. Bank National  Association  shall perform its duties and  obligations  hereunder in  accordance  with the standard of care set forth in Article
                  VIII of the Pooling and Servicing Agreement,  (b) each of the  representations,  undertakings and agreements  herein made on the part of Party A and Party B is made and  intended  not as personal representations,  undertakings  and agreements by U.S. Bank National  Association but is made and intended  for the  purpose of  binding  only Party A and Party B, (c)  nothing  herein  contained shall be construed as creating any liability on U.S. Bank National  Association,  individually or personally,  to perform any covenant  either  expressed  or implied  contained  herein,  all such liability,  if any, being  expressly  waived by the parties hereto and by any Person claiming by, through or under the parties  hereto;  provided that nothing in this paragraph shall relieve U.S.
                  Bank National  Association  from  performing its duties and  obligations  hereunder and under the
                  Pooling and Servicing  Agreement in accordance  with the standard of care set forth therein,  and
                  (d) under no  circumstances  shall U.S. Bank National  Association  be personally  liable for the payment  of any  indebtedness  or  expenses  of Party A or Party B or be liable for the breach or failure of any  obligation,  representation,  warranty or covenant  made or undertaken by Party A or Party B under this Agreement or any other related  documents;  provided,  that nothing in this
                  paragraph  shall  relieve  U.S.  Bank  National   Association  from  performing  its  duties  and
                  obligations  hereunder  and under the Pooling and  Servicing  Agreement  in  accordance  with the standard of care set forth herein and therein.

o        "Affiliate".  Party A and  Party B shall be  deemed  to not  have  any  Affiliates  for  purposes  of this
         Agreement, including for purposes of Section 6(b)(ii).

o        Section 3 of the ISDA Form Master  Agreement is hereby  amended by adding at the end thereof the following subsection (g):

                                    "(g)    Relationship Between Parties.

         Each party represents to the other party on each date when it enters into a Transaction that:

o        Nonreliance.  (i) It is not relying on any statement or  representation  of the other party  regarding the
Transaction  (whether  written or oral),  other than the  representations  expressly  made in this Agreement or the
Confirmation  in  respect of that  Transaction  and (ii) it has  consulted  with its own  legal,  regulatory,  tax, business,  investment,  financial and accounting  advisors to the extent it has deemed  necessary,  and it has made its own  investment,  hedging  and  trading  decisions  based upon its own  judgment  and upon any advice from such advisors as it has deemed necessary and not upon any view expressed by the other party.

o        Evaluation and Understanding.

|X|      It has the capacity to evaluate  (internally or through independent  professional  advice) the Transaction and has made its own  decision to enter into the  Transaction  and has been  directed by the Pooling and  Servicing
Agreement to enter into this Transaction; and

|X|      It  understands  the terms,  conditions  and risks of the  Transaction  and is willing  and able to accept those terms and conditions and to assume those risks, financially and otherwise.

o        Purpose.  It is entering into the  Transaction for the purposes of managing its borrowings or investments, hedging its underlying assets or liabilities or in connection with a line of business.

o        Status of Parties.  The other party is not acting as agent,  fiduciary or advisor for it in respect of the
Transaction.

o        Eligible  Contract  Participant.  It is an "eligible swap  participant" as such term is defined in Section
35.1(b)(2)  of the  regulations  (17  C.F.R  35)  promulgated  under,  and it  constitutes  an  "eligible  contract participant" as such term is defined in Section 1(a)12 of the Commodity Exchange Act, as amended."

o        Account Details and Settlement Information:

                           PAYMENTS TO PARTY A:
                           Payments to Party A shall be made in the same manner as
                           provided for in the Pooling and Servicing Agreement with
                           respect to the Class A Certificateholders, Class M
                           Certificateholders and Class B Certificateholders.
                           PAYMENTS TO PARTY B:
                           Payments to Party B shall be made in the same manner as
                           provided for in the Pooling and Servicing Agreement with
                           respect to the Class SB Certificateholders.

Please sign and return to us a copy of this Agreement.

                                                     Very truly yours,

                                                     U.S. BANK NATIONAL ASSOCIATION, not in its individual
                                                     capacity but solely as trustee for the benefit of RASC
                                                     Series 2006-KS6 Trust, acting on behalf of the Class SB
                                                     Certificateholders

                                                     By: __________________________________________________
                                                              Name:
                                                              Title:

                                                     AGREED AND ACCEPTED AS OF THE TRADE DATE
                                                     U.S. BANK NATIONAL ASSOCIATION, not in its individual
                                                     capacity but solely as trustee for the benefit of RASC
                                                     Series 2006-KS6 Trust, acting on behalf of the Class A
                                                     Certificateholders, Class M Certificateholders and Class B
                                                     Certificateholders

                                                     By:___________________________________________________
                                                              Name:
                                                              Title:

                                                                                                          EXHIBIT R

                                               ASSIGNMENT AGREEMENT

                                         [FILED HEREWITH AS EXHIBIT 10.2]

                                                                                                          EXHIBIT S

                          SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

         The  assessment of compliance to be delivered by the Trustee  shall  address,  at a minimum,  the criteria identified as below as "Applicable Servicing Criteria":

----------------------------------------------------------------------------------------------------- --------------------------
                                                                                                        APPLICABLE SERVICING
                                         SERVICING CRITERIA                                                   CRITERIA
----------------------------------------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------

          REFERENCE                                           CRITERIA
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------

                                                  GENERAL SERVICING CONSIDERATIONS
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------
1122(d)(1)(i)                   Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the transaction agreements.
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------
                                If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party's performance and compliance with such servicing
1122(d)(1)(ii)                  activities.
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------
                                Any requirements in the transaction agreements to maintain a
1122(d)(1)(iii)                 back-up servicer for the pool assets are maintained.
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------
                                A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction
1122(d)(1)(iv)                  agreements.
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------

                                                 CASH COLLECTION AND ADMINISTRATION
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------
                                Payments on pool assets are deposited into the appropriate
                                custodial bank accounts and related bank clearing accounts no more    |X| (as to accounts held
                                than two business days following receipt, or such other number of            by Trustee)
1122(d)(2)(i)                   days specified in the transaction agreements.
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------
                                Disbursements made via wire transfer on behalf of an obligor or to      |X| (as to investors
1122(d)(2)(ii)                  an investor are made only by authorized personnel.                              only)
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------
                                Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the
1122(d)(2)(iii)                 transaction agreements.
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------
                                The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of
                                overcollateralization, are separately maintained (e.g., with          |X| (as to accounts held
                                respect to commingling of cash) as set forth in the transaction              by Trustee)
1122(d)(2)(iv)                  agreements.
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------
                                Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements.
                                For purposes of this criterion, "federally insured depository institution" with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule
1122(d)(2)(v)                   13k-1(b)(1) of the Securities Exchange Act.
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------
                                Unissued checks are safeguarded so as to prevent unauthorized
1122(d)(2)(vi)                  access.
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------
                                Reconciliations are prepared on a monthly basis for all
                                asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items.
                                These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days
1122(d)(2)(vii)                 specified in the transaction agreements.
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------

                                                 INVESTOR REMITTANCES AND REPORTING
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------
                                Reports to investors, including those to be filed with the
                                Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with
                                investors' or the trustee's records as to the total unpaid principal balance and number of pool assets serviced by the
1122(d)(3)(i)                   servicer.
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------
                                Amounts due to investors are allocated and remitted in accordance with timeframes, distribution priority and other terms set forth in
1122(d)(3)(ii)                  the transaction agreements.
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------
                                Disbursements made to an investor are posted within two business days to the servicer's investor records, or such other number of
1122(d)(3)(iii)                 days specified in the transaction agreements.
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------
                                Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank
1122(d)(3)(iv)                  statements.
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------

                                                     POOL ASSET ADMINISTRATION
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------
                                Collateral or security on pool assets is maintained as required by
1122(d)(4)(i)                   the transaction agreements or related asset pool documents.
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------
                                Pool assets and related documents are safeguarded as required by
1122(d)(4)(ii)                  the transaction agreements.
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------
                                Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or
1122(d)(4)(iii)                 requirements in the transaction agreements.
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------
                                Payments on pool assets, including any payoffs, made in accordance with the related pool asset documents are posted to the servicer's obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items
1122(d)(4)(iv)                  (e.g., escrow) in accordance with the related pool asset documents.
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------
                                The servicer's records regarding the pool assets agree with the servicer's records with respect to an obligor's unpaid principal
1122(d)(4)(v)                   balance.
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------
                                Changes with respect to the terms or status of an obligor's pool asset (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the
1122(d)(4)(vi)                  transaction agreements and related pool asset documents.
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------
                                Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements
1122(d)(4)(vii)                 established by the transaction agreements.
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------
                                Records documenting collection efforts are maintained during the period a pool asset is delinquent in accordance with the
                                transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity's activities in monitoring delinquent pool assets including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed
1122(d)(4)(viii)                temporary (e.g., illness or unemployment).
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------
                                Adjustments to interest rates or rates of return for pool assets with variable rates are computed based on the related pool asset
1122(d)(4)(ix)                  documents.
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------
                                Regarding any funds held in trust for an obligor (such as escrow accounts): (A) such funds are analyzed, in accordance with the obligor's pool asset documents, on at least an annual basis, or such other period specified in the transaction agreements; (B)
                                interest on such funds is paid, or credited, to obligors in accordance with applicable pool asset documents and state laws; and
                                (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related pool asset, or such other number
1122(d)(4)(x)                   of days specified in the transaction agreements.
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------
                                Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such
1122(d)(4)(xi)                  other number of days specified in the transaction agreements.
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------
                                Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the servicer's funds and not charged to the obligor, unless the late payment was due to the
1122(d)(4)(xii)                 obligor's error or omission.
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------
                                Disbursements made on behalf of an obligor are posted within two business days to the obligor's records maintained by the servicer, or such other number of days specified in the transaction
1122(d)(4)(xiii)                agreements.
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------
                                Delinquencies, charge-offs and uncollectible accounts are
                                recognized and recorded in accordance with the transaction
1122(d)(4)(xiv)                 agreements.
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------
                                Any external enhancement or other support, identified in Item
                                1114(a)(1) through (3) or Item 1115 of Regulation AB, is maintained
1122(d)(4)(xv)                  as set forth in the transaction agreements.
------------------------------- --------------------------------------------------------------------- --------------------------

                                                                                                        EXHIBIT T-1

                                          FORM OF FORM 10-K CERTIFICATION

         I, [identify the certifying individual], certify that:

1.       I have  reviewed the annual  report on Form 10-K for the fiscal year  [____],  and all reports on Form 8-K containing  distribution  or  servicing  reports  filed in respect of periods  included in the year covered by that annual  report,  of the trust (the "Trust")  created  pursuant to the Pooling and Servicing  Agreement  dated as of
July 1, 2006 (the "P&S Agreement") among Residential Asset Securities  Corporation (the  "Depositor"),  Residential
Funding Corporation (the "Master Servicer") and U.S. Bank National Association (the "Trustee");

2.       Based on my knowledge,  the  information in these reports,  taken as a whole,  does not contain any untrue statement of a material fact or omit to state a material fact  necessary to make the  statements  made, in light of the  circumstances  under which such  statements were made, not misleading as of the last day of the period covered by this annual report;

3.       Based on my  knowledge,  the  servicing  information  required to be provided to the Trustee by the Master
Servicer under the P&S Agreement for inclusion in these reports is included in these reports;

4.       I am  responsible  for reviewing the activities  performed by the Master  Servicer under the P&S Agreement and based upon my knowledge and the annual  compliance  review  required  under the P&S Agreement,  and,  except as disclosed in the reports, the Master Servicer has fulfilled its obligations under the P&S Agreement; and

5.       The reports disclose all significant  deficiencies  relating to the Master Servicer's  compliance with the minimum servicing  standards based upon the report provided by an independent public  accountant,  after conducting a review in compliance  with the Uniform Single  Attestation  Program for Mortgage  Bankers as set forth in the P&S
Agreement, that is included in these reports.

         In giving the  certifications  above, I have reasonably  relied on the  information  provided to me by the following unaffiliated parties:  [the Trustee].

         IN WITNESS WHEREOF, I have duly executed this certificate as of _________, 20__.

                                                                       ____________________________
                                                                       Name:
                                                                       Title:

* to be signed by the senior officer in charge of the servicing functions of the Master Servicer

                                                                                                        EXHIBIT T-2

                              FORM OF BACK-UP CERTIFICATE TO FORM 10-K CERTIFICATION

         The undersigned, a Responsible Officer of [______________] (the "Trustee") certifies that:

1.       The Trustee has  performed all of the duties  specifically  required to be performed by it pursuant to the provisions  of the Pooling  and  Servicing  Agreement  dated as of July 1, 2006 (the  "Agreement")  by and among Residential Asset Securities Corporation,  as depositor,  Residential Funding Corporation, as master servicer, and the Trustee in accordance with the standards set forth therein.

2.       Based on my knowledge,  the list of  Certificateholders as shown on the Certificate Register as of the end of each calendar year that is provided by the Trustee pursuant to  Section 4.03(e)(I) of  the Agreement is accurate as of the last day of the 20[  ] calendar year.

         Capitalized terms used and not defined herein shall have the meanings given such terms in the Agreement.

         IN WITNESS WHEREOF, I have duly executed this certificate as of _________, 20__.

                                                                       ____________________________
                                                                       Name:
                                                                       Title:

                                                                                                          EXHIBIT U

 INFORMATION TO BE PROVIDED BY THE MASTER SERVICER TO THE RATING AGENCIES RELATING TO REPORTABLE MODIFIED MORTGAGE
                                                       LOANS

Account number
Transaction Identifier
Unpaid Principal Balance prior to Modification
Next Due Date
Monthly Principal and Interest Payment
Total Servicing Advances
Current Interest Rate
Original Maturity Date
Original Term to Maturity (Months)
Remaining Term to Maturity (Months)
Trial Modification Indicator
Mortgagor Equity Contribution
Total Servicer Advances
Trial Modification Term (Months)
Trial Modification Start Date
Trial Modification End Date
Trial Modification Period Principal and Interest Payment
Trial Modification Interest Rate
Trial Modification Term
Rate Reduction Indicator
Interest Rate Post Modification
Rate Reduction Start Date
Rate Reduction End Date
Rate Reduction Term
Term Modified Indicator
Modified Amortization Period
Modified Final Maturity Date
Total Advances Written Off
Unpaid Principal Balance Written Off
Other Past Due Amounts Written Off
Write Off Date
Unpaid Principal Balance Post Write Off
Capitalization Indicator
Mortgagor Contribution
Total Capitalized Amount
Modification Close Date
Unpaid Principal Balance Post Capitalization Modification
Next Payment Due Date per Modification Plan
Principal and Interest Payment Post Modification
Interest Rate Post Modification
Payment Made Post Capitalization
Delinquency Status to Modification Plan

                                                                                                          EXHIBIT V

                               FORM OF CERTIFICATE TO BE GIVEN BY CERTIFICATE OWNER

         Euroclear                                            Cedel, societe anonyme
         151 Boulevard Jacqmain                               67 Boulevard Grand-Duchesse Charlotte
         B-1210 Brussels, Belgium                             L-1331 Luxembourg

         Re:      Residential  Asset  Securities  Corporation,   Home  Equity  Mortgage  Asset-Backed  Pass-Through
                  Certificates,  Series 2006-KS6,  Class SB, issued pursuant to the Pooling and Servicing Agreement dated as of July 1, 2006 among  Residential  Asset Securities  Corporation,  Residential  Funding
                  Corporation, and
                  U.S. Bank National Association, as Trustee (the "Certificates").

         This is to certify that as of the date hereof and except as set forth below,  the  beneficial  interest in the  Certificates  held by you for our account is owned by persons  that are not  U.S. persons  (as defined in Rule
901 under the Securities Act of 1933, as amended).

         The  undersigned  undertakes  to advise you  promptly by tested telex on or prior to the date on which you intend  to submit  your  certification  relating  to the  Certificates  held by you in which  the  undersigned  has acquired,  or intends to acquire,  a  beneficial  interest in  accordance  with your  operating  procedures  if any applicable  statement  herein is not  correct on such date.  In the  absence  of any such  notification,  it may be assumed that this certification applies as of such date.

         [This  certification  excepts  beneficial  interests in and does not relate to U.S.  $_________  principal amount of the  Certificates  appearing  in your books as being held for our  account but that we have sold or as to which we are not yet able to certify.]

         We understand  that this  certification  is required in  connection  with certain  securities  laws in the
United States of America.  If  administrative  or legal  proceedings are commenced or threatened in connection with which this certification is or would be relevant,  we irrevocably  authorize you to produce this certification or a copy thereof to any interested party in such proceedings.

Dated:_____________________________,*/      By: ________________________________________,
                                            Account Holder

                                                                                                          EXHIBIT W

                               FORM OF CERTIFICATE TO BE GIVEN BY EUROCLEAR OR CEDEL

         U.S. Bank National Association

         Re:      Residential  Asset  Securities  Corporation,   Home  Equity  Mortgage  Asset-Backed  Pass-Through
                  Certificates,  Series 2006-KS6,  Class SB, issued pursuant to the Pooling and Servicing Agreement dated as of July 1, 2006 among  Residential  Asset Securities  Corporation,  Residential  Funding
                  Corporation, and U.S. Bank
                  National Association, as Trustee (the "Certificates").

         This is to certify that, based solely on  certifications  we have received in writing,  by tested telex or by  electronic  transmission  from member  organizations  appearing in our records as persons  being  entitled to a portion of the principal amount set forth below (our "Member  Organizations") as of the date hereof,  $____________
principal  amount of the  Certificates  is owned by persons  (a) that are not U.S.  persons (as defined in Rule 901 under the Securities Act of 1933. as amended (the  "Securities  Act")) or (b) who purchased their  Certificates (or interests therein) in a transaction or transactions that did not require registration under the Securities Act.

         We further certify (a) that we are not making  available  herewith for exchange any portion of the related
Temporary  Regulation S Global Class SB  Certificate  excepted in such  certifications  and (b) that as of the date hereof  we have not  received  any  notification  from  any of our  Member  Organizations  to the  effect  that the statements  made by them with  respect to any portion of the part  submitted  herewith  for  exchange are no longer true and cannot be relied upon as of the date hereof

         We understand  that this  certification  is required in  connection  with certain  securities  laws of the
United States of America.  If  administrative  or legal  proceedings are commenced or threatened in connection with which this certification is or would be relevant,  we irrevocably  authorize you to produce this certification or a copy hereof to any interested party in such proceedings.

Date:_____________________ *                Yours faithfully,

* To be dated no earlier                    By: ______________________________________________________
than the Effective Date.                    Morgan Guaranty Trust Company of New York, Brussels Office, as
                                            Operator of the Euroclear Clearance System
                                            Cedel, Societe anonyme

*        Certification  must be  dated  on or  after  the  15th  day  before  the  date of the  Euroclear  or Cedel certificate to which this certification releases.